(2_FIDELITY_LOGOS)FIDELITY'S
BROADLY DIVERSIFIED INTERNATIONAL EQUITY
FUNDS
Fidelity Global Balanced Fund
Fidelity International Growth & Income Fund
Fidelity Diversified International Fund
Fidelity International Value Fund
Fidelity Overseas Fund
Fidelity Worldwide Fund
ANNUAL REPORT
FOR THE YEAR ENDING
OCTOBER 31, 1999
AND
PROSPECTUS
DATED DECEMBER 29, 1999
CONTENTS



MARKET RECAP                    A-3                       A REVIEW OF WHAT HAPPENED IN
                                                          WORLD MARKETS  DURING THE
                                                          PAST 12 MONTHS.

GLOBAL BALANCED FUND            A-4 A-5 A-6 A-7 A-15      PERFORMANCE FUND TALK: THE
                                                          MANAGER'S OVERVIEW
                                                          INVESTMENT CHANGES
                                                          INVESTMENTS FINANCIAL
                                                          STATEMENTS

INTERNATIONAL GROWTH & INCOME   A-17 A-18 A-20 A-21 A-26  PERFORMANCE FUND TALK: THE
FUND                                                      MANAGER'S OVERVIEW
                                                          INVESTMENT CHANGES
                                                          INVESTMENTS FINANCIAL
                                                          STATEMENTS

DIVERSIFIED INTERNATIONAL FUND  A-28 A-29 A-31 A-32 A-40  PERFORMANCE FUND TALK: THE
                                                          MANAGER'S OVERVIEW
                                                          INVESTMENT CHANGES
                                                          INVESTMENTS FINANCIAL
                                                          STATEMENTS

INTERNATIONAL VALUE FUND        A-42 A-43 A-45 A-46 A-50  PERFORMANCE FUND TALK: THE
                                                          MANAGER'S OVERVIEW
                                                          INVESTMENT CHANGES
                                                          INVESTMENTS FINANCIAL
                                                          STATEMENTS

OVERSEAS FUND                   A-52 A-53 A-55 A-56 A-62  PERFORMANCE FUND TALK: THE
                                                          MANAGER'S OVERVIEW
                                                          INVESTMENT CHANGES
                                                          INVESTMENTS FINANCIAL
                                                          STATEMENTS

WORLDWIDE FUND                  A-64 A-65 A-67 A-68 A-74  PERFORMANCE FUND TALK: THE
                                                          MANAGERS' OVERVIEW
                                                          INVESTMENT CHANGES
                                                          INVESTMENTS FINANCIAL
                                                          STATEMENTS

NOTES TO FINANCIAL STATEMENTS   A-76                      NOTES TO THE FINANCIAL
                                                          STATEMENTS

REPORT OF INDEPENDENT           A-80                      THE AUDITORS' OPINION
ACCOUNTANTS

INDEPENDENT AUDITORS' REPORT    A-81                      THE AUDITORS' OPINION

DISTRIBUTIONS                   A-82

PROXY VOTING RESULTS            A-84

FIDELITY'S BROADLY              P-1
DIVERSIFIED INTERNATIONAL
EQUITY FUNDS PROSPECTUS


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MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
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CALL 1-800-544-6666 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE
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MARKET RECAP


It took over 100 interest-rate cuts by central banks around the world to defuse the powder keg that characterized global equity markets 12 months ago. Those easings sparked a dramatic worldwide recovery and, in a few cases - particularly in the U.S. - were so powerful that some of the easings needed to be reversed. The bottom line, however, is that the world was a much better place to invest in at the conclusion of the 12 months ending October 31, 1999, than it was at the beginning of the period.
EUROPE: European markets offered mixed results over the past 12 months. In that time, the Morgan Stanley Capital International Europe Index returned 12.79%. The U.K. posted the most impressive market returns, due in large part to the strength of the vibrant telecommunications industry. Italy and Germany, meanwhile, lagged behind, mostly due to fears of higher interest rates. The weak performance of the euro - the new single currency of 11 European nations that was introduced January 1, 1999 - didn't help matters. An additional detriment was the subpar performance of many of Europe's largest pharmaceutical companies, which suffered due to non-compelling product introductions and slow revenue growth. On a positive note, cross-border consolidation played a significant role across the European corporate landscape, as merger, acquisition and takeover bid announcements were almost daily occurrences.
EMERGING MARKETS: A year ago, the emerging markets' outlook was bleak. Currency problems were the norm for several regions, and market volatility reigned supreme. In the fall of 1999, however, the markets told a different story. Over the past 12 months, the Morgan Stanley Capital International Emerging Markets Free Index returned 44.63%. Several factors contributed to this about-face, including lower interest rates and favorable export and trade data. Sentiment shifts were evident in markets such as Singapore, Thailand and especially India, where the strong performance of technology stocks helped propel that market to phenomenal returns. Latin America was also a comeback story, as Brazil rebounded nicely from it currency devaluation in January. Mexico, however, slipped over the past several months due to concerns about interest rates and fears of a potentially weaker peso. JAPAN AND THE FAR EAST: For overseas investors, Japan was the place to be for the 12-month period that ended October 31, 1999. A renewed emphasis on corporate restructuring and shareholder


 Standard & Poor's 500 Index(registered trademark) Morgan Stanley Capital International Europe, Australasia, Far East Index
 * YEAR TO DATE THROUGH OCTOBER 31, 1999.
Row: 1, Col: 1, Value: nil
Row: 1, Col: 2, Value: nil
Row: 2, Col: 1, Value: 6.1
Row: 2, Col: 2, Value: 7.38
Row: 3, Col: 1, Value: 31.57
Row: 3, Col: 2, Value: 56.16
Row: 4, Col: 1, Value: 18.56
Row: 4, Col: 2, Value: 69.44000000000001
Row: 5, Col: 1, Value: 5.1
Row: 5, Col: 2, Value: 24.63
Row: 6, Col: 1, Value: 16.61
Row: 6, Col: 2, Value: 28.27
Row: 7, Col: 1, Value: 31.69
Row: 7, Col: 2, Value: 10.53
Row: 8, Col: 1, Value: -3.1
Row: 8, Col: 2, Value: -23.45
Row: 9, Col: 1, Value: 30.47
Row: 9, Col: 2, Value: 12.13
Row: 10, Col: 1, Value: 7.619999999999999
Row: 10, Col: 2, Value: -12.17
Row: 11, Col: 1, Value: 10.08
Row: 11, Col: 2, Value: 32.56
Row: 12, Col: 1, Value: 1.32
Row: 12, Col: 2, Value: 7.78
Row: 13, Col: 1, Value: 37.58
Row: 13, Col: 2, Value: 11.21
Row: 14, Col: 1, Value: 22.96
Row: 14, Col: 2, Value: 6.05
Row: 15, Col: 1, Value: 32.11
Row: 15, Col: 2, Value: 4.819999999999999
Row: 16, Col: 1, Value: 28.58
Row: 16, Col: 2, Value: 20.27
Row: 17, Col: 1, Value: 12.03
Row: 17, Col: 2, Value: 12.79
%
value - combined with the Japanese government's willingness to create more of a free-enterprise market system - proved successful. For the period, the Morgan Stanley Capital International Japan Index returned 58.40% and Japan's TOPIX Index returned 69.97%. Other Asian markets also received a vicarious boost from Japan: Technology-driven markets such as South Korea and Taiwan performed well, as worldwide demand for personal computers translated into positive gains for semiconductor manufacturers.
U.S. AND CANADA: The U.S. equity market produced solid returns for the 12 months ending October 31, 1999. The Dow Jones Industrial Average returned 26.84%, while the Standard & Poor's 500 Index - a popular gauge of U.S. stock market performance - returned 25.67%. Early on, the Federal Reserve Board tried to stabilize the impact of shaky global markets on the U.S. by lowering interest rates. In response, the Dow hit the 10,000 level for the first time in March. Late in the second quarter, however, concerns over an overheating U.S. economy and global market recoveries triggered inflation fears. In June and again in August, the Fed raised rates and the market sold off throughout the third quarter as investors anticipated additional increases. In the end, technology stocks were the clear winners as the NASDAQ Index reeled off a healthy 67.98% return. While Canadian equity markets didn't get nearly the attention of their neighbors to the south, their performance was nearly as loud, as the Toronto Stock Exchange (TSE) 300 returned 24.49%.
BONDS: With few exceptions, bond performance either fell flat or dropped into negative territory for the 12-month period. Concerns about inflation, higher interest rates and the solid performance of world equity markets posed the major threats to fixed-income instruments. For the period, the Lehman Brothers Aggregate Bond Index
- a widely followed measure of taxable bond performance - posted a total return of 0.53%. U.S. Treasuries gave back all of their flight-to-quality gains - and then some - captured during the fall of 1998, as the Lehman Brothers Long-Term Government Index fell 6.10%. Meanwhile, the Lehman Brothers Corporate Bond Index returned 0.61%, and the Salomon Brothers Non-U.S. World Government Bond Index fell 2.96%. There were a few bright spots, however. The high-yield market, as measured by the Merrill Lynch High Yield Master II Index, returned 5.61% during the 12-month period, while the JP Morgan Emerging Markets Bond Index Plus returned 19.98%.
GLOBAL BALANCED
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1994     PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY GLOBAL BALANCED           20.13%       70.07%        115.64%

MSCI World                         24.91%       114.06%       183.92%

SB World Govt Bond                 -2.46%       36.73%        n/a

Global Flexible Portfolio          16.51%       75.46%        n/a
Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on February 1, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International World
Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets throughout the world. As of October 31, 1999, the index included over 1300 equity securities of companies domiciled in 22 countries. You can also compare the fund's returns to the performance of the Salomon Brothers World Government Bond Index - a market value-weighted index of debt issues traded in 14 world government bond markets. To measure how the fund's performance stacked up against its peers, you can compare it to the global flexible portfolio funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 105 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1994   PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY GLOBAL BALANCED         20.13%       11.21%        12.06%

MSCI World                       24.91%       16.44%        16.72%

SB World Govt Bond               -2.46%       6.46%         n/a

Global Flexible Portfolio        16.51%       11.69%        n/a
Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
Fidelity Global Balanced        MSCI World         SB World Govt Bond
                  00334           MS004                    SB006
           1993/02/26   10000.00  10000.00                    10000.00
           1993/03/31   10639.77  10576.83                    10153.51
           1993/04/30   11203.78  11064.11                    10368.08
           1993/05/28   11423.65  11316.16                    10472.05
           1993/06/30   11299.46  11218.32                    10449.72
           1993/07/30   11501.06  11446.52                    10479.38
           1993/08/31   12163.48  11968.39                    10794.43
           1993/09/30   12102.98  11744.40                    10922.48
           1993/10/29   12649.13  12065.21                    10903.98
           1993/11/30   12502.84  11379.87                    10825.83
           1993/12/31   13096.97  11933.93                    10917.94
           1994/01/31   13743.86  12718.26                    11005.86
           1994/02/28   13246.25  12550.86                    10933.99
           1994/03/31   12368.06  12006.96                    10918.29
           1994/04/29   12198.22  12375.31                    10930.85
           1994/05/31   12398.03  12404.35                    10834.90
           1994/06/30   11806.56  12367.06                    10991.21
           1994/07/29   12027.25  12599.35                    11078.78
           1994/08/31   12278.02  12975.91                    11040.40
           1994/09/30   12247.93  12632.10                    11120.30
           1994/10/31   12087.43  12988.52                    11298.58
           1994/11/30   11746.38  12422.32                    11143.33
           1994/12/30   11595.91  12539.70                    11174.03
           1995/01/31   11284.95  12348.47                    11408.49
           1995/02/28   11405.32  12525.49                    11700.51
           1995/03/31   11726.32  13126.17                    12395.51
           1995/04/28   11906.88  13580.59                    12625.08
           1995/05/31   11916.91  13693.69                    12980.25
           1995/06/30   11947.00  13686.40                    13056.66
           1995/07/31   12438.52  14368.10                    13087.36
           1995/08/31   12358.27  14044.91                    12637.64
           1995/09/29   12538.83  14450.95                    12919.89
           1995/10/31   12418.46  14220.32                    13016.19
           1995/11/30   12649.17  14710.97                    13163.42
           1995/12/29   12930.36  15137.97                    13301.24
           1996/01/31   12940.43  15408.69                    13136.91
           1996/02/29   12728.95  15499.36                    13069.92
           1996/03/29   12799.44  15754.07                    13051.78
           1996/04/30   13161.98  16121.28                    12999.79
           1996/05/31   13182.12  16131.99                    13002.58
           1996/06/28   13282.82  16210.32                    13104.81
           1996/07/31   13000.85  15634.18                    13356.01
           1996/08/30   13031.06  15810.64                    13408.00
           1996/09/30   13330.51  16426.40                    13462.42
           1996/10/31   13392.46  16537.82                    13714.33
           1996/11/29   13991.35  17461.31                    13895.05
           1996/12/31   13932.06  17178.39                    13782.71
           1997/01/31   13900.78  17382.20                    13414.28
           1997/02/28   14046.77  17578.87                    13314.14
           1997/03/31   13994.63  17227.87                    13212.62
           1997/04/30   14140.63  17787.72                    13098.18
           1997/05/30   14901.89  18882.39                    13452.66
           1997/06/30   15538.01  19820.92                    13613.15
(pound)     1907/      /31/97  16 111.56  207                 30.57
13507.08
           1997/08/29   15298.16  19340.53                    13499.06
           1997/09/30   16099.75  20387.98                    13786.55
           1997/10/31   15482.98  19311.64                    14072.64
           1997/11/28   15525.52  19650.09                    13856.67
           1997/12/31   15675.93  19886.29                    13814.81
           1998/01/30   16008.10  20437.18                    13949.13
           1998/02/27   16715.28  21816.33                    14062.52
           1998/03/31   17176.02  22734.20                    13923.31
           1998/04/30   17497.47  22952.95                    14145.91
           1998/05/29   17390.32  22661.87                    14179.05
           1998/06/30   17604.62  23196.25                    14199.99
           1998/07/31   17808.20  23155.59                    14218.83
           1998/08/31   15879.52  20064.26                    14606.10
           1998/09/30   16298.56  20415.67                    15382.74
           1998/10/30   17111.86  22257.74                    15838.39
           1998/11/30   17773.35  23577.90                    15614.75
           1998/12/31   18458.88  24726.22                    15929.10
           1999/01/29   18818.89  25264.05                    15782.92
           1999/02/26   18273.42  24588.40                    15275.63
           1999/03/31   18906.17  25608.58                    15314.35
           1999/04/30   19309.82  26614.51                    15308.07
           1999/05/28   18764.34  25638.40                    15080.94
           1999/06/30   19495.28  26830.62                    14786.48
           1999/07/30   19658.92  26746.51                    15148.98
           1999/08/31   19844.39  26695.33                    15219.11
           1999/09/30   19874.38  26432.85                    15456.35
           1999/10/29   20557.05  27803.20                    15449.03
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Global Balanced Fund on February 28, 1993, shortly after the fund started. As the chart shows, by October 31, 1999, the value of the investment would have grown to $20,557 - a 105.57% increase on the initial investment. For comparison, look at how both the Morgan Stanley Capital International World Index and Salomon Brothers World Government Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Morgan Stanley Capital International World Index would have grown to $27,803 - a 178.03% increase and the Salomon Brothers World Government Bond Index would have grown to $15,449 - a 54.49% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
GLOBAL BALANCED
FUND TALK: THE MANAGER'S OVERVIEW



An interview with
Richard Mace, Portfolio Manager of Fidelity Global Balanced Fund
Q. HOW DID THE FUND PERFORM, RICK?
A. The fund recently switched its fiscal year-end from July 31 to October 31. As such, this discussion only reflects performance for a three-month period - from July 31, 1999, through October 31, 1999. During that time, the fund returned 4.57%. The fund typically compares its performance to three measures: a bond index, an equity index and a peer group of competitor funds. The fund topped its bond-related benchmark - the Salomon Brothers World Government Bond Index - which returned 1.98% during the same time period. The fund's equity-oriented benchmark - the Morgan Stanley Capital International World Index - returned 3.95%. The global flexible portfolios average - as tracked by Lipper Inc. - returned 2.16%.
Q. WHAT WERE SOME OF THE KEY FACTORS BEHIND THE FUND'S PERFORMANCE?
A. Much of the fund's positive performance can be traced to good representation in the rebounding Japanese market. Our research team was able to identify several worthwhile opportunities there, including telephone utilities stocks such as Hikari Tsushin and NTT Mobile Communication Network. Both of these investments were inexpensive relative to their global competitors and also appeared to be potential consolidation candidates. Investors throughout the world also were drawn to several Japanese Internet-related and business software providers. As such, the fund's positions in Softbank, Trend Micro, Fujitsu Support & Service and Hitachi Information Systems benefited. At the end of the period, Japanese stocks accounted for approximately 11% of the fund's total investments. Telecommunications stocks also performed well, as wireless demand remained high.
Q. WHAT TYPES OF CHANGES DID YOU MAKE TO THE FUND'S EQUITY SUBPORTFOLIO, AND HOW DID THIS PORTION OF THE FUND PERFORM?
A. The biggest adjustment I made was to reduce the fund's equity position from just under 63% three months ago to around 60% at the close of the period. This was done mainly to bring the fund's equity exposure more in line with the Morgan Stanley index. In terms of individual stock performance, the fund's best performers were the Japanese investments I mentioned. On the flip side, several U.S. technology-related stocks detracted from performance during the period, mostly due to weak earnings and revenue growth outlooks. These included computer services provider Unisys, as well as Hewlett-Packard, the second-largest computer builder in the U.S. Another significant laggard was supermarket chain Safeway, which failed to meet third-quarter profit forecasts due to rising costs and declining sales.
Q. HOW DID THE FUND'S BOND INVESTMENTS PERFORM DURING THE PERIOD?
A. Not as well as I would have liked. The fund had virtually no bond positions in Japan, which turned out to be the best-performing market in local currency terms. I avoided Japanese bonds for several reasons. First, in allocating fund assets, I focus on how bonds are valued relative to equities in each country by comparing the cash flow yield on equities to the yield on bonds. In Japan, bonds tend to offer very low yields, and these yields can be easily erased by a moderate weakening of the yen. The fact that Japanese bonds reversed this trend during the period hurt the fund, particularly relative to the Salomon Brothers benchmark. Globally, fears of higher interest rates sent several bond markets - including those in the U.K., France, Germany and the U.S. - downward.
Q. WHAT'S YOUR OUTLOOK?
A. I think we'll see more consolidation and cross-border merger activity throughout the world. In Europe, this trend has continued as the new single currency - the euro - has made it easier for companies within the same industry to join forces. I'm optimistic that the progress we've seen in Japan also will continue. Companies there have followed in the footsteps of their American counterparts in terms of eliminating unprofitable businesses and looking for ways to restructure internally. Going forward, these patterns may result in stock performance being dictated more by company earnings and fundamentals than influences of local markets.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

FUND FACTS
GOAL: seeks income and capital growth with reasonable risk by investing in a broadly diversified portfolio of high-yielding equity and debt securities issued anywhere in the world
FUND NUMBER: 334
TRADING SYMBOL: FGBLX
START DATE: February 1, 1993
SIZE: as of October 31, 1999, more than
$97 million
MANAGER: Richard Mace, since 1996; manager,
Fidelity International Value Fund, since 1994;
Fidelity Overseas Fund, since 1996; Group
Leader, Fidelity international funds; joined
Fidelity in 1987
(checkmark)

GLOBAL BALANCED

INVESTMENT CHANGES




AS OF OCTOBER 31, 1999
France 7.7%
Row: 1, Col: 1, Value: 7.7
Row: 1, Col: 2, Value: 7.0
Row: 1, Col: 3, Value: 1.9
Row: 1, Col: 4, Value: 11.3
Row: 1, Col: 5, Value: 2.1
Row: 1, Col: 6, Value: 5.9
Row: 1, Col: 7, Value: 2.2
Row: 1, Col: 8, Value: 2.1
Row: 1, Col: 9, Value: 11.4
Row: 1, Col: 10, Value: 49.5
United States 49.5%
Germany 7.0%
Italy 1.9%
Japan 11.3%
Netherlands 2.1%
Other 5.9%
Spain 2.2%
Switzerland 2.1%
United Kingdom 11.4%
GEOGRAPHIC DIVERSIFICATION (%
OF NET ASSETS)

AS OF JULY 31, 1999
France 6.4%
Row: 1, Col: 1, Value: 6.4
Row: 1, Col: 2, Value: 6.3
Row: 1, Col: 3, Value: 2.0
Row: 1, Col: 4, Value: 12.9
Row: 1, Col: 5, Value: 1.9
Row: 1, Col: 6, Value: 6.9
Row: 1, Col: 7, Value: 2.3
Row: 1, Col: 8, Value: 2.1
Row: 1, Col: 9, Value: 9.699999999999999
Row: 1, Col: 10, Value: 40.8
United States 49.5%
Germany 6.3%
Italy 2.0%
Japan 12.9%
Netherlands 1.9%
Other 6.9%
Spain 2.3%
Switzerland 2.1%
United Kingdom 9.7%

ASSET ALLOCATION

                             % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS AS OF
                                                     JULY 31, 1999

Stocks                        60.2                    62.6

Bonds                         33.2                    28.4

Convertible Securities        0.0                     0.3

Short-Term Investments and    6.6                     8.7
Net Other Assets


PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

TOP FIVE STOCKS AS OF OCTOBER
31, 1999

                                % OF FUND'S NET ASSETS   % OF FUND'S NET ASSETS AS OF
                                                         JULY 31, 1999

MCI WorldCom, Inc.  (United      1.7                      1.2
States of America)

Microsoft Corp.  (United         1.2                      1.0
States of America)

General Electric Co.  (United    1.2                      1.0
States of America)

Total Fina SA Class B (France)   0.7                      0.5

Wal-Mart Stores, Inc.            0.7                      0.7
(United States of America)

                                 5.5                      4.4

TOP FIVE BOND ISSUERS AS OF
OCTOBER 31, 1999

(WITH MATURITIES GREATER THAN   % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS AS OF
 ONE YEAR)                                               JULY 31, 1999

U.S. Treasury Obligations        9.2                      8.1

United Kingdom, Great Britain    5.2                      3.9
& Northern Ireland

Federal Home Loan Bank           5.1                      4.8

French Government                4.4                      3.4

German Federal Republic          3.7                      2.7

                                 27.6                     22.9

TOP TEN MARKET SECTORS AS OF
OCTOBER 31, 1999

                                % OF FUND'S NET ASSETS   % OF FUND'S NET ASSETS AS OF
                                                         JULY 31, 1999

FINANCE                          11.2                     11.5

TECHNOLOGY                       10.3                     10.5

UTILITIES                        9.1                      8.8

HEALTH                           5.4                      5.6

NONDURABLES                      3.6                      3.9

RETAIL & WHOLESALE               3.5                      4.2

ENERGY                           3.4                      3.9

INDUSTRIAL MACHINERY &           3.4                      3.2
EQUIPMENT

MEDIA & LEISURE                  2.5                      2.3

BASIC INDUSTRIES                 2.2                      2.3


GLOBAL BALANCED

INVESTMENTS OCTOBER 31, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 60.0%

                                 SHARES                    VALUE (NOTE 1)

ARGENTINA - 0.1%

Bansud SA Class B (a)             2,500                    $ 6,153

Importadora y Exportadorade       400                       3,542
de la Patagonia SA

Inversiones y Representacions     100                       3,019
SA sponsored GDR

Nortel Inversora S A ADR          200                       3,025

Perez Companc SA Class B          5,940                     35,775

                                                            51,514

AUSTRALIA - 0.7%

Amcor Ltd.                        2,600                     11,362

AMP Ltd.                          3,300                     33,557

Australia & New Zealand           2,438                     16,090
Banking Group Ltd.

Brambles Industries Ltd.          800                       22,498

BRL Hardy Ltd.                    2,338                     10,213

Broken Hill Proprietary Co.       5,812                     60,068
Ltd. (The)

Cable & Wireless Optus Ltd.       9,800                     22,436
(a)

Coles Myer Ltd.                   3,800                     18,901

Colonial Ltd.                     2,600                     9,567

Commonwealth Bank of Australia    800                       13,111

CSR Ltd.                          3,500                     7,856

Fosters Brewing Group Ltd.        5,600                     14,884

Goodman Fielder Ltd.              7,800                     7,212

Harvey Norman Holdings Ltd.       9,100                     18,077

Lend Lease Corp. Ltd.             1,900                     21,861

Macquarie Bank Ltd.               800                       11,734

National Australia Bank Ltd.      4,700                     72,532

News Corp. Ltd.                   12,877                    93,120

Rio Tinto Ltd.                    1,000                     16,075

Tabcorp Holdings Ltd.             1,500                     9,508

Telstra Corp. Ltd.                19,100                    97,160

Telstra Corp. Ltd.                5,800                     18,604
(installment receipt) (f)

Westfield Holdings Ltd.           2,700                     16,013

Westpac Banking Corp.             3,300                     21,175

WMC Ltd.                          3,600                     15,450

Woodside Petroleum Ltd.           800                       4,821

Woolworths Ltd.                   3,800                     12,916

                                                            676,801

AUSTRIA - 0.1%

VA Technologie AG                 1,290                     86,507

BRAZIL - 0.3%

Aracruz Celulose SA ADR           1,100                     22,550

Banco Bradesco SA (Reg. Pfd.)     2,400,000                 11,766

Banco Itau SA                     362,000                   20,813

Brahma Cervejaria (Compagnie):

(PN Reg.)                         26,000                    16,617

sponsored ADR                     1,100                     13,750

Centrais Electricas               1,619,000                 28,839
Brasileiras SA

Companhia Brasileira de           500                       10,938
Distribuicao Grupo Pao de
Acucar sponsored ADR



                                 SHARES                    VALUE (NOTE 1)

Companhia de Electricidade do     27,000,000               $ 5,544
Estado do Rio de Janeiro
(CERJ) (a)

Companhia Paranaense de           800                       5,300
Energia-Copel sponsored ADR

Companhia Vale do Rio Doce:

(ON)                              1,100                     16,093

(PN-A)                            1,500                     29,869

Compania Energertica Minas        889,478                   12,694
Gerais

Petrobras Distribuidora SA        967,000                   8,776

Tele Centro Sul Participacoes     1,657,000                 19,828
SA

Tele Norte Leste                  1,700                     28,688
Participacoes SA ADR

Telesp Participacoes SA (a)       570,500                   9,167

Telesp Participacoes SA ADR       600                       9,713
(a)

Votorantim Celulose e Papel       591,000                   17,293
SA (PN Reg.)

                                                            288,238

CANADA - 1.2%

Abitibi-Consolidated, Inc.        1,240                     15,082

Air Canada, Inc. (a)              1,340                     9,970

Alberta Energy Co. Ltd.           570                       17,622

Alcan Aluminium Ltd.              800                       26,228

Anderson Exploration Ltd. (a)     1,080                     13,906

Bank of Montreal                  650                       25,020

Bank of Nova Scotia               2,350                     53,652

BCE, Inc.                         2,540                     152,914

Biovail Corp. International       150                       8,291
(a)

Bombardier, Inc. Class B          2,560                     45,140

Bro-X Minerals Ltd. (a)           600                       0

Canada Occidental Petroleum       340                       6,654
Ltd.

Canadian Hunter Exploration       270                       4,403
Ltd.

Canadian Imperial Bank of         560                       12,062
Commerce

Canadian National Railway Co.     720                       21,844

Canadian Natural Resources        780                       17,172
Ltd. (a)

Canadian Pacific Ltd.             810                       18,933

Canadian Tire Corp. Ltd.          370                       8,824
Series A

Celestica, Inc. (sub-vtg.) (a)    285                       15,686

Crestar Energy, Inc. (a)          320                       4,131

Dofasco, Inc.                     570                       10,167

Domtar, Inc.                      580                       6,995

Enbridge, Inc.                    980                       21,109

Falconbridge Ltd.                 340                       5,036

Franco Nevada Mining Corp.        601                       11,149
Ltd.

Hudson's Bay Co.                  320                       4,349

Imasco Ltd.                       810                       21,740

Imperial Oil Ltd.                 440                       10,195

Inco Ltd.                         830                       16,694

JDS Uniphase Canada Ltd. (a)      63                        10,492

Laidlaw, Inc.                     3,360                     20,776

Newbridge Networks Corp. (a)      710                       13,822

Noranda, Inc.                     750                       9,887

Nortel Networks Corp.             3,360                     206,732

NOVA Chemicals Corp.              630                       12,393

Petro-Canada                      910                       13,016

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

CANADA - CONTINUED

Placer Dome, Inc.                 1,370                    $ 17,222

Potash Corp. of Saskatchewan      60                        2,691

QLT PhotoTherapeutics, Inc.       250                       10,549
(a)

Rogers Communications, Inc.       310                       6,277
Class B (non-vtg.) (a)

Royal Bank of Canada              1,090                     46,994

Seagram Co. Ltd.                  1,130                     56,012

Shaw Communications, Inc.         100                       3,041
Class B

Suncor Energy, Inc.               470                       18,076

Talisman Energy, Inc. (a)         370                       9,767

Teleglobe, Inc.                   410                       9,695

Toronto Dominion Bank             3,220                     73,843

Transcanada Pipelines Ltd.        990                       11,940

Trimark Financial Corp.           460                       5,782

Westcoast Energy, Inc.            600                       10,722

                                                            1,154,697

CHILE - 0.1%

Compania Cervecerias Unidas       350                       7,634
SA sponsored ADR

Compania de                       1,150                     19,191
Telecomunicaciones  de Chile
SA sponsored ADR

Cristalerias de Chile SA          300                       3,825
sponsored ADR

Distribucion Y Servicio D&S       900                       14,681
SA ADR

Embotelladora Andina              1,100                     17,875
sponsored ADR Class A

Enersis SA sponsored ADR          26                        585

Madeco SA ADR                     500                       4,938

Santa Isabel SA sponsored ADR     1,300                     10,400
(a)

Supermercados Unimarc SA          1,400                     3,063
sponsored ADR

                                                            82,192

FINLAND - 0.7%

KCI (Konecranes International)    2,110                     54,533

Nokia AB                          5,060                     584,746

Sampo Insurance Co. Ltd.          1,380                     48,040

                                                            687,319

FRANCE - 3.3%

AXA SA de CV                      1,840                     260,290

Banque Nationale de Paris         1,508                     132,831

Banque Nationale de Paris         286                       1,696
warrants 7/1/02 (a)

Cap Gemini SA                     550                       83,548

Castorama Dubois                  665                       199,790
Investissements SA

Clarins SA                        1,470                     145,146

Clarins SA rights 12/27/99 (a)    1,470                     24,237

Compagnie Financiere de           460                       48,040
Paribas  Class A (Reg.)

France Telecom SA                 2,552                     247,270

Havas Advertising SA              370                       104,018



                                 SHARES                    VALUE (NOTE 1)

Rhodia SA                         5,060                    $ 97,949

Sanofi-Synthelabo SA (a)          2,630                     116,386

Societe Generale, France          180                       39,306
Class A

Suez Lyonnaise des Eaux           1,790                     289,850

Television Francaise 1 SA         985                       309,645

Total Fina SA Class B             5,148                     686,615

Usinor Sacilor                    4,870                     67,865

Vivendi SA (a)                    4,180                     317,703

                                                            3,172,185

GERMANY - 2.1%

Allianz AG (Reg.)                 895                       272,005

Bayerische Hypo-und               2,850                     185,890
Vereinsbank AG

Beiersdorf AG                     1,100                     74,230

Boss (Hugo) AG                    926                       105,498

DaimlerChrysler AG (Reg.)         3,003                     233,483

Deutsche Telekom AG               9,470                     438,057

Kali Und Salz Beteiligungs AG     5,520                     79,077

Mannesmann AG (Reg.)              990                       156,548

Munich Reinsurance AG (Reg.)      550                       125,728

Primacom AG                       2,300                     114,035

Siemens AG                        2,850                     257,203

                                                            2,041,754

HONG KONG - 0.7%

Cable & Wireless HKT Ltd.         19,447                    44,363

Cheung Kong Holdings Ltd.         8,000                     72,606

China Telecom (Hong Kong)         2,000                     6,750
Ltd. (a)

CLP Holdings Ltd.                 5,000                     22,915

Dao Heng Bank Group Ltd.          3,000                     13,787

Giordano International Ltd.       20,000                    21,241

Great Eagle Holdings Ltd.         8,000                     9,887

Hang Seng Bank Ltd.               2,900                     31,546

Hong Kong & China Gas Co.         19,216                    25,480
Ltd.

Hutchison Whampoa Ltd.            13,000                    130,536

JCG Holdings Ltd.                 44,000                    23,932

Johnson Electric Holdings         6,000                     32,441
Ltd.

Li & Fung Ltd.                    16,000                    27,291

New World Development Co.         8,000                     15,139
Ltd.

Pacific Century CyberWorks        16,000                    12,049
Ltd. (a)

Sun Hung Kai Properties Ltd.      10,000                    80,780

Swire Pacific Ltd. Class A        5,000                     24,781

Wharf Holdings Ltd.               7,000                     20,230

Wheelock & Co. Ltd.               6,000                     6,797

Wing Hang Bank Ltd.               6,000                     19,580

                                                            642,131

IRELAND - 0.1%

Bank of Ireland, Inc.             10,480                    82,141

ITALY - 0.6%

Assicurazioni Generali Spa        1,560                     50,439

Banca Nazionale del Lavoro (a)    18,850                    64,129

Eni Spa sponsored ADR             29,880                    176,231

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

ITALY - CONTINUED

San Paolo-IMI Spa                 10,760                   $ 142,134

Telecom Italia Spa                15,900                    137,535

                                                            570,468

JAPAN - 11.3%

Acom Co. Ltd.                     600                       65,690

Aiful Corp.                       1,100                     171,140

Amada Co. Ltd.                    3,000                     23,049

Asahi Chemical Industry Co.       6,000                     36,303
Ltd.

Bank of Tokyo-Mitsubishi Ltd.     14,000                    232,336

Banyu Pharmaceutical Co. Ltd.     5,000                     91,669

Coca-Cola West Japan Co. Ltd.     1,232                     54,900

CSK Corp.                         1,500                     69,148

Dai Nippon Printing Co. Ltd.      2,000                     36,514

Dai-Ichi Kangyo Bank Ltd.         13,000                    178,535

Daiwa Securities Co. Ltd.         14,000                    149,647

DDI Corp.                         18                        197,071

Don Quijote Co. Ltd.              300                       74,910

FamilyMart Co. Ltd.               600                       41,777

Fuji Bank Ltd.                    12,000                    164,802

Fuji Coca-Cola Bottling Co.       3,000                     57,623
Ltd.

Fuji Heavy Industries Ltd.        5,000                     42,545

Fujitsu Ltd.                      5,000                     150,780

Fujitsu Support & Service,        600                       168,836
Inc.

Furukawa Electric Co. Ltd.        22,000                    160,576

Hikari Tsushin, Inc.              200                       161,152

Hirose Electric Co. Ltd.          500                       87,347

Hitachi Information Systems       5,000                     193,037

Hitachi Ltd.                      12,000                    130,500

Honda Motor Co. Ltd.              3,000                     126,188

Hosiden Corp.                     2,000                     75,870

Hoya Corp.                        2,000                     144,058

Ito En Ltd.                       1,000                     102,761

Ito-Yokado Co. Ltd.               1,000                     80,096

Jafco Co. Ltd.                    1,000                     112,365

Japan Medical Dynamic             1,000                     54,742
Marketing, Inc.

Kaneka Corp.                      7,000                     91,765

Kao Corp.                         2,000                     61,080

Kirin Beverage Corp.              2,000                     27,102

Koa Denko Co. Ltd.                3,000                     52,149

Kokusai Denshin Denwa             1,300                     163,553

Kokusai Securities Co. Ltd.       4,000                     69,109

Konami Co. Ltd.                   1,700                     164,898

Koyo Seiko Co. Ltd.               4,000                     42,795

Kyocera Corp.                     2,500                     240,096

Matsushita Communication          1,000                     168,259
Industrial Co. Ltd.

Matsushita Electric               3,000                     63,544
Industrial Co. Ltd.

Mazda Motor Corp.                 8,000                     43,563

Mikasa Coca Cola Bottling Co.     3,800                     40,144

Mitsubishi Electric Corp.         15,000                    83,121

Mitsubishi Trust & Banking        4,000                     53,897
Corp.



                                 SHARES                    VALUE (NOTE 1)

Mitsumi Electric Co. Ltd.         2,000                    $ 53,589

Murata Manufacturing Co. Ltd.     1,000                     128,691

NEC Corp.                         5,000                     101,321

New Japan Securities Co. Ltd.     8,000                     23,587
(a)

Nichicon Corp.                    8,000                     173,637

Nichiei Co. Ltd.                  600                       31,116

Nidec Corp.                       700                       136,134

Nihon Unisys Ltd.                 2,000                     70,300

Nintendo Co. Ltd.                 600                       95,366

Nippon Computer Systems Corp.     3,000                     58,776

Nippon Paper Industries Co.       10,000                    77,791
Ltd.

Nippon Sheet Glass Co. Ltd.       9,000                     56,010

Nippon Steel Corp.                12,000                    30,540

Nippon System Development Co.     1,500                     128,211
Ltd.

Nippon Telegraph & Telephone      8                         122,929
Corp.

Nippon Zeon Co. Ltd.              6,000                     51,861

Nissin Co. Ltd.                   2,300                     141,148

Nitto Denko Corp.                 2,000                     79,136

NTT Mobile Communication          1                         26,603
Network, Inc.

NTT Mobile Communication          15                        399,040
Network, Inc. (c)

Olympus Optical Co. Ltd.          3,000                     40,624

Omron Corp.                       9,000                     188,427

Oracle Corp. Japan                400                       81,441

ORIX Corp.                        600                       80,672

Paris Miki, Inc.                  1,000                     80,672

Ricoh Co. Ltd.                    6,000                     98,017

Rohm Co. Ltd.                     1,200                     269,676

Ryohin Keikaku Co. Ltd.           400                       77,061

Sakura Bank Ltd.                  12,000                    103,261

Sankyo Co. Ltd. (Gunma)           2,000                     158,463

Sanwa Bank Ltd.                   10,000                    148,956

Senshukai Co. Ltd.                3,000                     57,594

Sharp Corp.                       5,000                     79,712

Shikoku Coca-Cola Bottling        1,300                     16,168
Co. Ltd.

Shin-Etsu Chemical Co. Ltd.       2,000                     82,593

Shohkoh Fund & Co. Ltd.           110                       67,400

SMC Corp.                         500                       84,466

Softbank Corp.                    700                       291,092

Sony Corp.                        1,700                     271,575

Square Co. Ltd.                   1,200                     86,896

Sumitomo Trust & Banking Ltd.     5,000                     51,188

Takeda Chemical Industries        4,000                     230,108
Ltd.

Terumo Corp.                      3,000                     91,333

THK Co. Ltd.                      2,300                     75,323

Toko, Inc.                        33,000                    163,217

Tokyo Broadcasting System,        2,000                     52,917
Inc.

Tokyo Seimitsu Co. Ltd.           1,500                     183,097

Toyoda Gosei Co. Ltd.             5,000                     215,606

Toyota Motor Corp.                4,000                     138,679

Trend Micro, Inc.                 1,500                     298,199

Tsubaki Nakashima Co. Ltd.        7,000                     100,840

World Co. Ltd.                    400                       40,528

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

JAPAN - CONTINUED

Yakult Honsha Co. Ltd.            4,000                    $ 40,951

Yamaha Motor Co. Ltd.             4,000                     32,576

Yamanouchi Pharmaceutical Co.     1,000                     45,426
Ltd.

Yokogawa Electric Corp.           7,000                     49,076

Yoshitomi Pharmaceutical          3,000                     40,912
Industries Ltd.

                                                            11,001,570

LUXEMBOURG - 0.0%

Quilmes Industrial SA             1,200                     12,525
sponsored ADR

MEXICO - 0.4%

Alfa SA de CV                     3,000                     11,544

Apasco SA de CV                   1,000                     5,311

Banacci SA de CV Class O (a)      10,000                    25,098

Cemex SA de CV sponsored ADR      1,600                     36,000
(a)

Cifra SA de CV Series C (a)       36,000                    55,711

Coca Cola Femsa SA de CV ADR      1,300                     18,038

Corporacion Interamericana de     2,000                     5,415
Entretenimiento SA de CV
(Series B) (a)

El Puerto de Liverpool SA         6,000                     9,110
Class C

Grupo Carso SA de CV Series       5,000                     21,036
A-1 (a)

Grupo Elektra SA de CV Unit       11,000                    5,258

Grupo Financiero Bancomer SA      86,000                    22,659
de CV Series A

Grupo Modelo SA de CV Class C     11,600                    28,328

Grupo Televisa SA de CV           1,000                     42,500
sponsored ADR (a)

Telefonos de Mexico SA            1,595                     136,373
sponsored ADR representing
Class L shares

Tubos de Acero de Mexico SA       950                       10,391
sponsored ADR

                                                            432,772

NETHERLANDS - 2.1%

Aegon NV                          1,560                     144,405

Akzo Nobel NV                     3,220                     139,064

Equant NV (a)                     640                       62,450

Fortis Amev NV                    4,410                     152,264

GTI Holding NV                    6,890                     139,914

ING Groep NV                      3,136                     185,522

Koninklijke Ahold NV              5,259                     161,993

Koninklijke KPN NV                3,490                     179,625

Numico NV                         4,795                     196,007

Nutreco Holding NV                2,020                     69,254

Unilever NV                       3,877                     257,660

Vendex KBB NV                     11,670                    341,621

                                                            2,029,779

NETHERLANDS ANTILLES - 0.0%

Schlumberger Ltd.                 800                       48,450

NEW ZEALAND - 0.0%

Lion Nathan Ltd.                  3,900                     8,415

Telecom Corp. of New Zealand      7,200                     29,024
Ltd.

                                                            37,439



                                 SHARES                    VALUE (NOTE 1)

PAPUA NEW GUINEA - 0.0%

Oil Search Ltd. (a)               6,800                    $ 7,936

PERU - 0.1%

Cementos Lima S.A.                319                       5,039

Compania de Minas                 1,700                     28,900
Buenaventura SA sponsored
ADR Class B

Telefonica del Peru SA ADR        1,300                     15,031

                                                            48,970

SINGAPORE - 0.3%

Chartered Semiconductor           10,000                    20,188
Manufacturing Ltd.

City Developments Ltd.            3,000                     15,528

Datacraft Asia Ltd.               2,000                     9,200

DBS Group Holdings Ltd.           2,652                     30,008

DBS Land Ltd.                     5,000                     9,269

Natsteel Electronics Ltd.         3,000                     11,736

Oversea-Chinese Banking Corp.     4,300                     32,350
Ltd.

Overseas Union Bank Ltd.          4,281                     18,551

Singapore Airlines Ltd.           4,000                     42,371

Singapore Press Holdings Ltd.     2,000                     34,306

Singapore Telecommunications      16,000                    30,430
Ltd.

United Overseas Bank Ltd.         5,000                     37,918
(For. Reg.)

Venture Manufacturing             3,000                     26,723
Singapore Ltd.

                                                            318,578

SPAIN - 1.1%

Banco Santander Central           30,788                    320,560
Hispano SA

Cortefiel SA                      5,880                     154,016

Tabacalera SA Series A            11,220                    185,233

Telefonica SA (a)                 25,560                    421,705

                                                            1,081,514

SWEDEN - 0.4%

Ericsson (L.M.) Telefon AB:

Class B                           5,330                     227,858

sponsored ADR Class B             1,650                     70,538

Skandinaviska Enskilda Banken     9,840                     101,403
Class A

                                                            399,799

SWITZERLAND - 2.1%

Credit Suisse Group (Reg.)        919                       177,045

Julius Baer Holding AG            47                        141,689

Kuoni Reisen Holding AG Class     24                        102,571
B (Reg.)

Nestle SA (Reg.)                  154                       297,692

Novartis AG (Reg.)                189                       283,332

PubliGroupe SA                    263                       193,329

Richemont Compagnie Financier     66                        126,367
 Class A Unit

Roche Holding AG                  32                        385,035
participation certificates

UBS AG                            686                       200,040

Zurich Allied AG (Reg.)           326                       184,981

                                                            2,092,081

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

UNITED KINGDOM - 6.2%

Abbey National PLC                9,560                    $ 187,074

Allied Zurich PLC                 3,590                     43,390

Amvescap PLC                      21,330                    190,808

Arcadia Group PLC                 24,820                    62,547

AstraZeneca Group PLC:

(Reg.)                            3,490                     159,668

(Sweden)                          583                       26,414

Autonomy Corp. PLC (a)            6,070                     131,416

Barclays PLC                      2,760                     84,553

BP Amoco PLC                      63,270                    608,974

British Aerospace PLC             19,271                    112,655

British Telecommunications PLC    17,010                    306,180

British Vita PLC Ord.             23,530                    94,797

Carillion PLC                     284                       591

Diageo PLC                        11,950                    120,851

Glaxo Wellcome PLC                12,230                    366,136

HSBC Holdings PLC:

(Reg.)                            18,382                    226,328

(Hong Kong) (Reg.)                3,004                     36,987

Kingfisher PLC                    7,006                     76,555

Lloyds TSB Group PLC              16,479                    228,030

MFI Furniture Group PLC           46,980                    31,481

Morgan Crucible Co. PLC           29,230                    116,800

Orange PLC (a)                    5,090                     126,973

Prudential Corp. PLC              6,300                     98,884

Reuters Group PLC                 15,800                    146,926

Royal & Sun Alliance              10,443                    71,094
Insurance  Group PLC

Royal Bank of Scotland Group      7,080                     163,226
PLC

Scottish & Newcastle PLC          18,020                    168,014

Shell Transport & Trading Co.     65,090                    497,667
PLC (Reg.)

Smith & Nephew PLC                33,460                    107,842

Smith (David S.) Holdings PLC     28,040                    88,068

SmithKline Beecham PLC            18,414                    235,699

Sun Life & Provincial Holding     14,250                    106,443
PLC

Tarmac PLC                        284                       2,391

Unigate PLC                       22,520                    104,430

Vodafone AirTouch PLC             125,225                   600,298

WPP Group PLC                     29,880                    324,535

                                                            6,054,725

UNITED STATES OF AMERICA -
26.0%

Abbott Laboratories               5,100                     205,913

Abercrombie & Fitch Co. Class     3,100                     84,475
A (a)

ADC Telecommunications, Inc.      900                       42,919
(a)

AES Corp. (a)                     900                       50,794

Affiliated Computer Services,     1,800                     68,400
Inc.  Class A (a)

AFLAC, Inc.                       2,300                     117,588

AK Steel Holding Corp.            3,000                     51,938

Alcoa, Inc.                       3,014                     183,101

Ambac Financial Group, Inc.       2,300                     137,425

Amerada Hess Corp.                900                       51,638



                                 SHARES                    VALUE (NOTE 1)

American Express Co.              1,800                    $ 277,200

American International Group,     3,725                     383,442
Inc.

AMFM, Inc. (a)                    900                       63,000

Amgen, Inc. (a)                   3,700                     295,075

Associates First Capital          5,548                     202,502
Corp. Class A

At Home Corp. Series A (a)        1,800                     67,275

AT&T Corp.                        11,262                    526,499

AT&T Corp. (Liberty Media         1,800                     71,438
Group)  Class A (a)

Automatic Data Processing,        1,800                     86,738
Inc.

AutoZone, Inc. (a)                900                       23,906

Avon Products, Inc.               2,800                     90,300

Baker Hughes, Inc.                4,600                     128,513

Bank of America Corp.             2,000                     128,750

Bank of New York Co., Inc.        12,200                    510,875

Baxter International, Inc.        1,800                     116,775

Becton, Dickinson & Co.           1,800                     45,675

Bed Bath & Beyond, Inc. (a)       1,400                     46,638

Bemis Co., Inc.                   1,400                     48,913

Biomet, Inc.                      1,400                     42,175

Boeing Co.                        2,800                     128,975

Bristol-Myers Squibb Co.          4,900                     376,381

Burlington Northern Santa Fe      7,700                     245,438
Corp.

Calpine Corp. (a)                 3,000                     172,875

Cardinal Health, Inc.             1,400                     60,375

CBS Corp. (a)                     4,600                     224,538

Cendant Corp. (a)                 3,700                     61,050

Ceridian Corp. (a)                7,000                     153,563

Chase Manhattan Corp.             3,700                     323,288

Chevron Corp.                     1,400                     127,838

Cisco Systems, Inc. (a)           6,400                     473,600

Citigroup, Inc.                   11,475                    621,084

Clear Channel Communications,     1,800                     144,675
Inc. (a)

Clorox Co.                        1,500                     61,406

Coca-Cola Co. (The)               2,300                     135,700

Colgate-Palmolive Co.             3,000                     181,500

Comcast Corp. Class A             5,500                     231,688
(special)

Comstock Resources, Inc. (a)      9,200                     36,225

Cooper Cameron Corp. (a)          2,500                     96,719

Cox Communications, Inc.          1,800                     81,788
Class A (a)

CVS Corp.                         2,500                     108,594

Dell Computer Corp. (a)           5,200                     208,650

DoubleClick, Inc. (a)             1,000                     140,000

DST Systems, Inc. (a)             2,300                     146,481

Dynegy, Inc.                      4,600                     105,225

Eli Lilly & Co.                   2,200                     151,525

EMC Corp. (a)                     5,500                     401,500

EOG Resources, Inc.               1,800                     37,463

Exxon Corp.                       6,500                     481,406

Fannie Mae                        4,000                     283,000

Fluor Corp.                       1,000                     39,875

Ford Motor Co.                    2,800                     153,650

Freddie Mac                       4,600                     248,688

Gaylord Container Corp. Class     9,200                     51,750
A (a)

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

UNITED STATES OF AMERICA -
CONTINUED

General Electric Co.              8,300                    $ 1,125,169

Gillette Co.                      2,100                     75,994

Guidant Corp.                     2,300                     113,563

Halliburton Co.                   3,600                     135,675

Hewlett-Packard Co.               1,700                     125,906

Home Depot, Inc.                  6,900                     520,950

Household International, Inc.     3,093                     138,025

Howmet International, Inc. (a)    1,400                     20,650

Illinova Corp.                    2,000                     63,625

IMS Health, Inc.                  1,800                     52,200

Ingersoll-Rand Co.                3,300                     172,425

Inktomi Corp. (a)                 1,500                     152,156

Intel Corp.                       3,700                     286,519

International Business            3,000                     295,125
Machines Corp.

Interpublic Group of              2,800                     113,750
Companies, Inc.

Johnson & Johnson                 3,200                     335,200

Kroger Co. (a)                    2,500                     52,031

Leggett & Platt, Inc.             5,700                     126,469

Lexmark International Group,      1,500                     117,094
Inc.  Class A (a)

Limited, Inc. (The)               900                       37,013

Lowe's Companies, Inc.            1,800                     99,000

Lucent Technologies, Inc.         4,300                     276,275

Lycos, Inc. (a)                   1,000                     53,500

M&T Bank Corp.                    200                       99,100

Masco Corp.                       3,700                     112,850

MBIA, Inc.                        2,000                     114,125

McDermott International, Inc.     1,800                     32,625

McDonald's Corp.                  2,800                     115,500

MCI WorldCom, Inc. (a)            18,804                    1,613,618

McLeodUSA, Inc. Class A (a)       5,500                     245,438

Medimmune, Inc. (a)               1,400                     156,800

Merck & Co., Inc.                 6,500                     517,156

Meredith Corp.                    1,800                     64,238

Merrill Lynch & Co., Inc.         700                       54,950

Micron Technology, Inc. (a)       500                       35,656

Microsoft Corp. (a)               12,500                    1,157,031

Mobil Corp.                       1,800                     173,700

Motorola, Inc.                    2,300                     224,106

Nabisco Group Holdings Corp.      7,000                     89,688

Nabisco Holdings Corp. Class A    2,800                     104,650

Newport News Shipbuilding,        1,800                     54,675
Inc.

Nextel Communications, Inc.       2,100                     180,994
Class A (a)

Noble Drilling Corp. (a)          2,800                     62,125

Omnicom Group, Inc.               2,800                     246,400

Owens-Illinois, Inc. (a)          2,800                     67,025

Parker-Hannifin Corp.             3,300                     151,181

Phelps Dodge Corp.                2,000                     112,750

Philip Morris Companies, Inc.     6,500                     163,719

Praxair, Inc.                     1,500                     70,125

Procter & Gamble Co.              2,600                     272,675

Providian Financial Corp.         600                       65,400



                                 SHARES                    VALUE (NOTE 1)

Rowan Companies, Inc. (a)         2,800                    $ 43,575

Sabre Group Holdings, Inc.        2,000                     88,875
Class A (a)

Safeway, Inc. (a)                 1,700                     60,031

SBC Communications, Inc.          12,580                    640,794

Schering-Plough Corp.             7,800                     386,100

Schwab (Charles) Corp.            2,000                     77,875

Sealed Air Corp. (a)              900                       49,838

Smurfit-Stone Container Corp.     2,800                     60,550
(a)

Sprint Corp. Series 1 (PCS        900                       74,644
Group)

Swift Energy Co. (a)              3,700                     38,388

Texas Instruments, Inc.           900                       80,775

Textron, Inc.                     900                       69,469

Time Warner, Inc.                 4,901                     341,538

TJX Companies, Inc.               1,400                     37,975

Tricon Global Restaurants,        3,100                     124,581
Inc. (a)

Tyco International Ltd.           1,000                     39,938

Union Pacific Resources           900                       13,050
Group, Inc.

Unisys Corp. (a)                  6,300                     152,775

United Technologies Corp.         1,800                     108,900

Viacom, Inc. Class B              1,800                     80,550
(non-vtg.) (a)

VoiceStream Wireless Corp. (a)    1,400                     138,250

Wal-Mart Stores, Inc.             12,000                    680,250

Walgreen Co.                      2,800                     70,525

Warner-Lambert Co.                2,300                     183,569

Waters Corp. (a)                  1,000                     53,125

Wells Fargo & Co.                 2,000                     95,750

WinStar Communications, Inc.      1,800                     69,863
(a)

                                                            25,354,560

TOTAL COMMON STOCKS                            58,456,645
(Cost $43,616,751)

PREFERRED STOCKS - 0.2%



CONVERTIBLE PREFERRED STOCKS
- 0.0%

AUSTRALIA - 0.0%

WBK STRYPES Trust (Westpac        1,100                     33,000
Banking Corp.) $3.135

NONCONVERTIBLE PREFERRED
STOCKS - 0.2%

GERMANY - 0.2%

SAP AG (Systeme Anwendungen       90                        39,875
Produkte)

Wella AG                          4,384                     122,554

                                                            162,429

TOTAL PREFERRED STOCKS                         195,429
(Cost $193,696)


GOVERNMENT OBLIGATIONS (D) -
33.2%

MOODY'S RATINGS (UNAUDITED)                  PRINCIPAL AMOUNT (E)               VALUE (NOTE 1)

FRANCE - 4.4%

French Government:

OAT 5.5% 4/25/04                  Aaa   EUR   2,200,000                         $ 2,405,721

4% 4/25/09                        Aaa   EUR   2,000,000                          1,909,158

                                                                                 4,314,879

GERMANY - 4.7%

German Federal Republic:

3.75% 8/26/03                     Aaa   EUR   900,000                            925,390

3.75% 1/4/09                      Aaa   EUR   2,000,000                          1,900,508

7.375% 1/3/05                     Aaa   EUR   625,000                            733,683

Treuhandanstalt  6.625% 7/9/03    Aaa   EUR   877,507                            987,888

                                                                                 4,547,469

ITALY - 1.3%

Italian Republic:

6.75% 2/1/07                      Aa3   EUR   700,000                            801,197

10.5% 9/1/05                      Aa3   EUR   361,519                            481,094

                                                                                 1,282,291

SPAIN - 1.1%

Spanish Kingdom  4.5% 7/30/04     Aa2   EUR   1,000,000                          1,039,604

SWEDEN - 0.7%

Swedish Kingdom  10.25% 5/5/03    Aaa   SEK   5,000,000                          703,406

UNITED KINGDOM - 5.2%

United Kingdom,  Great
Britain &  Northern Ireland:

6.75% 11/26/04                    Aaa   GBP   600,000                            1,015,055

9% 10/13/08                       Aaa   GBP   2,000,000                          4,028,768

                                                                                 5,043,823

UNITED STATES OF AMERICA -
15.8%

Federal Home Loan Bank:

4.875% 1/22/02                    Aaa         1,500,000                          1,456,875

5.125% 9/15/03                    Aaa         1,495,000                          1,431,702

5.19% 10/20/03                    Aaa         650,000                            620,952

5.28% 1/6/04                      Aaa         1,515,000                          1,447,295

Freddie Mac 5.75% 7/15/03         Aaa         1,480,000                          1,447,588

U.S. Treasury Bond stripped       Aaa         11,530,000                         2,047,613
principal 0% 11/15/27

U.S. Treasury Bonds:

7.125% 2/15/23                    Aaa         1,350,000                          1,456,947

8.125% 8/15/19                    Aaa         1,300,000                          1,531,153

12.75% 11/15/10 (callable)        Aaa         880,000                            1,160,914

13.875% 5/15/11 (callable)        Aaa         980,000                            1,369,550

U.S. Treasury Notes:

5.5% 1/31/03                      Aaa         640,000                            632,102



MOODY'S RATINGS (UNAUDITED)                  PRINCIPAL AMOUNT (E)               VALUE (NOTE 1)

6.5% 10/15/06                     Aaa        $ 400,000                          $ 407,064

7% 7/15/06                        Aaa         425,000                            443,993

                                                                                 15,453,748

TOTAL GOVERNMENT OBLIGATIONS                                        32,385,220
(Cost $34,575,082)


CASH EQUIVALENTS - 5.9%

                               SHARES

Central Cash Collateral Fund,   196,000                   196,000
5.26% (b)

Taxable Central Cash Fund,      5,565,866                 5,565,866
5.21% (b)

TOTAL CASH EQUIVALENTS                      5,761,866
(Cost $5,761,866)

TOTAL INVESTMENT PORTFOLIO -                              96,799,160
99.3%
(Cost $84,147,395)

NET OTHER ASSETS - 0.7%                                   669,221

NET ASSETS - 100%                          $ 97,468,381

SECURITY TYPE ABBREVIATIONS

STRYPES                      -   Structured Yield Product
                                 Exchangeable for Common Stock

CURRENCY ABBREVIATIONS

EUR                          -   European Monetary Unit

GBP                          -   British pound

SEK                          -   Swedish krona

LEGEND
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $399,040 or 0.4% of net assets.
(d) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment advisor, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
(e) Principal amount is stated in United States dollars unless otherwise noted.
(f) Purchased on an installment basis. Market value reflects only those payments made through October 31, 1999. The remaining installments aggregating AUD 16,820 are due November 2, 2000.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $18,842,516 and $24,883,950, respectively, of which U.S. government and government agency obligations aggregated $1,664,528 and $661,950, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $474 for the period.
The fund participated in the security lending program. At period end, the value of securities loaned amounted to $184,228. The fund received cash collateral of $196,000 which was invested in the Central Cash Collateral Fund.
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
MOODY'S RATINGS              S&P RATINGS

Aaa, Aa, A        33.5%      AAA, AA, A    29.0%

Baa               0.0%       BBB           0.0%

Ba                0.0%       BB            0.0%

B                 0.0%       B             0.0%

Caa               0.0%       CCC           0.0%

Ca, C             0.0%       CC, C         0.0%

                             D             0.0%

MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Net Assets
AEROSPACE & DEFENSE           0.6%

BASIC INDUSTRIES              2.2

CASH EQUIVALENTS              5.9

CONSTRUCTION & REAL ESTATE    0.8

DURABLES                      1.7

ENERGY                        3.4

FINANCE                       11.2

GOVERNMENT OBLIGATIONS        33.2

HEALTH                        5.4

HOLDING COMPANIES             0.1

INDUSTRIAL MACHINERY &        3.4
EQUIPMENT

MEDIA & LEISURE               2.5

NONDURABLES                   3.6

PRECIOUS METALS               0.1

RETAIL & WHOLESALE            3.5

SERVICES                      1.8

TECHNOLOGY                    10.3

TRANSPORTATION                0.5

UTILITIES                     9.1

INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $84,383,166. Net unrealized appreciation aggregated $12,415,994, of which $16,444,692 related to appreciated investment securities and $4,028,698 related to depreciated investment securities.
The fund hereby designates approximately $234,000 as a capital gain dividend for the purpose of the dividend paid deduction.
GLOBAL BALANCED
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1999

ASSETS

Investment in securities, at             $ 96,799,160
value  (cost $84,147,395) -
See accompanying schedule

Foreign currency held at                  89,743
value  (cost $88,038)

Receivable for investments                567,333
sold

Receivable for fund shares                954,294
sold

Dividends receivable                      120,476

Interest receivable                       659,256

Other receivables                         247

 TOTAL ASSETS                             99,190,509

LIABILITIES

Payable to custodian bank      $ 16,736

Payable for investments         937,296
purchased

Payable for fund shares         454,840
redeemed

Accrued management fee          59,398

Other payables and  accrued     57,858
expenses

Collateral on securities        196,000
loaned,  at value

 TOTAL LIABILITIES                        1,722,128

NET ASSETS                               $ 97,468,381

Net Assets consist of:

Paid in capital                          $ 83,179,073

Undistributed net investment              403,390
income

Accumulated undistributed net             1,234,471
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               12,651,447
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 5,220,714                $ 97,468,381
shares outstanding

NET ASSET VALUE, offering                 $18.67
price  and redemption price
per share ($97,468,381
(divided by) 5,220,714
shares)

STATEMENT OF OPERATIONS

                                 THREE MONTHS ENDED OCTOBER  YEAR ENDED JULY 31, 1999
                                 31, 1999

INVESTMENT INCOME                $ 195,779                   $ 850,739
Dividends

Interest                          577,499                     2,177,247

Security lending                  265                         -

                                  773,543                     3,027,986

Less foreign taxes withheld       (14,061)                    (67,250)

 TOTAL INCOME                     759,482                     2,960,736

EXPENSES

Management fee                   $ 185,757                   $ 695,700

Transfer agent fees               65,261                      244,826

Accounting and security           15,195                      63,887
lending fees

Non-interested trustees'          403                         1,235
compensation

Custodian fees and expenses       32,250                      141,456

Registration fees                 8,628                       30,040

Audit                             2,529                       56,948

Legal                             190                         238

Reports to shareholders           -                           8,397

Miscellaneous                     489                         1,838

 Total expenses before            310,702                     1,244,565
reductions

 Expense reductions               (2,783)                     (11,605)

                                  307,919                     1,232,960

NET INVESTMENT INCOME             451,563                     1,727,776

REALIZED AND UNREALIZED  GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            3,697,991                   4,224,401

 Foreign currency transactions    1,772                       (81,933)

 Futures contracts                -                           517,574

                                  3,699,763                   4,660,042

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            408,246                     3,024,866

 Assets and liabilities in        (4,826)                     11,584
foreign currencies

 Futures contracts                -                           (56,767)

                                  403,420                     2,979,683

NET GAIN (LOSS)                   4,103,183                   7,639,725

NET INCREASE (DECREASE)  IN      $ 4,554,746                 $ 9,367,501
NET ASSETS RESULTING  FROM
OPERATIONS

OTHER INFORMATION                $ 2,666                     $ 10,520
Expense reductions Directed
brokerage   arrangements

 Transfer agent credits           117                         1,085

                                 $ 2,783                     $ 11,605


STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       THREE MONTHS ENDED OCTOBER  YEAR ENDED JULY 31, 1999  YEAR ENDED JULY 31, 1998
ASSETS                           31, 1999

Operations Net investment        $ 451,563                   $ 1,727,776               $ 1,467,414
income

 Net realized gain (loss)         3,699,763                   4,660,042                 6,633,711

 Change in net unrealized         403,420                     2,979,683                 (725,159)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       4,554,746                   9,367,501                 7,375,966
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (973,940)                   (1,574,612)               (1,895,825)
from net investment income

Share transactions Net            12,762,394                  45,697,691                66,298,210
proceeds from sales of shares

 Reinvestment of distributions    910,684                     1,484,276                 1,827,302

 Cost of shares redeemed          (21,541,440)                (48,179,432)              (53,263,687)

 NET INCREASE (DECREASE) IN       (7,868,362)                 (997,465)                 14,861,825
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       (4,287,556)                 6,795,424                 20,341,966
IN NET ASSETS

NET ASSETS

 Beginning of period              101,755,937                 94,960,513                74,618,547

 End of period (including        $ 97,468,381                $ 101,755,937             $ 94,960,513
undistributed net investment
income of $403,390, $989,733
 and $742,283, respectively)

OTHER INFORMATION Shares

 Sold                             703,403                     2,735,365                 4,236,702

 Issued in reinvestment of        49,710                      95,920                    124,912
distributions

 Redeemed                         (1,180,075)                 (2,898,880)               (3,475,772)

 Net increase (decrease)          (426,962)                   (67,595)                  885,842


FINANCIAL HIGHLIGHTS

                             THREE MONTHS ENDED OCTOBER 31,  YEARS ENDED JULY 31,

                             1999                            1999                  1998      1997      1996      1995

SELECTED PER-SHARE DATA

Net asset value, beginning
of                           $ 18.02                         $ 16.62               $ 15.45   $ 12.91   $ 12.40   $ 11.99
period

Income from Investment
Operations

Net investment income         .08 D                           .31 D                 .30 D     .31 D     .31       .28

Net realized and unrealized   .74                             1.37                  1.27      2.68      .25       .13
gain (loss)

Total from investment         .82                             1.68                  1.57      2.99      .56       .41
operations

Less Distributions

 From net investment income   (.17)                           (.28)                 (.40)     (.45)     (.05)     -

Net asset value, end of
period                       $ 18.67                         $ 18.02               $ 16.62   $ 15.45   $ 12.91   $ 12.40

TOTAL RETURN B, C             4.57%                           10.39%                10.53%    23.93%    4.52%     3.42%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period    $ 97,468                        $ 101,756             $ 94,961  $ 74,619  $ 87,785  $ 148,831
(000 omitted)

Ratio of expenses to average  1.20% A                         1.32%                 1.39%     1.51%     1.39%     1.34%
net assets

Ratio of expenses to average  1.19% A, E                      1.30% E               1.37% E   1.49% E   1.36% E   1.33% E
net assets after  expense
reductions

Ratio of net investment       1.74% A                         1.83%                 1.95%     2.28%     2.94%     4.68%
income to average net assets

Portfolio turnover rate       80% A                           100%                  81%       57%       189%      242%

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS
OF LESS THAN ONE YEAR ARE
NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.
D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.



INTERNATIONAL GROWTH & INCOME
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1994     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY INTL GROWTH & INCOME      36.51%       80.39%        168.27%

MSCI EAFE                          23.29%       56.31%        91.41%

International Funds Average        25.53%       58.85%        152.13%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be
$1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East
(EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of October 31, 1999, the index included over 900 equity securities of countries domiciled in 20 countries. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 589 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1994   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY INTL GROWTH & INCOME    36.51%       12.52%        10.37%

MSCI EAFE                        23.29%       9.35%         6.71%

International Funds Average      25.53%       9.50%         9.42%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER 10 YEARS
             Int'l Growth & Income       MS EAFE (Net MA tax)
             00305                       MS001
  1989/10/31      10000.00                    10000.00
  1989/11/30      10372.96                    10502.70
  1989/12/31      10912.50                    10890.22
  1990/01/31      10723.81                    10485.01
  1990/02/28      10346.43                     9753.21
  1990/03/31      10338.57                     8737.16
  1990/04/30      10314.98                     8667.82
  1990/05/31      10983.25                     9656.83
  1990/06/30      11329.18                     9571.78
  1990/07/31      11855.94                     9706.60
  1990/08/31      10841.74                     8764.01
  1990/09/30       9796.09                     7542.62
  1990/10/31      10778.84                     8717.90
  1990/11/30      10535.12                     8203.65
  1990/12/31      10560.27                     8336.54
  1991/01/31      10933.94                     8606.19
  1991/02/28      11551.31                     9528.76
  1991/03/31      11137.03                     8956.73
  1991/04/30      11307.61                     9044.68
  1991/05/31      11291.37                     9139.06
  1991/06/30      10747.11                     8467.51
  1991/07/31      11120.78                     8883.54
  1991/08/31      11080.16                     8703.13
  1991/09/30      11437.59                     9193.63
  1991/10/31      11364.48                     9323.96
  1991/11/30      11047.67                     8888.67
  1991/12/31      11409.09                     9347.71
  1992/01/31      11392.64                     9148.05
  1992/02/29      11409.09                     8820.62
  1992/03/31      11038.93                     8238.32
  1992/04/30      11524.25                     8277.48
  1992/05/31      12042.47                     8831.54
  1992/06/30      11927.31                     8412.63
  1992/07/31      11540.70                     8197.33
  1992/08/31      11746.34                     8711.47
  1992/09/30      11548.93                     8539.45
  1992/10/31      10932.00                     8091.51
  1992/11/30      10907.32                     8167.66
  1992/12/31      11027.92                     8209.90
  1993/01/31      11129.02                     8208.89
  1993/02/28      11432.31                     8456.86
  1993/03/31      12283.20                     9194.00
  1993/04/30      12965.60                    10066.54
  1993/05/31      13268.89                    10279.14
  1993/06/30      13091.97                    10118.77
  1993/07/31      13530.05                    10472.97
  1993/08/31      14237.73                    11038.33
  1993/09/30      14145.06                    10789.87
  1993/10/31      14532.59                    11122.39
  1993/11/30      14035.53                    10150.17
  1993/12/31      14896.52                    10883.09
  1994/01/31      15676.53                    11803.20
  1994/02/28      15396.74                    11770.51
  1994/03/31      14574.34                    11263.54
  1994/04/30      14769.34                    11741.44
  1994/05/31      15040.65                    11674.03
  1994/06/30      14676.08                    11839.01
  1994/07/31      14921.95                    11952.86
  1994/08/31      15066.09                    12235.85
  1994/09/30      14718.47                    11850.48
  1994/10/31      14871.08                    12245.10
  1994/11/30      14413.25                    11656.59
  1994/12/31      14468.79                    11729.58
  1995/01/31      13978.62                    11278.99
  1995/02/28      14074.90                    11246.62
  1995/03/31      14880.18                    11948.08
  1995/04/30      15151.53                    12397.43
  1995/05/31      14958.96                    12249.65
  1995/06/30      14993.97                    12034.83
  1995/07/31      15878.03                    12784.07
  1995/08/31      15694.22                    12296.40
  1995/09/30      15808.01                    12536.56
  1995/10/31      15606.69                    12199.57
  1995/11/30      15843.02                    12539.01
  1995/12/31      16238.67                    13044.21
  1996/01/31      16283.90                    13097.76
  1996/02/29      16247.71                    13142.04
  1996/03/31      16519.11                    13421.12
  1996/04/30      16935.26                    13811.32
  1996/05/31      16953.35                    13557.16
  1996/06/30      17070.95                    13633.47
  1996/07/31      16672.90                    13235.00
  1996/08/31      16880.98                    13264.00
  1996/09/30      17288.07                    13616.36
  1996/10/31      17269.98                    13477.03
  1996/11/30      18129.41                    14013.26
  1996/12/31      18298.87                    13832.99
  1997/01/31      18158.47                    13351.61
  1997/02/28      18373.75                    13573.24
  1997/03/31      18373.75                    13624.82
  1997/04/30      18392.47                    13699.76
  1997/05/31      19309.76                    14593.94
  1997/06/30      20161.52                    15400.98
  1997/07/31      20676.32                    15652.33
  1997/08/31      19431.44                    14485.45
  1997/09/30      20676.32                    15299.10
  1997/10/31      19543.76                    14127.04
  1997/11/30      19468.88                    13985.77
  1997/12/31      19602.19                    14110.38
  1998/01/31      19781.30                    14758.33
  1998/02/28      20865.89                    15708.03
  1998/03/31      21980.33                    16194.66
  1998/04/30      22527.60                    16325.51
  1998/05/31      22477.84                    16249.27
  1998/06/30      22408.19                    16375.21
  1998/07/31      22826.11                    16544.20
  1998/08/31      18666.86                    14497.52
  1998/09/30      18507.65                    14056.21
  1998/10/31      19651.94                    15524.66
  1998/11/30      20826.09                    16323.09
  1998/12/31      21558.22                    16970.14
  1999/01/31      21888.14                    16923.13
  1999/02/28      21321.09                    16522.90
  1999/03/31      22228.37                    17215.87
  1999/04/30      23084.10                    17916.21
  1999/05/31      22053.10                    16996.58
  1999/06/30      23372.78                    17662.17
  1999/07/31      24259.44                    18190.27
  1999/08/31      24919.28                    18259.76
  1999/09/30      25610.05                    18446.74
  1999/10/29      26826.63                    19140.70
IMATRL PRASUN   SHR__CHT 19991031 19991123 084816 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity International Growth & Income Fund on October 31, 1989. As the chart shows, by October 31, 1999, the value of the investment would have grown to $26,827 - a 168.27% increase on the initial investment. For comparison, look at how both the Morgan Stanley Capital International EAFE Index did over the same period. With dividends and capital gains, if any, reinvested in each, the same $10,000 would have grown to $19,141 - a 91.41% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
INTERNATIONAL GROWTH & INCOME
FUND TALK: THE MANAGER'S OVERVIEW



An interview with
Bill Bower, Portfolio
Manager of Fidelity
International Growth
& Income Fund
Q. HOW DID THE FUND PERFORM, BILL?
A. The fund performed very well. For the 12-month period that ended October 31, 1999, the fund posted a total return of 36.51%. In comparison, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index returned 23.29%. The fund also compares its performance against the international funds average, tracked by Lipper Inc., which returned 25.53% during the same period.
Q. WHAT FACTORS LED TO THE FUND'S STRONG PERFORMANCE AGAINST THE INDEX AND ITS LIPPER PEER GROUP?
A. Most of the fund's favorable performance can be attributed to strong stock selection within the recovering Japanese market. While the fund remained marginally underweighted in Japanese securities versus the EAFE index, the stocks we picked performed exceptionally well. Specifically, the fund's holdings in Japanese telecommunications, business services, specialty finance companies and electronic components posted strong gains as industry consolidation and improving global economies boosted sales. With the exception of Telecom Italia, European telephone companies and telecommunications equipment manufacturers also were particularly positive contributors as stock prices were lifted by continued accelerating earnings forecasts and a robust mergers-and-acquisitions environment.
Q. JAPAN REPLACED THE U.K. AS THE FUND'S LARGEST GEOGRAPHIC CONCENTRATION, INCREASING FROM APPROXIMATELY 18% OF THE FUND'S NET ASSETS SIX MONTHS AGO TO ROUGHLY 26% AT THE END OF THE PERIOD. WHAT FACTORS ACCOUNTED FOR THE SIGNIFICANT INCREASE?
A. My views regarding Japanese banks and the general market became increasingly positive during the period because many companies were beating earnings estimates and becoming more serious about restructuring. Following the announcement of a three-way bank merger between Dai-Ichi Kangyo Bank, Fuji Bank and the Industrial Bank of Japan, I became more enthusiastic about the prospects for growth in the Japanese market. These mergers, which were coordinated by the Japanese government, signaled a critical and necessary change in the way Japanese companies and the government were approaching corporate restructuring and reforms.
Q. DID YOU MAKE ANY OTHER SIGNIFICANT CHANGES TO THE PORTFOLIO DURING THE PERIOD? WHAT TYPES OF STOCKS AND INDUSTRIES DID YOU FOCUS ON?
A. I didn't make many significant changes. However, as some of the fund's Japanese holdings blew through their price targets, I started to look for alternatives within the Japanese market and other regions of the world. While Japan will probably remain the fund's largest geographical weighting in the short term, some of the areas I looked at were the European mid-cap growth stocks, which appeared to be undervalued relative to large-cap stocks. An example of mid-cap stock I purchased during the period was Dutch software company Epchos, which, in my opinions was undervalued relative to its earnings and sales growth outlook.
Q. WHICH STOCKS PROVIDED THE STRONGEST RESULTS FOR THE FUND?
A. Japanese and European telecommunications companies such as DDI Corp., Kokusai Denshin Denwa (KDD) and Nokia were among the fund's top holdings and provided a significant boost to fund performance. As I mentioned earlier, telecommunications companies benefited from a robust mergers-and-acquisitions environment, favorable fundamental business outlooks and strong earnings momentum. Another strong contributor to performance was Toyoda Gosei, an auto parts manufacturer that is a major supplier to Toyota Motor. Its shares rallied during the period as auto sales picked up and the company was viewed as undervalued relative to its competition.
Q. WE'VE TALKED A LOT ABOUT STRATEGIES AND STOCKS THAT WORKED WELL FOR THE FUND. THERE MUST HAVE BEEN SOME HOLDINGS THAT HURT PERFORMANCE . .
 .
A. The fund's overweighted position in Telecom Italia detracted from relative performance after it was taken over by Technost. Later in the period, Technost made an offer to buy out Telecom Italia, offering no premium to the underlying market value, resulting in further weakness in the share price. Another disappointment for the fund was Arcadia Group. The British retailer suffered from a difficult pricing environment that we thought would improve during the period, but remained weak. Shares of Rentokil also were punished after the British pest control and cleaning services firm missed earnings estimates and experienced slower sales growth. The fund's holdings in Nestle and Unilever also hurt performance due to slower-than-expected earnings growth for these companies and the food sector overall.
Q. WHAT'S YOUR OUTLOOK OVER THE NEXT SIX MONTHS, BILL?
A. While the short-term global market environment poses a number of risks due to Year 2000 (Y2K) concerns and uncertainty around the interest-rate outlook in the U.S. and Europe, I don't run the fund based on potential short-term events. Consequently, I don't anticipate making major changes to the portfolio at this time. In addition, due to some recent changes I made to the portfolio and the asset allocation shifts we've already discussed, I feel the fund is well-positioned to benefit from the anticipated ongoing recovery in the Japanese market, yet is still protected from potential weakness in certain sectors. For example, I recently reduced the fund's exposure to Japanese specialty-finance companies, or non-bank lenders, because I felt their valuations were getting expensive and Japanese banks were beginning to encroach upon their business. Another area I've been keeping a close eye on is Europe, especially the European banks, which have been hard hit due to interest-rate hikes by central banks. I've become less negative on European financial issues because I think the positives of low valuations, earnings improvement and industry consolidation outweigh the negatives of potentially higher interest rates.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.



BILL BOWER COMMENTS ON HIS INVESTMENT STYLE
AND HOW IT SHAPES THE STRATEGY AND HOLDINGS
OF THE FUND:
"The first things I ask when I look at a stock are: `Is this a good business? Is it stable? Is the company's cash flow growing?' Because of my focus on these areas, the fund's dividend yield is lower than similar overseas funds and the Morgan
Stanley EAFE index. In other words, I'm a firm believer in a company's free cash-flow generation as a catalyst for growth;
my focus on dividend yield is secondary. My investment style also is highly dependent upon fundamental and technical analysis of individual companies, industries and market trends. An example of this research is a recent study that my team of analysts and I completed, which investigated the correlation between stock performance and dividend yields of stocks that have made up the EAFE index over the past three years. Our results showed that if you invested solely on the basis of higher dividend yield, you would've significantly underperformed the market. Accordingly, the fund has concentrated more on companies with stable free cash flow, favorable growth outlooks and accelerating earnings versus stocks with merely high dividend yields.
"Another area I tend to focus on is the track record of corporate managements and what types of incentives they receive. This approach has subsequently led me to successful companies whose managements have a high level of stock ownership. Often, these companies tend to be younger businesses that have smaller stock capitalizations and whose management teams have a large stake in the success of their company. These are the types of companies that I believe have the best prospects to outperform the broader market over the long term. While these types of investments present interesting opportunities for the fund, this is not to say that there aren't any large-cap stocks that meet my investment criteria. In fact, there are many large-cap holdings in the portfolio that exhibit strong growth prospects, healthy dividend yields, and provide the current income the fund seeks."

FUND FACTS
GOAL: growth of capital and current
income by investing mainly in foreign stocks
FUND NUMBER: 305
TRADING SYMBOL: FIGRX
START DATE: December 31, 1986
SIZE: as of October 31, 1999, more than
$1.0 billion
MANAGER: Bill Bower, since 1998;
international equity analyst, 1996-1998;
manager, Fidelity Select Construction & Housing
Portfolio, 1994-1996; joined Fidelity in 1994
(checkmark)

INTERNATIONAL GROWTH & INCOME

INVESTMENT CHANGES




AS OF OCTOBER 31, 1999
Australia 2.4%
United States 8.8%
Row: 1, Col: 1, Value: 2.4
Row: 1, Col: 2, Value: 2.2
Row: 1, Col: 3, Value: 9.1
Row: 1, Col: 4, Value: 6.9
Row: 1, Col: 5, Value: 25.8
Row: 1, Col: 6, Value: 7.2
Row: 1, Col: 7, Value: 14.6
Row: 1, Col: 8, Value: 5.0
Row: 1, Col: 9, Value: 18.0
Row: 1, Col: 10, Value: 8.800000000000001
Finland 2.2%
France 9.1%
United Kingdom 18.0%
Germany 6.9%
Switzerland 5.0%
Japan 25.8%
Other 14.6%
Netherlands 7.2%
GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S NET ASSETS)

AS OF APRIL 30, 1999
United States 3.8%
Australia 3.3%
Row: 1, Col: 1, Value: 3.3
Row: 1, Col: 2, Value: 10.4
Row: 1, Col: 3, Value: 7.3
Row: 1, Col: 4, Value: 3.8
Row: 1, Col: 5, Value: 18.5
Row: 1, Col: 6, Value: 7.1
Row: 1, Col: 7, Value: 16.2
Row: 1, Col: 8, Value: 6.3
Row: 1, Col: 9, Value: 23.3
Row: 1, Col: 10, Value: 3.8
France 10.4%
United Kingdom 23.3%
Germany 7.3%
Italy 3.8%
Switzerland 6.3%
Japan 18.5%
Other 16.2%
Netherlands 7.1%
ASSET ALLOCATION

                              % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                      MONTHS AGO

Stocks                         91.9                    97.3

Bonds                          0.3                     0.5

Short-term investments   and   7.8                     2.2
net other assets

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

TOP TEN STOCKS AS OF OCTOBER
31, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

DDI Corp.  (Japan, Telephone    2.1                     1.1
Services)

Kokusai Denshin Denwa           2.0                     0.3
(Japan, Telephone Services)

Total Fina SA Class B           1.8                     2.6
(France, Oil & Gas)

Nokia AB sponsored ADR          1.6                     1.7
(Finland, Communications
Equipment)

BP Amoco PLC   (United          1.5                     2.0
Kingdom, Oil & Gas)

Kyocera Corp. (Japan,           1.3                     0.3
Electronics))

Shell Transport & Trading Co.   1.3                     1.3
 PLC (Reg.)   (United
Kingdom, Oil & Gas)

Takeda Chemical Industries      1.2                     1.2
Ltd.   (Japan, Drugs &
Pharmaceuticals)

Mannesmann AG (Reg.)            1.1                     1.2
(Germany, Cellular)

Nestle SA (Reg.)                1.0                     1.1
(Switzerland, Foods)

                                14.9                    12.8

TOP TEN MARKET SECTORS AS OF
OCTOBER 31, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

FINANCE                         19.6                    24.0

UTILITIES                       16.0                    16.3

TECHNOLOGY                      11.4                    8.1

HEALTH                          6.8                     8.3

MEDIA & LEISURE                 5.5                     4.2

ENERGY                          5.5                     6.1

INDUSTRIAL MACHINERY &          4.9                     3.3
EQUIPMENT

SERVICES                        4.6                     6.7

DURABLES                        4.2                     5.2

RETAIL & WHOLESALE              3.8                     4.8


INTERNATIONAL GROWTH & INCOME

INVESTMENTS OCTOBER 31, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 91.0%

                                 SHARES                      VALUE (NOTE 1)

AUSTRALIA - 1.8%

Australia & New Zealand           425,308                    $ 2,806,845
Banking  Group Ltd.

Brambles Industries Ltd.          100,800                     2,834,755

Cable & Wireless Optus Ltd.       1,200,700                   2,748,814
(a)

Coles Myer Ltd.                   290,300                     1,443,970

Lend Lease Corp. Ltd.             152,000                     1,748,915

National Australia Bank Ltd.      29,400                      453,711

News Corp. Ltd. sponsored ADR     119,500                     3,540,188

Perpetual Trustees Australia      17,900                      230,580
Ltd.

Telstra Corp. Ltd.                557,700                     2,836,982

Westfield Holdings Ltd.           130,100                     771,572

                                                              19,416,332

BELGIUM - 0.2%

Electrabel SA                     6,000                       1,984,900

BRITISH VIRGIN ISLANDS - 0.4%

MIH Ltd.                          102,600                     4,591,350

CANADA - 1.7%

Barrick Gold Corp.                41,400                      760,936

Celestica, Inc. (sub. vtg.)       47,400                      2,608,820
(a)

CGI Group, Inc. Class A (sub.     119,200                     2,672,827
vtg.) (a)

Cinar Films, Inc. Class B         273,300                     4,748,588
(sub. vtg.) (a)

Clarica Life Insurance Co. (d)    80,700                      1,305,062

Placer Dome, Inc.                 65,000                      817,082

Toronto Dominion Bank             159,300                     3,653,173

Videotron Group Ltd. (sub.        144,900                     2,067,609
vtg.)

                                                              18,634,097

DENMARK - 0.5%

Carlsberg AS Class B              41,800                      1,618,983

Damgaard AS (a)                   2,700                       143,648

Falck AS                          20,000                      1,844,364

Unidanmark AS Class A             21,500                      1,677,662

                                                              5,284,657

FINLAND - 2.2%

Metso Oyj (a)                     75,000                      850,513

Nokia AB sponsored ADR            147,300                     17,022,356

Pohjola Group Insurance Corp.     35,200                      1,893,756
Class B

Sampo Insurance Co. Ltd.          61,800                      2,151,363

Sonera Group PLC                  41,000                      1,234,813

Tietoenator Oyj Abp               29,400                      1,023,464

                                                              24,176,265

FRANCE - 9.1%

AXA SA de CV                      55,000                      7,780,415

Banque Nationale de Paris         101,715                     8,959,479

Banque Nationale de Paris         12,155                      72,061
warrants 7/1/02 (a)

Castorama Dubois                  15,000                      4,506,533
Investissements SA

Clarins SA                        19,500                      1,925,403

Clarins SA rights 12/27/99 (a)    19,500                      321,518



                                 SHARES                      VALUE (NOTE 1)

France Telecom SA                 95,100                     $ 9,214,483

Havas Advertising SA              7,000                       1,967,916

NRJ SA                            10,100                      3,153,729

Rhodia SA                         94,900                      1,837,019

Rhone-Poulenc SA Class A          11,800                      654,900

Sanofi-Synthelabo SA (a)          77,600                      3,434,037

Schneider SA (a)                  13,600                      939,705

Societe Generale, France          12,200                      2,664,044
Class A

Suez Lyonnaise des Eaux           46,100                      7,464,842

Television Francaise 1 SA         22,500                      7,073,105

Total Fina SA:

Class B                           149,661                     19,961,037

sponsored ADR                     101,900                     6,795,456

Vivendi SA (a)                    129,554                     9,846,822

                                                              98,572,504

GERMANY - 6.9%

Allianz AG (Reg.)                 27,000                      8,205,751

Apcoa Parking AG                  13,370                      987,281

BASF AG                           80,200                      3,574,476

Boss (Hugo) AG                    19,690                      2,243,266

Celanese AG (a)                   14,240                      225,327

DaimlerChrysler AG (Reg.)         41,425                      3,220,794

Deutsche Telekom AG               174,275                     8,061,502

ELMOS Semiconductor AG (a)        72,000                      1,822,867

EPCOS AG (a)                      125,400                     5,155,125

GFK AG (a)                        40,787                      1,135,892

Hannover Rueckversicherungs AG    23,000                      1,732,357

Hoechst AG                        142,400                     6,307,644

Kali Und Salz Beteiligungs AG     10,300                      147,553

Mannesmann AG (Reg.)              78,760                      12,454,280

Munich Reinsurance AG (Reg.)      11,300                      2,583,144

Primacom AG                       100,800                     4,997,694

Siemens AG                        78,500                      7,084,366

Veba AG                           57,800                      3,139,511

Viag AG                           90,896                      1,673,214

                                                              74,752,044

HONG KONG - 1.9%

China Telecom (Hong Kong)         616,000                     2,079,000
Ltd. (a)

Dah Sing Financial Holdings       510,000                     2,035,273
Ltd.

Giordano International Ltd.       1,022,000                   1,085,415

Great Eagle Holdings Ltd.         744,000                     919,464

Hong Kong & China Gas Co.         696,000                     922,863
Ltd.

Hutchison Whampoa Ltd.            175,000                     1,757,209

Johnson Electric Holdings         925,600                     5,004,531
Ltd.

Li & Fung Ltd.                    820,000                     1,398,687

South China Morning Post          1,986,000                   1,444,503
Holdings

Wing Hang Bank Ltd.               326,500                     1,065,496

Yue Yuen Industrial Holdings      1,224,000                   3,104,119
Ltd.

                                                              20,816,560

HUNGARY - 0.1%

Matav RT sponsored ADR (a)        35,700                      1,028,606

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

IRELAND - 0.6%

Bank of Ireland, Inc.             287,400                    $ 2,252,614

CRH PLC                           34,800                      658,954

Elan Corp. PLC sponsored ADR      113,600                     2,925,200
(a)

Irish Life & Permanent PLC        106,426                     1,101,459

                                                              6,938,227

ISRAEL - 0.2%

Bezeq Israeli                     290,000                     1,183,408
Telecommunication  Corp.
Ltd. (a)

Teva Pharmaceutical               21,400                      1,035,225
Industries Ltd. ADR

                                                              2,218,633

ITALY - 1.6%

Assicurazioni Generali Spa        98,200                      3,175,070

Banca di Roma                     558,400                     756,348

Eni Spa sponsored ADR             490,800                     2,894,712

Olivetti & Co. Spa                1,527,316                   2,953,267

San Paolo-IMI Spa                 178,300                     2,355,246

Telecom Italia Spa                454,240                     3,929,176

Unicredito Italiano Spa           326,500                     1,531,313

                                                              17,595,132

JAPAN - 25.8%

Advan Co. Ltd.                    42,700                      1,263,059

Aiful Corp.                       14,100                      2,193,710

Banyu Pharmaceutical Co. Ltd.     166,000                     3,043,400

CSK Corp.                         47,900                      2,208,115

Dai-Ichi Kangyo Bank Ltd.         361,000                     4,957,791

Daiwa Securities Co. Ltd.         472,000                     5,045,244

DDI Corp.                         2,116                       23,166,765

Digicube Co. Ltd.                 22                          756,399

Fancl Corp.                       12,100                      3,486,195

Fuji Heavy Industries Ltd.        396,000                     3,369,566

Fujisawa Pharmaceutical Co.       65,000                      1,629,292
Ltd.

Fujitec Co. Ltd.                  229,000                     2,553,364

Fujitsu Ltd.                      242,000                     7,297,767

Fujitsu Support & Service,        4,000                       1,125,570
Inc.

Furukawa Electric Co. Ltd.        1,049,000                   7,656,567

Hirose Electric Co. Ltd.          3,900                       681,306

Hitachi Information Systems       60,000                      2,316,447

Hitachi Ltd.                      283,000                     3,077,625

Honda Motor Co. Ltd.              124,000                     5,215,750

Hoya Corp.                        34,000                      2,448,980

Ito-Yokado Co. Ltd.               60,000                      4,805,763

Jafco Co. Ltd.                    13,000                      1,460,744

Japan Business Computer Co.       62,000                      1,554,094
Ltd.

Kaneka Corp.                      73,000                      956,975

Kansai Maintenance Corp.          39,000                      419,870

Kao Corp.                         81,000                      2,473,758

Kirin Brewery Co. Ltd.            109,000                     1,249,902



                                 SHARES                      VALUE (NOTE 1)

Kokusai Denshin Denwa             171,800                    $ 21,614,215

Kyocera Corp.                     147,800                     14,194,478

Matsushita Electric               94,000                      1,991,038
Industrial Co. Ltd.

Meiji Seika Kaisha Ltd.           348,000                     2,536,682

Mitsubishi Electric Corp.         250,000                     1,385,354

Mitsumi Electric Co. Ltd.         57,000                      1,527,299

New Japan Securities Co. Ltd.     710,000                     2,093,349
(a)

Nichicon Corp.                    479,000                     10,396,543

Nichiei Co. Ltd.                  6,200                       321,537

Nidec Corp.                       19,000                      3,695,078

Nihon Unisys Ltd.                 172,000                     6,045,811

Nikko Securities Co. Ltd.         260,000                     2,447,059

Nintendo Co. Ltd.                 15,300                      2,431,837

Nippon Sheet Glass Co. Ltd.       166,000                     1,033,066

Nippon System Development Co.     20,100                      1,718,031
Ltd.

Nippon Telegraph & Telephone      160                         2,458,584
Corp.

Nippon Zeon Co. Ltd.              489,000                     4,226,651

Nissin Co. Ltd.                   26,900                      1,650,814

Nomura Securities Co. Ltd.        187,000                     3,090,776

NTT Mobile Communication          364                         9,683,362
Network, Inc. (d)

Olympus Optical Co. Ltd.          144,000                     1,949,964

Omron Corp.                       364,000                     7,620,841

ORIX Corp.                        54,400                      7,314,286

Ricoh Co. Ltd.                    116,000                     1,894,992

Riso Kagaku Corp.                 10,000                      432,173

Ryohin Keikaku Co. Ltd.           1,800                       346,776

Sakura Bank Ltd.                  758,000                     6,522,622

Sanyo Shinpan Finance Co.         15,500                      742,809
Ltd.

Secom Co. Ltd.                    25,000                      2,684,274

Secom Co. Ltd. (RFD)              36,000                      3,837,695

Senshukai Co. Ltd.                71,000                      1,363,064

Shohkoh Fund & Co. Ltd.           3,020                       1,850,430

Sony Corp.                        47,000                      7,508,250

Takasago Electric Industry        23,000                      1,745,018
Co.

Takeda Chemical Industries        222,000                     12,770,997
Ltd.

Terumo Corp.                      61,000                      1,857,095

Toko, Inc.                        200,000                     989,196

Tokyo Seimitsu Co. Ltd.           27,000                      3,295,750

Tokyo Tomin Bank Ltd. (a)         201,800                     6,686,291

Toyoda Gosei Co. Ltd.             154,000                     6,640,673

Union Tool Co.                    8,200                       877,292

Yakult Honsha Co. Ltd.            97,000                      993,056

Yamaha Motor Co. Ltd.             409,000                     3,330,920

Yokogawa Electric Corp.           297,000                     2,082,209

Yoshitomi Pharmaceutical          179,000                     2,441,105
Industries Ltd.

                                                              278,733,360

KOREA (SOUTH) - 0.5%

Samsung Electronics Co. Ltd.      30,857                      5,144,979

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

LUXEMBOURG - 0.6%

Audiofina                         21,600                     $ 1,089,163

Stolt Comex Seaway SA (a)         486,770                     5,202,354

                                                              6,291,517

MEXICO - 0.3%

Grupo Financiero Bancomer SA      6,446,000                   1,698,347
de CV Series A

Grupo Televisa SA de CV           29,200                      1,241,000
sponsored ADR (a)

                                                              2,939,347

NETHERLANDS - 6.9%

ABN AMRO Holding NV               156,500                     3,795,462

Akzo Nobel NV                     111,500                     4,815,418

Beter Bed Holding NV              106,600                     3,058,704

Exact Holdings NV (a)             168,350                     6,357,808

Exact Holdings NV (d)             6,500                       245,475

Fortis Amev NV                    249,500                     8,614,456

Fugro NV                          60,300                      2,035,535

Grand Hotel Krasnapolsky NV       31,500                      2,051,912

Gucci Group NV (NY Shares)        40,000                      3,230,000

ING Groep NV                      178,822                     10,578,894

Koninklijke Ahold NV              76,955                      2,370,451

Koninklijke KPN NV                64,600                      3,324,870

Koninklijke Philips               70,292                      7,305,975
Electronics NV  (NY shares)

Numico NV                         50,000                      2,043,869

Nutreco Holding NV                94,400                      3,236,433

Samas Groep NV                    143,900                     1,958,221

Vedior NV                         78,038                      1,317,157

Vendex KBB NV                     153,800                     4,502,260

Vnu NV                            62,700                      2,126,473

Wolters Kluwer NV                 30,100                      1,008,777

                                                              73,978,150

NEW ZEALAND - 0.1%

Telecom Corp. of New Zealand      244,300                     984,807
Ltd.

PERU - 0.1%

Compania de Minas                 66,500                      1,130,500
Buenaventura SA sponsored
ADR Class B

PORTUGAL - 0.2%

Electricidade de Portugal SA      105,500                     1,644,895

SINGAPORE - 0.3%

Chartered Semiconductor           5,800                       192,488
Manufacturing Ltd. ADR

Oversea-Chinese Banking Corp.     136,500                     1,026,933
Ltd.

Overseas Union Bank Ltd.          244,959                     1,061,514

United Overseas Bank Ltd.         128,000                     970,689
(For. Reg.)

                                                              3,251,624

SOUTH AFRICA - 0.4%

Anglogold Ltd.                    8,100                       457,359



                                 SHARES                      VALUE (NOTE 1)

Gold Fields Ltd.                  123,000                    $ 588,431

Impala Platinum Holdings Ltd.     85,500                      2,960,605

                                                              4,006,395

SPAIN - 1.6%

Banco Santander Central           444,760                     4,630,780
Hispano SA

Cortefiel SA                      75,500                      1,977,584

Tabacalera SA Series A            24,300                      401,173

Telefonica SA (a)                 608,600                     10,041,070

                                                              17,050,607

SWEDEN - 2.1%

A-Com AB (a)                      30,000                      347,572

ABB Ltd. (Sweden) (a)             39,900                      3,985,256

Ericsson (L.M.) Telefon AB        251,400                     10,747,350
Class B

Hennes & Mauritz AB Class B       92,400                      2,462,197

Nobel Biocare AB                  16,700                      232,178

Saab AB (B shares)                127,300                     993,591

Securitas AB Class B              67,500                      1,004,299

Svenska Handelsbanken AB (A       144,000                     2,002,012
shares)

TV 4 AB Class A                   100,000                     1,365,895

                                                              23,140,350

SWITZERLAND - 5.0%

Ares Serono SA Class B            2,258                       3,518,614
(Bearer)

Bank Sarasin & Compagnie          2,281                       4,244,349
Class B (Reg.)

Credit Suisse Group (Reg.)        39,700                      7,648,169

Julius Baer Holding AG            1,000                       3,014,662

Nestle SA (Reg.)                  5,981                       11,561,667

Novartis AG (Reg.)                4,850                       7,270,695

PubliGroupe SA                    2,770                       2,036,202

Roche Holding AG                  612                         7,363,798
participation certificates

Selecta Group (Reg.)              5,870                       2,080,301

UBS AG                            18,750                      5,467,569

                                                              54,206,026

TAIWAN - 0.7%

Hon Hai Precision Industries      155,000                     1,060,372
Co. Ltd.

Ritek Corp.                       350,000                     2,295,082

Taiwan Semiconductor              953,250                     4,237,334
Manufacturing Co. Ltd.

                                                              7,592,788

TURKEY - 0.2%

Hurriyet Gazetecilik ve           252,511,900                 1,917,070
Matbaacilik AS

UNITED KINGDOM - 18.0%

Abbey National PLC                207,100                     4,052,607

Alliance & Leicester PLC          331,500                     4,840,653

Allied Domecq PLC                 149,300                     839,641

Allied Zurich PLC                 449,000                     5,426,767

Amvescap PLC                      173,900                     1,555,629

Ashtead Group PLC                 1,873,500                   5,345,159

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

UNITED KINGDOM - CONTINUED

AstraZeneca Group PLC (Reg.)      88,700                     $ 4,058,025

BBA Group PLC                     33,500                      234,121

Bodycote International PLC        317,250                     1,293,781

Boots Co. PLC                     130,200                     1,338,131

BP Amoco PLC                      1,646,674                   15,849,241

British Aerospace PLC             286,200                     1,673,080

British American Tobacco PLC      232,500                     1,540,762

British Telecommunications PLC    630,700                     11,352,598

British Vita PLC Ord.             332,100                     1,337,958

Capital Radio PLC                 78,700                      1,292,849

Centrica PLC                      688,700                     2,001,691

Computacenter PLC                 553,200                     5,776,481

Davis Service Group               64,800                      440,880

EMAP PLC                          153,300                     2,004,444

Geest PLC                         122,800                     926,365

Glaxo Wellcome PLC                221,200                     6,622,176

Granada Group PLC                 409,900                     3,242,130

Hays PLC                          206,100                     2,360,514

HSBC Holdings PLC (Reg.)          195,600                     2,408,324

Iceland Group PLC                 1,369,100                   6,517,653

Independent Insurance PLC         417,600                     1,902,163

Informa Group PLC                 311,700                     2,080,991

Invensys PLC                      202,100                     993,676

Kingfisher PLC                    157,500                     1,721,008

Kingston Communications PLC       55,000                      403,371
(a)(d)

Laporte PLC                       87,000                      715,314

Laporte PLC Class B (a)           783,000                     6,438

Lloyds TSB Group PLC              566,800                     7,843,166

Misys PLC                         152,000                     1,269,740

National Grid Group PLC           137,800                     1,029,889

National Westminster Bank PLC     57,800                      1,305,936

Pizzaexpress PLC                  82,400                      1,094,151

Prudential Corp. PLC              228,100                     3,580,212

Rentokil Initial PLC              1,424,400                   4,748,980

Reuters Group PLC                 219,400                     2,040,219

Royal & Sun Alliance              467,090                     3,179,863
Insurance  Group PLC

Royal Bank of Scotland Group      140,700                     3,243,766
PLC

Safeway PLC                       314,100                     986,527

Scottish Radio Holdings PLC       65,900                      975,294

Shell Transport & Trading Co.     1,826,100                   13,962,060
PLC (Reg.)

Smith & Nephew PLC                1,130,600                   3,643,951

SmithKline Beecham PLC            542,100                     6,938,876

SSL International PLC             47,200                      504,890

Standard Chartered PLC            154,900                     2,174,014

Taylor Nelson Sofres PLC          674,400                     2,034,984

Unilever PLC                      828,189                     7,699,573

Vodafone AirTouch PLC             2,030,000                   9,731,322

Vodafone AirTouch PLC             183,000                     8,772,563
sponsored ADR

WPP Group PLC                     472,100                     5,127,602

                                                              194,042,199



                                 SHARES                      VALUE (NOTE 1)

UNITED STATES OF AMERICA - 1.0%

AES Corp. (a)                     50,000                     $ 2,821,875

AFLAC, Inc.                       70,900                      3,624,763

Newmont Mining Corp.              36,000                      789,750

Polycom, Inc. (a)                 20,000                      1,000,000

Synthes-Stratec, Inc. (a)         1,600                       595,437

UnitedGlobalCom, Inc. (a)         21,600                      1,879,200

                                                              10,711,025

TOTAL COMMON STOCKS                             982,774,946
(Cost $753,644,505)

PREFERRED STOCKS - 0.9%



CONVERTIBLE PREFERRED STOCKS
- 0.6%

AUSTRALIA - 0.6%

National Australia Bank Ltd.      76,800                      2,164,800
$1.9687 EXCAPS

Village Roadshow Ltd. $3.25       60,000                      2,527,500
PRIDES (d)

WBK STRYPES Trust (Westpac        55,000                      1,650,000
Banking Corp.) $3.135

                                                              6,342,300

NONCONVERTIBLE PREFERRED
STOCKS - 0.3%

ITALY - 0.3%

Telecom Italia Spa Risp           737,700                     3,645,866

TOTAL PREFERRED STOCKS                          9,988,166
(Cost $8,129,747)


CONVERTIBLE BONDS - 0.3%

MOODY'S RATINGS (UNAUDITED)               PRINCIPAL AMOUNT (C)

NETHERLANDS - 0.3%

Koninklijke Ahold NV 3%       Baa1   NLG   4,810,000                 2,601,369
9/30/03 (Cost $3,045,512)


CASH EQUIVALENTS - 9.9%

                                SHARES

Central Cash Collateral Fund,    8,038,987                     8,038,987
 5.26% (b)

Taxable Central Cash Fund,       98,978,707                    98,978,707
5.21% (b)

TOTAL CASH EQUIVALENTS                        107,017,694
(Cost $107,017,694)

TOTAL INVESTMENT PORTFOLIO -                                   1,102,382,175
102.1%
(Cost $871,837,458)

NET OTHER ASSETS - (2.1)%                                      (22,326,839)

NET ASSETS - 100%                            $ 1,080,055,336

SECURITY TYPE ABBREVIATIONS

EXCAPS - Exchangeable Capital
Units
PRIDES - Preferred Redeemable
Increased Dividend Equity
Securities
STRYPES - Structured Yield
Product Exchangeable for
Common Stock

CURRENCY ABBREVIATIONS

NLG                            -   Dutch guilder

LEGEND
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Principal amount is stated in United States dollars unless otherwise noted.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $14,164,770 or 1.3% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $816,194,057 and $858,011,797, respectively.
The fund participated in the security lending program. At period end, the value of securities loaned amounted to $7,466,135. The fund received cash collateral of $8,038,987 which was invested in the Central Cash Collateral Fund.
The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $2,816,000. The weighted average interest rate was 5.2%. Interest expense includes $2,427 paid under the bank borrowing program.
INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $874,029,546. Net unrealized appreciation aggregated $228,352,629, of which $265,296,979 related to appreciated investment securities and $36,944,350 related to depreciated investment securities.
The fund hereby designates approximately $38,760,000 as a capital gain dividend for the purpose of the dividend paid deduction.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Net Assets
AEROSPACE & DEFENSE           0.3%

BASIC INDUSTRIES              3.2

CASH EQUIVALENTS              9.9

CONSTRUCTION & REAL ESTATE    1.8

DURABLES                      4.2

ENERGY                        5.5

FINANCE                       19.6

HEALTH                        6.8

HOLDING COMPANIES             0.1

INDUSTRIAL MACHINERY &        4.9
EQUIPMENT

MEDIA & LEISURE               5.5

NONDURABLES                   3.7

PRECIOUS METALS               0.5

RETAIL & WHOLESALE            3.8

SERVICES                      4.6

TECHNOLOGY                    11.4

TRANSPORTATION                0.3

UTILITIES                     16.0

INTERNATIONAL GROWTH & INCOME
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1999

ASSETS

Investment in securities, at                 $ 1,102,382,175
value  (cost $871,837,458) -
 See accompanying schedule

Foreign currency held at                      2,326,099
value  (cost $2,316,323)

Receivable for investments                    16,854,379
sold

Receivable for fund shares                    8,401,090
sold

Dividends receivable                          2,090,426

Interest receivable                           275,620

Other receivables                             10,242

 TOTAL ASSETS                                 1,132,340,031

LIABILITIES

Payable for investments        $ 35,617,819
purchased

Payable for fund shares         7,606,983
redeemed

Accrued management fee          617,130

Other payables and  accrued     403,776
expenses

Collateral on securities        8,038,987
loaned,  at value

 TOTAL LIABILITIES                            52,284,695

NET ASSETS                                   $ 1,080,055,336

Net Assets consist of:

Paid in capital                              $ 756,385,267

Undistributed net investment                  12,563,275
income

Accumulated undistributed net                 80,742,438
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   230,364,356
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 41,515,452                   $ 1,080,055,336
shares outstanding

NET ASSET VALUE, offering                     $26.02
price  and redemption price
per share ($1,080,055,336
(divided by) 41,515,452
shares)

STATEMENT OF OPERATIONS
 YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME                              $ 16,097,662
Dividends

Interest                                        1,673,312

Security lending                                21,132

                                                17,792,106

Less foreign taxes withheld                     (1,778,492)

 TOTAL INCOME                                   16,013,614

EXPENSES

Management fee                   $ 6,581,003

Transfer agent fees               2,552,627

Accounting and security           463,219
lending fees

Non-interested trustees'          3,221
compensation

Custodian fees and expenses       444,258

Registration fees                 47,806

Audit                             59,430

Legal                             3,675

Interest                          2,427

Miscellaneous                     776

 Total expenses before            10,158,442
reductions

 Expense reductions               (321,403)     9,837,039

NET INVESTMENT INCOME                           6,176,575

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            93,653,585

 Foreign currency transactions    (120,709)     93,532,876

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            185,757,323

 Assets and liabilities in        (51,633)      185,705,690
foreign currencies

NET GAIN (LOSS)                                 279,238,566

NET INCREASE (DECREASE) IN                     $ 285,415,141
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION                              $ 7,315
Deferred sales charges
 Withheld by FDC

Expense reductions                             $ 274,497
 Directed brokerage
arrangements

 Custodian credits                              1,281

 Transfer agent credits                         45,625

                                               $ 321,403

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED OCTOBER 31, 1999  YEAR ENDED OCTOBER 31, 1998
ASSETS

Operations Net investment        $ 6,176,575                  $ 15,664,243
income

 Net realized gain (loss)         93,532,876                   56,252,297

 Change in net unrealized         185,705,690                  (50,786,245)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       285,415,141                  21,130,295
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (3,606,738)                  (18,064,755)
From net investment income

 From net realized gain           (25,246,859)                 (42,970,040)

 TOTAL DISTRIBUTIONS              (28,853,597)                 (61,034,795)

Share transactions Net            1,147,448,319                1,025,290,014
proceeds from sales of shares

 Reinvestment of distributions    27,912,115                   59,414,450

 Cost of shares redeemed          (1,169,631,401)              (1,294,204,233)

 NET INCREASE (DECREASE) IN       5,729,033                    (209,499,769)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       262,290,577                  (249,404,269)
IN NET ASSETS

NET ASSETS

 Beginning of period              817,764,759                  1,067,169,028

 End of period (including        $ 1,080,055,336              $ 817,764,759
undistributed net investment
income of $12,563,275 and
$7,030,622, respectively)

OTHER INFORMATION
Shares

 Sold                             51,495,526                   49,300,775

 Issued in reinvestment of        1,401,210                    2,997,727
distributions

 Redeemed                         (52,786,044)                 (62,013,953)

 Net increase (decrease)          110,692                      (9,715,451)


FINANCIAL HIGHLIGHTS

YEARS ENDED OCTOBER 31,          1999         1998       1997         1996         1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 19.75      $ 20.88    $ 19.09      $ 17.83      $ 17.54
period

Income from Investment
Operations

Net investment income             .15 B        .34 B      .48 B, D     .54          .54

Net realized and unrealized       6.84         (.22) E    1.97         1.32         .28
gain (loss)

Total from investment             6.99         .12        2.45         1.86         .82
operations

Less Distributions

 From net investment income       (.09)        (.37)      (.29)        (.60)        (.21)

From net realized gain            (.63)        (.88)      (.37)        -            (.32)

Total distributions               (.72)        (1.25)     (.66)        (.60)        (.53)

Net asset value, end of period   $ 26.02      $ 19.75    $ 20.88      $ 19.09      $ 17.83

TOTAL RETURN  A                   36.51%       .55%       13.17%       10.66%       4.95%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,080,055  $ 817,765  $ 1,067,169  $ 1,007,076  $ 903,235
(000 omitted)

Ratio of expenses to average      1.13%        1.17%      1.17%        1.16%        1.18%
net assets

Ratio of expenses to average      1.10% C      1.13% C    1.15% C      1.14% C      1.18%
net assets after expense
reductions

Ratio of net investment           .69%         1.62%      2.33%        2.76%        2.98%
income to average net assets

Portfolio turnover rate           94%          143%       70%          95%          141%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.
B NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.
D INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.05 PER
SHARE.
E THE AMOUNT SHOWN FOR A
SHARE OUTSTANDING DOES NOT
CORRESPOND WITH THE
AGGREGATE NET GAIN ON
INVESTMENTS FOR THE PERIOD
DUE TO THE TIMING OF SALES
AND REPURCHASES OF FUND
SHARES IN RELATION TO
FLUCTUATING MARKET VALUES OF
THE INVESTMENTS OF THE FUND.


DIVERSIFIED INTERNATIONAL
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1994     PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY DIVERSIFIED               29.12%       108.76%       165.73%
INTERNATIONAL

MSCI EAFE                          23.29%       56.31%        109.68%

MSCI GDP-Wtd EAFE                  26.40%       79.18%        146.89%

International Funds Average        25.53%       58.85%        n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on December 27, 1991. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of October 31, 1999, the index included over 900 equity securities of companies domiciled in 20 countries. You can also compare the fund's returns to the performance of the Morgan Stanley Capital International GDP-Weighted Europe, Australasia, Far East (EAFE) Index - a gross domestic product weighted, unmanaged index of over 900 foreign stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 589 mutual funds.
These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1994   PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY DIVERSIFIED             29.12%       15.86%        13.26%
INTERNATIONAL

MSCI EAFE                        23.29%       9.35%         9.89%

MSCI GDP-Wtd EAFE                26.40%       12.37%        12.20%

International Funds Average      25.53%       9.50%         n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Diversified International   MS EAFE (Net MA tax)
             00325                       MS001
  1991/12/27      10000.00                    10000.00
  1991/12/31      10060.00                    10240.13
  1992/01/31       9860.00                    10021.41
  1992/02/29       9680.00                     9662.72
  1992/03/31       9140.00                     9024.82
  1992/04/30       9240.00                     9067.72
  1992/05/31       9750.00                     9674.68
  1992/06/30       9540.00                     9215.78
  1992/07/31       9190.00                     8979.92
  1992/08/31       9350.00                     9543.15
  1992/09/30       9140.00                     9354.70
  1992/10/31       8460.00                     8864.00
  1992/11/30       8460.00                     8947.42
  1992/12/31       8671.06                     8993.69
  1993/01/31       8873.42                     8992.59
  1993/02/28       9176.96                     9264.23
  1993/03/31       9915.57                    10071.75
  1993/04/30      10522.64                    11027.58
  1993/05/31      10785.71                    11260.48
  1993/06/30      10482.17                    11084.80
  1993/07/31      10805.94                    11472.82
  1993/08/31      11362.43                    12092.16
  1993/09/30      11210.66                    11819.97
  1993/10/31      11453.49                    12184.23
  1993/11/30      11028.54                    11119.20
  1993/12/31      11850.64                    11922.09
  1994/01/31      12739.44                    12930.05
  1994/02/28      12484.04                    12894.23
  1994/03/31      12085.61                    12338.86
  1994/04/30      12320.58                    12862.39
  1994/05/31      12300.15                    12788.54
  1994/06/30      12136.69                    12969.27
  1994/07/31      12555.55                    13093.99
  1994/08/31      12872.25                    13404.00
  1994/09/30      12504.47                    12981.83
  1994/10/31      12729.22                    13414.13
  1994/11/30      12044.75                    12769.44
  1994/12/31      11979.79                    12849.40
  1995/01/31      11428.51                    12355.78
  1995/02/28      11566.33                    12320.32
  1995/03/31      12128.21                    13088.75
  1995/04/30      12509.87                    13581.01
  1995/05/31      12615.88                    13419.11
  1995/06/30      12806.71                    13183.79
  1995/07/31      13633.63                    14004.56
  1995/08/31      13421.60                    13470.33
  1995/09/30      13676.04                    13733.41
  1995/10/31      13495.81                    13364.25
  1995/11/30      13633.63                    13736.10
  1995/12/31      14132.55                    14289.53
  1996/01/31      14555.74                    14348.19
  1996/02/29      14566.88                    14396.70
  1996/03/31      14856.44                    14702.43
  1996/04/30      15391.00                    15129.88
  1996/05/31      15546.91                    14851.46
  1996/06/30      15691.69                    14935.05
  1996/07/31      15190.54                    14498.53
  1996/08/31      15446.68                    14530.30
  1996/09/30      15914.43                    14916.31
  1996/10/31      16014.66                    14763.67
  1996/11/30      16905.60                    15351.09
  1996/12/31      16961.57                    15153.62
  1997/01/31      17076.88                    14626.27
  1997/02/28      17365.14                    14869.07
  1997/03/31      17388.20                    14925.57
  1997/04/30      17445.86                    15007.66
  1997/05/31      18541.27                    15987.21
  1997/06/30      19486.78                    16871.30
  1997/07/31      20040.25                    17146.65
  1997/08/31      18852.59                    15868.37
  1997/09/30      20155.56                    16759.69
  1997/10/31      19106.27                    15475.73
  1997/11/30      18944.84                    15320.98
  1997/12/31      19289.47                    15457.49
  1998/01/31      19851.53                    16167.29
  1998/02/28      20891.95                    17207.66
  1998/03/31      21860.61                    17740.75
  1998/04/30      22506.38                    17884.10
  1998/05/31      22530.30                    17800.58
  1998/06/30      22386.79                    17938.53
  1998/07/31      22637.92                    18123.66
  1998/08/31      19325.35                    15881.58
  1998/09/30      19145.97                    15398.14
  1998/10/31      20581.02                    17006.79
  1998/11/30      21442.05                    17881.45
  1998/12/31      22065.54                    18590.27
  1999/01/31      22339.49                    18538.77
  1999/02/28      21691.97                    18100.33
  1999/03/31      22663.25                    18859.46
  1999/04/30      23746.61                    19626.66
  1999/05/31      22899.85                    18619.24
  1999/06/30      24194.89                    19348.37
  1999/07/31      24730.34                    19926.89
  1999/08/31      25103.91                    20003.00
  1999/09/30      25489.93                    20207.83
  1999/10/29      26573.29                    20968.05
IMATRL PRASUN   SHR__CHT 19991031 19991207 094455 R00000000000098
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Diversified International Fund on December 27, 1991, when the fund started. As the chart shows, by October 31, 1999, the value of the investment would have grown to $26,573 - a 165.73% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 in the EAFE index would have grown to $20,968 - a 109.68% increase. Beginning with this report, the fund will only compare its performance to that of the Morgan Stanley Capital International EAFE Index. The change in benchmark will align the fund's benchmark with that of other broadly diversified international funds in its comparative universe.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
DIVERSIFIED INTERNATIONAL
FUND TALK: THE MANAGER'S OVERVIEW



An interview with
Greg Fraser, Portfolio Manager of Fidelity Diversified International
Fund
Q. HOW DID THE FUND PERFORM, GREG?
A. For the 12-month period that ended October 31, 1999, the fund returned 29.12%. During the same period, the capitalization-weighted Morgan Stanley Capital International EAFE Index and the Morgan Stanley Capital International GDP-Weighted EAFE Index - two broad measures of stock performance in Europe, Australasia and the Far East - were up 23.29% and 26.40%, respectively. The fund also compares its performance against the international funds average, tracked by Lipper Inc., which was up 25.53%, during the same period.
Q. WHAT FACTORS HELPED THE FUND OUTPERFORM THE EAFE INDEXES AND ITS LIPPER PEER GROUP DURING THE PERIOD?
A. There were a variety of factors that contributed to the fund's strong performance. The two primary contributors, however, appeared to be strong stock selection across a wide range of global markets and the fund's overweighting in the technology and telecommunications sectors. Although the fund was underweighted relative to the index in the recovering Japanese market, superior stock selection in this country aided the fund's total return. Japanese telecommunications and non-bank financial services holdings staged impressive gains on strong earnings growth, as did electronic components manufacturers in both Japan and Europe. Other factors that helped push the fund's performance ahead of its benchmarks were underweighted positions in the weak German and Swiss markets.
Q. WHY DOES THE FUND COMPARE ITS PERFORMANCE AGAINST TWO INDEXES?
A. Most international funds use the capitalization-weighted version of the index. In this version, companies are weighted by their market values. When the fund was launched in 1991, Japan accounted for more than 50% of the capitalization-weighted index. In order to reduce the pressure to invest in what appeared to be an expensive market, we chose the GDP-weighted index, in which the weights are adjusted to take the size of the different economies into account. In general, it was beneficial for shareholders over the past seven years or so not to be heavily invested in Japan. Over time, however, the differences between the two indexes have lessened. In order to be consistent with other funds, and to make comparisons simpler, the fund's board of trustees recommended that we switch our primary benchmark to the capitalization-weighted EAFE index. On July 14, 1999, shareholders approved the benchmark change. However, because the GDP-weighted index was used during part of the reporting period, we're required to provide performance results for both indexes. In the next report, only the Morgan-Stanley Capital International EAFE Index will be used.
Q. COULD YOU TELL US ABOUT THE PARTICULAR STOCKS THAT HELPED THE FUND'S PERFORMANCE?
A. Sure. On the telecommunications side, DDI, a leading Japanese cellular provider, and Nippon Telegraph and Telephone, the dominant telephone services provider in Japan and one of the most highly valued companies in the world, provided a major boost to the fund's performance. In other parts of the world, stocks such as BCE Inc. - the leading telecommunications provider in Canada and owner of a major portion of Nortel Networks, a leading telecommunications equipment supplier - turned in solid results. Mannesmann AG, a German cellular provider with a variety of manufacturing businesses, also aided the fund's performance. Other telecommunications equipment companies that contributed to total return were Nokia, Ericsson and Kyocera, as they benefited from strong sales and positive earnings momentum. Another sector that produced favorable gains for the fund was technology. Some of the important contributors here were Omron, Sharp, Hitachi and Rohm, all Japanese electronics companies with bright business prospects. In other regions, Philips, the Dutch electronics giant, and Celestica, a fast growing Canadian contract manufacturer, also were important contributors.
Q. WHICH HOLDINGS AND INDUSTRIES HURT THE FUND'S PERFORMANCE?
A. Some of the consumer products companies and pharmaceutical firms were generally under pressure during the period. Names in this group included Unilever, the Anglo-Dutch giant, and Pharmacia & Upjohn, the Swedish-American drug company. Another noticeable restraint on fund performance was its underweighting in Japanese banks, such as Industrial Bank of Japan, Fuji Bank and Asahi Bank. These banks did very well as a group because of the moves by the Japanese government to restructure and support the banking system. The fund owned modest positions in several of these stocks, but in hindsight, I could have been more aggressive in buying them as the restructuring story unfolded.
Q. DID CURRENCY MOVEMENTS HAVE ANY EFFECT ON THE FUND'S PERFORMANCE DURING THE PERIOD?
A. As many shareholders are probably aware, this fund generally does not hedge foreign currency exposure. As a result, currency movements may be reflected in the fund's share price. That said, currency movements were relatively moderate during the period, although the strong Japanese yen marginally helped performance in dollar terms.
Q. GREG, WHAT'S YOUR OUTLOOK FOR THE FUND?
A. Market leadership around the world seems to have returned to large-capitalization growth stocks, especially those related to telecommunications products and services. The fund has built sizable holdings in these areas and should benefit if their present momentum continues. However, there has been an incredible proliferation of new public companies in these areas, so I'll be watching closely for signs of excess capacity. Other technology companies also appear promising and remain important holdings for the fund. Finally, as company restructurings, in the form of consolidation and cost-cutting measures appear to gain momentum in Japan, the fund's holdings there may continue to increase.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

GREG FRASER DISCUSSES THE POTENTIAL EFFECT OF
INTERNATIONAL INTERNET COMPANIES ON THE FUND'S
INVESTMENT STRATEGY:
"Due to the fund's disciplined approach to international investing, the fund's exposure to Internet companies has been limited. However, because the Internet has quickly become a worldwide phenomenon, I have spent an increasing amount of my time researching these companies, speaking with different companies' management teams, and trying to gain a full understanding of this industry. While many Internet stock valuations are difficult to justify using traditional techniques, a fund manager who disregards these stocks can be at a significant competitive disadvantage because of their favorable business prospects and potential to outperform the broader market.
"As a result, some of the companies I've been keeping a close eye on are Internet service providers, such as Internet Initative and InterQ in Japan, Freeserve in the United Kingdom, and Pacific Internet in Singapore. Internet portals and search engine companies such as Yahoo!
Japan and China.Com also appear worth investigating. Softbank, the dominant Internet venture capital business in Japan, produced amazing performance during the period due to positive investor sentiment and the impressive growth in demand for Internet services. Internet software providers such as Intershop and Brokat Infosystems in Germany and Jacada in Israel are potential leaders in this group. Swedish Internet consulting firms, such as Framtidsfabriken, Icon Medialab and A-Com, also seem to be benefiting from the huge demand in Internet business.
"Many of these companies exhibit growth prospects and business characteristics similar to their U.S. counterparts. In some cases, however, their valuations are not as pricey given the relatively early stage of Internet usage and development overseas. While these companies are likely to remain a modest portion of the overall portfolio due to their volatile and uncertain long-term outlooks, they should help differentiate the fund's performance from time to time."

FUND FACTS
GOAL: long-term growth by investing mainly in foreign equity securities that are determined, mainly through both quantitative and fundamental analysis, to be undervalued compared to others in their industries and countries
FUND NUMBER: 325
TRADING SYMBOL: FDIVX
START DATE: December, 27, 1991
SIZE: as of October 31, 1999, more than
$3.5 billion
MANAGER: Greg Fraser, since 1991; manager,
Fidelity Select Environmental Services Portfolio,
1991; Fidelity Select Defense and Aerospace
Portfolio, 1989-1990; joined Fidelity in 1986
DIVERSIFIED INTERNATIONAL

INVESTMENT CHANGES




AS OF OCTOBER 31, 1999
Canada 3.9%
Finland 3.6%
United States 9.2%
Row: 1, Col: 1, Value: 3.9
Row: 1, Col: 2, Value: 3.6
Row: 1, Col: 3, Value: 7.6
Row: 1, Col: 4, Value: 6.4
Row: 1, Col: 5, Value: 26.1
Row: 1, Col: 6, Value: 6.3
Row: 1, Col: 7, Value: 19.1
Row: 1, Col: 8, Value: 6.3
Row: 1, Col: 9, Value: 11.5
Row: 1, Col: 10, Value: 9.199999999999999
France 7.6%
United Kingdom 11.5%
Germany 6.4%
Switzerland 6.3%
Japan 26.1%
Other 19.1%
Netherlands 6.3%
GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S NET ASSETS)

AS OF APRIL 30, 1999
United States 5.5%
Canada 4.4%
Row: 1, Col: 1, Value: 4.4
Row: 1, Col: 2, Value: 11.7
Row: 1, Col: 3, Value: 7.3
Row: 1, Col: 4, Value: 6.1
Row: 1, Col: 5, Value: 16.8
Row: 1, Col: 6, Value: 6.5
Row: 1, Col: 7, Value: 22.8
Row: 1, Col: 8, Value: 5.5
Row: 1, Col: 9, Value: 13.4
Row: 1, Col: 10, Value: 5.5
France 11.7%
United Kingdom 13.4%
Switzerland 5.5%
Germany 7.3%
Italy 6.1%
Other 22.8%
Japan 16.8%
Netherlands 6.5%

ASSET ALLOCATION

                                 % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                         MONTHS AGO

Stocks and investment companies   91.9                    95.4

Bonds                             0.3                     0.7

Short-term investments  and       7.8                     3.9
net other assets


PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

TOP TEN STOCKS AS OF OCTOBER
31, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Nokia AB sponsored ADR          1.9                     0.9
(Finland, Communications
Equipment)

BCE, Inc.  (Canada, Telephone   1.5                     1.5
Services)

Kyocera Corp.  (Japan,          1.3                     0.2
Electronics)

Mannesmann AG (Reg.)            1.3                     1.3
(Germany, Cellular)

ING Groep NV  (Netherlands,     1.2                     1.0
Insurance)

Eni Spa sponsored ADR           1.2                     1.0
(Italy, Oil & Gas)

DDI Corp.  (Japan, Telephone    1.2                     0.1
Services)

Vodafone AirTouch  PLC          1.2                     0.6
sponsored ADR  (United
Kingdom, Cellular)

BP Amoco PLC sponsored ADR      1.2                     1.8
(United Kingdom, Oil & Gas)

Rhone-Poulenc SA Class A        1.1                     0.4
(France, Drugs &
Pharmaceuticals)

                                13.1                    7.5

TOP TEN MARKET SECTORS AS OF
OCTOBER 31, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

FINANCE                         16.0                    21.2

TECHNOLOGY                      13.4                    8.7

UTILITIES                       13.0                    13.9

HEALTH                          6.9                     5.5

ENERGY                          6.3                     7.7

NONDURABLES                     6.0                     8.4

BASIC INDUSTRIES                5.7                     5.1

DURABLES                        5.4                     4.2

INDUSTRIAL MACHINERY   &        4.7                     2.5
EQUIPMENT

MEDIA & LEISURE                 3.9                     4.3


DIVERSIFIED INTERNATIONAL

INVESTMENTS OCTOBER 31, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 88.3%

                                 SHARES                       VALUE (NOTE 1)

AUSTRALIA - 2.2%

AAPT Ltd. (a)                     2,500,000                   $ 8,082,848

Australia & New Zealand           500,000                      3,299,779
Banking  Group Ltd.

Broken Hill Proprietary Co.       250,000                      2,583,801
Ltd. (The)

Cable & Wireless Optus Ltd.       2,500,000                    5,723,358
(a)

Commonwealth Bank of Australia    900,000                      14,750,001

CSR Ltd.                          2,000,000                    4,489,408

Goodman Fielder Ltd.              1,000,000                    924,665

Keycorp Ltd.                      500,000                      2,671,963

Macquarie Bank Ltd.               250,000                      3,666,775

National Australia Bank Ltd.      200,000                      3,086,468

News Corp. Ltd. sponsored ADR     550,000                      15,159,375
(preferred ltd. vtg.)

Orbital Engine Co. Ltd.           50,000                       200,000
sponsored ADR (a)

Pacific Dunlop Ltd.               500,000                      704,659

Reinsurance Australia Corp.       419,766                      230,209
Ltd.

Solution 6 Holdings Ltd. (a)      150,000                      658,106

WMC Ltd.                          3,000,000                    12,875,163

                                                               79,106,578

AUSTRIA - 0.4%

Austria Tabak AG                  100,000                      4,509,698

RHI AG                            203,000                      5,717,663

RHI AG New                        87,000                       2,427,483

                                                               12,654,844

BELGIUM - 0.0%

Telinfo SA (strip VVPR)           11,111                       117

BERMUDA - 0.4%

ESG Re Ltd.                       200,000                      1,550,000

Lasalle Re Holdings Ltd.          218,000                      2,820,375

RenaissanceRe Holdings Ltd.       100,000                      3,643,750

Sea Containers Ltd. Class A       150,000                      4,387,500

Terra Nova (Bermuda) Holdings     100,000                      3,156,250
Ltd. Class A

                                                               15,557,875

BRAZIL - 0.2%

Brahma Cervejaria (Compagnie):

warrants 4/30/03 (a)              188,529                      19,356

(PN Reg.)                         3,000,000                    1,917,351

Telebras sponsored:

ADR                               50,000                       2,344

ADR (PFD)                         50,000                       3,893,750

                                                               5,832,801

CANADA - 3.7%

Alberta Energy Co. Ltd.           300,000                      9,274,988

BCE, Inc.                         900,000                      54,182,238

Canadian Imperial Bank of         75,000                       1,615,479
Commerce

Canadian Natural Resources        300,000                      6,604,607
Ltd. (a)

Canadian Pacific Ltd.             200,000                      4,674,866



                                 SHARES                       VALUE (NOTE 1)

Celestica, Inc. (sub-vtg.) (a)    300,000                     $ 16,511,517

Co-Steel, Inc                     25,000                       263,301

Falconbridge Ltd.                 100,000                      1,481,280

Gulf Canada Resources Ltd. (a)    2,500,000                    10,022,423

Harrowston, Inc. Class A (a)      400,000                      1,345,383

Marsulex, Inc. (a)                65,000                       136,916

Newbridge Networks Corp. (a)      100,000                      1,946,728

Noranda, Inc.                     125,000                      1,647,754

OCI Communications, Inc.          106,500                      868,384
Class B (non-vtg.) (a)

Petro-Canada                      200,000                      2,860,637

Suncor Energy, Inc.               100,000                      3,845,893

Thomson Corp.                     150,000                      4,382,687

TLC The Laser Center, Inc. (a)    100,000                      1,742,882

Toronto Dominion Bank             450,000                      10,319,698

                                                               133,727,661

CHINA - 0.0%

Huaneng Power International,      125,000                      1,515,625
Inc. Series N sponsored ADR

Shandong Huaneng Power            25,000                       103,125
Development Co. Ltd.
sponsored ADR

                                                               1,618,750

DENMARK - 1.0%

Falck AS                          35,000                       3,227,637

Novo-Nordisk AS Class B           150,000                      18,046,393

Ratin AS Class B                  34,395                       3,586,625

Sydbank AS                        100,000                      4,469,036

Unidanmark AS Class A             100,000                      7,803,079

                                                               37,132,770

FINLAND - 3.6%

JOT Automation Group Oyj          500,000                      2,584,505

KCI (Konecranes International)    56,200                       1,452,492

Kesko OY (a)                      100,000                      1,141,402

Merita Ltd. Series A              300,000                      1,743,750

Metsa Tissue PLC                  626,100                      8,057,769

Metsa-Serla Oyj Class B Free      200,000                      1,816,538
Shares

Metso Oyj (a)                     300,000                      3,402,053

Nokia AB sponsored ADR            600,000                      69,337,482

Nokian Tyres Ltd.                 100,000                      3,375,680

Perlos Oyj (a)                    50,000                       822,822

Sampo Insurance Co. Ltd.          500,000                      17,405,850

Stora Enso Oyj                    300,000                      3,955,875

Talentum OY Class B               60,000                       784,846

UPM-Kymmene Corp.                 400,000                      12,658,800

                                                               128,539,864

FRANCE - 7.4%

Atos SA (a)                       30,000                       3,854,605

AXA SA de CV                      100,000                      14,146,209

Banque Nationale de Paris         72,500                       6,386,101

Banque Nationale de Paris         32,500                       192,677
warrants 7/1/02 (a)

COMMON STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

FRANCE - CONTINUED

Cap Gemini SA                     40,000                      $ 6,076,224

Christian Dior SA                 115,577                      20,751,155

CNP Assurances                    250,000                      7,384,300

Compagnie Generale de             100,000                      1,075,000
Geophysique SA sponsored ADR
(a)

Credit Commercial de France       75,000                       8,663,366

Dexia France                      40,000                       5,654,264

Eramet SA                         100,000                      5,105,716

Eurafrance (Societe)              28,000                       16,954,353

Fi SYSTEM (a)                     10,000                       1,002,155

France Telecom SA                 100,000                      9,689,257

GrandVision SA                    150,000                      4,652,109

Groupe Danone                     30,000                       7,674,398

Havas Advertising SA              612                          172,052

Isis SA                           100,000                      6,719,713

Lafarge SA                        50,000                       4,826,168

LVMH (Louis Vuitton Moet          36,000                       10,899,227
Hennessy)

Natexis Banques Populaires        1,900                        146,359

Pechiney SA Class A               65,000                       3,647,844

Pernod-Ricard                     100,000                      6,772,458

Rhone-Poulenc SA Class A          700,000                      38,849,999

Scor SA                           175,000                      8,768,856

Seita SA                          50,000                       2,795,485

Seita SA New                      35,500                       2,067,182

SR Teleperformance SA             5,000                        690,960

Total Fina SA:

Class B                           150,000                      20,006,251

sponsored ADR                     292,307                      19,493,223

Unilog SA                         4,515                        312,271

Union Assurances Federales SA     70,000                       9,038,383

Vivendi SA (a)                    140,000                      10,640,776

                                                               265,109,096

GERMANY - 6.2%

Aixtron AG                        15,000                       1,677,291

Allianz AG (Reg.)                 30,000                       9,117,501

BASF AG                           400,000                      17,827,810

Bayer AG                          400,000                      16,338,291

Buderus AG                        275,000                      4,656,065

Celanese AG (a)                   30,000                       474,705

Commerzbank AG                    100,000                      3,833,507

DaimlerChrysler AG (Reg.)         50,000                       3,887,500

Deutsche Bank AG                  100,010                      7,171,927

Deutsche Telekom AG               250,000                      11,564,341

DIS Deutscher Industrie           100,000                      6,329,400
Service AG

EPCOS AG (a)                      84,200                       3,461,416

Fresenius Medical Care AG         400,000                      9,325,000
sponsored ADR

GFK AG (a)                        3,800                        105,828

Heidelberger Druckmaschinen AG    150,000                      8,861,160

Hoechst AG                        300,000                      13,288,575

Mannesmann AG (Reg.)              300,000                      47,438,853

Metallgesellschaft AG             500,000                      10,417,138



                                 SHARES                       VALUE (NOTE 1)

MobilCom AG                       85,000                      $ 4,487,808

Primacom AG                       75,000                       3,718,523

RWE AG                            175,000                      7,033,546

Siemens AG                        100,000                      9,024,670

Stinnes AG (a)                    45,340                       870,491

Veba AG                           300,000                      16,295,040

Viag AG                           78,000                       1,435,824

Zapf Creation AG (a)              80,000                       2,806,034

                                                               221,448,244

HONG KONG - 0.4%

Amway Asia Pacific Ltd. (a)       50,000                       643,750

China Telecom (Hong Kong)         2,000,000                    6,750,000
Ltd. (a)

Hutchison Whampoa Ltd.            300,000                      3,012,358

Johnson Electric Holdings         800,000                      4,325,438
Ltd.

                                                               14,731,546

IRELAND - 0.7%

Anglo-Irish Bank Corp. PLC        2,000,000                    4,661,874

Bank of Ireland, Inc.             200,000                      1,567,581

Elan Corp. PLC sponsored ADR      200,000                      5,150,000
(a)

Hibernian Group PLC               225,300                      1,461,664

Independent Newspapers PLC        400,000                      2,122,459
(Ireland)

Irish Life & Permanent PLC        600,000                      6,209,715

Ryanair Holdings PLC              125,000                      5,156,250
sponsored ADR (a)

                                                               26,329,543

ISRAEL - 0.9%

AudioCodes Ltd.                   50,000                       3,025,000

Bezeq Israeli                     600,000                      2,448,431
Telecommunication Corp. Ltd.
(a)

ECI Telecom Ltd.                  100,000                      2,912,500

Internet Gold                     150,000                      1,125,000

Koor Industries Ltd.              175,000                      2,953,125
sponsored ADR

Partner Communication Co.         216,400                      3,408,300
Ltd. ADR

Teva Pharmaceutical               350,000                      16,931,250
Industries Ltd. ADR

                                                               32,803,606

ITALY - 1.7%

Assicurazioni Generali Spa        100,000                      3,233,269

Eni Spa sponsored ADR             750,000                      44,062,500

Istituto Nazionale Delle          400,000                      1,218,199
Assicurazioni Spa

SAES Getters Spa sponsored ADR    175,000                      831,250

Seat Pagine Gialle Spa            1,000,000                    1,428,335

Telecom Italia Mobile Spa         400,000                      2,512,772

Telecom Italia Spa                400,000                      3,460,000

Tiscali Spa (a)(e)                5,200                        358,805

Unione Immobiliare Spa            6,000,000                    3,091,912

                                                               60,197,042

JAPAN - 26.1%

Advantest Corp.                   100,000                      15,078,032

Amway Japan Ltd. sponsored ADR    400,000                      1,950,000

Asahi Bank Ltd.                   500,000                      4,446,579

COMMON STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

JAPAN - CONTINUED

Bank of Tokyo-Mitsubishi Ltd.     525,000                     $ 8,662,500
ADR

Bank of Yokohama Ltd.             300,000                      1,685,474

BellSystem24, Inc.                10,000                       9,603,842

Canon, Inc.                       250,000                      7,082,833

Chiba Bank                        150,000                      821,128

Chiyoda Fire & Marine             350,000                      1,327,731
Insurance  Co. Ltd.

Chukyo Coca-Cola Bottling Co.     200,000                      2,379,832
Ltd.

Coca-Cola West Japan Co. Ltd.     50,000                       2,228,091

CSK Corp.                         182,000                      8,389,916

Dai Nippon Printing Co. Ltd.      200,000                      3,651,381

Dai-Ichi Kangyo Bank Ltd.         300,000                      4,120,048

Daiwa Securities Co. Ltd.         300,000                      3,206,723

DDI Corp.                         4,000                        43,793,520

Diamond Computer Service Co.      80,000                       2,097,479
Ltd.

FamilyMart Co. Ltd.               25,000                       1,740,696

Fanuc Ltd.                        100,000                      7,779,112

Fuji Bank Ltd.                    700,000                      9,613,446

Fuji Coca-Cola Bottling Co.       300,000                      5,762,305
Ltd.

Fuji Heavy Industries Ltd.        1,500,000                    12,763,506

Fuji Photo Film Co. Ltd.          100,000                      3,217,287

Fuji Soft ABC, Inc.               80,000                       7,337,335

Fuji Television Network, Inc.     200                          1,728,692

Fujisawa Pharmaceutical Co.       200,000                      5,013,206
Ltd.

Fujitec Co. Ltd.                  150,000                      1,672,509

Fujitsu Business Systems Ltd.     80,000                       3,841,537

Fujitsu Ltd.                      500,000                      15,078,032

Furukawa Electric Co. Ltd.        2,323,000                    16,955,391

Hirose Electric Co. Ltd.          30,000                       5,240,817

Hitachi Information Systems       150,000                      5,791,117

Hitachi Ltd.                      2,000,000                    21,750,001

Hitachi Software Engineerng       50,000                       4,605,042
Co. Ltd.

Hokkaido Coca-Cola Bottling       300,000                      4,065,306
Co. Ltd.

Honda Motor Co. Ltd.              350,000                      14,721,876

Hosiden Corp.                     50,000                       1,896,759

Hoya Corp.                        100,000                      7,202,881

Industrial Bank of Japan Ltd.     250,000                      3,385,354
(The)

Ines Corp.                        100,000                      1,612,485

Internet Initiative Japan,        30,000                       1,612,500
Inc.  sponsored ADR

Isewan Terminal Service Co.       200,000                      566,627
Ltd.

Ito-Yokado Co. Ltd.               200,000                      16,019,208

Itoki Crebio Corp.                80,000                       199,760

Jafco Co. Ltd.                    150,000                      16,854,743

Japan Telecom Co. Ltd.            200                          6,876,351

Japan Tobacco, Inc.               500                          5,522,209

Jichodo Co. Ltd.                  88,000                       612,725

Joyo Bank Ltd.                    100,000                      489,796

Kaneka Corp.                      150,000                      1,966,387

Kao Corp.                         350,000                      10,689,076

Kawagishi Bridge Works Co.        200,000                      729,892
Ltd.

Keiiyu Co. Ltd.                   44,100                       385,412

Kinki Coca-Cola Bottling Co.      300,000                      5,186,075
Ltd.



                                 SHARES                       VALUE (NOTE 1)

Koa Denko Co. Ltd.                300,000                     $ 5,214,886

Kojima Co. Ltd.                   50,000                       2,429,772

Kokusai Denshin Denwa             225,000                      28,307,324

Kokusai Securities Co. Ltd.       300,000                      5,183,194

Kubota Corp.                      500,000                      1,992,797

Kyocera Corp.                     500,000                      48,019,210

Levi Strauss Japan                525,000                      5,344,538

Mabuchi Motor Co. Ltd.            100,000                      14,789,917

Matsushita Communication          125,000                      21,032,414
Industrial  Co. Ltd.

Matsushita Electric               700,000                      14,826,876
Industrial Co. Ltd.

Mikasa Coca Cola Bottling Co.     150,000                      1,584,634

Minebea Co. Ltd.                  200,000                      2,698,680

Mitsubishi Electric Corp.         1,000,000                    5,541,417

Mitsui Chemicals, Inc.            200,000                      1,997,599

Mitsui Marine & Fire              300,000                      1,990,876
Insurance Co. Ltd.

Morinaga & Co. Ltd. (a)           500,000                      1,176,471

Murata Manufacturing Co. Ltd.     50,000                       6,434,574

NEC Corp.                         300,000                      6,079,232

Nichicon Corp.                    400,000                      8,681,873

Nihon Unisys Ltd.                 150,000                      5,272,509

Nikko Securities Co. Ltd.         300,000                      2,823,530

Nikon Corp.                       250,000                      5,954,382

Nintendo Co. Ltd.                 130,000                      20,662,666

Nippon Computer Systems Corp.     200,000                      3,918,368

Nippon System Development Co.     100,000                      8,547,419
Ltd.

Nippon Telegraph & Telephone      1,300                        19,975,991
Corp.

Nippon Television Network         15,000                       13,541,417
Corp.

Nitto Denko Corp.                 250,000                      9,891,957

Nomura Securities Co. Ltd.        1,000,000                    16,528,212

NTT Mobile Communication          250                          6,650,661
Network, Inc.

NTT Mobile Communication          500                          13,301,321
Network, Inc. (e)

Oki Electric Industry Co.         200,000                      1,286,915
Ltd. (a)

Omron Corp.                       1,300,000                    27,217,288

Oracle Corp. Japan                50,000                       10,180,073

ORIX Corp.                        100,000                      13,445,379

Ricoh Co. Ltd.                    350,000                      5,717,647

Ricoh Elemex Corp.                60,000                       554,334

Riken Vitamin Oil Co. Ltd.        150,000                      2,016,807

Rohm Co. Ltd.                     100,000                      22,472,990

Sakura Bank Ltd.                  500,000                      4,302,521

Sanwa Bank Ltd.                   400,000                      5,958,224

Secom Co. Ltd.                    70,000                       7,515,967

Secom Co. Ltd. (RFD)              70,000                       7,462,185

Senshukai Co. Ltd.                300,000                      5,759,424

Sharp Corp.                       1,100,000                    17,536,615

Shikoku Coca-Cola Bottling        306,400                      3,810,689
Co. Ltd.

Softbank Corp.                    40,000                       16,633,854

Sony Corp.                        50,000                       7,987,500

Star Micronics Co. Ltd.           200,000                      2,833,133

Taisho Pharmaceutical Co.         50,000                       2,084,034
Ltd.

Taito Corp.                       4,070                        4,143,290

COMMON STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

JAPAN - CONTINUED

Takeda Chemical Industries        300,000                     $ 17,258,104
Ltd.

TDK Corp.                         35,000                       3,431,933

Terumo Corp.                      80,000                       2,435,534

The Suruga Bank Ltd.              100,000                      1,469,388

THK Co. Ltd.                      150,000                      4,912,365

Tokai Bank Ltd.                   350,000                      3,058,824

Tokio Marine & Fire Insurance     500,000                      6,554,622
Co.  Ltd. (The)

Tokyo Electron Ltd.               90,000                       7,485,234

Tokyo Seimitsu Co. Ltd.           100,000                      12,206,483

Toshiba Corp.                     1,000,000                    6,300,120

Tosoh Corp.                       100,000                      447,539

Toyo Communication Equipment      50,000                       627,945
Co. Ltd.

Toyo Information System Co.       75,000                       3,795,919
Ltd.

Toyoda Automatic Loom Works       500,000                      9,747,900
Ltd.

Toyota Motor Corp.                400,000                      13,867,948

Trans Cosmos, Inc.                25,000                       3,181,273

Trend Micro, Inc. sponsored       25,000                       493,750
ADR (a)

Yamaha Motor Co. Ltd.             500,000                      4,072,029

Yaskawa Electric Corp. (a)        50,000                       337,575

Yokogawa Electric Corp.           200,000                      1,402,161

                                                               933,410,794

LUXEMBOURG - 0.6%

Espirito Santo Financial          300,000                      4,800,000
Holding SA ADR

Millicom International            175,000                      5,906,250
Cellular SA (a)

Quilmes Industrial SA             400,000                      4,175,000
sponsored ADR

Societe Europeene de
Communication SA sponsored
ADR:

Class A (a)                       40,000                       610,000

Class B (a)                       400,000                      6,600,000

                                                               22,091,250

MEXICO - 0.3%

Elamex SA de CV (a)(d)            367,000                      1,330,375

Grupo Radio Centro SA de CV       328,300                      1,538,906
sponsored ADR

Industrias Penoles SA             1,000,000                    3,155,428

Telefonos de Mexico SA            50,000                       4,275,000
sponsored ADR representing
Class L shares

                                                               10,299,709

NETHERLANDS - 6.3%

ABN AMRO Holding NV               750,000                      18,189,113

Aegon NV                          50,000                       4,628,374

Akzo Nobel NV                     350,000                      15,115,662

Core Laboratories NV (a)          100,000                      1,837,500

De Telegraaf Holding NV           70,000                       1,292,253
(Certificaten Van Aandelen)

Fortis Amev NV                    100,000                      3,452,688

Heineken Holding NV               300,000                      10,918,215

ING Groep NV                      750,000                      44,369,094

Koninklijke Ahold NV              200,000                      6,160,616

Koninklijke KPN NV                100,000                      5,146,857



                                 SHARES                       VALUE (NOTE 1)

Koninklijke Philips               200,000                     $ 20,570,550
Electronics NV

Laurus NV                         50,000                       1,115,557

Norit NV                          225,000                      1,661,468

Pakhoed NV, Koninklijke           50,000                       1,400,380

Samas Groep NV                    30,250                       411,648

Scala Business Solutions NV       200,000                      717,332
(a)

Smit International NV             200,000                      4,662,658
(Certificaten Van Aandelen)

STMicroelectronics NV             135,000                      12,268,125

TNT Post Group NV                 250,000                      6,382,145

Unilever NV (NY shares)           400,000                      26,675,000

United Pan-Europe                 75,000                       5,783,489
Communications NV

Van Melle NV                      60,000                       3,259,641

Vedior NV                         400,000                      6,751,360

Vendex KBB NV                     550,000                      16,100,411

Wolters Kluwer NV                 250,000                      8,378,543

                                                               227,248,679

NEW ZEALAND - 0.6%

CDL Hotels New Zealand Ltd.       2,000,000                    345,236

Contact Energy Ltd.               1,000,000                    1,741,411

Fletcher Challenge Ltd.:

Forestry Division (a)             10,000,000                   4,112,370

Paper Division                    5,000,000                    3,274,665

Building Division                 1,000,000                    1,238,788

Sky City Ltd.                     1,200,000                    2,400,406

Telecom Corp. of New Zealand      1,500,000                    6,046,707
Ltd.

Tranz Rail Holdings Ltd.          247,000                      1,296,750
sponsored ADR

                                                               20,456,333

NORWAY - 0.5%

Bergensbanken ASA                 38,700                       583,610

Den Norske Bank ASA Class A       500,000                      1,942,554
Free shares

Merkantildata (e)                 150,000                      1,274,801

NetCom ASA (a)                    50,000                       1,757,245

Norsk Hydro AS                    100,000                      4,000,128

Smedvig AS                        26,000                       259,178

Sparebanken NOR primary           300,000                      6,632,800
shares certificates

                                                               16,450,316

PANAMA - 0.3%

Banco Latinamericano de           450,000                      10,771,875
Exporaciones SA Class E

PAPUA NEW GUINEA - 0.1%

Oil Search Ltd. (a)               2,500,000                    2,917,478

PORTUGAL - 0.1%

Electricidade de Portugal SA      100,000                      1,559,142

Portugal Telecom SA               40,000                       1,789,110

                                                               3,348,252

SINGAPORE - 0.4%

Chartered Semiconductor           19,200                       637,200
Manufacturing Ltd. ADR

COMMON STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

SINGAPORE - CONTINUED

Datacraft Asia Ltd.               250,000                     $ 1,150,000

Delgro Corp. Ltd.                 700,000                      2,422,510

Fraser & Neave Ltd.               1,500,000                    6,409,871

Haw Par Corp. Ltd.                1,000,000                    1,709,299

Times Publishing Ltd.             1,500,000                    2,762,564

                                                               15,091,444

SOUTH AFRICA - 0.6%

Anglo American Platinum Corp.     200,000                      5,760,312
Ltd.

Anglogold Ltd.                    100,000                      5,646,408

Gold Fields Ltd.                  100,000                      478,399

Gold Fields of South Africa       500,000                      1,163,453
Ltd.

Impala Platinum Holdings Ltd.     200,000                      6,925,393

Standard Bank Investment          500,000                      1,708,567
Corp. Ltd.

                                                               21,682,532

SPAIN - 1.7%

Amadeus Global Travel             430,700                      2,585,226
Distribution SA (a)

Banco Santander Central           1,700,000                    17,318,750
Hispano SA ADR

Repsol SA sponsored ADR           450,000                      9,225,000

Telefonica SA sponsored ADR       600,000                      29,962,500
(a)

                                                               59,091,476

SWEDEN - 3.1%

A-Com AB (a)                      99,400                       1,151,620

Atlas Copco AB Series B           57,142                       1,491,312

Atle AB                           50,000                       771,365

Avesta Sheffield AB (a)           500,000                      2,372,024

Bure Investment AB                100,000                      542,699

Electrolux AB                     400,000                      8,000,244

Ericsson (L.M.) Telefon AB        700,000                      29,925,000
sponsored ADR Class B

ForeningsSparbanken AB Series     250,000                      3,994,024
A

Information Highway AB (a)        150,000                      4,957,468

Investor AB Class B Free          1,200,000                    15,439,495
shares

Kinnevik Investment AB Series     500,000                      9,939,327
B

Kungsleden AB (a)                 100,000                      774,414

Linne Group AB (a)                20,000                       357,328

Mo Och Domsjoe AB Series B        100,000                      2,951,309

Modern Times Group AB Series      200,000                      6,488,003
B (a)

Net Insight AB (B shares) (a)     4,166                        134,637

Netcom AB Series B (a)            125,000                      5,205,951

Rottneros AB                      100,000                      109,150

SKF AB                            150,000                      3,054,971

Svedala Industri AB (Free         300,000                      5,305,040
shares)

Swedish Match Co.                 2,500,000                    9,177,109

TV 4 AB Class A                   25,220                       344,479

                                                               112,486,969

SWITZERLAND - 6.1%

ABB Ltd. (Reg) (Switzerland)      100,000                      10,092,708
(a)

Bank for International            712                          4,531,633
Settlements



                                 SHARES                       VALUE (NOTE 1)

Credit Suisse Group (Reg.)        80,000                      $ 15,411,927

Disetronic Holding AG             1,805                        6,883,424

Edipresse SA (Bearer)             35,000                       14,428,957

Gretag Imaging Holding AG         118,000                      14,974,029
(Reg.)

Julius Baer Holding AG            1,000                        3,014,662

Mikron Holding AG                 10,000                       3,110,001

Mikron Holding AG warrants        7,425                        39,495
12/15/99 (a)

Nestle SA (Reg.)                  18,000                       34,795,187

Novartis AG (Reg.)                14,000                       20,987,573

Phonak Holding AG                 1,000                        1,545,138

PubliGroupe SA                    25,000                       18,377,277

Richemont Compagnie Financier     6,000                        11,487,935
 Class A Unit

Roche Holding AG                  2,000                        24,064,699
participation certificates

Swatch Group AG (The) (Reg.)      100,000                      16,437,636

Swiss Reinsurance Co. (Reg.)      4,000                        8,310,869

UBS AG                            30,000                       8,748,110

ZZ Holding AG                     1,000                        1,052,009

                                                               218,293,269

UNITED KINGDOM - 11.5%

Aggreko PLC                       1,000,000                    5,023,642

Allied Domecq PLC                 1,500,000                    8,435,772

Allied Zurich PLC                 1,000,000                    12,086,340

Antofagasta Holdings PLC          800,000                      5,498,874

Barclays PLC                      350,000                      10,722,310

BICC PLC                          1,500,000                    2,688,594

Billiton PLC                      700,000                      3,027,340

Biocompatibles International      244,444                      976,772
PLC (a)

Bodycote International PLC        300,000                      1,223,434

BP Amoco PLC sponsored ADR        720,000                      41,580,000

British American Tobacco PLC      600,000                      3,976,159

British Telecommunications PLC    1,000,000                    17,999,997

British Vita PLC Ord.             600,000                      2,417,268

Capital Radio PLC                 50,000                       821,378

CGU PLC                           750,000                      10,933,205

CMG PLC                           50,000                       1,945,325

Diageo PLC                        1,000,000                    10,113,060

Dialog Semiconductor PLC          225,000                      5,810,389

Ellis & Everard PLC               1,000,000                    3,568,348

Energis PLC (a)                   100,000                      3,191,780

F.I. Group PLC                    166,300                      1,403,741

Future Networks Ltd.              400,000                      4,676,674

Glaxo Wellcome PLC sponsored      200,000                      11,975,000
ADR

Guinness Peat Group PLC           102,500                      82,590

Hanson PLC                        1,000,000                    7,737,494

House of Fraser PLC               2,000,000                    2,203,496

HSBC Holdings PLC (Reg.)          1,200,000                    14,774,993

Invensys PLC                      600,000                      2,950,054

ITNET PLC                         13,800                       129,311

Johnson Matthey PLC               300,000                      2,779,858

Kewill Systems PLC                200,000                      2,234,569

COMMON STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

UNITED KINGDOM - CONTINUED

Kingston Communications           196,800                     $ 1,465,747
(HULL) PLC (a)

Lloyds TSB Group PLC              650,000                      8,994,457

Logica PLC                        250,000                      3,825,286

Lonmin PLC                        300,000                      3,019,118

Man (E D & F) Group PLC           500,000                      2,910,588

MG PLC (a)                        800,000                      2,302,160

National Westminster Bank PLC     600,000                      13,556,434

Norwich Union PLC                 500,000                      3,837,619

Nycomed Amersham PLC              1,200,000                    7,311,002

Paterson Zochonis PLC Class A     300,000                      1,331,964
(non-vtg.)

Professional Staff PLC            804,000                      4,070,250
sponsored ADR (a)(d)

Prudential Corp. PLC              200,000                      3,139,160

Reckitt & Colman PLC              400,000                      4,857,558

Reed International PLC            500,000                      2,918,810

Rio Tinto PLC (Reg.)              500,000                      8,559,102

Royal & Sun Alliance              800,000                      5,446,253
Insurance  Group PLC

Severn Trent PLC                  400,000                      5,745,534

Shell Transport & Trading Co.     5,000,000                    38,229,176
PLC (Reg.)

Smith & Nephew PLC                1,000,000                    3,223,024

SmithKline Beecham PLC            250,000                      16,000,000
sponsored ADR

South African Breweries PLC       600,000                      5,252,624

Tomkins PLC                       850,000                      2,882,839

Unilever PLC ADR                  300,000                      11,156,250

United Biscuits Holdings PLC      150,000                      529,086

Vodafone AirTouch PLC             900,000                      43,143,750
sponsored ADR

Wetherspoon (JD) PLC              350,000                      1,968,347

WPP Group PLC                     300,000                      3,258,379

                                                               411,922,284

UNITED STATES OF AMERICA - 1.2%

Akamai Technologies, Inc.         1,300                        188,744

Autoliv, Inc.                     175,000                      5,589,063

Hollinger International, Inc.     408,800                      4,241,300
Class A

JDS Uniphase Corp. (a)            25,426                       4,242,964

Orthofix International NV (a)     635,000                      8,890,000

Pharmacia & Upjohn, Inc.          200,000                      10,787,500

Plug Power, Inc.                  1,900                        30,400

UnitedGlobalCom, Inc. (a)         85,000                       7,395,000

                                                               41,364,971

TOTAL COMMON STOCKS                            3,161,717,968
(Cost $2,530,777,139)

NONCONVERTIBLE PREFERRED
STOCKS - 0.1%



GERMANY - 0.1%

Marschollek Lautenschlaeger       18,000                       3,807,134
und  Partner AG (Cost
$3,038,675)

INVESTMENT COMPANIES - 3.5%

                                 SHARES                       VALUE (NOTE 1)

ARGENTINA - 0.0%

Argentina Fund, Inc.              175,000                     $ 1,870,313

BRAZIL - 0.1%

Brazil Fund, Inc.                 150,000                      2,006,250

CANADA - 0.2%

Economic Investment Trust         61,673                       3,708,677
Ltd.

United Corporations Ltd.          86,921                       2,569,181

                                                               6,277,858

CHILE - 0.2%

Chile Fund, Inc.                  420,000                      4,226,250

Five Arrows Chile Investment      750,000                      1,530,000
Trust Ltd.

Genesis Chile Fund                35,000                       923,125

                                                               6,679,375

CHINA - 0.0%

China Fund, Inc.                  100,000                      993,750

EMERGING MARKETS - 0.6%

Asia Tigers Fund, Inc.            525,000                      4,528,125

Central European Equity Fund,     175,000                      2,187,500
Inc.

Emerging Markets                  354,568                      3,058,149
Infrastructure  Fund, Inc.

Emerging Markets                  250,000                      2,687,500
Telecommunication Fund, Inc.

Southern Africa Fund, Inc.        17,076                       199,576

Templeton Dragon Fund, Inc.       1,000,000                    8,437,500

                                                               21,098,350

FRANCE - 0.2%

France Growth Fund, Inc.          440,000                      6,132,500

GERMANY - 0.1%

New Germany Fund, Inc. (The)      252,800                      3,049,400

HONG KONG - 0.1%

Asia Pacific Fund, Inc.           400,000                      3,750,000

Greater China Fund, Inc.          90,000                       686,250

                                                               4,436,250

INDIA - 0.3%

India Fund                        450,000                      5,568,750

India Growth Fund (a)             200,000                      2,337,500

Jardine Fleming India Fund,       250,000                      2,234,375
Inc. (a)

                                                               10,140,625

ISRAEL - 0.0%

First Israel Fund, Inc.           125,000                      1,781,250

ITALY - 0.1%

Italy Fund, Inc. (The)            285,000                      3,990,000

KOREA (SOUTH) - 0.2%

Korea Equity Fund (a)             200,000                      862,500

Korea Fund, Inc. (The) (a)        375,000                      4,781,250

Korean Investment Fund, Inc.      200,000                      1,312,500
(a)

                                                               6,956,250

INVESTMENT COMPANIES -
CONTINUED

                                 SHARES                       VALUE (NOTE 1)

MEXICO - 0.4%

Mexico Fund, Inc. (The)           1,000,000                   $ 14,312,500

MULTI-NATIONAL - 0.5%

Blackrock North American          450,000                      4,359,375
Government Income Trust,
Inc.

MFS Government Markets Income     1,000,000                    5,937,500
Trust

Morgan Stanley Asia-Pacific       600,000                      5,812,500
Fund, Inc.

RCM Strategic Global              100,000                      900,000
Government  Fund, Inc.

Strategic Global Income Fund,     250,000                      2,593,750
Inc.

                                                               19,603,125

PHILIPPINES - 0.0%

First Philippine Fund, Inc.       250,000                      1,546,875
(a)

PORTUGAL - 0.1%

Portugal Fund, Inc.               158,900                      1,956,456

SINGAPORE - 0.1%

Singapore Fund, Inc.              275,000                      2,457,813

WEBS Index Fund, Inc.             99,000                       804,375

                                                               3,262,188

SPAIN - 0.1%

Kemper Global Growth Fund of      145,747                      3,027,173
Spain Class A

SWITZERLAND - 0.2%

Swiss Helvetia Fund, Inc.         400,000                      5,725,000

THAILAND - 0.0%

Thai Euro Fund Ltd.               50,000                       300,000

Thai Prime Fund (a)               200,000                      860,000

                                                               1,160,000

TOTAL INVESTMENT COMPANIES                     126,005,488
(Cost $121,136,018)


CONVERTIBLE BONDS - 0.3%

MOODY'S RATINGS (UNAUDITED) (B)            PRINCIPAL AMOUNT

ISRAEL - 0.1%

Tecnomatix Tech Ltd. 5.25%        -        $ 5,857,000                    4,400,071
8/15/04

UNITED STATES OF AMERICA - 0.2%

Nestle Holdings, Inc. 3%          AAA       4,000,000                     4,900,000
6/17/02

TOTAL CONVERTIBLE BONDS                                       9,300,071
(Cost $9,467,285)


CASH EQUIVALENTS - 9.5%

                               SHARES                         VALUE (NOTE 1)

Central Cash Collateral Fund,   31,979,519                    $ 31,979,519
5.26% (c)

Taxable Central Cash Fund,      306,268,706                    306,268,706
5.21% (c)

TOTAL CASH EQUIVALENTS                        338,248,225
(Cost $338,248,225)

TOTAL INVESTMENT PORTFOLIO -                                   3,639,078,886
101.7%
(Cost $3,002,667,342)

NET OTHER ASSETS - (1.7)%                                      (59,492,869)

NET ASSETS - 100%                            $ 3,579,586,017

LEGEND
(a) Non-income producing
(b) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end.
(d) Affiliated company
(e) Security exempt from registration under Rule 144A of the
Securities
Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $14,934,927 or 0.4% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $2,666,429,196 and $1,786,144,404, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $37,383 for the period.
The fund participated in the security lending program. At period end, the value of securities loaned amounted to $30,743,368. The fund received cash collateral of $31,979,519 which was invested in the Central Cash Collateral Fund.
Transactions during the period with companies which are or were affiliates are as follows:
                       PURCHASES   SALES     DIVIDEND VALUE
AFFILIATE              COST        COST      INCOME
Elamex SA de CV        $ -         $ -       $ -      $ 1,330,375
Professional Staff PLC
 Sponsored ADR         1,830,231   -         -        4,070,250
Professional Staff
PLC Sponsored ADR      -           218,291   -        -
TOTALS                 $ 1,830,231 $ 218,291 $ -      $ 5,400,625
INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $3,009,602,809. Net unrealized appreciation aggregated $629,476,077, of which $728,473,696 related to appreciated investment securities and $98,997,619 related to depreciated investment securities.
The fund hereby designates approximately $67,262,000 as a capital gain dividend for the purpose of the dividend paid deduction.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Net Assets
BASIC INDUSTRIES              5.7%

CASH EQUIVALENTS              9.5

CONSTRUCTION & REAL ESTATE    1.0

DURABLES                      5.4

ENERGY                        6.3

FINANCE                       16.0

HEALTH                        6.9

HOLDING COMPANIES             0.7

INDUSTRIAL MACHINERY &        4.7
EQUIPMENT

INVESTMENT COMPANIES          3.5

MEDIA & LEISURE               3.9

NONDURABLES                   6.0

PRECIOUS METALS               0.8

RETAIL & WHOLESALE            1.5

SERVICES                      2.6

TECHNOLOGY                    13.4

TRANSPORTATION                0.8

UTILITIES                     13.0

DIVERSIFIED INTERNATIONAL
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1999

ASSETS

Investment in securities, at                $ 3,639,078,886
value  (cost $3,002,667,342)
-  See accompanying schedule

Foreign currency held at                     327,377
value  (cost $324,651)

Receivable for investments                   38,694,568
sold

Receivable for fund shares                   16,160,806
sold

Dividends receivable                         6,311,688

Interest receivable                          1,417,476

Other receivables                            123,273

 TOTAL ASSETS                                3,702,114,074

LIABILITIES

Payable to custodian bank      $ 282,056

Payable for investments         72,604,520
purchased

Payable for fund shares         14,036,197
redeemed

Accrued management fee          2,249,379

Other payables and  accrued     1,376,386
expenses

Collateral on securities        31,979,519
loaned,  at value

 TOTAL LIABILITIES                           122,528,057

NET ASSETS                                  $ 3,579,586,017

Net Assets consist of:

Paid in capital                             $ 2,774,332,529

Undistributed net investment                 28,734,752
income

Accumulated undistributed net                140,088,611
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  636,430,125
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 167,755,792                 $ 3,579,586,017
shares outstanding

NET ASSET VALUE, offering                    $21.34
price  and redemption price
per share ($3,579,586,017
(divided by) 167,755,792
shares)

STATEMENT OF OPERATIONS
 YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME                              $ 52,736,749
Dividends

Interest                                        8,049,893

Security lending                                174,418

                                                60,961,060

Less foreign taxes withheld                     (5,642,700)

 TOTAL INCOME                                   55,318,360

EXPENSES

Management fee Basic fee         $ 19,062,217

 Performance adjustment           2,531,329

Transfer agent fees               7,147,989

Accounting and security           1,134,709
lending fees

Non-interested trustees'          8,242
compensation

Custodian fees and expenses       946,516

Registration fees                 415,942

Audit                             47,476

Legal                             21,044

Reports to shareholders           187,637

Miscellaneous                     5,433

 Total expenses before            31,508,534
reductions

 Expense reductions               (719,086)     30,789,448

NET INVESTMENT INCOME                           24,528,912

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            168,151,747
(including realized gain
(loss)   of $102,901 on
sales of   investments in
affiliated issuers)

 Foreign currency transactions    (315,228)     167,836,519

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            481,662,284

 Assets and liabilities in        (43,558)      481,618,726
foreign currencies

NET GAIN (LOSS)                                 649,455,245

NET INCREASE (DECREASE) IN                     $ 673,984,157
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION                              $ 554,377
Expense reductions
 Directed brokerage
arrangements

 Custodian credits                              13,034

 Transfer agent credits                         151,675

                                               $ 719,086

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED OCTOBER 31, 1999  YEAR ENDED OCTOBER 31, 1998
ASSETS

Operations Net investment        $ 24,528,912                 $ 27,052,311
income

 Net realized gain (loss)         167,836,519                  74,228,503

 Change in net unrealized         481,618,726                  (350,064)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       673,984,157                  100,930,750
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (26,414,796)                 (17,340,499)
From net investment income

 From net realized gain           (53,970,908)                 (37,418,194)

 TOTAL DISTRIBUTIONS              (80,385,704)                 (54,758,693)

Share transactions Net            2,707,434,686                1,769,510,488
proceeds from sales of shares

 Reinvestment of distributions    75,587,611                   53,307,005

 Cost of shares redeemed          (1,741,849,904)              (1,438,501,445)

 NET INCREASE (DECREASE) IN       1,041,172,393                384,316,048
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       1,634,770,846                430,488,105
IN NET ASSETS

NET ASSETS

 Beginning of period              1,944,815,171                1,514,327,066

 End of period (including        $ 3,579,586,017              $ 1,944,815,171
undistributed net investment
income of $28,734,752 and
$23,593,280, respectively)

OTHER INFORMATION
Shares

 Sold                             142,411,837                  100,969,939

 Issued in reinvestment of        4,456,615                    3,298,675
distributions

 Redeemed                         (92,138,799)                 (82,605,831)

 Net increase (decrease)          54,729,653                   21,662,783


FINANCIAL HIGHLIGHTS

YEARS ENDED OCTOBER 31,          1999         1998         1997         1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 17.21      $ 16.57      $ 14.38      $ 12.73    $ 12.46
period

Income from Investment
Operations

Net investment income             .18 B        .26 B        .24 B, C     .15        .22

Net realized and unrealized       4.65         .98          2.46         2.13       .47
gain (loss)

Total from investment             4.83         1.24         2.70         2.28       .69
operations

Less Distributions

 From net investment income       (.23)        (.19)        (.15)        (.22)      (.03)

From net realized gain            (.47)        (.41)        (.36)        (.41)      (.39)

Total distributions               (.70)        (.60)        (.51)        (.63)      (.42)

Net asset value, end of period   $ 21.34      $ 17.21      $ 16.57      $ 14.38    $ 12.73

TOTAL RETURN A                    29.12%       7.72%        19.30%       18.66%     6.02%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 3,579,586  $ 1,944,815  $ 1,514,327  $ 665,492  $ 295,017
(000 omitted)

Ratio of expenses to average      1.21%        1.22%        1.25%        1.29%      1.13%
net assets

Ratio of expenses to average      1.18% D      1.19% D      1.23% D      1.27% D    1.12% D
net assets after expense
reductions

Ratio of net investment           .94%         1.46%        1.49%        1.53%      1.55%
income to average net assets

Portfolio turnover rate           73%          95%          81%          94%        101%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.
B NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.
C INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.05 PER
SHARE.
D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.


INTERNATIONAL VALUE
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1994     PAST 1 YEAR  LIFE OF FUND

FIDELITY INTL VALUE                35.47%       82.22%

MSCI EAFE                          23.29%       56.54%

International Funds Average        25.53%       n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on November 1, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of October 31, 1999, the index included over 900 equity securities of countries domiciled in 20 countries. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 589 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1994   PAST 1 YEAR  LIFE OF FUND

FIDELITY INTL VALUE              35.47%       12.75%

MSCI EAFE                        23.29%       9.38%

International Funds Average      25.53%       n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             International Value         MS EAFE (Net MA tax)
             00335                       MS001
  1994/11/01      10000.00                    10000.00
  1994/11/30       9700.00                     9533.02
  1994/12/31       9790.00                     9592.71
  1995/01/31       9440.00                     9224.21
  1995/02/28       9530.00                     9197.73
  1995/03/31      10000.00                     9771.40
  1995/04/30      10170.00                    10138.89
  1995/05/31      10030.00                    10018.03
  1995/06/30      10040.00                     9842.35
  1995/07/31      10830.00                    10455.10
  1995/08/31      10800.00                    10056.27
  1995/09/30      10860.00                    10252.67
  1995/10/31      10630.00                     9977.08
  1995/11/30      10820.00                    10254.68
  1995/12/31      11150.86                    10667.84
  1996/01/31      11253.73                    10711.64
  1996/02/29      11294.88                    10747.85
  1996/03/31      11521.18                    10976.09
  1996/04/30      11912.08                    11295.20
  1996/05/31      11840.07                    11087.35
  1996/06/30      11973.80                    11149.75
  1996/07/31      11562.33                    10823.87
  1996/08/31      11562.33                    10847.59
  1996/09/30      11870.93                    11135.76
  1996/10/31      11654.91                    11021.81
  1996/11/30      12251.54                    11460.35
  1996/12/31      12219.78                    11312.93
  1997/01/31      12198.62                    10919.24
  1997/02/28      12452.54                    11100.50
  1997/03/31      12547.75                    11142.68
  1997/04/30      12568.91                    11203.96
  1997/05/31      13394.15                    11935.25
  1997/06/30      14060.68                    12595.26
  1997/07/31      14409.82                    12800.82
  1997/08/31      13351.83                    11846.52
  1997/09/30      14187.64                    12511.94
  1997/10/31      13193.13                    11553.40
  1997/11/30      13087.33                    11437.87
  1997/12/31      13178.62                    11539.78
  1998/01/31      13581.27                    12069.69
  1998/02/28      14364.81                    12846.37
  1998/03/31      15039.52                    13244.35
  1998/04/30      15453.05                    13351.37
  1998/05/31      15431.29                    13289.02
  1998/06/30      15289.82                    13392.01
  1998/07/31      15518.35                    13530.21
  1998/08/31      12395.09                    11856.39
  1998/09/30      12329.79                    11495.48
  1998/10/31      13450.68                    12696.41
  1998/11/30      14353.93                    13349.39
  1998/12/31      14726.16                    13878.56
  1999/01/31      15075.74                    13840.11
  1999/02/28      14507.67                    13512.79
  1999/03/31      15359.77                    14079.52
  1999/04/30      16058.94                    14652.27
  1999/05/31      15283.30                    13900.18
  1999/06/30      16299.28                    14444.52
  1999/07/31      16845.50                    14876.41
  1999/08/31      17020.29                    14933.23
  1999/09/30      17348.02                    15086.15
  1999/10/29      18221.98                    15653.69
IMATRL PRASUN   SHR__CHT 19991031 19991111 112218 R00000000000063
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity International Value Fund on November 1, 1994, when the fund started. As the chart shows, by October 31, 1999, the value of the investment would have grown to $18,222 - an 82.22% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $15,654 - a 56.54% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
INTERNATIONAL VALUE
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Richard Mace, Portfolio Manager of Fidelity International Value Fund
Q. HOW DID THE FUND PERFORM, RICK?
A. Very well. For the 12 months that ended October 31, 1999, the fund returned 35.47%. The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index returned 23.29% during the same period, while the international funds average - as tracked by Lipper Inc. - returned 25.53%.
Q. CAN YOU HIGHLIGHT SOME OF THE FACTORS THAT HELPED THE FUND PERFORM
SO WELL?
A. Good stock picking in Japan and strong performance from several of the fund's energy services positions helped. After enduring years of sputtering capital markets and economic doldrums, the Japanese market experienced a nice rebound during the period and the fund was able to take advantage. While the fund was underweighted in Japan relative to the Morgan Stanley index, good stock selection in that market helped. In particular, positions in software and network servicing companies produced great results. Chief among these were Softbank, a large Internet venture capital firm, as well as Hitachi Information Systems and Nippon Systems Development. The fund's positions in Japanese telecommunications stocks also performed well, including DDI Corp. and Kokusai Denshin Denwa. At the end of the period, just over 25% of the fund's total assets were in Japan, compared to 17% six months ago.
Q. WHAT ABOUT THE FUND'S ENERGY SERVICES AND OIL-RELATED HOLDINGS?
A. The fund realized strong returns from several of its larger stakes in this area, most notably Elf Aquitaine, Total, BP Amoco and Shell Transport & Trading. Each of these stocks benefited from rebounding oil prices during the period, as well as reduced production and increased demand. That being said, it's important to note that my strategy with oil stocks involves looking for sustainable earnings growth rather than trying to forecast the direction of oil prices. I added to the fund's position in Elf Aquitaine mainly because I was drawn to the company's projected production growth rates. Total, meanwhile, attracted my interest for its current production growth rates. Interestingly, these large French oil companies merged with one another during the period, a move that I feel will prove advantageous to both down the road.
Q. IT SEEMS EVERYWHERE YOU GO TODAY, PEOPLE HAVE CELLULAR PHONES IN THEIR HANDS. HAS THE SAME BEEN TRUE OVERSEAS AND HAS THE FUND BEEN ABLE TO TAKE ADVANTAGE?
A. The power of wireless communications is indeed becoming more global. One of the fund's strongest performers in this area was U.K. telecommunications stock Vodafone AirTouch. Vodafone benefited from a strong presence in its home market, and also was boosted after the company announced it was merging its mobile business with Bell Atlantic in the U.S. Another wireless-related position that fared well was Finland's Nokia. This has been a longstanding stock within the portfolio, and it continued to reflect many of the things I look for in a promising investment: strong management execution, accelerating market share and solid returns. Not all telecom stocks did well, however. Telecom Italia was one of the fund's biggest disappointments, as several company decisions seemed to go against the best interests of shareholders.
Q. CAN YOU HIGHLIGHT SOME OTHER INVESTMENTS THAT DIDN'T PERFORM AS WELL AS YOU WOULD HAVE LIKED?
A. Ah, there's always a few of those. One disappointment was Olivetti, the Italian office equipment/telecommunications company. Over the years, Olivetti has gradually moved more into the telecom industry. During this particular period, the company made several questionable investment decisions and the market seemed to punish them for it. Switzerland-based Nestle, the world's largest foodmaker, was another detractor. Depressed economies around the world diminished the company's earnings power, particularly in the emerging markets, where Nestle realizes close to 33% of its total sales. Nestle's earnings also were hindered by the strengthening of the Swiss franc relative to the dollar. The company generates around 50% of its sales in dollar or dollar-related currencies.
Q. HOW DID THE FUND'S FINANCE-RELATED POSITIONS PERFORM?
A. Bank stocks contributed positively. Specifically, the fund's investments in French banking giants Societe Generale and Banque Nationale de Paris posted strong gains as the country's largest banks sought to combine their operations and further strengthen their global competitiveness. British banks Standard Chartered and HSBC Holdings also fared well, as investors viewed Asian economic recoveries as favorable for banks with high exposure to that region. Britain's Lloyds TSB continued to produce healthy gains as well, as did the fund's positions in Mexican banks such as Banacci.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT FEW MONTHS?
A. Consolidation and cross-border mergers have become the norm throughout the world. With 11 countries in Europe operating under a single currency - the euro - it has become much simpler to complete such deals. Going forward, I think we'll see this trend continue, if not accelerate. As big companies become bigger, many smaller firms may continue to acquire assets just to keep up. Japanese companies have followed in the footsteps of their U.S. counterparts in terms of restructuring from within, and this bodes well for that market. As a result, stock valuations may be influenced more by competitive trends within various industries rather than by local market fluctuations. THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

RICK MACE TALKS ABOUT THE GROWING WORLDWIDE
EMPHASIS ON SHAREHOLDER VALUE:
"Traditionally, European and Japanese companies have focused on the needs of customers and employees, and in doing so have paid scant attention to the needs of shareholders. In recent years, however, company managers have begun to look for ways to reward the people who buy the firm's shares.
"The trend may be strongest in Europe, where companies have been working to boost their share values by shedding unprofitable product lines, becoming more efficient and finding more profitable uses for their cash. This new emphasis on shareholder value reflects a number of factors. Increasingly, corporate managers at European firms have accepted pay packages with stock options that tie their compensation to the performance of their firm's shares. Even in Japan, companies such as Sony and Matsushita Electric have been making similar use of options to motivate managers. In fact, we're seeing a revolution of sorts in the executive suites of many of the world's major businesses. Managers of companies like these are now beginning to care about their firm's share price.
"At the same time, a wave of mergers, acquisitions and other restructuring moves in Europe has served as a warning to managers. The message is that weak or inefficient companies with lagging stock prices could be absorbed by stronger competitors. Changing government regulations also have helped fuel the financial markets' transformation. For example, until recently Japan and most European countries prohibited firms from repurchasing shares directly from stockholders. That deprived them of a tool that U.S. companies have long used to return excess earnings and cash to their investors. Now, however, such buybacks are legal in Japan and in European markets such as the United Kingdom, France and Sweden. While this practice is still relatively unusual in Japan, some leading firms such as Toyota have conducted large stock-buyback programs to make more efficient use of their cash and enhance shareholder value.
"These changes come as a welcome development to U.S.
investors who are accustomed to more shareholder friendly corporate managements at home. Such trends can only serve to advance the relative attractiveness of investing overseas."

FUND FACTS
GOAL: seeks growth of capital primarily
through investments in foreign securities
FUND NUMBER: 335
TRADING SYMBOL: FIVFX
START DATE: November 1, 1994
SIZE: as of October 31, 1999, more than
$535 million
MANAGER: Richard Mace, since inception;
manager, Fidelity Overseas Fund, since 1996;
Fidelity Global Balanced Fund, since 1996;
joined Fidelity in 1987

INTERNATIONAL VALUE

INVESTMENT CHANGES




AS OF OCTOBER 31, 1999
United States 7.7%
Row: 1, Col: 1, Value: 12.2
Row: 1, Col: 2, Value: 7.5
Row: 1, Col: 3, Value: 25.5
Row: 1, Col: 4, Value: 2.7
Row: 1, Col: 5, Value: 5.7
Row: 1, Col: 6, Value: 15.4
Row: 1, Col: 7, Value: 3.1
Row: 1, Col: 8, Value: 4.4
Row: 1, Col: 9, Value: 15.8
Row: 1, Col: 10, Value: 7.7
France 12.2%
United Kingdom 15.8%
Germany 7.5%
Switzerland 4.4%
Spain 3.1%
Japan 25.5%
Other 15.4%
Netherlands 5.7%
Mexico 2.7%
PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF FUTURES CONTRACTS, IF
APPLICABLE.
GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S NET ASSETS)

AS OF APRIL 30, 1999
United States 10.1%
France 16.0%
Row: 1, Col: 1, Value: 16.0
Row: 1, Col: 2, Value: 8.0
Row: 1, Col: 3, Value: 8.5
Row: 1, Col: 4, Value: 17.0
Row: 1, Col: 5, Value: 7.7
Row: 1, Col: 6, Value: 12.2
Row: 1, Col: 7, Value: 4.3
Row: 1, Col: 8, Value: 4.2
Row: 1, Col: 9, Value: 12.0
Row: 1, Col: 10, Value: 10.1
United Kingdom
12.0%
Germany 8.0%
Switzerland 4.2%
Italy 8.5%
Spain 4.3%
Other 12.2%
Japan 17.0%
Netherlands 7.7%
PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF FUTURES CONTRACTS, IF
APPLICABLE.

ASSET ALLOCATION

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Stocks, investment companies    90.5                    93.9
and equity futures

Bonds                           2.5                     0.0

Short-term investments  and     7.0                     6.1
net other assets


PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.
TOP TEN STOCKS AS OF OCTOBER
31, 1999

                              % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                      MONTHS AGO

Total Fina SA Class B          4.0                     6.2
(France, Oil & Gas)

Vodafone AirTouch  PLC         3.4                     0.0
sponsored ADR  (United
Kingdom, Cellular)

DDI Corp.  (Japan, Telephone   3.0                     2.3
Services)

Telefonica SA (Spain,          2.5                     3.5
Telephone Services)

Nokia AB  (Finland,            2.5                     3.1
Communications Equipment)

Kyocera Corp.  (Japan,         2.5                     1.3
Electronics)

Kokusai Denshin Denwa          2.4                     0.0
(Japan, Telephone Services)

Mannesmann AG (Reg.)           2.4                     4.4
(Germany, Cellular)

Nestle SA (Reg.)               2.4                     2.9
(Switzerland, Foods)

British Telecommunications     2.0                     0.0
PLC  (United Kingdom,
Telephone Services)

                               27.1                    13.1

TOP TEN MARKET SECTORS AS OF
OCTOBER 31, 1999

                              % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                      MONTHS AGO

FINANCE                        20.4                    21.4

UTILITIES                      20.3                    22.5

TECHNOLOGY                     8.8                     7.4

ENERGY                         6.4                     8.2

NONDURABLES                    5.1                     5.2

HEALTH                         4.6                     6.1

BASIC INDUSTRIES               4.5                     4.1

RETAIL & WHOLESALE             3.5                     1.9

INDUSTRIAL MACHINERY &         2.9                     1.4
EQUIPMENT

SERVICES                       2.7                     2.0

INTERNATIONAL VALUE

INVESTMENTS OCTOBER 31, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 84.2%

                                 SHARES                    VALUE (NOTE 1)

AUSTRALIA - 0.9%

Australia & New Zealand           406,000                  $ 2,679,420
Banking  Group Ltd.

News Corp. Ltd. sponsored ADR     69,600                    2,061,900

                                                            4,741,320

CANADA - 0.9%

Alcan Aluminium Ltd.              60,400                    1,980,227

Inco Ltd.                         93,600                    1,882,558

Toronto Dominion Bank             46,000                    1,054,902

                                                            4,917,687

FINLAND - 2.5%

Nokia AB                          116,800                   13,497,700

FRANCE - 11.5%

AXA SA de CV                      44,600                    6,309,209

Banque Nationale de Paris         54,800                    4,827,011

Cap Gemini SA                     5,800                     881,052

Compagnie Generale de             200,000                   2,150,000
Geophysique SA sponsored ADR
(a)

France Telecom SA                 90,000                    8,720,331

Groupe Danone                     11,200                    2,865,108

Rhodia SA                         65,900                    1,275,654

Sanofi-Synthelabo SA (a)          124,800                   5,522,781

Societe Generale, France          10,000                    2,183,643
Class A

Suez Lyonnaise des Eaux           11,100                    1,797,391

Total Fina SA Class B             158,892                   21,192,220

Vivendi SA (a)                    51,130                    3,886,164

                                                            61,610,564

GERMANY - 6.4%

Allianz AG (Reg.)                 13,800                    4,194,050

BASF AG                           60,800                    2,709,827

Bayer AG                          47,700                    1,948,341

Deutsche Bank AG                  74,100                    5,313,867

Deutsche Telekom AG               22,400                    1,036,165

EPCOS AG (a)                      12,500                    513,868

Kali Und Salz Beteiligungs AG     197,000                   2,822,132

Mannesmann AG (Reg.)              82,100                    12,982,433

Munich Reinsurance AG (Reg.)      5,200                     1,188,704

Veba AG                           30,300                    1,645,799

                                                            34,355,186

HONG KONG - 1.9%

China Telecom (Hong Kong)         616,000                   2,079,000
Ltd. (a)

Dah Sing Financial Holdings       802,000                   3,200,566
Ltd.

Dao Heng Bank Group Ltd.          464,000                   2,132,441

Wing Hang Bank Ltd.               801,000                   2,613,974

                                                            10,025,981



                                 SHARES                    VALUE (NOTE 1)

IRELAND - 1.2%

Bank of Ireland, Inc.             786,170                  $ 6,161,927

Esat Telecom Group PLC            5,900                     264,025
sponsored ADR (a)

                                                            6,425,952

ITALY - 2.1%

Assicurazioni Generali Spa        66,700                    2,156,590

Banca Commerciale Italiana Spa    316,200                   1,915,632

Eni Spa sponsored ADR             338,100                   1,994,096

Olivetti & Co. Spa                520,700                   1,006,842

San Paolo-IMI Spa                 65,300                    862,578

Telecom Italia Spa                372,000                   3,217,800

                                                            11,153,538

JAPAN - 22.8%

Aiful Corp.                       11,000                    1,711,405

CSK Corp.                         26,900                    1,240,048

Dai Nippon Printing Co. Ltd.      60,000                    1,095,414

Daiwa Securities Co. Ltd.         418,000                   4,468,034

DDI Corp.                         1,467                     16,061,273

Furukawa Electric Co. Ltd.        536,000                   3,912,221

Heiwa Corp.                       33,000                    906,411

Hitachi Information Systems       12,000                    463,289

Honda Motor Co. Ltd.              59,000                    2,481,688

Hoya Corp.                        29,000                    2,088,836

Ito-Yokado Co. Ltd.               120,000                   9,611,525

Jafco Co. Ltd.                    13,000                    1,460,744

Kirin Brewery Co. Ltd.            196,000                   2,247,530

Kokusai Denshin Denwa             103,600                   13,033,950

Kyocera Corp.                     139,000                   13,349,340

Matsushita Electric               144,000                   3,050,100
Industrial Co. Ltd.

Mitsumi Electric Co. Ltd.         34,000                    911,020

Nichicon Corp.                    239,000                   5,187,419

Nikko Securities Co. Ltd.         116,000                   1,091,765

Nintendo Co. Ltd.                 17,000                    2,702,041

Nippon System Development Co.     6,600                     564,130
Ltd.

Nomura Securities Co. Ltd.        415,000                   6,859,208

Omron Corp.                       326,000                   6,825,258

Sakura Bank Ltd.                  628,000                   5,403,967

Sankyo Co. Ltd. (Gunma)           13,700                    1,085,474

Softbank Corp.                    13,500                    5,613,926

Takeda Chemical Industries        80,000                    4,602,161
Ltd.

Yokogawa Electric Corp.           480,000                   3,365,186

Yoshitomi Pharmaceutical          71,000                    968,259
Industries Ltd.

                                                            122,361,622

KOREA (SOUTH) - 0.4%

Samsung Electronics Co. Ltd.      13,200                    2,200,918

LUXEMBOURG - 0.2%

Stolt Comex Seaway SA (a)         120,000                   1,282,500

MEXICO - 2.7%

Banacci SA de CV Class O (a)      2,919,000                 7,325,998

Cifra SA de CV Series V (a)       650,000                   1,022,130

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

MEXICO - CONTINUED

Empresas ICA Sociedad             10,600                   $ 27,163
Controladora SA de CV
sponsored ADR

Grupo Financiero Bancomer SA      4,400,000                 1,159,281
de CV Series A

Telefonos de Mexico SA            23,600                    2,017,800
sponsored ADR representing
Class L shares

Tubos de Acero de Mexico SA       244,700                   2,676,406
sponsored ADR

                                                            14,228,778

NETHERLANDS - 5.7%

Akzo Nobel NV                     114,800                   4,957,937

Beter Bed Holding NV              51,100                    1,466,227

Fortis Amev NV                    126,400                   4,364,197

ING Groep NV                      104,269                   6,168,428

Koninklijke Philips               30,232                    3,109,444
Electronics NV

Numico NV                         25,300                    1,034,198

Samas Groep NV                    92,500                    1,258,759

Vedior NV                         88,400                    1,492,051

Vendex KBB NV                     203,200                   5,948,370

Vnu NV                            18,500                    627,428

                                                            30,427,039

NORWAY - 0.3%

Bergesen d.y. AS:

(B shares)                        43,400                    671,127

Class A                           66,700                    1,078,316

                                                            1,749,443

SINGAPORE - 0.7%

Chartered Semiconductor           32,900                    1,091,869
Manufacturing Ltd. ADR

DBS Group Holdings Ltd.           236,089                   2,671,365

                                                            3,763,234

SPAIN - 3.1%

Banco Santander Central           303,800                   3,163,124
Hispano SA

Telefonica SA (a)                 830,100                   13,695,518

                                                            16,858,642

SWITZERLAND - 4.4%

ABB Ltd. (Reg) (Switzerland)      20,800                    2,099,283
(a)

Credit Suisse Group (Reg.)        18,300                    3,525,478

Nestle SA (Reg.)                  6,700                     12,951,542

Roche Holding AG                  184                       2,213,952
participation certificates

UBS AG                            8,700                     2,536,952

                                                            23,327,207



                                 SHARES                    VALUE (NOTE 1)

TAIWAN - 1.1%

Ritek Corp.                       812,000                  $ 5,324,590

Taiwan Semiconductor              173,420                   770,877
Manufacturing Co. Ltd.

                                                            6,095,467

UNITED KINGDOM - 15.1%

Allied Zurich PLC                 148,350                   1,793,009

Arcadia Group PLC                 756,500                   1,906,413

BP Amoco PLC                      214,800                   2,067,450

British Telecommunications PLC    607,700                   10,938,598

Caradon PLC                       1,653,200                 3,856,495

Computacenter PLC                 74,400                    776,880

Glaxo Wellcome PLC                77,800                    2,329,138

Lloyds TSB Group PLC              296,500                   4,102,856

MFI Furniture Group PLC           2,644,200                 1,771,860

Morgan Crucible Co. PLC           24,100                    96,301

Rentokil Initial PLC              2,696,400                 8,989,854

Reuters Group PLC                 75,200                    699,291

Royal & Sun Alliance              195,181                   1,328,756
Insurance  Group PLC

Shell Transport & Trading Co.     834,600                   6,381,214
PLC (Reg.)

SmithKline Beecham PLC            569,100                   7,284,476

Standard Chartered PLC            151,300                   2,123,489

Thorntons PLC                     147,118                   472,955

Unigate PLC                       384,800                   1,784,398

Unilever PLC                      462,321                   4,298,142

Vodafone AirTouch PLC             377,000                   18,072,438
sponsored ADR

                                                            81,074,013

UNITED STATES OF AMERICA - 0.3%

OMI Corp. (a)                     210,500                   394,688

Overseas Shipholding Group,       76,900                    990,088
Inc.

                                                            1,384,776

TOTAL COMMON STOCKS                           451,481,567
(Cost $364,382,930)

NONCONVERTIBLE PREFERRED
STOCKS - 0.8%



GERMANY - 0.4%

Wella AG                          75,400                    2,107,796

ITALY - 0.4%

Telecom Italia Spa Risp           390,800                   1,931,414

TOTAL NONCONVERTIBLE                          4,039,210
PREFERRED STOCKS
(Cost $4,037,959)

INVESTMENT COMPANIES - 2.8%



EMERGING MARKETS - 1.6%

Asia Tigers Fund, Inc.            434,700                   3,749,288

Templeton Dragon Fund, Inc.       554,100                   4,675,219

                                                            8,424,507

INVESTMENT COMPANIES -
CONTINUED

                                 SHARES                    VALUE (NOTE 1)

HONG KONG - 0.3%

Asia Pacific Fund, Inc.           203,500                  $ 1,907,813

INDIA - 0.3%

India Fund                        113,800                   1,408,275

MULTI-NATIONAL - 0.6%

European Warrant Fund, Inc.       56,500                    872,219

Morgan Stanley Asia-Pacific       218,100                   2,112,844
Fund, Inc.

                                                            2,985,063

TOTAL INVESTMENT COMPANIES                    14,725,658
(Cost $15,259,691)


GOVERNMENT OBLIGATIONS (E) -
2.9%

MOODY'S RATINGS (UNAUDITED)                  PRINCIPAL AMOUNT (C)

FRANCE - 0.7%

French Government OAT 5.5%        Aaa   EUR   3,500,000                          3,827,283
4/25/04

GERMANY - 0.7%

German Federal Republic 3.75%     Aaa   EUR   3,800,000                          3,907,202
8/26/03

UNITED KINGDOM - 0.7%

United Kingdom, Great Britain     Aaa   GBP   2,300,000                          3,891,045
& Northern Ireland 6.75%
11/26/04

UNITED STATES OF AMERICA - 0.8%

U.S. Treasury Bills, yield at     -           2,000,000                          1,984,791
date of purchase 4.71%
12/30/99 (d)

U.S. Treasury Bond stripped       Aaa         11,900,000                         2,113,321
principal 0% 11/15/27

                                                                                 4,098,112

TOTAL GOVERNMENT OBLIGATIONS                                        15,723,642
(Cost $15,790,870)


CASH EQUIVALENTS - 15.9%

                               SHARES

Central Cash Collateral Fund,   8,086,061                   8,086,061
5.26% (b)

Taxable Central Cash Fund,      77,295,377                  77,295,377
5.21% (b)

TOTAL CASH EQUIVALENTS                       85,381,438
(Cost $85,381,438)

TOTAL INVESTMENT PORTFOLIO -                                571,351,515
106.6%
(Cost $484,852,888)

NET OTHER ASSETS - (6.6)%                                   (35,411,011)

NET ASSETS - 100%                           $ 535,940,504


FUTURES CONTRACTS

                               EXPIRATION DATE      UNDERLYING FACE AMOUNT AT VALUE      UNREALIZED GAIN/LOSS

PURCHASED

97 Nikkei 225 Index Contracts  Dec. 1999            $ 8,734,850                          $ 175,618
(Japan)

38 Topix Index Contracts       Dec. 1999             5,429,903                            279,731
(Japan)

                                                    $ 14,164,753                         $ 455,349


THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF NET ASSETS -
2.7%.
CURRENCY ABBREVIATIONS

EUR                     -   European Monetary Unit

GBP                     -   British pound

LEGEND
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Principal amount is stated in United States dollars unless otherwise noted.
(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,885,560.
(e) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $697,935,029 and $736,046,476, respectively, of which U.S. government and government agency obligations aggregated $1,999,054 and $0, respectively.
The market value of futures contracts opened and closed during the period amounted to $75,919,383 and $64,892,380, respectively.
The fund participated in the security lending program. At period end, the value of securities loaned amounted to $7,649,743. The fund received cash collateral of $8,086,061 which was invested in the Central Cash Collateral Fund.
The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $3,694,000. The weighted average interest rate was 5.2%. INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $485,923,226. Net unrealized appreciation aggregated $85,428,289, of which $104,890,562 related to appreciated investment securities and $19,462,273 related to depreciated investment securities.
The fund hereby designates approximately $14,258,000 as a capital gain dividend for the purpose of the dividend paid deduction.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Net Assets
BASIC INDUSTRIES              4.5%

CASH EQUIVALENTS              15.9

CONSTRUCTION & REAL ESTATE    0.9

DURABLES                      2.3

ENERGY                        6.4

FINANCE                       20.4

GOVERNMENT OBLIGATIONS        2.9

HEALTH                        4.6

INDUSTRIAL MACHINERY &        2.9
EQUIPMENT

INVESTMENT COMPANIES          2.8

MEDIA & LEISURE               2.0

NONDURABLES                   5.1

RETAIL & WHOLESALE            3.5

SERVICES                      2.7

TECHNOLOGY                    8.8

TRANSPORTATION                0.6

UTILITIES                     20.3

INTERNATIONAL VALUE
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1999

ASSETS

Investment in securities, at                 $ 571,351,515
value  (cost $484,852,888) -
 See accompanying schedule

Cash                                          1,428,817

Foreign currency held at                      4,066,026
value  (cost $4,031,295)

Receivable for investments                    3,746,022
sold

Receivable for fund shares                    2,775,515
sold

Dividends receivable                          1,048,191

Interest receivable                           564,864

Receivable for daily                          306,044
variation on futures
contracts

Other receivables                             14,305

 TOTAL ASSETS                                 585,301,299

LIABILITIES

Payable for investments        $ 35,235,688
purchased

Payable for fund shares         5,463,984
redeemed

Accrued management fee          373,649

Other payables and  accrued     201,413
expenses

Collateral on securities        8,086,061
loaned,  at value

 TOTAL LIABILITIES                            49,360,795

NET ASSETS                                   $ 535,940,504

Net Assets consist of:

Paid in capital                              $ 402,795,412

Undistributed net investment                  3,735,473
income

Accumulated undistributed net                 42,421,775
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   86,987,844
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 32,123,131                   $ 535,940,504
shares outstanding

NET ASSET VALUE, offering                     $16.68
price  and redemption price
per share ($535,940,504
(divided by) 32,123,131
shares)

STATEMENT OF OPERATIONS
 YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME                             $ 7,128,600
Dividends

Interest                                       1,988,063

Security lending                               5,888

                                               9,122,551

Less foreign taxes withheld                    (771,185)

 TOTAL INCOME                                  8,351,366

EXPENSES

Management fee Basic fee         $ 3,238,254

 Performance adjustment           443,140

Transfer agent fees               1,061,162

Accounting and security           259,436
lending fees

Non-interested trustees'          1,329
compensation

Custodian fees and expenses       240,642

Registration fees                 46,301

Audit                             41,825

Legal                             1,758

Interest                          1,067

Miscellaneous                     3,024

 Total expenses before            5,337,938
reductions

 Expense reductions               (300,513)    5,037,425

NET INVESTMENT INCOME                          3,313,941

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            63,247,838

 Foreign currency transactions    (106,444)

 Futures contracts                2,334,563    65,475,957

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            67,750,260

 Assets and liabilities in        (7,996)
foreign currencies

 Futures contracts                455,349      68,197,613

NET GAIN (LOSS)                                133,673,570

NET INCREASE (DECREASE) IN                    $ 136,987,511
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION                             $ 299,070
Expense Reductions
 Directed brokerage
arrangements

 Transfer agent credits                        1,443

                                              $ 300,513

STATEMENT OF CHANGES IN NET ASSETS

                                 YEAR ENDED OCTOBER 31, 1999  YEAR ENDED OCTOBER 31, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 3,313,941                  $ 3,233,365
income

 Net realized gain (loss)         65,475,957                   (19,725,721)

 Change in net unrealized         68,197,613                   7,859,169
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       136,987,511                  (8,633,187)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (1,595,857)                  (1,833,828)
From net investment income

 From net realized gain           -                            (8,557,828)

 TOTAL DISTRIBUTIONS              (1,595,857)                  (10,391,656)

Share transactions Net            690,679,399                  689,788,871
proceeds from sales of shares

 Reinvestment of distributions    1,458,882                    9,766,146

 Cost of shares redeemed          (700,344,477)                (674,521,648)

 NET INCREASE (DECREASE) IN       (8,206,196)                  25,033,369
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       127,185,458                  6,008,526
IN NET ASSETS

NET ASSETS

 Beginning of period              408,755,046                  402,746,520

 End of period (including        $ 535,940,504                $ 408,755,046
undistributed net investment
income of $3,735,473 and
$3,827,529, respectively)

OTHER INFORMATION
Shares

 Sold                             47,825,870                   53,050,043

 Issued in reinvestment of        112,655                      821,375
distributions

 Redeemed                         (48,889,094)                 (53,089,578)

 Net increase (decrease)          (950,569)                    781,840


FINANCIAL HIGHLIGHTS

YEARS ENDED OCTOBER 31,          1999       1998       1997       1996       1995 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 12.36    $ 12.47    $ 11.33    $ 10.63    $ 10.00
period

Income from Investment
Operations

Net investment income             .11 B      .09 B      .13 B      .16 C      .11 B

Net realized and unrealized       4.26       .14 D      1.33       .85        .52
gain (loss)

Total from investment             4.37       .23        1.46       1.01       .63
operations

Less Distributions

 From net investment income       (.05)      (.06)      (.10)      (.01)      -

From net realized gain            -          (.28)      (.22)      (.30)      -

Total distributions               (.05)      (.34)      (.32)      (.31)      -

Net asset value, end of period   $ 16.68    $ 12.36    $ 12.47    $ 11.33    $ 10.63

TOTAL RETURN A                    35.47%     1.95%      13.20%     9.64%      6.30%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 535,941  $ 408,755  $ 402,747  $ 270,865  $ 56,828
(000 omitted)

Ratio of expenses to average      1.21%      1.23%      1.30%      1.28%      1.72%
net assets

Ratio of expenses to average      1.14% F    1.21% F    1.28% F    1.26% F    1.72%
net assets after expense
reductions

Ratio of net investment           .75%       .71%       1.03%      1.74%      1.08%
income to average net assets

Portfolio turnover rate           173%       137%       86%        71%        109%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.
B NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.
C INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.04 PER
SHARE.
D THE AMOUNT SHOWN FOR A
SHARE OUTSTANDING DOES NOT
CORRESPOND WITH THE
AGGREGATE NET LOSS ON
INVESTMENTS FOR THE PERIOD
DUE TO THE TIMING OF SALES
AND REPURCHASES OF FUND
SHARES IN RELATION TO
FLUCTUATING MARKET VALUES OF
THE INVESTMENTS OF THE FUND.
E FOR THE PERIOD NOVEMBER 1,
1994 (COMMENCEMENT OF
OPERATIONS) TO OCTOBER 31,
1995.
F FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.


OVERSEAS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1994     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY OVERSEAS                  28.77%       75.04%        163.40%

MSCI EAFE                          23.29%       56.31%        91.41%

International Funds Average        25.53%       58.85%        152.13%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be
$1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East
(EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of October 31, 1999 the index included over 900 equity securities of companies domiciled in 20 countries. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 589 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1994   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY OVERSEAS                28.77%       11.85%        10.17%

MSCI EAFE                        23.29%       9.35%         6.71%

International Funds Average      25.53%       9.50%         9.42%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER 10 YEARS
             Overseas                    MS EAFE (Net MA tax)
             00094                       MS001
  1989/10/31      10000.00                    10000.00
  1989/11/30      10566.54                    10502.70
  1989/12/31      11248.74                    10890.22
  1990/01/31      10993.45                    10485.01
  1990/02/28      10766.08                     9753.21
  1990/03/31      11121.09                     8737.16
  1990/04/30      11093.17                     8667.82
  1990/05/31      11847.07                     9656.83
  1990/06/30      12058.49                     9571.78
  1990/07/31      12652.83                     9706.60
  1990/08/31      11252.72                     8764.01
  1990/09/30      10004.20                     7542.62
  1990/10/31      10957.55                     8717.90
  1990/11/30      10594.55                     8203.65
  1990/12/31      10506.05                     8336.54
  1991/01/31      10739.14                     8606.19
  1991/02/28      11129.04                     9528.76
  1991/03/31      10764.57                     8956.73
  1991/04/30      10917.14                     9044.68
  1991/05/31      10938.33                     9139.06
  1991/06/30      10251.77                     8467.51
  1991/07/31      10811.18                     8883.54
  1991/08/31      10891.71                     8703.13
  1991/09/30      11370.60                     9193.63
  1991/10/31      11408.75                     9323.96
  1991/11/30      10997.66                     8888.67
  1991/12/31      11410.98                     9347.71
  1992/01/31      11541.98                     9148.05
  1992/02/29      11302.56                     8820.62
  1992/03/31      11067.65                     8238.32
  1992/04/30      11740.75                     8277.48
  1992/05/31      12246.70                     8831.54
  1992/06/30      11957.58                     8412.63
  1992/07/31      11198.66                     8197.33
  1992/08/31      11103.79                     8711.47
  1992/09/30      10643.02                     8539.45
  1992/10/31       9920.23                     8091.51
  1992/11/30       9870.54                     8167.66
  1992/12/31      10103.77                     8209.90
  1993/01/31      10398.25                     8208.89
  1993/02/28      10611.49                     8456.86
  1993/03/31      11332.47                     9194.00
  1993/04/30      12119.44                    10066.54
  1993/05/31      12398.69                    10279.14
  1993/06/30      12104.21                    10118.77
  1993/07/31      12657.63                    10472.97
  1993/08/31      13373.53                    11038.33
  1993/09/30      13256.75                    10789.87
  1993/10/31      13789.86                    11122.39
  1993/11/30      13160.28                    10150.17
  1993/12/31      14150.74                    10883.09
  1994/01/31      15156.72                    11803.20
  1994/02/28      14872.98                    11770.51
  1994/03/31      14444.79                    11263.54
  1994/04/30      14929.73                    11741.44
  1994/05/31      14738.85                    11674.03
  1994/06/30      14542.81                    11839.01
  1994/07/31      14950.36                    11952.86
  1994/08/31      15167.03                    12235.85
  1994/09/30      14749.17                    11850.48
  1994/10/31      15048.38                    12245.10
  1994/11/30      14429.32                    11656.59
  1994/12/31      14330.57                    11729.58
  1995/01/31      13716.40                    11278.99
  1995/02/28      13726.90                    11246.62
  1995/03/31      14136.35                    11948.08
  1995/04/30      14540.54                    12397.43
  1995/05/31      14745.27                    12249.65
  1995/06/30      14855.50                    12034.83
  1995/07/31      15522.16                    12784.07
  1995/08/31      15091.72                    12296.40
  1995/09/30      15301.69                    12536.56
  1995/10/31      14997.23                    12199.57
  1995/11/30      15165.21                    12539.01
  1995/12/31      15628.24                    13044.21
  1996/01/31      15923.92                    13097.76
  1996/02/29      15956.18                    13142.04
  1996/03/31      16192.72                    13421.12
  1996/04/30      16633.56                    13811.32
  1996/05/31      16638.94                    13557.16
  1996/06/30      16762.59                    13633.47
  1996/07/31      16294.87                    13235.00
  1996/08/31      16413.14                    13264.00
  1996/09/30      16886.24                    13616.36
  1996/10/31      16708.83                    13477.03
  1996/11/30      17590.50                    14013.26
  1996/12/31      17675.26                    13832.99
  1997/01/31      17686.72                    13351.61
  1997/02/28      18082.18                    13573.24
  1997/03/31      18242.66                    13624.82
  1997/04/30      18380.21                    13699.76
  1997/05/31      19503.54                    14593.94
  1997/06/30      20517.98                    15400.98
  1997/07/31      21200.00                    15652.33
  1997/08/31      19623.90                    14485.45
  1997/09/30      21028.06                    15299.10
  1997/10/31      19555.12                    14127.04
  1997/11/30      19463.42                    13985.77
  1997/12/31      19605.38                    14110.38
  1998/01/31      20231.99                    14758.33
  1998/02/28      21370.71                    15708.03
  1998/03/31      22346.76                    16194.66
  1998/04/30      22973.37                    16325.51
  1998/05/31      22937.22                    16249.27
  1998/06/30      22714.29                    16375.21
  1998/07/31      22907.09                    16544.20
  1998/08/31      18773.93                    14497.52
  1998/09/30      18761.88                    14056.21
  1998/10/31      20454.91                    15524.66
  1998/11/30      21653.89                    16323.09
  1998/12/31      22122.31                    16970.14
  1999/01/31      22435.89                    16923.13
  1999/02/28      21827.18                    16522.90
  1999/03/31      22743.31                    17215.87
  1999/04/30      23745.52                    17916.21
  1999/05/31      22669.53                    16996.58
  1999/06/30      23905.38                    17662.17
  1999/07/31      24600.16                    18190.27
  1999/08/31      24944.47                    18259.76
  1999/09/30      25276.49                    18446.74
  1999/10/29      26340.18                    19140.70
IMATRL PRASUN   SHR__CHT 19991031 19991111 150552 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Overseas Fund on October 31, 1989. As the chart shows, by October 31, 1999, the value of the investment would have grown to $26,340 - a 163.40% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,141 - a 91.41% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
OVERSEAS
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Richard Mace,
Portfolio Manager of Fidelity Overseas Fund
Q. HOW DID THE FUND PERFORM, RICK?
A. Pretty well. For the 12 months that ended October 31, 1999, the fund returned 28.77%. The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index returned 23.29% during the same period, while the international funds average - as tracked by Lipper Inc. - returned 25.53%.
Q. WHAT KEY FACTORS HELPED THE FUND BEAT BOTH ITS INDEX AND PEER GROUP DURING THE PERIOD?
A. Most of the fund's outperformance can be traced to a relatively strong commitment to the high-performing Japanese market, as well as good individual stock picking in that market. Though the fund was moderately underweighted in Japanese investments relative to the index, its weighting was larger than that of the average of the Lipper peer group. The fund also received a healthy performance boost from its energy services positions.
Q. WHAT TRIGGERED THE JAPANESE MARKET'S REBOUND DURING THE PERIOD AND HOW DID THE FUND TAKE ADVANTAGE?
A. The Japanese market became somewhat more "Americanized" over the past year. The government has allowed some barriers to come down to create more of a free-enterprise market system, and Japanese corporations - following in the footsteps of their U.S. counterparts - have begun to implement share buyback programs, cut unprofitable businesses and consider effective restructuring programs. Japanese investors, in fact, can now buy mutual funds. All of this has translated into a more confident market and economy, and the fund took advantage. Several of the fund's Japanese telephone utilities positions fared well, particularly DDI Corp., which was among the fund's top-10 holdings through much of the period. Japanese non-bank financial positions also performed well, including brokerage-related holdings such as Nomura Securities and Nikko Securities.
Q. CAN YOU ELABORATE ON THE ENERGY SERVICES POSITIONS YOU MENTIONED?
A. The fund's best performers here were the two large French companies, Elf Aquitaine and Total. Both suited my philosophy that it's better to look for energy stocks with good long-term characteristics rather than to focus on trying to guess the direction of oil prices. In particular, I was attracted to Elf Aquitaine's growing oil reserve base, which should kick into production growth in the year 2001. Total - the fund's largest holding at the end of the period - intrigued me because of its rapid 10% production growth rate. I looked at both stocks as a package: One had current production growth, while the other had future production growth. In addition, both companies were engaged in a fierce takeover battle during the period, when each company made takeover bids for the other. Eventually, the issue was resolved and a merger was approved. Overall, I think the merger - which makes Total the fourth-largest oil company in the world - will be beneficial for both companies. Elf Aquitane is no longer a publicly traded stock.
Q. THE FUND ALSO GOT GOOD RESULTS FROM SEVERAL OF ITS TELECOMMUNICATIONS-RELATED STOCKS, MOST NOTABLY FINLAND'S NOKIA AND THE U.K.'S VODAFONE AIRTOUCH . . .
A. Both companies were beneficiaries of the worldwide wireless communications boom. Nokia - a longstanding position in the fund - displayed many of the characteristics I look for in a good stock. The company showed strong management execution during the period and generated strong financial returns in the process. Nokia was a classic example of the maxim "share price follows earnings." Vodafone Airtouch, meanwhile, benefited from its strong presence in the burgeoning U.K. market as well as its announcement that it will be merging its mobile communications business with U.S.-based Bell Atlantic. The Vodafone-Bell Atlantic partnership is but another example of the cross-border alliances that have fueled telecom business around the globe.
Q. WHERE DID THE FUND'S DISAPPOINTMENTS LIE?
A. Rentokil - which provides a variety of industrial-related services for corporations - detracted significantly from performance due to a strong British pound. A slump in sales growth, particularly in Asia, also hurt. Nippon Telegraph & Telephone was another disappointment, as cellular phone providers eroded the company's local phone service revenues. The company was also under considerable cost pressures within its industry. The fund's Italian positions also proved to be a weak link. Telecom Italia turned in negative results, as several corporate actions were detrimental to the interests of the company's shareholders. The fund's positions in several Italian banks - including Banca di Roma and San Paolo-IMI - tumbled due to concerns over the possibility of higher interest rates.
Q. WHAT'S YOUR OUTLOOK?
A. I expect to see more of the same in terms of increased consolidation and cross-border mergers. The euro - the new single currency in Europe - has made it much easier to complete such transactions. As big companies have become bigger, many smaller firms have jumped into the consolidation fray just to keep pace. We may also see continued restructuring efforts in Europe and Japan. As a result, there should be greater differentiation of stocks away from the influences of their local markets and more towards the earnings and underlying fundamentals of the company itself.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

RICK MACE DISCUSSES THE INCREASED GLOBALIZATION
OF INDUSTRIES:
"It used to be enough for investors in international markets to rely on `top-down' analysis to find countries that would deliver the best return potential. Twenty years ago, for instance - when foreign stock markets were less developed and the world's information network was still in the dark ages - investors could capture most of the strong returns by being in the right country at the right time. But speeding globalization has changed all that.
"Over the past decade, the borders between countries, companies and currencies have been coming down. The result: Most companies are now much less constrained by international borders than they were in the past. Leading firms in an industry must now compete worldwide for the same customer. Today, the relationship between a stock's performance and the performance of its respective market has weakened, while the links between a company and its industry group have become stronger. Over time, companies with good business prospects and reasonable stock prices can have superior growth potential, no matter what country they are in.
"This shift can have important implications for investors. In the past, a company's stock price typically moved along with the overall stock market in its home country. Now, however, the stock's price might move with the stock prices of its foreign competitors. Pharmaceutical companies, the majority of which are headquartered in Europe and the U.S., have in recent years provided some of the best examples of how stocks are more closely related to their industry's performance than to home markets. A case in point is British pharmaceutical company Glaxo Wellcome, which competes worldwide with U.S.-based Merck. Over the past 10 years, the performance of both companies' stocks almost have moved in tandem.
"The stock market performance of Japanese automaker
Honda offers another excellent example of this trend. During the past decade, Honda's stock price has had relatively little to do with the fluctuations of Japan's stock market. Instead, Honda shares have closely tracked shares of its U.S. competitor, Ford. That fact is all the more striking when you consider that the overall performance of the Japanese and U.S. stock markets have been almost diametrically opposed during that period. By looking at the stock performance of several of Japan's large companies in 1998, one can measure the importance of selecting stocks on the company's merits first and its home country's merits second. Companies such as Sony, Fuji Photo Film and Ito Yokodo, for example, all performed well in 1998, while Japan's TOPIX Index declined."

FUND FACTS
GOAL: seeks growth of capital primarily
through investments in foreign securities
FUND NUMBER: 094
TRADING SYMBOL: FOSFX
START DATE: December 4, 1984
SIZE: as of October 31, 1999, more than
$4.4 billion
MANAGER: Richard Mace, since 1996; manager,
Fidelity International Value Fund, since 1996;
Fidelity Global Balanced Fund, since 1996;
joined Fidelity in 1987
(checkmark)
OVERSEAS

INVESTMENT CHANGES




AS OF OCTOBER 31, 1999
United States 9.2%
Finland 2.5%
Row: 1, Col: 1, Value: 2.5
Row: 1, Col: 2, Value: 12.0
Row: 1, Col: 3, Value: 7.5
Row: 1, Col: 4, Value: 3.1
Row: 1, Col: 5, Value: 24.9
Row: 1, Col: 6, Value: 6.1
Row: 1, Col: 7, Value: 11.7
Row: 1, Col: 8, Value: 5.1
Row: 1, Col: 9, Value: 17.9
Row: 1, Col: 10, Value: 9.199999999999999
France 12.0%
United Kingdom 17.9%
Germany 7.5%
Italy 3.1%
Switzerland 5.1%
Other 11.7%
Japan 24.9%
Netherlands 6.1%
PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF FUTURES CONTRACTS, IF
APPLICABLE.
GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S NET ASSETS)

AS OF APRIL 30, 1999
United States 6.3%
Australia 3.2%
Row: 1, Col: 1, Value: 3.2
Row: 1, Col: 2, Value: 12.9
Row: 1, Col: 3, Value: 8.199999999999999
Row: 1, Col: 4, Value: 4.6
Row: 1, Col: 5, Value: 17.3
Row: 1, Col: 6, Value: 7.4
Row: 1, Col: 7, Value: 12.8
Row: 1, Col: 8, Value: 6.2
Row: 1, Col: 9, Value: 21.1
Row: 1, Col: 10, Value: 6.3
France 12.9%
United Kingdom 21.1%
Germany 8.2%
Italy 4.6%
Switzerland 6.2%
Japan 17.3%
Other 12.8%
Netherlands 7.4%
PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF FUTURES CONTRACTS, IF
APPLICABLE.
ASSET ALLOCATION

                              % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                      MONTHS AGO

Stocks, investment companies   90.2                    93.9
and equity futures

Bonds                          1.7                     1.0

Short-term investments  and    8.1                     5.1
net other assets

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.
TOP TEN STOCKS AS OF OCTOBER
31, 1999

                              % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                      MONTHS AGO

Total Fina SA Class B          2.9                     3.2
(France, Oil & Gas)

Vodafone AirTouch PLC          1.7                     1.1
(United Kingdom, Cellular)

Nokia AB  (Finland,            1.6                     1.4
Communcations  Equipment)

DDI Corp.  (Japan, Telephone   1.6                     0.8
Services)

Ito-Yokado Co. Ltd.  (Japan,   1.5                     0.5
General Merchandise  Stores)

Kyocera Corp.  (Japan,         1.3                     0.2
Electronics)

BP Amoco PLC  (United          1.3                     1.8
Kingdom, Oil & Gas)

Shell Transport &   Trading    1.3                     1.7
Co. PLC (Reg.)  (United
Kingdom, Oil & Gas)

SmithKline Beecham PLC         1.2                     1.4
(United Kingdom, Drugs &
Pharmaceuticals)

Omron Corp.  (Japan,           1.2                     0.6
Electrical Equipment)

                               15.6                    12.7

TOP TEN MARKET SECTORS AS OF
OCTOBER 31, 1999

                              % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                      MONTHS AGO

FINANCE                        20.6                    23.8

UTILITIES                      16.3                    15.5

TECHNOLOGY                     8.7                     5.7

HEALTH                         7.9                     8.0

ENERGY                         6.8                     7.9

NONDURABLES                    5.1                     5.6

INDUSTRIAL MACHINERY &         4.9                     3.7
EQUIPMENT

BASIC INDUSTRIES               4.5                     3.8

RETAIL & WHOLESALE             3.6                     3.2

DURABLES                       3.1                     4.9

OVERSEAS

INVESTMENTS OCTOBER 31, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 88.3%

                                 SHARES                       VALUE (NOTE 1)

AUSTRALIA - 1.9%

AMP Ltd.                          404,000                     $ 4,108,181

Australia & New Zealand           1,940,297                    12,805,101
Banking Group Ltd.

Brambles Industries Ltd.          90,600                       2,547,905

Broken Hill Proprietary Co.       910,658                      9,411,836
Ltd. (The)

Cable & Wireless Optus Ltd.       3,757,100                    8,601,291
(a)

Coles Myer Ltd.                   785,526                      3,907,253

CSR Ltd.                          452,517                      1,015,767

Fosters Brewing Group Ltd.        993,700                      2,641,189

National Australia Bank Ltd.      892,400                      13,771,820

News Corp. Ltd.                   1,192,617                    8,624,431

News Corp. Ltd. sponsored:

ADR                               70,500                       2,088,563

ADR (preferred ltd. vtg.)         82,300                       2,268,394

Rio Tinto Ltd.                    408,000                      6,558,398

Westpac Banking Corp.             325,200                      2,086,658

Woolworths Ltd.                   1,067,800                    3,629,389

                                                               84,066,176

BELGIUM - 0.4%

Electrabel SA                     23,500                       7,774,191

Fortis B                          235,800                      7,984,728

                                                               15,758,919

CANADA - 0.6%

Alcan Aluminium Ltd.              151,200                      4,957,124

Barrick Gold Corp.                84,000                       1,543,929

Celestica, Inc. (sub-vtg.) (a)    92,500                       5,091,051

Cinar Films, Inc. Class B         251,800                      4,375,025
(sub. vtg.) (a)

Inco Ltd.                         465,100                      9,354,461

Placer Dome, Inc.                 65,900                       828,396

                                                               26,149,986

DENMARK - 0.4%

Carlsberg AS Class B              109,300                      4,233,369

Novo-Nordisk AS Class B           25,300                       3,043,825

Ratin AS Class B                  28,700                       2,992,764

Unidanmark AS Class A             70,100                       5,469,958

                                                               15,739,916

FINLAND - 2.5%

Asko OY Class A                   61,100                       999,043

Helsinki Telephone Corp.          99,200                       4,724,771
Class E

KCI (Konecranes International)    39,100                       1,010,541

Metsa-Serla Oyj Class B Free      103,800                      942,783
Shares

Metso Oyj (a)                     252,600                      2,864,528

Nokia AB                          623,200                      72,018,551

Sampo Insurance Co. Ltd.          177,300                      6,172,114

Sonera Group PLC (c)              134,800                      4,059,825

UPM-Kymmene Corp.                 533,000                      16,867,851

                                                               109,660,007



                                 SHARES                       VALUE (NOTE 1)

FRANCE - 11.5%

Alcatel Alsthom Compagnie         72,100                      $ 11,062,844
Generale d'Electricite SA
(RFD)

AXA SA de CV                      250,765                      35,473,741

Banque Nationale de Paris         334,005                      29,420,547

Banque Nationale de Paris         30,485                       180,731
warrants 7/1/02 (a)

Canal Plus SA                     64,400                       4,483,747

Cap Gemini SA                     63,222                       9,603,776

Castorama Dubois                  42,200                       12,678,379
Investissements SA

Club Mediterranee SA (a)          40,000                       4,017,059

Coflexip SA sponsored ADR         149,100                      5,908,088

Compagnie de St. Gobain           43,600                       7,588,951

Compagnie Financiere de           46,900                       4,898,006
Paribas  Class A (Reg.)

France Telecom SA                 425,000                      41,179,340

Groupe Danone                     69,500                       17,779,021

L'Oreal SA                        9,030                        6,044,086

Lafarge SA                        75,900                       7,326,122

Lagardere S.C.A. (Reg.)           72,000                       2,924,183

Michelin SA (Compagnie            124,689                      5,445,525
Generale  des
Etablissements) Class B (a)

Pinault Printemps SA              30,900                       5,909,729

Rhodia SA                         505,000                      9,775,495

Rhone-Poulenc SA Class A          274,625                      15,241,687

Sanofi-Synthelabo SA (a)          480,400                      21,259,168

Schneider SA (a)                  65,200                       4,505,056

Scor SA                           89,900                       4,504,687

Seita SA                          87,320                       4,882,035

Societe Generale, France          99,300                       21,683,575
Class A

Suez Lyonnaise des Eaux           133,800                      21,665,853

Television Francaise 1 SA         66,300                       20,842,081

Total Fina SA Class B             969,874                      129,356,942

Union Assurances Federales SA     46,700                       6,029,893

Valeo SA                          26,000                       1,873,291

Vivendi SA (a)                    542,100                      41,202,606

                                                               514,746,244

GERMANY - 6.7%

Allianz AG (Reg.)                 109,900                      33,400,444

BASF AG                           367,200                      16,365,930

Bayer AG                          378,100                      15,443,770

Bayerische Hypo-und               101,500                      6,620,283
Vereinsbank AG

Celanese AG (a)                   13,790                       218,206

Deutsche Bank AG                  182,000                      13,051,603

Deutsche Lufthansa AG (Reg.)      203,900                      4,301,882

Deutsche Telekom AG               1,064,300                    49,231,714

Dresdner Bank AG                  21,100                       1,089,548

EPCOS AG (a)                      106,100                      4,361,713

FAG Kugelfischer Georg            244,758                      2,078,471
Schaefer AG

Fresenius Medical Care AG         57,800                       4,115,692

Hoechst AG                        137,900                      6,108,315

Kali Und Salz Beteiligungs AG     925,100                      13,252,559

Mannesmann AG (Reg.)              331,900                      52,483,184

COMMON STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

GERMANY - CONTINUED

Metro AG                          85,700                      $ 4,565,449

Munich Reinsurance AG (Reg.)      92,400                       21,122,347

RWE AG                            184,400                      7,411,348

Siemens AG                        232,700                      21,000,406

Veba AG                           307,450                      16,699,700

Viag AG                           370,500                      6,820,166

                                                               299,742,730

HONG KONG - 0.5%

Cheung Kong Holdings Ltd.         502,000                      4,555,999

China Telecom (Hong Kong)         2,326,000                    7,850,250
Ltd. (a)

Dah Sing Financial Holdings       1,026,800                    4,097,683
Ltd.

Wing Hang Bank Ltd.               1,546,000                    5,045,198

                                                               21,549,130

IRELAND - 0.5%

Bank of Ireland, Inc.             2,088,298                    16,367,886

CRH PLC                           223,361                      4,229,442

Esat Telecom Group PLC            49,700                       2,224,075
sponsored ADR (a)

                                                               22,821,403

ITALY - 2.8%

Assicurazioni Generali Spa        541,400                      17,504,916

Banca Commerciale Italiana Spa    1,393,900                    8,444,651

Banca di Roma                     2,788,400                    3,776,864

Eni Spa sponsored ADR             5,576,000                    32,886,946

Italgas Spa                       620,800                      2,582,854

Olivetti & Co. Spa                3,512,700                    6,792,268

San Paolo-IMI Spa                 876,700                      11,580,732

Telecom Italia Mobile Spa         2,465,100                    15,485,584

Telecom Italia Spa                2,186,470                    18,912,967

Unicredito Italiano Spa           1,950,200                    9,146,605

                                                               127,114,387

JAPAN - 24.3%

Aiful Corp. (c)                   59,200                       9,210,469

Aiwa Co. Ltd.                     79,500                       1,939,304

Asahi Chemical Industry Co.       610,000                      3,690,756
Ltd.

Bank of Tokyo-Mitsubishi Ltd.     183,000                      3,036,965

Banyu Pharmaceutical Co. Ltd.     395,000                      7,241,825

Canon, Inc.                       292,000                      8,272,750

CSK Corp.                         181,200                      8,353,038

Dai Nippon Printing Co. Ltd.      388,000                      7,083,679

Dai-Ichi Kangyo Bank Ltd.         1,711,000                    23,498,008

Daiwa Securities Co. Ltd.         2,132,000                    22,789,110

DDI Corp.                         6,369                        69,730,231

Fuji Bank Ltd.                    1,719,000                    23,607,876

Fuji Photo Film Co. Ltd.          260,000                      8,364,946

Fujisawa Pharmaceutical Co.       349,000                      8,748,044
Ltd.

Fujitsu Ltd.                      574,000                      17,309,581



                                 SHARES                       VALUE (NOTE 1)

Furukawa Electric Co. Ltd.        5,002,000                   $ 36,509,197

Heiwa Corp.                       66,000                       1,812,821

Hirose Electric Co. Ltd.          23,700                       4,140,245

Hitachi Chemical Co. Ltd.         197,000                      3,651,477

Hitachi Information Systems       37,000                       1,428,475

Hitachi Ltd.                      2,867,000                    31,178,627

Honda Motor Co. Ltd.              504,000                      21,199,501

Hoya Corp.                        125,000                      9,003,602

Ito-Yokado Co. Ltd.               849,000                      68,001,540

Jafco Co. Ltd.                    54,000                       6,067,707

Kaneka Corp.                      237,000                      3,106,891

Kao Corp.                         305,000                      9,314,766

Kirin Brewery Co. Ltd.            814,000                      9,334,128

Koa Denko Co. Ltd.                412,000                      7,161,777

Kokusai Denshin Denwa             268,100                      33,729,750

Kyocera Corp.                     625,500                      60,072,032

Matsushita Electric               645,000                      13,661,907
Industrial Co. Ltd.

Minolta Co. Ltd.                  714,000                      2,928,000

Mitsubishi Electric Corp.         3,087,000                    17,106,354

Mitsubishi Estate Co. Ltd.        1,153,000                    11,571,525

Mitsubishi Trust & Banking        813,000                      10,954,517
Corp.

Mitsui Fudosan Co. Ltd.           515,000                      3,852,917

Mitsumi Electric Co. Ltd.         68,000                       1,822,041

NEC Corp.                         550,000                      11,145,259

Nichicon Corp.                    1,177,000                    25,546,412

Nikko Securities Co. Ltd.         3,445,000                    32,423,531

Nintendo Co. Ltd.                 74,700                       11,873,086

Nippon Computer Systems Corp.     147,000                      2,880,000

Nippon Steel Corp.                1,328,000                    3,379,784

Nippon System Development Co.     18,100                       1,547,083
Ltd.

Nippon Telegraph & Telephone      1,745                        26,813,927
Corp.

Nippon Zeon Co. Ltd.              852,000                      7,364,226

Nomura Securities Co. Ltd.        1,649,000                    27,255,022

NTT Data Corp.                    208                          3,296,039

NTT Mobile Communication          1,051                        27,959,377
Network, Inc.

Omron Corp.                       2,605,000                    54,539,258

ORIX Corp.                        101,000                      13,579,833

Ricoh Co. Ltd.                    575,000                      9,393,278

Rohm Co. Ltd.                     24,000                       5,393,518

Sakura Bank Ltd.                  2,021,000                    17,390,791

Sankyo Co. Ltd.                   197,000                      5,619,112

Sankyo Co. Ltd. (Gunma)           27,700                       2,194,718

Secom Co. Ltd. (RFD)              80,000                       8,528,212

Sharp Corp.                       711,000                      11,335,031

Shin-Etsu Chemical Co. Ltd.       254,000                      10,489,316

Shohkoh Fund & Co. Ltd.           9,450                        5,790,252

Softbank Corp.                    72,800                       30,273,615

Sony Corp.                        204,500                      32,668,877

Sumitomo Realty & Development     847,000                      2,928,404
Co. Ltd.

Takeda Chemical Industries        874,000                      50,278,610
Ltd.

Takefuji Corp.                    38,400                       4,978,632

Tokyo Seimitsu Co. Ltd.           37,000                       4,516,399

Toyota Motor Corp.                506,000                      17,542,954

COMMON STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

JAPAN - CONTINUED

Yamaha Motor Co. Ltd.             671,000                     $ 5,464,663

Yamanouchi Pharmaceutical Co.     259,000                      11,765,379
Ltd.

Yokogawa Electric Corp.           906,000                      6,351,789

Yoshitomi Pharmaceutical          461,000                      6,286,867
Industries Ltd.

                                                               1,089,279,633

KOREA (SOUTH) - 0.2%

Samsung Electronics Co. Ltd.      53,000                       8,837,019

LUXEMBOURG - 0.0%

Stolt Comex Seaway SA (a)         184,300                      1,969,706

MEXICO - 0.5%

Banacci SA de CV Class O (a)      2,258,000                    5,667,045

Cifra SA de CV Series V (a)       3,529,000                    5,549,378

Empresas ICA Sociedad             16,600                       42,538
Controladora SA de CV
sponsored ADR

Grupo Financiero Bancomer SA      20,228,000                   5,329,533
de CV Series A

Telefonos de Mexico SA            87,000                       7,438,500
sponsored ADR representing
Class L shares

                                                               24,026,994

NETHERLANDS - 6.0%

ABN AMRO Holding NV               601,800                      14,594,944

Aegon NV                          172,700                      15,986,403

Ahrend (KON) NV                   168,996                      2,326,474

Akzo Nobel NV                     459,200                      19,831,749

Beter Bed Holding NV              34,000                       975,572

DSM NV                            26,100                       991,184

Fortis Amev NV                    748,600                      25,846,820

Getronics NV                      19,500                       975,044

Heineken NV                       176,200                      9,013,000

IHC Caland NV                     57,600                       2,506,442

ING Groep NV                      693,382                      41,019,641

Koninklijke Ahold NV              416,049                      12,815,591

Koninklijke KPN NV                368,800                      18,981,609

Koninklijke Philips               257,964                      26,532,307
Electronics NV

NBM-Amstelland NV                 184,800                      2,378,335

Numico NV                         90,154                       3,685,259

Nutreco Holding NV                171,022                      5,863,361

Samas Groep NV                    142,200                      1,935,087

TNT Post Group NV                 145,700                      3,719,514

Unilever NV                       321,475                      21,364,811

Vedior NV                         472,014                      7,966,841

Vendex KBB NV                     652,900                      19,112,652

Vnu NV                            153,700                      5,212,741

Volker Wessels Stevin NV          111,100                      1,898,630

Wolters Kluwer NV                 145,800                      4,886,366

                                                               270,420,377

NEW ZEALAND - 0.1%

Lion Nathan Ltd.                  919,700                      1,984,460



                                 SHARES                       VALUE (NOTE 1)

NORWAY - 0.7%

Bergesen d.y. AS:

(B shares)                        410,500                     $ 6,347,871

Class A                           831,400                      13,440,953

Den Norske Bank ASA Class A       1,568,400                    6,093,404
Free shares

Frontline Ltd. (a)                183,700                      795,863

Norsk Hydro AS                    120,400                      4,816,154

                                                               31,494,245

PORTUGAL - 0.1%

Electricidade de Portugal SA      271,800                      4,237,749

SINGAPORE - 0.2%

Chartered Semiconductor           81,300                       2,698,144
Manufacturing Ltd. ADR

Overseas Union Bank Ltd.          837,771                      3,630,425

United Overseas Bank Ltd.         578,000                      4,383,268
(For. Reg.)

                                                               10,711,837

SOUTH AFRICA - 0.1%

Anglogold Ltd.                    32,800                       1,852,022

Gold Fields Ltd.                  498,900                      2,386,732

                                                               4,238,754

SPAIN - 2.3%

Argentaria Caja Postal y          226,300                      5,037,074
Banco Hipotecario de Espana
SA

Banco Bilbao Vizcaya SA (Reg.)    459,700                      6,197,502

Banco Santander Central           2,097,416                    21,838,008
Hispano SA

Endesa SA                         488,200                      9,800,491

Iberdrola SA                      702,273                      10,267,873

Tabacalera SA Series A            184,500                      3,045,945

Telefonica SA (a)                 2,792,700                    46,075,741

Union Electrica Fenosa SA         127,400                      1,869,424

                                                               104,132,058

SWEDEN - 1.9%

ABB Ltd. (Sweden) (a)             68,178                       6,809,693

Atlas Copco AB Series B           74,800                       1,952,157

Electrolux AB                     428,700                      8,574,261

Ericsson (L.M.) Telefon AB        862,900                      36,888,975
Class B

N&T Argonaut AB (B shares) (a)    1,369,300                    943,510

Nordbanken Holding AB             962,400                      5,633,733

Sandvik AB Series B               73,200                       1,901,473

Skandinaviska Enskilda Banken     339,600                      3,499,643
Class A

Svenska Handelsbanken AB (A       450,800                      6,267,411
shares)

Swedish Match Co.                 2,160,300                    7,930,124

Volvo AB Class B                  187,000                      4,846,184

                                                               85,247,164

SWITZERLAND - 5.1%

ABB Ltd. (Reg) (Switzerland)      104,518                      10,548,697
(a)

Ares Serono SA Class B            4,000                        6,233,151
(Bearer)

Credit Suisse Group (Reg.)        145,000                      27,934,118

COMMON STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

SWITZERLAND - CONTINUED

Holderbank Financiere Glarus      3,472                       $ 4,284,926
AG (Bearer)

Julius Baer Holding AG            2,712                        8,175,764

Nestle SA (Reg.)                  23,100                       44,653,823

Novartis AG (Reg.)                28,289                       42,408,390

Roche Holding AG                  3,059                        36,806,956
participation certificates

Swatch Group AG (The) (Reg.)      33,400                       5,490,170

Swiss Reinsurance Co. (Reg.)      4,843                        10,062,384

Swisscom AG                       21,200                       6,474,719

UBS AG                            93,511                       27,268,149

                                                               230,341,247

TAIWAN - 0.8%

Hon Hai Precision Industries      1,758,000                    12,026,671
Co. Ltd.

Ritek Corp.                       1,532,000                    10,045,902

Taiwan Semiconductor              3,070,400                    13,648,373
Manufacturing Co. Ltd.

                                                               35,720,946

UNITED KINGDOM - 17.6%

Abbey National PLC                595,500                      11,652,958

Alliance & Leicester PLC          256,900                      3,751,324

Allied Domecq PLC                 595,500                      3,349,001

Allied Zurich PLC                 2,318,050                    28,016,740

Amvescap PLC                      852,700                      7,627,859

Ashtead Group PLC                 1,852,900                    5,286,387

AstraZeneca Group PLC (Reg.)      321,400                      14,704,051

Bass PLC                          44,067                       484,420

BG PLC                            801,500                      4,451,500

Booker PLC                        2,379,067                    4,890,172

Boots Co. PLC                     425,900                      4,377,187

BP Amoco PLC                      6,180,464                    59,486,979

British Aerospace PLC             1,954,603                    11,426,300

British American Tobacco PLC      975,150                      6,462,253

British Telecommunications PLC    2,715,800                    48,884,392

British Vita PLC Ord.             453,800                      1,828,260

BTP PLC                           266,600                      1,534,390

Cadbury Schweppes PLC             1,234,800                    8,096,639

Caradon PLC                       8,989,650                    20,970,569

Centrica PLC                      1,450,100                    4,214,682

CGU PLC                           754,500                      10,998,804

Cookson Group PLC                 1,379,062                    4,286,009

Courtaulds Textiles PLC           987,400                      1,964,653

Diageo PLC                        1,395,400                    14,111,764

General Electric Co. PLC          1,007,500                    10,959,289

Glaxo Wellcome PLC                1,750,600                    52,408,592

Granada Group PLC                 266,700                      2,109,481

Hanson PLC                        1,139,200                    8,814,553

Hays PLC                          288,100                      3,299,680



                                 SHARES                       VALUE (NOTE 1)

HSBC Holdings PLC:

(Reg.)                            566,000                     $ 6,968,872

(Hong Kong) (Reg.)                274,869                      3,384,325

Imperial Chemical Industries      204,400                      2,053,581
PLC

Invensys PLC                      817,400                      4,018,956

Johnson Matthey PLC               134,600                      1,247,230

Kingfisher PLC                    1,341,543                    14,659,091

Lloyds TSB Group PLC              2,779,100                    38,456,146

Marks & Spencer PLC               170,500                      785,037

Morgan Crucible Co. PLC           556,000                      2,221,716

National Grid Group PLC           1,011,460                    7,559,448

National Westminster Bank PLC     269,100                      6,080,060

Orange PLC (a)                    298,800                      7,453,730

Pearson PLC                       489,200                      10,996,701

Peninsular & Oriental Steam       228,300                      3,236,090
Navigation Co.

Prudential Corp. PLC              846,300                      13,283,354

Rentokil Initial PLC              5,986,889                    19,960,414

Reuters Group PLC                 1,091,400                    10,149,018

Rio Tinto PLC (Reg.)              368,400                      6,306,346

Royal & Sun Alliance              770,920                      5,248,282
Insurance  Group PLC

Royal Bank of Scotland Group      562,900                      12,977,371
PLC

Safeway PLC                       1,211,700                    3,805,712

Scottish & Newcastle PLC          599,200                      5,586,790

Scottish & Southern Energy PLC    646,100                      6,135,631

Shell Transport & Trading Co.     7,622,500                    58,280,378
PLC (Reg.)

SmithKline Beecham PLC            4,293,744                    54,959,894

Standard Chartered PLC            1,022,619                    14,352,411

Tomkins PLC                       709,500                      2,406,322

Unigate PLC                       390,500                      1,810,830

Unilever PLC                      2,756,963                    25,631,150

Vodafone AirTouch PLC             15,400,640                   73,826,893

WPP Group PLC                     580,300                      6,302,790

                                                               790,593,457

UNITED STATES OF AMERICA - 0.6%

ASA Ltd.                          52,700                       1,057,294

Baker Hughes, Inc.                129,400                      3,615,113

Halliburton Co.                   120,700                      4,548,881

McDermott International, Inc.     37,800                       685,125

Newmont Mining Corp.              335,600                      7,362,225

Noble Drilling Corp. (a)          79,400                       1,761,688

OMI Corp. (a)                     854,000                      1,601,250

Overseas Shipholding Group,       156,000                      2,008,500
Inc.

Smith International, Inc. (a)     24,400                       843,325

Weatherford International,        72,000                       2,439,000
Inc. (a)

                                                               25,922,401

TOTAL COMMON STOCKS                            3,956,506,945
(Cost $2,847,046,218)

PREFERRED STOCKS - 0.9%

                                 SHARES                       VALUE (NOTE 1)

CONVERTIBLE PREFERRED STOCKS
- 0.2%

AUSTRALIA - 0.2%

WBK STRYPES Trust  (Westpac       315,800                     $ 9,474,000
Banking Corp.) $3.135

NONCONVERTIBLE PREFERRED
STOCKS - 0.7%

GERMANY - 0.4%

SAP AG (Systeme Anwendungen       28,600                       12,671,459
Produkte)

Wella AG                          219,700                      6,141,681

                                                               18,813,140

ITALY - 0.3%

Telecom Italia Spa Risp           2,402,500                    11,873,651

TOTAL NONCONVERTIBLE                                           30,686,791
PREFERRED STOCKS

TOTAL PREFERRED STOCKS                         40,160,791
(Cost $29,456,348)

INVESTMENT COMPANIES - 0.4%



EMERGING MARKETS - 0.2%

Asia Tigers Fund, Inc.            258,200                      2,226,975

Templeton Dragon Fund, Inc.       840,400                      7,090,875

                                                               9,317,850

GERMANY - 0.1%

New Germany Fund, Inc. (The)      254,200                      3,066,288

MULTI-NATIONAL - 0.1%

European Warrant Fund, Inc.       215,200                      3,322,150

TOTAL INVESTMENT COMPANIES                     15,706,288
(Cost $18,242,074)


CONVERTIBLE BONDS - 0.6%

MOODY'S RATINGS (UNAUDITED) (E)               PRINCIPAL AMOUNT (D)

FRANCE - 0.2%

Groupe Danone  3% 1/1/02          A1     EUR   18,000                             4,633,121

Suez Lyonnaise des Eaux 4%        A      EUR   25,000                             4,058,728
1/1/06

                                                                                  8,691,849

NETHERLANDS - 0.1%

Koninklijke Ahold NV  3%          Baa1   NLG   8,640,000                          4,672,729
9/30/03



MOODY'S RATINGS (UNAUDITED) (E)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

UNITED STATES OF AMERICA - 0.3%

Nestle Holdings, Inc.  3%         AAA         $ 9,860,000                        $ 12,078,500
6/17/02

Roche Holdings, Inc. liquid       -            5,780,000                          3,496,900
yield option note 0% 4/20/10
(c)

                                                                                  15,575,400

TOTAL CONVERTIBLE BONDS                                              28,939,978
(Cost $32,955,001)

GOVERNMENT OBLIGATIONS (G) -
1.4%



FRANCE - 0.3%

French Government OAT 5.5%        Aaa    EUR   13,400,000                         14,653,025
4/25/04

GERMANY - 0.3%

German Federal Republic 3.75%     Aaa    EUR   14,200,000                         14,600,597
8/26/03

UNITED KINGDOM - 0.3%

United Kingdom, Great Britain     Aaa    GBP   8,600,000                          14,549,125
& Northern Ireland 6.75%
11/26/04

UNITED STATES OF AMERICA - 0.5%

U.S. Treasury Bills, yield at     -            11,000,000                         10,916,351
date of purchase 4.71%
12/30/99 (f)

U.S. Treasury Bond stripped       Aaa          47,775,000                         8,484,362
principal 0% 11/15/27

                                                                                  19,400,713

TOTAL GOVERNMENT OBLIGATIONS                                         63,203,460
(Cost $63,430,680)


CASH EQUIVALENTS - 9.4%

                               SHARES

Central Cash Collateral Fund,   32,598,689                     32,598,689
5.26% (b)

Taxable Central Cash Fund,      389,395,366                    389,395,366
5.21% (b)

TOTAL CASH EQUIVALENTS                        421,994,055
(Cost $421,994,055)

TOTAL INVESTMENT PORTFOLIO -                                   4,526,511,517
101.0%
(Cost $3,413,124,376)

NET OTHER ASSETS - (1.0)%                                      (44,467,382)

NET ASSETS - 100%                            $ 4,482,044,135


FUTURES CONTRACTS

                          EXPIRATION DATE      UNDERLYING FACE AMOUNT AT VALUE      UNREALIZED GAIN/LOSS

PURCHASED

157 Nikkei 225 Index      Dec. 1999            $ 14,137,850                         $ 309,133
Contracts (Japan)

90 Topix Index Contracts  Dec. 1999             12,860,751                           671,165
(Japan)

                                               $ 26,998,601                         $ 980,298


THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF NET ASSETS -
0.6%
SECURITY TYPE ABBREVIATIONS

STRYPES                      -   Structured Yield Product
                                 Exchangeable for Common Stock

CURRENCY ABBREVIATIONS

EUR                          -   European Monetary Unit

GBP                          -   British pound

NLG                          -   Dutch guilder

LEGEND
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $16,767,194 or 0.4% of net assets.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $9,427,758.
(g) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment advisor, based prinicpally on S&P and Moody's ratings of the sovereign credit of the issuing government.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $3,084,723,183 and $3,143,607,290, respectively, of which U.S. government and government agency obligations aggregated $8,025,767 and $0, respectively.
The market value of futures contracts opened and closed during the period amounted to $463,626,369 and $657,369,890, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $5,276 for the period.
The fund participated in the security lending program. At period end, the value of securities loaned amounted to $30,729,255. The fund received cash collateral of $32,598,689 which was invested in the Central Cash Collateral Fund.
INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $3,426,808,884. Net unrealized appreciation aggregated $1,099,702,633, of which $1,230,719,249 related to appreciated investment securities and $131,016,616 related to depreciated investment securities.
The fund hereby designates approximately $143,107,000 as a capital gain dividend for the purpose of the dividend paid deduction.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Net Assets
AEROSPACE & DEFENSE           0.3%

BASIC INDUSTRIES              4.5

CASH EQUIVALENTS              9.4

CONSTRUCTION & REAL ESTATE    2.2

DURABLES                      3.1

ENERGY                        6.8

FINANCE                       20.6

GOVERNMENT OBLIGATIONS        1.4

HEALTH                        7.9

HOLDING COMPANIES             0.2

INDUSTRIAL MACHINERY &        4.9
EQUIPMENT

Investment Companies          0.4

MEDIA & LEISURE               2.1

NONDURABLES                   5.1

PRECIOUS METALS               0.4

RETAIL & WHOLESALE            3.6

SERVICES                      2.1

TECHNOLOGY                    8.7

TRANSPORTATION                1.0

UTILITIES                     16.3

OVERSEAS
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1999

ASSETS

Investment in securities, at                 $ 4,526,511,517
value  (cost $3,413,124,376)
-  See accompanying schedule

Cash                                          74,397

Foreign currency held at                      16,260,100
value  (cost $16,123,771)

Receivable for investments                    25,030,337
sold

Receivable for fund shares                    16,780,590
sold

Dividends receivable                          9,811,265

Interest receivable                           2,663,024

Receivable for daily                          612,304
variation on futures
contracts

Other receivables                             125,078

 TOTAL ASSETS                                 4,597,868,612

LIABILITIES

Payable for investments        $ 47,291,480
purchased

Payable for fund shares         31,232,250
redeemed

Accrued management fee          3,245,409

Other payables and  accrued     1,456,649
expenses

Collateral on securities        32,598,689
loaned,  at value

 TOTAL LIABILITIES                            115,824,477

NET ASSETS                                   $ 4,482,044,135

Net Assets consist of:

Paid in capital                              $ 2,939,066,439

Undistributed net investment                  45,498,123
income

Accumulated undistributed net                 382,957,485
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   1,114,522,088
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 104,613,848                  $ 4,482,044,135
shares outstanding

NET ASSET VALUE, offering                     $42.84
price  and redemption price
per share ($4,482,044,135
(divided by) 104,613,848
shares)

STATEMENT OF OPERATIONS
 YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME                              $ 75,443,850
Dividends

Interest                                        15,671,889

Security lending                                27,938

                                                91,143,677

Less foreign taxes withheld                     (8,619,843)

 TOTAL INCOME                                   82,523,834

EXPENSES

Management fee Basic fee         $ 29,034,894

 Performance adjustment           7,248,162

Transfer agent fees               10,812,235

Accounting and security           1,274,894
lending fees

Non-interested  trustees'         15,535
compensation

Custodian fees and expenses       1,633,137

Registration fees                 230,186

Audit                             80,248

Legal                             8,460

Miscellaneous                     16,571

 Total expenses before            50,354,322
reductions

 Expense reductions               (1,672,307)   48,682,015

NET INVESTMENT INCOME                           33,841,819

REALIZED AND UNREALIZED  GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            410,211,905

 Foreign currency transactions    95,193

 Futures contracts                24,336,040    434,643,138

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            553,008,511

 Assets and liabilities in        (385,905)
foreign currencies

 Futures contracts                (1,531,372)   551,091,234

NET GAIN (LOSS)                                 985,734,372

NET INCREASE (DECREASE) IN                     $ 1,019,576,191
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION                              $ 1,435,973
Expense reductions
 Directed brokerage
arrangements

 Transfer agent credits                         236,334

                                               $ 1,672,307

STATEMENT OF CHANGES IN NET ASSETS

                                 YEAR ENDED OCTOBER 31, 1999  YEAR ENDED OCTOBER 31, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 33,841,819                 $ 31,812,695
income

 Net realized gain (loss)         434,643,138                  85,208,677

 Change in net unrealized         551,091,234                  69,551,645
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       1,019,576,191                186,573,017
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (20,938,368)                 (36,842,102)
From net investment income

 From net realized gain           (53,392,648)                 (145,109,412)

 TOTAL DISTRIBUTIONS              (74,331,016)                 (181,951,514)

Share transactions Net            4,000,168,797                3,450,931,991
proceeds from sales of shares

 Reinvestment of distributions    71,180,520                   176,077,752

 Cost of shares redeemed          (4,137,892,605)              (3,805,741,237)

 NET INCREASE (DECREASE) IN       (66,543,288)                 (178,731,494)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       878,701,887                  (174,109,991)
IN NET ASSETS

NET ASSETS

 Beginning of period              3,603,342,248                3,777,452,239

 End of period (including        $ 4,482,044,135              $ 3,603,342,248
undistributed net investment
income of $45,498,123 and
$17,037,956, respectively)

OTHER INFORMATION
Shares

 Sold                             105,210,288                  98,986,406

 Issued in reinvestment of        2,054,834                    5,371,501
distributions

 Redeemed                         (108,778,783)                (108,950,453)

 Net increase (decrease)          (1,513,661)                  (4,592,546)


FINANCIAL HIGHLIGHTS

YEARS ENDED OCTOBER 31,          1999         1998         1997         1996         1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 33.95      $ 34.12      $ 31.08      $ 28.57      $ 29.17
period

Income from Investment
Operations

Net investment income             .32 B        .29 B        .43 B        .48 C        .31

Net realized and unrealized       9.28         1.22         4.61         2.72         (.44)
gain (loss)

Total from investment             9.60         1.51         5.04         3.20         (.13)
operations

Less Distributions

 From net investment income       (.20)        (.34)        (.37)        (.34)        (.02)

From net realized gain            (.51)        (1.34)       (1.63)       (.35)        (.45)

Total distributions               (.71)        (1.68)       (2.00)       (.69)        (.47)

Net asset value, end of period   $ 42.84      $ 33.95      $ 34.12      $ 31.08      $ 28.57

TOTAL RETURN A                    28.77%       4.60%        17.03%       11.41%       (.34)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 4,482,044  $ 3,603,342  $ 3,777,452  $ 3,114,625  $ 2,276,306
(000 omitted)

Ratio of expenses to average      1.27%        1.26%        1.23%        1.14%        1.05%
net assets

Ratio of expenses to average      1.23% D      1.24% D      1.20% D      1.12% D      1.05%
net assets after expense
reductions

Ratio of net investment           .85%         .82%         1.28%        1.74%        1.78%
income to average net assets

Portfolio turnover rate           85%          69%          68%          82%          49%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.
B NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.
C INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.08 PER
SHARE.
D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.


WORLDWIDE
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1994     PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY WORLDWIDE                 25.18%       67.70%        150.12%

MSCI World                         24.91%       114.06%       184.02%

Global Funds Average               28.07%       96.23%        n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case one year, five years or since the fund started on May 30, 1990. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International World
Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets throughout the world. As of October 31, 1999, the index included over 1300 equity securities of companies domiciled in 22 countries. To measure how the fund's performance stacked up against its peers, you can compare it to the global funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 238 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1994   PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY WORLDWIDE               25.18%       10.89%        10.21%

MSCI World                       24.91%       16.44%        11.71%

Global Funds Average             28.07%       14.06%        n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Worldwide                   MS World Index (Net)
             00318                       MS004
  1990/05/30      10000.00                    10000.00
  1990/05/31      10030.00                     9976.64
  1990/06/30      10290.00                     9902.62
  1990/07/31      10570.00                     9989.88
  1990/08/31       9380.00                     9051.77
  1990/09/30       8450.00                     8094.23
  1990/10/31       8950.00                     8846.73
  1990/11/30       8950.00                     8698.31
  1990/12/31       8898.23                     8877.31
  1991/01/31       9150.44                     9198.82
  1991/02/28       9654.88                    10047.22
  1991/03/31       9321.95                     9748.02
  1991/04/30       9412.75                     9821.21
  1991/05/31       9483.37                    10040.73
  1991/06/30       8807.43                     9417.84
  1991/07/31       9352.22                     9859.59
  1991/08/31       9493.46                     9825.22
  1991/09/30       9654.88                    10079.83
  1991/10/31       9695.23                    10240.21
  1991/11/30       9180.71                     9790.88
  1991/12/31       9599.06                    10500.46
  1992/01/31       9701.07                    10302.97
  1992/02/29       9996.89                    10122.11
  1992/03/31       9762.27                     9642.19
  1992/04/30      10190.71                     9773.45
  1992/05/31      10619.15                    10159.10
  1992/06/30      10251.92                     9815.63
  1992/07/31      10149.91                     9837.48
  1992/08/31      10007.10                    10073.46
  1992/09/30      10007.10                     9977.88
  1992/10/31       9823.48                     9704.42
  1992/11/30       9976.49                     9874.98
  1992/12/31      10194.86                     9951.68
  1993/01/31      10530.15                     9981.98
  1993/02/28      10781.62                    10215.46
  1993/03/31      11399.81                    10804.71
  1993/04/30      11682.71                    11302.49
  1993/05/31      12049.43                    11559.98
  1993/06/30      11923.70                    11460.02
  1993/07/31      12185.64                    11693.15
  1993/08/31      12950.52                    12226.26
  1993/09/30      12814.31                    11997.44
  1993/10/31      13369.63                    12325.16
  1993/11/30      13128.64                    11625.06
  1993/12/31      13920.64                    12191.05
  1994/01/31      14914.21                    12992.28
  1994/02/28      14689.86                    12821.27
  1994/03/31      14134.32                    12265.65
  1994/04/30      14625.76                    12641.94
  1994/05/31      14604.39                    12671.61
  1994/06/30      14305.25                    12633.52
  1994/07/31      14743.28                    12870.80
  1994/08/31      14989.00                    13255.48
  1994/09/30      14700.54                    12904.26
  1994/10/31      14914.21                    13268.36
  1994/11/30      14401.40                    12689.97
  1994/12/31      14332.82                    12809.88
  1995/01/31      14253.69                    12614.52
  1995/02/28      14423.25                    12795.36
  1995/03/31      14502.37                    13408.98
  1995/04/30      14864.08                    13873.19
  1995/05/31      15011.03                    13988.72
  1995/06/30      15214.49                    13981.28
  1995/07/31      15836.18                    14677.67
  1995/08/31      15440.56                    14347.51
  1995/09/30      15587.50                    14762.30
  1995/10/31      15056.24                    14526.70
  1995/11/30      15101.46                    15027.93
  1995/12/31      15363.09                    15464.12
  1996/01/31      15786.03                    15740.67
  1996/02/29      15991.79                    15833.30
  1996/03/31      16266.13                    16093.49
  1996/04/30      16746.23                    16468.62
  1996/05/31      17043.43                    16479.56
  1996/06/30      17032.00                    16559.58
  1996/07/31      16414.73                    15971.03
  1996/08/31      16849.10                    16151.29
  1996/09/30      17169.17                    16780.32
  1996/10/31      17352.06                    16894.13
  1996/11/30      18152.22                    17837.53
  1996/12/31      18239.31                    17548.51
  1997/01/31      18464.49                    17756.70
  1997/02/28      18974.10                    17957.61
  1997/03/31      18725.22                    17599.05
  1997/04/30      18689.67                    18170.96
  1997/05/31      19791.85                    19289.22
  1997/06/30      20834.77                    20247.97
  1997/07/31      21699.92                    21177.22
  1997/08/31      20538.49                    19757.23
  1997/09/30      22150.28                    20827.25
  1997/10/31      20467.38                    19727.72
  1997/11/30      20064.43                    20073.46
  1997/12/31      20441.89                    20314.75
  1998/01/31      20762.29                    20877.50
  1998/02/28      22223.34                    22286.37
  1998/03/31      23633.13                    23224.02
  1998/04/30      24504.63                    23447.48
  1998/05/31      24402.10                    23150.13
  1998/06/30      23799.74                    23696.03
  1998/07/31      23389.62                    23654.49
  1998/08/31      19109.00                    20496.55
  1998/09/30      18750.15                    20855.53
  1998/10/31      19980.50                    22737.29
  1998/11/30      20992.99                    24085.90
  1998/12/31      21910.20                    25258.95
  1999/01/31      22360.86                    25808.38
  1999/02/28      21512.56                    25118.17
  1999/03/31      22162.04                    26160.33
  1999/04/30      23116.39                    27187.93
  1999/05/31      22572.94                    26190.79
  1999/06/30      23739.36                    27408.70
  1999/07/31      23924.93                    27322.78
  1999/08/31      23977.95                    27270.49
  1999/09/30      23805.64                    27002.36
  1999/10/29      25011.83                    28402.23
IMATRL PRASUN   SHR__CHT 19991031 19991123 151939 R00000000000117
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Worldwide Fund on May 30, 1990, when the fund started. As the chart shows, by October 31, 1999, the value of the investment would have grown to $25,012 - a 150.12% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International World Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $28,402 - a 184.02% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
WORLDWIDE
FUND TALK: THE MANAGERS' OVERVIEW


An interview with Penny Dobkin (right), Lead Portfolio Manager of Fidelity Worldwide Fund, and Doug Chase, who began managing U.S. equities for the fund on September 1, 1999.
Q. HOW DID THE FUND PERFORM, PENNY?
A. The fund kept pace with its benchmark in a strong market environment. For the 12 months that ended October 31, 1999, the fund returned 25.18%. By comparison, the Morgan Stanley Capital International World Index returned 24.91%, while the global funds average monitored by Lipper Inc. returned 28.07%.
Q. WHAT ENABLED THE FUND TO SLIGHTLY OUTPERFORM THE INDEX?
A. One positive influence was an overweighting in Japanese equities, which were extremely strong during the period, especially the past six months. The fund's stock selection, particularly in Japan and the United Kingdom, also helped.
Q. WHAT CAUSED JAPANESE STOCKS TO CATCH FIRE?
A. The investment environment in Japan improved dramatically during the past year for several reasons. First, there was evidence of growth in the economy, as the Japanese gross domestic product - a measure of all goods and services produced domestically - actually rose modestly for two consecutive quarters instead of falling, as had been the case for quite a while. A second positive influence was the government bailout of the banking industry, which resulted in recapitalized banks that were capable of supporting an expanding economy once again. In addition, across all sectors of the economy, the restructuring efforts undertaken by many Japanese companies were beginning to be taken more seriously by an increasing number of investors. Japanese managements were not simply saying the right things about cost cutting, concentrating on core businesses and so on. They were actually "walking the talk" with concrete initiatives. Finally, the Japanese telecommunications sector was particularly strong, buoyed by consumers' warm reception of a number of cellular telecommunications products and services, including an exciting cellular phone with Internet capabilities.
Q. ON THE OTHER HAND, THE FUND TRAILED THE LIPPER AVERAGE . . .
A. During the first half of the period, the fund had a higher concentration of defensive stocks - that is, stocks of companies perceived to be capable of generating consistent earnings and share price growth in a variety of economic environments - than its peers. Defensive stocks tend to underperform when prospects for economic growth are improving, as they were following 1998's credit crunch. Another negative was the fund's stock selection in Italy, where government intervention hurt two of the fund's holdings.
Q. HOW WAS THE FUND POSITIONED WITH RESPECT TO EUROPEAN STOCKS?
A. I modestly underweighted European stocks. Growth in the region slowed, and I didn't expect it to pick up until some of the key players in Europe made a concerted effort to lower interest rates. Furthermore, the euro continued to depreciate against the dollar during the period, which resulted in substantially lower returns from European stocks in U.S. dollar terms than the returns measured in local currencies. One sector where I increased holdings in Europe, however, was insurance, which offered some compelling values, in my view.
Q. WHAT ABOUT THE REST OF ASIA AND LATIN AMERICA?
A. On balance, the fund's weightings were roughly commensurate with those of the index with respect to the rest of Asia. Stock markets in Hong Kong, Singapore, South Korea and Taiwan all enjoyed strong advances. However, in view of the favorable environment for Japanese equities and Fidelity's strong research presence there, I concentrated my efforts in Asia on Japan. I continued to avoid investments in Latin America, which I felt offered insufficient potential rewards to compensate for the risks involved.
Q. TURNING TO YOU, DOUG, WHAT DEVELOPMENTS IN THE FUND'S U.S. SUBPORTFOLIO MERIT MENTION?
D.C. Since I am able to devote all of my efforts to managing the fund's U.S. holdings, I felt comfortable increasing them from about 90 when I began to roughly 250 at the end of the period. I believe that owning a greater number of issues allows me to more effectively leverage Fidelity's stock-picking strengths. I tried to balance aggressive growth positions with value plays. I don't try to predict what the economy is going to do, so the subportfolio will generally be structured using a "bottom-up" approach. That is, I tend not to stray far from my benchmark in terms of sector weightings, and investment decisions are made mostly on the basis of a company's basic business prospects and stock valuation.
Q. PENNY, WHAT STOCKS DID WELL FOR THE FUND?
A. DDI is the largest provider of cellular phone service in Japan and perhaps the most reasonably valued major provider in the world. The company benefited from ongoing consolidation in the industry as well as an extremely strong market for cellular products and services in Japan. Another cellular play, Orange PLC, occupies a similar position in the U.K. cellular communications market. Orange benefited from strong demand, increasing market share and a management initiative to acquire the company from shareholders. In the case of Oracle, a provider of enterprise software, I purchased the stock near its fall 1998 lows, and it participated nicely in the rebound in U.S. stocks that followed.
Q. WHAT STOCKS DETRACTED FROM PERFORMANCE?
A. U.S.-based Philip Morris hurt performance, as the company encountered further difficulties due to smoking-related lawsuits. Although the rulings against the company did not detract from earnings
- and could possibly be overturned - investors were cautious about the stock's prospects. Raisio Group also hurt performance. The Finnish biotechnology stock, which I sold near the end of 1998, suffered from an unfavorable U.S. Food and Drug Administration ruling on one of its products as well as competitive pressures. Finally, Telecom Italia and Olivetti, two of the fund's Italian holdings, put a dent in performance when the Italian government threw its support behind a merger of the two companies at a price that was disadvantageous to shareholders. I was skeptical that the merger would go through on those terms and held on to both stocks, which hurt the funds returns.
Q. WHAT'S YOUR OUTLOOK, PENNY?
A. Not knowing how strong the various world economies that affect the fund are going to be in the year ahead makes sector allocation difficult right now. If those economies see modest growth, it would be good to emphasize defensive stocks. On the other hand, stronger economic growth would dictate owning more cyclical stocks - those that are most sensitive to economic changes. Until we get a clearer picture of where economic growth is headed, our plan is to take a cautious approach and maintain sector weightings close to our benchmarks. At the end of the period, the fund was essentially fully invested, which reflects our overall optimism for worldwide equity markets right now. THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

PENNY DOBKIN ON FACTORS LIKELY TO AFFECT
WORLDWIDE ECONOMIC GROWTH OVER THE SHORT
TERM:
"The two most important factors that will affect our decision-making over the next six to 12 months are Y2K and interest rates. In our view, Y2K is important, not because we're anticipating technological glitches, but because many companies are stockpiling extra inventory in the fourth quarter of 1999 as a precaution against disruptions in their supply lines. If business continues pretty much as usual, therefore, those companies will be left holding extra inventory. That means that orders for new products may suffer temporarily while the existing inventory is being depleted. In most cases, however, the overstocking amounts to only a few weeks' worth, so any inventory-related slowdown should be strictly short term in nature.
"The other important variable is interest rates. The question is, will the interest-rate increases that have occurred in the U.S. and abroad have a dampening effect on economic growth? The ideal scenario, of course, would be a `soft landing'-a modest slowdown that allows the economy to maintain a reasonable growth rate while reassuring the Federal Reserve Board and other monetary authorities that inflation will remain under control. If, on the other hand, economic growth continues at its recent vigorous pace, we will likely see more increases in interest rates, which would not be conducive to strong share price appreciation. Another possibility would be a more pronounced slowdown than anticipated, which would not be favorable for stocks either.
At the moment, though, a recession seems a remote possibility.
"Although we do not know which of these scenarios will come to pass, we are generally optimistic about the prospects for stocks in the year 2000 and are comfortable for now with sector weightings that closely parallel those of our benchmarks. Given the high volatility that currently characterizes world equity markets, patience is a virtue, and it often pays to simply wait for an appropriate catalyst to take a previously ignored sector higher. Pharmaceuticals were a good example of this recently. Shunned by many investors for the first eight months of 1999, they suddenly took off in September and October on several announced merger proposals. The fund, although neutral on pharmaceutical stocks with respect to its benchmark, owned more than most of its peers and was able to capitalize on that opportunity."

FUND FACTS
GOAL: long-term growth of capital by investing mainly in common stocks from around the world
FUND NUMBER: 318
TRADING SYMBOL: FWWFX
START DATE: May 30, 1990
SIZE: as of October 31, 1999, more than
$980 million
MANAGERS: Penelope Dobkin, since inception;
manager, Fidelity Europe Fund, 1986-1990;
Fidelity United Kingdom Fund, 1987-1989;
Fidelity Select Financial Services Portfolio,
1983-1986; joined Fidelity in 1980;
Doug Chase, U.S. equity investments, since
August 1999; manager, several Fidelity
Select Portfolios; joined Fidelity in 1992.
(checkmark)

WORLDWIDE

INVESTMENT CHANGES




AS OF OCTOBER 31, 1999
Canada 1.6%
Row: 1, Col: 1, Value: 1.6
Row: 1, Col: 2, Value: 5.4
Row: 1, Col: 3, Value: 3.3
Row: 1, Col: 4, Value: 15.1
Row: 1, Col: 5, Value: 3.5
Row: 1, Col: 6, Value: 8.699999999999999
Row: 1, Col: 7, Value: 1.6
Row: 1, Col: 8, Value: 2.7
Row: 1, Col: 9, Value: 9.4
Row: 1, Col: 10, Value: 48.7
France 5.4%
Germany 3.3%
Japan 15.1%
United States 48.7%
Netherlands 3.5%
Other 8.7%
Sweden 1.6%
Switzerland 2.7%
United Kingdom 9.4%
GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S NET ASSETS)

AS OF APRIL 30, 1999
Australia 1.8%
France 5.1%
Row: 1, Col: 1, Value: 1.8
Row: 1, Col: 2, Value: 5.1
Row: 1, Col: 3, Value: 2.5
Row: 1, Col: 4, Value: 2.0
Row: 1, Col: 5, Value: 11.1
Row: 1, Col: 6, Value: 3.3
Row: 1, Col: 7, Value: 8.9
Row: 1, Col: 8, Value: 3.6
Row: 1, Col: 9, Value: 11.0
Row: 1, Col: 10, Value: 50.7
Germany 2.5%
Italy 2.0%
Japan 11.1%
United States 50.7%
Netherlands 3.3%
Other 8.9%
Switzerland 3.6%
United Kingdom 11.0%

ASSET ALLOCATION

                                 % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                         MONTHS AGO

Stocks and Investment Companies   95.9                    96.2

Bonds                             0.0                     0.3

Short-term investments  and       4.1                     3.5
net other assets


PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

TOP TEN STOCKS AS OF OCTOBER
31, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Microsoft Corp.  (United        2.8                     1.7
States of America,  Computer
Services & Software)

General Electric Co.  (United   1.7                     1.7
States of America,
Electrical Equipment)

DDI Corp.  (Japan, Telephone    1.3                     1.2
Services)

Total Fina SA Class B           1.2                     0.5
(France, Oil & Gas)

Vodafone AirTouch  PLC          1.0                     0.6
sponsored ADR  (United
Kingdom, Cellular)

Orange PLC  (United Kingdom,    1.0                     0.7
Cellular)

Avon Products, Inc.  (United    0.9                     0.3
States of America,
Household Products)

Cisco Systems, Inc.  (United    0.9                     0.0
States of America,
Communications Equipment)

Citigroup, Inc.  (United        0.9                     1.7
States of America,  Credit &
Other Finance)

Kokusai Denshin Denwa           0.9                     0.0
(Japan, Telephone Services)

                                12.6                    8.4

TOP TEN MARKET SECTORS AS OF
OCTOBER 31, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

FINANCE                         19.1                    21.0

TECHNOLOGY                      14.0                    10.3

UTILITIES                       12.6                    11.7

HEALTH                          9.3                     11.7

NONDURABLES                     6.5                     6.7

INDUSTRIAL MACHINERY &          6.3                     3.9
EQUIPMENT

RETAIL & WHOLESALE              5.4                     4.6

ENERGY                          5.3                     7.7

MEDIA & LEISURE                 4.6                     5.3

BASIC INDUSTRIES                3.7                     1.8


WORLDWIDE

INVESTMENTS OCTOBER 31, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 95.6%

                                 SHARES                      VALUE (NOTE 1)

AUSTRALIA - 1.0%

Australia & New Zealand           400,000                    $ 2,639,823
Banking Group Ltd.

Cable & Wireless Optus Ltd.       892,300                     2,042,781
(a)

HIH Insurance Ltd.                1,033,237                   981,754
(installment receipt)

National Australia Bank Ltd.      141,600                     2,185,219

Telstra Corp. Ltd.                325,000                     1,042,480
(installment receipt) (d)

Westpac Banking Corp.             95,900                      615,346

Woodside Petroleum Ltd.           91,400                      550,801

                                                              10,058,204

BELGIUM - 0.3%

Fortis B                          50,000                      1,693,114

GIB Holdings Ltd.                 27,000                      1,111,095

                                                              2,804,209

CANADA - 1.6%

BCE, Inc.                         128,000                     7,705,918

Canadian National Railway Co.     101,600                     3,082,449

Clarica Life Insurance Co. (c)    85,300                      1,379,452

Imasco Ltd.                       120,000                     3,220,765

                                                              15,388,584

DENMARK - 0.2%

Coloplast AS Class B              4,900                       483,152

Ratin AS Class B                  13,300                      1,386,891

                                                              1,870,043

FINLAND - 1.1%

Metsa-Serla Oyj Class B Free      66,900                      607,632
Shares

Nokia AB sponsored ADR            41,000                      4,738,063

Pohjola Group Insurance Corp.     36,600                      1,969,076
Class B

Sampo Insurance Co. Ltd.          106,800                     3,717,890

                                                              11,032,661

FRANCE - 5.4%

AXA SA de CV                      40,500                      5,729,215

Banque Nationale de Paris         84,478                      7,441,173

Banque Nationale de Paris         3,666                       21,734
warrants 7/1/02 (a)

Christian Dior SA                 4,100                       736,130

Compagnie Financiere de           5,660                       591,103
Paribas  Class A (Reg.)

Euro Disney SCA (a)               1,031,400                   1,425,311

Groupe Danone                     2,300                       588,370

Havas Advertising SA              8,300                       2,333,386

Rhodia SA                         89,800                      1,738,296

Sanofi-Synthelabo SA (a)          44,280                      1,959,525

Schneider SA (a)                  30,900                      2,135,065

Societe Generale, France          30,200                      6,594,602
Class A

Television Francaise 1 SA         18,200                      5,721,356

Total Fina SA Class B             90,038                      12,008,819

Transiciel SA                     13,200                      764,465



                                 SHARES                      VALUE (NOTE 1)

Usinor Sacilor                    32,600                     $ 454,288

Vivendi SA (a)                    29,900                      2,272,566

                                                              52,515,404

GERMANY - 3.0%

Bilfinger & Berger Bau AG         38,800                      787,905

Celanese AG (a)                   8,100                       128,170

DaimlerChrysler AG (Reg.)         35,000                      2,721,250

EPCOS AG (a)                      23,000                      945,517

FAG Kugelfischer Georg            52,400                      444,978
Schaefer AG

Fresenius Medical Care AG         36,200                      2,577,648

GFK AG (a)                        1,100                       30,634

Hoechst AG                        81,000                      3,587,915

Holzmann (Phillip) AG (a)         2,000                       293,262

Kali Und Salz Beteiligungs AG     106,000                     1,518,507

Mannesmann AG (Reg.)              35,900                      5,676,849

Munich Reinsurance AG (Reg.)      18,600                      4,251,901

Primacom AG                       44,000                      2,181,533

Siemens AG                        27,800                      2,508,858

Veba AG                           28,500                      1,548,029

                                                              29,202,956

HONG KONG - 0.7%

Amoy Properties Ltd.              718,000                     619,284

China Telecom (Hong Kong)         462,000                     1,559,250
Ltd. (a)

Great Eagle Holdings Ltd.         822,000                     1,015,860

Henderson Land Development        257,000                     1,171,190
Co. Ltd.

Hong Kong Electric Holdings       372,000                     1,137,358
Ltd.

Kerry Properties Ltd.             282,500                     280,027

Sun Hung Kai Properties Ltd.      198,000                     1,599,446

                                                              7,382,415

IRELAND - 0.7%

Bank of Ireland, Inc.             287,400                     2,252,614

Independent Newspapers PLC        789,900                     4,195,484
(United Kingdom)

                                                              6,448,098

ISRAEL - 0.1%

Partner Communication Co.         59,000                      929,250
Ltd. ADR

ITALY - 0.8%

Olivetti & Co. Spa                1,000,000                   1,933,632

Telecom Italia Spa                703,500                     6,085,275

                                                              8,018,907

JAPAN - 15.1%

Advan Co. Ltd.                    25,900                      766,118

Alps Electric Co. Ltd.            19,000                      368,595

Amada Co. Ltd.                    205,000                     1,575,030

Bank of Tokyo-Mitsubishi Ltd.     143,000                     2,373,148

Banyu Pharmaceutical Co. Ltd.     183,000                     3,355,073

Canon Sales Co., Inc.             103,000                     1,631,184

Chukyo Coca-Cola Bottling Co.     44,000                      523,563
Ltd.

Citizen Watch Co. Ltd.            132,000                     934,300

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

JAPAN - CONTINUED

Dai-Ichi Kangyo Bank Ltd.         2,000                      $ 27,467

Daiwa Securities Co. Ltd.         129,000                     1,378,891

DDI Corp.                         1,141                       12,492,101

Fancl Corp.                       1,000                       288,115

Fuji Bank Ltd.                    195,000                     2,678,031

Fuji Coca-Cola Bottling Co.       63,000                      1,210,084
Ltd.

Fuji Heavy Industries Ltd.        202,000                     1,718,819

Fujikura Ltd.                     403,000                     2,496,375

Funai Electric Co. Ltd.           1,100                       498,631

Furukawa Electric Co. Ltd.        620,000                     4,525,330

Heiwa Corp.                       24,000                      659,208

Hirose Electric Co. Ltd.          5,500                       960,816

Hokkaido Coca-Cola Bottling       57,000                      772,408
Co. Ltd.

Honda Motor Co. Ltd.              129,000                     5,426,063

Ito-Yokado Co. Ltd.               60,000                      4,805,763

Kaneka Corp.                      163,000                     2,136,807

Kirin Brewery Co. Ltd.            431,000                     4,942,272

Koa Denko Co. Ltd.                148,000                     2,572,677

Kokusai Denshin Denwa             70,900                      8,919,952

Kyocera Corp.                     70,000                      6,722,689

Mikasa Coca Cola Bottling Co.     74,000                      781,753

Minolta Co. Ltd.                  412,000                     1,689,546

Mitsubishi Electric Corp.         570,000                     3,158,608

Mitsubishi Estate Co. Ltd.        86,000                      863,097

Mitsumi Electric Co. Ltd.         109,000                     2,920,624

New Japan Securities Co. Ltd.     397,000                     1,170,507
(a)

Nichicon Corp.                    135,000                     2,930,132

Nihon Unisys Ltd.                 32,000                      1,124,802

Nikko Securities Co. Ltd.         140,000                     1,317,647

Nippon Computer Systems Corp.     150,000                     2,938,776

Nomura Securities Co. Ltd.        80,000                      1,322,257

NTT Mobile Communication          40                          1,064,106
Network, Inc. (c)

Omron Corp.                       320,000                     6,699,640

ORIX Corp.                        29,500                      3,966,387

Ricoh Co. Ltd.                    121,000                     1,976,672

Sanwa Bank Ltd.                   139,000                     2,070,483

Sanyo Shinpan Finance Co.         16,800                      805,109
Ltd.

Senshukai Co. Ltd.                86,000                      1,651,035

Shikoku Coca-Cola Bottling        50,000                      621,849
Co. Ltd.

Shionogi & Co. Ltd.               175,000                     1,611,765

Sony Corp.                        35,500                      5,671,125

Square Co. Ltd.                   10,500                      760,336

Sumitomo Electric Industries      87,000                      1,170,583
Ltd.

Takeda Chemical Industries        100,000                     5,752,701
Ltd.

Tokyo Seimitsu Co. Ltd.           14,000                      1,708,908

Toyota Motor Corp.                73,000                      2,530,900

Tsubaki Nakashima Co. Ltd.        57,000                      821,128

Yamaha Motor Co. Ltd.             182,000                     1,482,219

Yamanouchi Pharmaceutical Co.     170,000                     7,722,449
Ltd.

Yokogawa Electric Corp.           408,000                     2,860,408

                                                              147,925,062



                                 SHARES                      VALUE (NOTE 1)

KOREA (SOUTH) - 0.2%

Samsung Electronics Co. Ltd.      13,300                     $ 2,217,591

LUXEMBOURG - 0.0%

Audiofina                         9,700                       489,115

MEXICO - 0.3%

Cifra SA de CV Series C (a)       877,000                     1,357,169

Empresas ICA Sociedad             2,200                       5,638
Controladora SA de CV
sponsored ADR

Grupo Elektra SA de CV Unit       900,000                     430,200

Grupo Financiero Bancomer SA      4,000,000                   1,053,892
de CV Series A

                                                              2,846,899

NETHERLANDS - 3.5%

ABN AMRO Holding NV               137,000                     3,322,545

Fortis Amev NV                    94,000                      3,245,526

IHC Caland NV                     61,400                      2,671,798

ING Groep NV                      67,900                      4,016,882

Koninklijke KPN NV                37,300                      1,919,778

Koninklijke Philips               34,100                      3,507,279
Electronics NV

Laurus NV                         52,900                      1,180,259

NBM-Amstelland NV                 64,200                      826,240

Numico NV                         33,300                      1,361,217

Samas Groep NV                    280,000                     3,810,299

United Pan-Europe                 21,000                      1,619,377
Communications NV

Vendex KBB NV                     203,800                     5,965,934

Volker Wessels Stevin NV          57,300                      979,221

                                                              34,426,355

NEW ZEALAND - 0.3%

Lion Nathan Ltd.                  730,000                     1,575,139

Telecom Corp. of New Zealand      410,000                     1,652,767
Ltd.

                                                              3,227,906

NORWAY - 0.5%

Bergesen d.y. AS Class A          49,800                      805,099

Christiania Bank Og               325,000                     1,586,632
Kreditkasse

Den Norske Bank ASA Class A       596,900                     2,319,021
Free shares

                                                              4,710,752

PORTUGAL - 0.3%

Banco Pinto & Sotto Mayor SA      150,000                     3,133,053

SINGAPORE - 0.6%

Chartered Semiconductor           5,200                       172,575
Manufacturing Ltd. ADR

Oversea-Chinese Banking Corp.     175,350                     1,319,215
Ltd.

Overseas Union Bank Ltd.          456,800                     1,979,512

United Overseas Bank Ltd.         323,000                     2,449,473
(For. Reg.)

                                                              5,920,775

SPAIN - 1.5%

Aguas de Barcelon SA              45,100                      722,204

Aguas de Barcelon SA rights       45,100                      0
11/16/99 (a)

Banco Santander Central           187,400                     1,951,183
Hispano SA

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

SPAIN - CONTINUED

Cortefiel SA                      90,600                     $ 2,373,101

Endesa SA                         58,200                      1,168,350

Iberdrola SA                      83,100                      1,214,998

Sogecable SA (a)(c)               13,200                      364,270

Telefonica SA (a)                 272,084                     4,489,015

Union Electrica Fenosa SA         150,000                     2,201,049

                                                              14,484,170

SWEDEN - 1.6%

A-Com AB (a)                      27,400                      317,449

ABB Ltd. (Sweden) (a)             23,966                      2,393,750

Atlas Copco AB Series B           15,300                      399,305

Avesta Sheffield AB (a)           142,700                     676,976

Electrolux AB                     65,200                      1,304,040

Ericsson (L.M.) Telefon AB:

Class B                           30,000                      1,282,500

sponsored ADR Class B             155,000                     6,626,250

Investor AB Class B Free          156,400                     2,012,281
shares

Sandvik AB Series B               37,200                      966,322

                                                              15,978,873

SWITZERLAND - 2.7%

Credit Suisse Group (Reg.)        28,500                      5,490,499

Julius Baer Holding AG            200                         602,932

Nestle SA (Reg.)                  3,327                       6,431,310

Novartis AG (Reg.)                2,900                       4,347,426

PubliGroupe SA                    3,152                       2,317,007

Roche Holding AG                  322                         3,874,416
participation certificates

Sika Finanz AG                    1,300                       388,060

UBS AG                            10,500                      3,061,838

                                                              26,513,488

TAIWAN - 0.1%

Taishin International Bank        1,471,680                   839,767

UNITED KINGDOM - 9.4%

Abbey National PLC                107,300                     2,099,685

Alliance & Leicester PLC          68,800                      1,004,636

Allied Domecq PLC                 278,200                     1,564,555

Allied Zurich PLC                 417,700                     5,048,464

Amvescap PLC                      200,000                     1,789,107

Arcadia Group PLC                 202,500                     510,309

Barclays PLC                      71,800                      2,199,605

Bass PLC                          20,586                      226,298

BICC PLC                          447,600                     802,276

Booker PLC                        299,000                     614,595

BP Amoco PLC sponsored ADR        142,032                     8,202,348

British Aerospace PLC             279,200                     1,632,159

British Vita PLC Ord.             148,200                     597,065

Cordiant PLC                      450,700                     1,319,213



                                 SHARES                      VALUE (NOTE 1)

Glaxo Wellcome PLC                209,800                    $ 6,280,888

Iceland Group PLC                 487,550                     2,321,000

Independent Insurance PLC         533,400                     2,429,631

Informa Group PLC                 235,700                     1,573,595

Morgan Crucible Co. PLC           192,700                     770,008

National Westminster Bank PLC     111,300                     2,514,718

Nycomed Amersham PLC              113,800                     693,327

Orange PLC (a)                    377,300                     9,411,955

Royal & Sun Alliance              431,727                     2,939,118
Insurance  Group PLC

Royal Bank of Scotland Group      114,500                     2,639,739
PLC

Rugby Group PLC                   200,500                     375,861

Safeway PLC                       310,100                     973,963

Scottish & Newcastle PLC          206,900                     1,929,083

Shell Transport & Trading Co.
PLC:

ADR                               35,000                      1,605,625

(Reg.)                            763,400                     5,836,831

Smith & Nephew PLC                756,100                     2,436,928

Smith (David S.) Holdings PLC     179,800                     564,717

SmithKline Beecham PLC            70,000                      4,480,000
sponsored ADR

Sun Life & Provincial Holding     94,200                      703,645
PLC

Tesco PLC                         664,000                     1,976,306

Unilever PLC                      178,571                     1,660,153

Vodafone AirTouch PLC             213,000                     10,210,688
sponsored ADR

                                                              91,938,094

UNITED STATES OF AMERICA -
44.6%

Abbott Laboratories               73,000                      2,947,375

Abercrombie & Fitch Co. Class     24,000                      654,000
A (a)

ACNielsen Corp. (a)               29,200                      642,400

Adaptec, Inc. (a)                 25,900                      1,165,500

AES Corp. (a)                     16,800                      948,150

Affiliated Computer Services,     10,000                      380,000
Inc.  Class A (a)

AFLAC, Inc.                       29,000                      1,482,625

AHL Services, Inc. (a)            25,800                      490,200

Alliant Techsystems, Inc. (a)     10,900                      670,350

AlliedSignal, Inc.                38,000                      2,163,625

ALLTEL Corp.                      34,300                      2,855,475

Altera Corp. (a)                  24,300                      1,181,588

Ambac Financial Group, Inc.       62,800                      3,752,300

America Online, Inc. (a)          18,700                      2,425,156

American Home Products Corp.      70,196                      3,667,741

American Italian Pasta Co.        30,000                      753,750
Class A (a)

Ames Department Stores, Inc.      39,500                      1,251,656
(a)

Amgen, Inc. (a)                   19,100                      1,523,225

Apple Computer, Inc. (a)          12,800                      1,025,600

Associates First Capital          75,000                      2,737,500
Corp. Class A

At Home Corp. Series A (a)        18,000                      672,750

AT&T Corp.                        32,400                      1,514,700

AT&T Corp. (Liberty Media         67,000                      2,659,063
Group)  Class A (a)

Atlantic Coast Airlines           30,000                      697,500
Holdings (a)

Automatic Data Processing,        43,500                      2,096,156
Inc.

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

UNITED STATES OF AMERICA -
CONTINUED

Avery Dennison Corp.              29,000                     $ 1,812,500

Avon Products, Inc.               288,206                     9,294,644

Ball Corp.                        9,000                       362,813

Bank of America Corp.             81,000                      5,214,375

Bank of New York Co., Inc.        46,000                      1,926,250

Barrett Resources Corp. (a)       23,000                      771,938

BE Aerospace, Inc. (a)            82,000                      825,125

BellSouth Corp.                   71,200                      3,204,000

Bestfoods                         19,000                      1,116,250

Biomet, Inc.                      60,231                      1,814,459

BJ Services Co. (a)               33,000                      1,132,313

BJ's Wholesale Club, Inc. (a)     27,100                      835,019

Block (H&R), Inc.                 15,000                      638,438

Boeing Co.                        37,000                      1,704,313

Boise Cascade Corp.               13,000                      463,125

Bowater, Inc.                     20,000                      1,050,000

Bristol-Myers Squibb Co.          114,800                     8,818,075

Burlington Northern Santa Fe      115,400                     3,678,375
Corp.

Burlington Resources, Inc.        34,800                      1,213,650

Calpine Corp. (a)                 41,000                      2,362,625

Canandaigua Brands, Inc.          15,100                      913,550
Class A (a)

Cardinal Health, Inc.             30,800                      1,328,250

Case Corp.                        26,400                      1,399,200

Caterpillar, Inc.                 41,100                      2,270,775

CBS Corp. (a)                     24,000                      1,171,500

CDW Computer Centers, Inc. (a)    9,000                       555,750

CEC Entertainment, Inc. (a)       26,600                      852,863

Centex Corp.                      14,400                      386,100

CenturyTel, Inc.                  35,500                      1,435,531

Ceridian Corp. (a)                65,000                      1,425,938

Champion International Corp.      30,000                      1,734,375

Chase Manhattan Corp.             77,000                      6,727,875

CIGNA Corp.                       8,900                       665,275

Circuit City Stores, Inc. -       38,000                      1,622,125
Circuit City Group

Cisco Systems, Inc. (a)           124,668                     9,225,432

Citigroup, Inc.                   166,808                     9,028,483

Citrix Systems, Inc. (a)          15,000                      961,875

Clorox Co.                        89,138                      3,649,087

CMGI, Inc. (a)                    8,200                       897,388

CNF Transportation, Inc.          20,745                      685,882

Computer Sciences Corp. (a)       26,600                      1,827,088

Compuware Corp. (a)               40,400                      1,123,625

Concord EFS, Inc. (a)             25,500                      690,094

Consolidated Papers, Inc.         45,000                      1,409,063

Consolidated Stores Corp. (a)     130,500                     2,389,781

Convergys Corp. (a)               20,200                      395,163

Cordant Technologies, Inc.        34,300                      1,069,731

Corn Products International,      13,000                      423,313
Inc.

Corning, Inc.                     9,100                       715,488

CVS Corp.                         21,000                      912,188

Dayton Hudson Corp.               52,700                      3,405,738



                                 SHARES                      VALUE (NOTE 1)

Dean Foods Co.                    12,000                     $ 555,000

Dell Computer Corp. (a)           81,000                      3,250,125

Dial Corp.                        74,100                      1,732,088

Donnelley (R.R.) & Sons Co.       42,700                      1,035,475

DST Systems, Inc. (a)             13,000                      827,938

Dynegy, Inc.                      131,000                     2,996,625

eBay, Inc.                        9,000                       1,216,125

Eli Lilly & Co.                   81,500                      5,613,313

EMC Corp. (a)                     40,000                      2,920,000

Entergy Corp.                     38,000                      1,137,625

Express Scripts, Inc. Class A     13,000                      638,625
(a)

Exxon Corp.                       81,100                      6,006,469

Fannie Mae                        68,000                      4,811,000

Ferro Corp.                       34,000                      692,750

Financial Security Assurance      9,000                       507,375
Holdings Ltd.

Fluor Corp.                       18,000                      717,750

Fortune Brands, Inc.              37,000                      1,311,188

Fox Entertainment Group, Inc.     31,000                      670,375
Class A

Freddie Mac                       44,500                      2,405,781

Fuller (H.B.) Co.                 6,700                       366,825

Gateway, Inc. (a)                 56,000                      3,699,500

Gaylord Container Corp. Class     101,000                     568,125
A (a)

General Dynamics Corp.            23,000                      1,275,063

General Electric Co.              125,000                     16,945,313

General Instrument Corp. (a)      35,000                      1,883,438

General Mills, Inc.               15,000                      1,307,813

Golden West Financial Corp.       6,000                       670,500

H.J. Heinz Co.                    14,000                      668,500

Halliburton Co.                   34,000                      1,281,375

Harte Hanks Communications,       19,000                      376,438
Inc.

Hartford Financial Services       44,600                      2,310,838
Group, Inc.

Home Depot, Inc.                  74,600                      5,632,300

Household International, Inc.     33,000                      1,472,625

Illinova Corp.                    100                         3,181

Ingersoll-Rand Co.                34,700                      1,813,075

Intel Corp.                       72,200                      5,590,988

Interpublic Group of              17,200                      698,750
Companies, Inc.

Jabil Circuit, Inc. (a)           16,100                      841,225

JDS Uniphase Corp. (a)            6,900                       1,151,438

Johnson & Johnson                 50,000                      5,237,500

Keebler Foods Co. (a)             45,000                      1,437,188

Knight/Trimark Group, Inc.        12,000                      312,750
Class A (a)

Kroger Co. (a)                    80,000                      1,665,000

Legato Systems, Inc. (a)          22,300                      1,198,625

Lehman Brothers Holdings,         55,700                      4,104,394
Inc.

Lexmark International Group,      17,500                      1,366,094
Inc.  Class A (a)

Limited, Inc. (The)               21,000                      863,625

Litton Industries, Inc. (a)       13,700                      643,044

Liz Claiborne, Inc.               18,300                      732,000

Lowe's Companies, Inc.            17,600                      968,000

LSI Logic Corp. (a)               19,200                      1,021,200

Lucent Technologies, Inc.         33,900                      2,178,075

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

UNITED STATES OF AMERICA -
CONTINUED

Lycos, Inc. (a)                   15,900                     $ 850,650

MapInfo Corp. (a)                 32,900                      610,706

Marshall & Ilsley Corp.           27,000                      1,812,375

MBIA, Inc.                        47,900                      2,733,294

McDonald's Corp.                  52,000                      2,145,000

McGraw-Hill Companies, Inc.       32,000                      1,908,000

MCI WorldCom, Inc. (a)            101,300                     8,692,806

McLeodUSA, Inc. Class A (a)       38,000                      1,695,750

Mead Corp.                        29,000                      1,044,000

MediaOne Group, Inc.              80,406                      5,713,851

Merck & Co., Inc.                 51,000                      4,057,688

Meredith Corp.                    39,000                      1,391,813

Michaels Stores, Inc. (a)         19,500                      654,469

Microchip Technology, Inc. (a)    14,100                      939,413

Microsoft Corp. (a)               292,709                     27,093,856

Millipore Corp.                   30,000                      956,250

Mobil Corp.                       57,000                      5,500,500

Mohawk Industries, Inc. (a)       19,000                      435,813

MotivePower Industries, Inc.      141,000                     1,683,188
(a)

Motorola, Inc.                    11,000                      1,071,813

Nabisco Group Holdings Corp.      68,200                      873,813

National Instrument Corp. (a)     21,000                      631,313

Navistar International Corp.      23,700                      987,994
(a)

NCO Group, Inc. (a)               4,600                       194,925

NCR Corp. (a)                     22,500                      745,313

Network Appliance, Inc. (a)       3,500                       259,000

Newport News Shipbuilding,        67,000                      2,035,125
Inc.

Nextel Communications, Inc.       22,000                      1,896,125
Class A (a)

Noble Drilling Corp. (a)          20,000                      443,750

Ogden Corp.                       35,000                      317,188

Olin Corp.                        191,000                     2,638,188

Omnicom Group, Inc.               11,000                      968,000

Parker-Hannifin Corp.             20,800                      952,900

Payless ShoeSource, Inc. (a)      13,000                      595,563

PG&E Corp.                        39,400                      903,738

Philip Morris Companies, Inc.     172,800                     4,352,400

Pittway Corp. Class A             21,300                      702,900

Polymer Group, Inc. (a)           42,900                      839,231

Praxair, Inc.                     18,000                      841,500

Procter & Gamble Co.              30,700                      3,219,663

Profit Recovery Group             15,200                      626,050
International, Inc. (a)

Providian Financial Corp.         22,015                      2,399,635

Quaker Oats Co.                   25,400                      1,778,000

QUALCOMM, Inc. (a)                8,000                       1,782,000

Quixote Corp.                     44,300                      658,963

Reader's Digest Association,      84,000                      2,709,000
Inc.  Class A (non-vtg.)

Republic Services, Inc. Class     25,000                      306,250
A (a)

RJ Reynolds Tobacco Holdings,     50,700                      1,099,556
Inc.

Rohm & Haas Co.                   27,800                      1,063,350



                                 SHARES                      VALUE (NOTE 1)

Ryder System, Inc.                30,000                     $ 641,250

Sabre Group Holdings, Inc.        7,000                       311,063
Class A (a)

Safeway, Inc. (a)                 52,000                      1,836,250

SBC Communications, Inc.          124,064                     6,319,510

Schering-Plough Corp.             20,000                      990,000

Seagate Technology, Inc. (a)      26,200                      771,263

Siebel Systems, Inc. (a)          16,000                      1,757,000

Solutia, Inc.                     47,000                      807,813

SPX Corp. (a)                     12,800                      1,084,800

Starwood Hotels & Resorts         40,000                      917,500
Worldwide, Inc. unit

Steel Dynamics, Inc. (a)          47,000                      643,313

Sunoco, Inc.                      92,000                      2,219,500

Syncor International Corp. (a)    27,300                      999,863

Tanning Technology Corp.          16,200                      569,025

TCF Financial Corp.               18,000                      531,000

Texas Instruments, Inc.           29,200                      2,620,700

Textron, Inc.                     17,000                      1,312,188

Time Warner, Inc.                 50,100                      3,491,344

Tosco Corp.                       30,000                      759,375

Trex Co., Inc. (a)                29,200                      691,675

Tricon Global Restaurants,        60,340                      2,424,914
Inc. (a)

True North Communications         32,000                      1,290,000

TSI International Software        26,100                      626,400
Ltd. (a)

U.S. Bancorp                      96,000                      3,558,000

U.S. Foodservice (a)              33,000                      633,188

Ultramar Diamond Shamrock         50,000                      1,225,000
Corp.

Union Pacific Corp.               22,000                      1,226,500

Unisys Corp. (a)                  100,022                     2,425,534

UnitedGlobalCom, Inc. (a)         13,000                      1,131,000

USA Networks, Inc. (a)            15,000                      675,938

USFreightways Corp.               8,700                       394,219

USX-Marathon Group                41,000                      1,194,125

Vastar Resources, Inc.            10,100                      596,531

VERITAS Software Corp. (a)        11,000                      1,186,625

Viacom, Inc. Class B              49,000                      2,192,750
(non-vtg.) (a)

Visual Networks, Inc. (a)         15,000                      624,375

VoiceStream Wireless Corp. (a)    14,000                      1,382,500

Walgreen Co.                      119,600                     3,012,425

Warner-Lambert Co.                70,255                      5,607,227

Washington Mutual, Inc.           28,800                      1,035,000

Weatherford International,        28,000                      948,500
Inc. (a)

Wells Fargo & Co.                 90,000                      4,308,750

Westvaco Corp.                    30,000                      890,625

WinStar Communications, Inc.      11,000                      426,938
(a)

Yahoo!, Inc. (a)                  11,000                      1,969,688

                                                              437,299,482

TOTAL COMMON STOCKS                            937,602,113
(Cost $808,666,633)

NONCONVERTIBLE PREFERRED
STOCKS - 0.3%

                                 SHARES                      VALUE (NOTE 1)

GERMANY - 0.3%

Wella AG (Cost $3,672,093)        101,842                    $ 2,846,978

CASH EQUIVALENTS - 6.0%



Central Cash Collateral Fund,     17,016,747                  17,016,747
5.26% (b)

Taxable Central Cash Fund,        42,224,898                  42,224,898
5.21% (b)

TOTAL CASH EQUIVALENTS                         59,241,645
(Cost $59,241,645)

TOTAL INVESTMENT PORTFOLIO -                                  999,690,736
101.9%
(Cost $871,580,371)

NET OTHER ASSETS - (1.9)%                                     (18,855,744)

NET ASSETS - 100%                             $ 980,834,992

LEGEND
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,807,828 or 0.3% of net assets.
(d) Purchased on an installment basis. Market value reflects only those payments made through October 31, 1999. The remaining installments aggregating AUD 942,500 are due November 2, 2000.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $1,499,033,371 and $1,625,576,706, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $131,555 for the period.
The fund participated in the security lending program. At period end, the value of securities loaned amounted to $16,155,465. The fund received cash collateral of $17,016,747 which was invested in the Central Cash Collateral Fund.
INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $874,571,662. Net unrealized appreciation aggregated $125,119,074, of which $158,910,238 related to appreciated investment securities and $33,791,164 related to depreciated investment securities.
The fund hereby designates approximately $41,255,000 as a capital gain dividend for the purpose of the dividend paid deduction.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Net Assets
AEROSPACE & DEFENSE           1.4%

BASIC INDUSTRIES              3.7

CASH EQUIVALENTS              6.0

CONSTRUCTION & REAL ESTATE    1.7

DURABLES                      3.3

ENERGY                        5.3

FINANCE                       19.1

HEALTH                        9.3

INDUSTRIAL MACHINERY &        6.3
EQUIPMENT

MEDIA & LEISURE               4.6

NONDURABLES                   6.5

RETAIL & WHOLESALE            5.4

SERVICES                      1.4

TECHNOLOGY                    14.0

TRANSPORTATION                1.3

UTILITIES                     12.6

WORLDWIDE
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1999

ASSETS

Investment in securities, at                 $ 999,690,736
value  (cost $871,580,371) -
 See accompanying schedule

Cash                                          1,380,764

Foreign currency held at                      1,170,635
value  (cost $1,169,855)

Receivable for investments                    8,330,179
sold

Receivable for fund shares                    2,830,963
sold

Dividends receivable                          1,701,984

Interest receivable                           172,196

Other receivables                             42,056

 TOTAL ASSETS                                 1,015,319,513

LIABILITIES

Payable for investments        $ 14,226,533
purchased

Payable for fund shares         2,380,013
redeemed

Accrued management fee          569,776

Other payables and  accrued     291,452
expenses

Collateral on securities        17,016,747
loaned,  at value

 TOTAL LIABILITIES                            34,484,521

NET ASSETS                                   $ 980,834,992

Net Assets consist of:

Paid in capital                              $ 756,709,095

Undistributed net investment                  4,445,154
income

Accumulated undistributed net                 91,570,426
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   128,110,317
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 51,978,114                   $ 980,834,992
shares outstanding

NET ASSET VALUE, offering                     $18.87
price  and redemption price
per share ($980,834,992
(divided by) 51,978,114
shares)

STATEMENT OF OPERATIONS
 YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME                              $ 13,904,527
Dividends

Interest                                        1,917,546

Security lending                                16,230

                                                15,838,303

Less foreign taxes withheld                     (1,037,118)

 TOTAL INCOME                                   14,801,185

EXPENSES

Management fee                   $ 7,059,622

Transfer agent fees               2,907,774

Accounting and security           489,303
lending fees

Non-interested trustees'          3,612
compensation

Custodian fees and expenses       281,285

Registration fees                 27,596

Audit                             38,834

Legal                             4,317

Miscellaneous                     2,455

 Total expenses before            10,814,798
reductions

 Expense reductions               (543,236)     10,271,562

NET INVESTMENT INCOME                           4,529,623

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            93,756,980

 Foreign currency transactions    (72,226)      93,684,754

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            120,653,228

 Assets and liabilities in        (87,296)      120,565,932
foreign currencies

NET GAIN (LOSS)                                 214,250,686

NET INCREASE (DECREASE) IN                     $ 218,780,309
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION                              $ 496,961
Expense reductions Directed
brokerage arrangements

 Custodian credits                              1,360

 Transfer agent credits                         44,915

                                               $ 543,236

STATEMENT OF CHANGES IN NET ASSETS

                                 YEAR ENDED OCTOBER 31,  1999  YEAR ENDED OCTOBER 31, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 4,529,623                   $ 10,606,399
income

 Net realized gain (loss)         93,684,754                    54,276,462

 Change in net unrealized         120,565,932                   (97,262,806)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       218,780,309                   (32,379,945)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (6,008,790)                   (7,179,216)
From net investment income

 From net realized gain           (26,442,347)                  (75,708,622)

 TOTAL DISTRIBUTIONS              (32,451,137)                  (82,887,838)

Share transactions Net            565,425,727                   1,176,690,836
proceeds from sales of shares

 Reinvestment of distributions    31,563,831                    81,441,133

 Cost of shares redeemed          (774,588,535)                 (1,331,950,770)

 NET INCREASE (DECREASE) IN       (177,598,977)                 (73,818,801)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       8,730,195                     (189,086,584)
IN NET ASSETS

NET ASSETS

 Beginning of period              972,104,797                   1,161,191,381

 End of period (including        $ 980,834,992                 $ 972,104,797
undistributed net investment
income of $4,445,154 and
$12,289,760, respectively)

OTHER INFORMATION
Shares

 Sold                             32,894,318                    67,640,582

 Issued in reinvestment of        2,000,226                     5,220,585
distributions

 Redeemed                         (45,257,975)                  (77,774,326)

 Net increase (decrease)          (10,363,431)                  (4,913,159)


FINANCIAL HIGHLIGHTS

YEARS ENDED OCTOBER 31,          1999       1998       1997         1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 15.59    $ 17.27    $ 15.18      $ 13.32    $ 13.96
period

Income from Investment
Operations

Net investment income             .08 B      .16 B      .21 B, D     .22        .17

Net realized and unrealized       3.74       (.57)      2.43         1.79       (.08)
gain (loss)

Total from investment             3.82       (.41)      2.64         2.01       .09
operations

Less Distributions

 From net investment income       (.10)      (.11)      (.17)        (.15)      (.16)

From net realized gain            (.44)      (1.16)     (.38)        -          (.57)

Total distributions               (.54)      (1.27)     (.55)        (.15)      (.73)

Net asset value, end of period   $ 18.87    $ 15.59    $ 17.27      $ 15.18    $ 13.32

TOTAL RETURN A                    25.18%     (2.38)%    17.95%       15.25%     .95%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 980,835  $ 972,105  $ 1,161,191  $ 877,218  $ 659,045
(000 omitted)

Ratio of expenses to average      1.12%      1.15%      1.18%        1.19%      1.17%
net assets

Ratio of expenses to average      1.07% C    1.12% C    1.16% C      1.18% C    1.16% C
net assets after expense
reductions

Ratio of net investment           .47%       .91%       1.24%        1.71%      2.05%
income to average net assets

Portfolio turnover rate           164%       100%       85%          49%        70%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.
B NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.
D INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.06 PER
SHARE.


NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Global Balanced Fund is a fund of Fidelity Puritan Trust. Fidelity International Growth & Income Fund, Fidelity Diversified International Fund, Fidelity International Value Fund, Fidelity Overseas Fund and Fidelity Worldwide Fund are funds of Fidelity Investment Trust. Each trust is registered under the Investment
Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. At a special meeting of the shareholders of Fidelity Global Balanced Fund, held on July 14, 1999, shareholders approved an agreement and Plan of Reorganization of the fund into Fidelity Investment Trust, effective on or about December 29, 1999. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:
SECURITY VALUATION. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S.
dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. Each fund may be subject to foreign taxes on income and gains on investments which are accrued based upon each fund's understanding of the tax rules and regulations that exist in the markets in which they invest. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. Each fund accrues such taxes as applicable. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, non-taxable dividends and losses deferred due to wash sales. Certain funds also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. Certain funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the funds, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the funds may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund(the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the funds are recorded as either interest income or security lending income in the accompanying financial statements.
FUTURES CONTRACTS. Certain funds may use futures contracts to manage their exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in each applicable fund's Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in each applicable fund's schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
RESTRICTED SECURITIES. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the caption "Other Information" at the end of each applicable fund's schedule of investments. At the end of the period, no funds had investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities), and the market value of future contracts opened and closed, is included under the caption "Other Information"
at the end of each applicable fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to
 .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
lower management fee. The basic fee for Diversified International, International Value and Overseas is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on each fund's investment performance as compared to the appropriate index over a specified period of time. For the period, each fund's management fees was equivalent to the following annual rates expressed as a percentage of average net assets after the performance adjustment, if applicable:
Global Balanced*                .73%**

International Growth & Income   .73%

Diversified International       .83%

International Value             .83%

Overseas                        .92%

Worldwide                       .73%

* FOR THE PERIOD AUGUST 1, 1999 TO OCTOBER 31, 1999. THE MANAGEMENT FEE RATE FOR THE FISCAL YEAR
 ENDED JULY 31, 1999 WAS .74%.
** ANNUALIZED
SUB-ADVISER FEE. FMR, on behalf of the funds, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research Far East Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investments Japan Limited (FIJ). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.
SALES LOAD. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the fund. Shares of International Growth & Income purchased prior to October 12, 1990, are subject to a 1% deferred sales charge upon redemption. The amounts received by FDC for deferred sales charges are shown under the caption "Other Information" on the fund's Statement of Operations.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, each fund's transfer agent fees was equivalent to an annual rate expressed as a percentage of average net assets:
Global Balanced*                .25%**

International Growth & Income   .28%

Diversified International       .27%

International Value             .24%

Overseas                        .27%

Worldwide                       .30%

* FOR THE PERIOD AUGUST 1, 1999 TO OCTOBER 31, 1999. THE TRANSFER AGENT FEE RATE FOR THE FISCAL YEAR ENDED JULY 31, 1999
 WAS .26%.
** ANNUALIZED
ACCOUNTING AND SECURITY LENDING FEES. FSC maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments
5. SECURITY LENDING.
Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Information regarding the value of securities loaned and the value of collateral at period end is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
6. BANK BORROWINGS.
Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding a fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
7. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of certain funds' expenses.
In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby credits realized on uninvested cash balances were used to offset a portion of certain funds' expenses.
For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's Statement of Operations.
8. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of each applicable fund's schedule of investments.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Puritan Trust and Fidelity Investment Trust and the Shareholders of Fidelity Global Balanced Fund, Fidelity International Growth & Income Fund, Fidelity International Value Fund and Fidelity Overseas Fund:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global Balanced Fund (a fund of Fidelity Puritan Trust), Fidelity International Growth & Income Fund, Fidelity International Value Fund and Fidelity Overseas Fund (funds of Fidelity Investment Trust) at October 31, 1999, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Puritan Trust's and the Fidelity Investment Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
December 15, 1999
INDEPENDENT AUDITORS' REPORT


To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Diversified International Fund and Fidelity Worldwide Fund:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Fidelity Investment Trust:
Fidelity Diversified International Fund and Fidelity Worldwide Fund as of October 31, 1999, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1998, and the financial highlights for each of the years in the four-year period ended October 31, 1998, were audited by other auditors whose report, dated December 14, 1998, expressed an unqualified opinion on those statements and financial highlights.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Fidelity Investment Trust: Fidelity Diversified International Fund and Fidelity Worldwide Fund at October 31, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended in conformity with generally accepted accounting principles.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 3, 1999
DISTRIBUTIONS


The Board of Trustees of Fidelity Investment Trust voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fidelity Global Balanced Fund
Pay Date 12/06/99
Record Date 12/03/99
Dividends .15
Capital Gains .25

Fidelity International Growth & Income Fund
Pay Date 12/06/99
Record Date 12/03/99
Dividends .33
Capital Gains 1.50

Fidelity Diversified International Fund
Pay Date 12/06/99
Record Date 12/03/99
Dividends .25
Capital Gains .70

Fidelity International Value Fund
Pay Date 12/13/99
Record Date 12/10/99
Dividends
Capital Gains

Fidelity Overseas Fund
Pay Date 12/06/99
Record Date 12/03/99
Dividends .44
Capital Gains 2.64

Fidelity Worldwide Fund
Pay Date 12/13/99
Record Date 12/10/99
Dividends
Capital Gains

Each fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.
A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax:

Global Balanced   0%
International Growth & Income 0%
Diversified International  0%
International Value  0%
Overseas   0%
Worldwide   0%
A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Global Balanced   13%
International Growth & Income 3%
Diversified International  4%
International Value  3%
Overseas   5%
Worldwide   39%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:
FUND                          PAY DATE INCOME TAXES
International Growth & Income 12/07/98  $.128  $.038
Diversified International     12/07/98  $.271  $.041
International Value           12/14/98  $.077  $.027
Overseas                      12/07/98  $.277  $.077
Worldwide                     12/14/98  $.137  $.037

The funds will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.
PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on July 14, 1999. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting. PROPOSAL 1
To approve an amended management contract for the fund.
                 # OF               % OF
                 SHARES VOTED       SHARES VOTED
Affirmative      983,747,960.03    77.767

Against          68,186,327.88     5.390

Abstain          213,060,851.88    16.843

TOTAL           1,264,995,139.79   100.000




INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc.,
 London, England
Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan
Fidelity International Investment Advisors, Pemboke, Bermuda Fidelity International Investment Advisors
 (U.K.) Limited, London England
Fidelity Investments Japan Limited, Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
Robert Lawrence, VICE PRESIDENT, DIVERSIFIED INTERNATIONAL FUND Richard Spillane Jr., VICE PRESIDENT, INTERNATIONAL GROWTH &
 INCOME FUND, INTERNATIONAL VALUE FUND, OVERSEAS FUND,
 WORLDWIDE FUND
Penelope A. Dobkin, VICE PRESIDENT, WORLDWIDE FUND
Gregory Fraser, VICE PRESIDENT, DIVERSIFIED INTERNATIONAL FUND Richard Mace Jr., VICE PRESIDENT, INTERNATIONAL VALUE FUND,
 OVERSEAS FUND
Eric D. Roiter, SECRETARY
Richard A. Silver, TREASURER
Matthew N. Karstetter, DEPUTY TREASURER
John H. Costello, ASSISTANT TREASURER
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
Abigail P. Johnson
Ned C. Lautenbach
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
* INDEPENDENT TRUSTEES
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
Chase Manhattan Bank, N.A.
New York, NY
FIDELITY'S INTERNATIONAL EQUITY FUNDS
Canada Fund
Diversified International Fund
Emerging Markets Fund
Europe Fund
Europe Capital Appreciation Fund
France Fund
Germany Fund
Global Balanced Fund
Hong Kong and China Fund
International Growth & Income Fund
International Value Fund
Japan Fund
Japan Small Companies Fund
Latin America Fund
Nordic Fund
Overseas Fund
Pacific Basin Fund
Southeast Asia Fund
United Kingdom Fund
Worldwide Fund
CORPORATE HEADQUARTERS
82 Devonshire Street
Boston, MA 02109
1-800-544-8888
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-6666
Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FAST SM)   1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(registered trademark)
 BULK RATE
U.S. Postage
PAID
Fidelity
Investments
P.O. Box 193
Boston, MA 02101


(2_FIDELITY_LOGOS)FIDELITY'S(REGISTERED TRADEMARK)
TARGETED INTERNATIONAL EQUITY
FUNDS
Fidelity France Fund
Fidelity Germany Fund
Fidelity United Kingdom Fund
ANNUAL REPORT
FOR THE YEAR ENDING
OCTOBER 31, 1999
AND
PROSPECTUS
DATED DECEMBER 29, 1999
CONTENTS



MARKET RECAP                   A-3                       A REVIEW OF WHAT HAPPENED IN
                                                         WORLD MARKETS  DURING THE
                                                         PAST 12 MONTHS.

FRANCE FUND                    A-4 A-5 A-6 A-7 A-9       PERFORMANCE FUND TALK: THE
                                                         MANAGER'S OVERVIEW
                                                         INVESTMENT CHANGES
                                                         INVESTMENTS FINANCIAL
                                                         STATEMENTS

GERMANY FUND                   A-11 A-12 A-13 A-14 A-16  PERFORMANCE FUND TALK: THE
                                                         MANAGER'S OVERVIEW
                                                         INVESTMENT CHANGES
                                                         INVESTMENTS FINANCIAL
                                                         STATEMENTS

UNITED KINGDOM FUND            A-18 A-19 A-20 A-21 A-23  PERFORMANCE FUND TALK: THE
                                                         MANAGER'S OVERVIEW
                                                         INVESTMENT CHANGES
                                                         INVESTMENTS FINANCIAL
                                                         STATEMENTS

NOTES TO FINANCIAL STATEMENTS  A-25                      NOTES TO THE FINANCIAL
                                                         STATEMENTS

REPORT OF INDEPENDENT          A-28                      THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS                  A-29

PROSPECTUS                     P-1


Third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. This report is printed on recycled paper using soy-based inks.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF EACH FUND'S PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.
THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-6666 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
MARKET RECAP


It took over 100 interest-rate cuts by central banks around the world to defuse the powder keg that characterized global equity markets 12 months ago. Those easings sparked a dramatic worldwide recovery and, in a few cases - particularly in the U.S. - were so powerful that some of the easings needed to be reversed. The bottom line, however, is that the world was a much better place to invest in at the conclusion of the 12 months ending October 31, 1999, than it was at the beginning of the period.
EUROPE: European markets offered mixed results over the past 12 months. In that time, the Morgan Stanley Capital International Europe Index returned 12.79%. The U.K. posted the most impressive market returns, due in large part to the strength of the vibrant telecommunications industry. Italy and Germany, meanwhile, lagged behind, mostly due to fears of higher interest rates. The weak performance of the euro - the new single currency of 11 European nations that was introduced January 1, 1999 - didn't help matters. An additional detriment was the subpar performance of many of Europe's largest pharmaceutical companies, which suffered due to non-compelling product introductions and slow revenue growth. On a positive note, cross-border consolidation played a significant role across the European corporate landscape, as merger, acquisition and takeover bid announcements were almost daily occurrences.
EMERGING MARKETS: A year ago, the emerging markets' outlook was bleak. Currency problems were the norm for several regions, and market volatility reigned supreme. In the fall of 1999, however, the markets told a different story. Over the past 12 months, the Morgan Stanley Capital International Emerging Markets Free Index returned 44.63%. Several factors contributed to this about-face, including lower interest rates and favorable export and trade data. Sentiment shifts were evident in markets such as Singapore, Thailand and especially India, where the strong performance of technology stocks helped propel that market to phenomenal returns. Latin America was also a comeback story, as Brazil rebounded nicely from it currency devaluation in January. Mexico, however, slipped over the past several months due to concerns about interest rates and fears of a potentially weaker peso. JAPAN AND THE FAR EAST: For overseas investors, Japan was the place to be for the 12-month period that ended October 31, 1999. A renewed emphasis on corporate restructuring and shareholder


 Standard & Poor's 500 Index(registered trademark) Morgan Stanley Capital International Europe, Australasia, Far East Index
 * YEAR TO DATE THROUGH OCTOBER 31, 1999.
Row: 1, Col: 1, Value: nil
Row: 1, Col: 2, Value: nil
Row: 2, Col: 1, Value: 6.1
Row: 2, Col: 2, Value: 7.38
Row: 3, Col: 1, Value: 31.57
Row: 3, Col: 2, Value: 56.16
Row: 4, Col: 1, Value: 18.56
Row: 4, Col: 2, Value: 69.44000000000001
Row: 5, Col: 1, Value: 5.1
Row: 5, Col: 2, Value: 24.63
Row: 6, Col: 1, Value: 16.61
Row: 6, Col: 2, Value: 28.27
Row: 7, Col: 1, Value: 31.69
Row: 7, Col: 2, Value: 10.53
Row: 8, Col: 1, Value: -3.1
Row: 8, Col: 2, Value: -23.45
Row: 9, Col: 1, Value: 30.47
Row: 9, Col: 2, Value: 12.13
Row: 10, Col: 1, Value: 7.619999999999999
Row: 10, Col: 2, Value: -12.17
Row: 11, Col: 1, Value: 10.08
Row: 11, Col: 2, Value: 32.56
Row: 12, Col: 1, Value: 1.32
Row: 12, Col: 2, Value: 7.78
Row: 13, Col: 1, Value: 37.58
Row: 13, Col: 2, Value: 11.21
Row: 14, Col: 1, Value: 22.96
Row: 14, Col: 2, Value: 6.05
Row: 15, Col: 1, Value: 32.11
Row: 15, Col: 2, Value: 4.819999999999999
Row: 16, Col: 1, Value: 28.58
Row: 16, Col: 2, Value: 20.27
Row: 17, Col: 1, Value: 12.03
Row: 17, Col: 2, Value: 12.79
%
value - combined with the Japanese government's willingness to create more of a free-enterprise market system - proved successful. For the period, the Morgan Stanley Capital International Japan Index returned 58.40% and Japan's TOPIX Index returned 69.97%. Other Asian markets also received a vicarious boost from Japan: Technology-driven markets such as South Korea and Taiwan performed well, as worldwide demand for personal computers translated into positive gains for semiconductor manufacturers.
U.S. AND CANADA: The U.S. equity market produced solid returns for the 12 months ending October 31, 1999. The Dow Jones Industrial Average returned 26.84%, while the Standard & Poor's 500 Index - a popular gauge of U.S. stock market performance - returned 25.67%. Early on, the Federal Reserve Board tried to stabilize the impact of shaky global markets on the U.S. by lowering interest rates. In response, the Dow hit the 10,000 level for the first time in March. Late in the second quarter, however, concerns over an overheating U.S. economy and global market recoveries triggered inflation fears. In June and again in August, the Fed raised rates and the market sold off throughout the third quarter as investors anticipated additional increases. In the end, technology stocks were the clear winners as the NASDAQ Index reeled off a healthy 67.98% return. While Canadian equity markets didn't get nearly the attention of their neighbors to the south, their performance was nearly as loud, as the Toronto Stock Exchange (TSE) 300 returned 24.49%.
BONDS: With few exceptions, bond performance either fell flat or dropped into negative territory for the 12-month period. Concerns about inflation, higher interest rates and the solid performance of world equity markets posed the major threats to fixed-income instruments. For the period, the Lehman Brothers Aggregate Bond Index
- a widely followed measure of taxable bond performance - posted a total return of 0.53%. U.S. Treasuries gave back all of their flight-to-quality gains - and then some - captured during the fall of 1998, as the Lehman Brothers Long-Term Government Index fell 6.10%. Meanwhile, the Lehman Brothers Corporate Bond Index returned 0.61%, and the Salomon Brothers Non-U.S. World Government Bond Index fell 2.96%. There were a few bright spots, however. The high-yield market, as measured by the Merrill Lynch High Yield Master II Index, returned 5.61% during the 12-month period, while the JP Morgan Emerging Markets Bond Index Plus returned 19.98%.
FRANCE
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1994     PAST 1 YEAR  LIFE OF FUND

FIDELITY FRANCE                    21.69%       110.71%

FIDELITY FRANCE   (INCL.           18.04%       104.39%
3.00% SALES CHARGE)

SBF 250                            25.37%       126.06%

European Region Funds Average      10.72%       n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Socirty des Bourses Francaises 250 Index (SBF 250)
- a market capitalization-weighted index of the 250 largest companies in the French market. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 138 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1994   PAST 1 YEAR  LIFE OF FUND

FIDELITY FRANCE                  21.69%       20.48%

FIDELITY FRANCE   (INCL.         18.04%       19.57%
3.00% SALES CHARGE)

SBF 250                          25.37%       22.62%

European Region Funds Average    10.72%       n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             France                      SBF 250
             00345                       EX001
  1995/11/01       9700.00                    10000.00
  1995/11/30       9515.70                     9996.87
  1995/12/31       9952.70                    10331.57
  1996/01/31      10381.19                    10618.07
  1996/02/29      10799.95                    11028.30
  1996/03/31      11150.53                    11258.88
  1996/04/30      11403.73                    11466.65
  1996/05/31      11647.19                    11517.59
  1996/06/30      11803.01                    11777.11
  1996/07/31      11559.54                    11522.35
  1996/08/31      11393.99                    11290.00
  1996/09/30      11617.98                    11688.17
  1996/10/31      11919.87                    11888.32
  1996/11/30      12299.67                    12521.77
  1996/12/31      12484.65                    12692.23
  1997/01/31      13045.52                    12947.26
  1997/02/28      13180.55                    13046.89
  1997/03/31      13585.62                    13392.49
  1997/04/30      13076.68                    12816.85
  1997/05/31      12889.72                    12695.77
  1997/06/30      13855.67                    13730.74
  1997/07/31      14125.72                    14007.70
  1997/08/31      13388.28                    13106.00
  1997/09/30      14707.37                    14283.43
  1997/10/31      13782.97                    13413.94
  1997/11/30      13814.13                    13600.74
  1997/12/31      14290.14                    14013.96
  1998/01/31      14665.89                    14539.07
  1998/02/28      15724.84                    15771.19
  1998/03/31      17410.05                    17395.62
  1998/04/30      18059.09                    18099.22
  1998/05/31      19357.16                    19161.02
  1998/06/30      19527.95                    19713.51
  1998/07/31      19619.05                    19896.29
  1998/08/31      16487.74                    17660.05
  1998/09/30      15485.73                    16376.52
  1998/10/31      16795.18                    18030.99
  1998/11/30      17706.10                    19077.94
  1998/12/31      18423.46                    19816.20
  1999/01/31      19231.90                    20468.32
  1999/02/28      17968.00                    19175.46
  1999/03/31      17865.52                    19389.56
  1999/04/30      18218.50                    20014.23
  1999/05/31      17763.04                    19663.45
  1999/06/30      18662.58                    20588.65
  1999/07/31      18639.80                    20857.23
  1999/08/31      19083.88                    21553.07
  1999/09/30      19562.11                    21781.13
  1999/10/29      20438.88                    22606.15
IMATRL PRASUN   SHR__CHT 19991031 19991109 144248 R00000000000051
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity France Fund on November 1, 1995, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have grown to $20,439 - a 104.39% increase on the initial investment. For comparison, look at how the Society des Bourses Francaises 250 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $22,606 - a 126.06% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
FRANCE
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Alexandra Hartmann, Portfolio Manager of Fidelity
France Fund
Q. HOW DID THE FUND PERFORM, ALEXANDRA?
A. For the 12-month period that ended October 31, 1999, the fund returned 21.69%, compared to the 25.37% return of the Societe des Bourses Francaises (SBF) 250 Index and the 10.72% European region funds average return, as measured by Lipper Inc.
Q. WHILE THE FUND SOUNDLY OUTPERFORMED ITS PEER GROUP, IT TRAILED ITS BENCHMARK INDEX. WHAT FACTORS ACCOUNTED FOR THIS PERFORMANCE OVER THE PAST YEAR?
A. Supported by high consumer confidence and growing household income, the French equity market showed strong gains during the fiscal year, particularly in the final three months of the period. While this scenario helped the fund outperform the European funds average, problems in several of the fund's larger holdings held back performance relative to the SBF 250 index. I'll discuss these in more detail later in the report.
Q. WHAT WERE YOUR PRINCIPAL STRATEGIES WITHIN THIS ENVIRONMENT OF FAVORABLE CONSUMER SENTIMENT?
A. During most of the year, I took advantage of strong consumer spending by emphasizing the companies in the retailing, personal care and media industries, as well as growth companies in the telecommunications and business services industries. In general, I sought out companies with clear business strategies and proactive managements, and I was alert to opportunities presented in industries where I anticipated merger-and-acquisition activity. I tended to de-emphasize cyclical industries such as chemicals, automobiles and general industries.
Q. WHAT WERE SOME OF THE INVESTMENTS THAT HELPED THE FUND'S
PERFORMANCE?
A. Among the best performing sectors were retailers and media companies. TF-1, a media company, benefited from strong increases in advertising rates and effective cost controls. NRJ, which owns radio stations, proved to be an excellent performer. Retailers Castorama and Carrefour also helped, driven by strong consumer demand. Within the telecommunications sector, France Telecom, the fund's largest holding, outperformed the broad market. Other contributors included Equant, a global data service provider, and STMicroelectronics.
Q. WHAT WERE SOME OF THE DISAPPOINTMENTS?
A. Large holdings in Vivendi and Suez Lyonnaise des Eaux performed poorly as utilities and other defensive stocks fell into disfavor with investors. Toward the end of the period, stock selection in the energy sector hurt performance. The fund had a relatively large investment in oil giant Total Fina, whose share price fell during the third quarter of 1999. An underweighted position in Elf Aquitaine another oil company, hurt as its share price rose after Total Fina announced its intention to acquire Elf Aquitaine. Fund performance also was held back by not holding some of the strong-performing cyclical companies in industries such as construction, electronics, metals and materials.
Q. WHAT IS YOUR OUTLOOK FOR THE FUND DURING THE NEXT SEVERAL MONTHS?
A. The earnings outlook for French companies appears favorable, particularly relative to expectations for European companies in general. Consumer confidence remains very high, and economic growth is expected to continue to be higher than Europe as a whole. Unemployment, while high, is declining. Despite these favorable factors, I am somewhat concerned about the relatively high valuations of many French stocks. However, high valuation levels are partly justified by strong volume growth in sectors such as telecommunications and information technology, which I continued to emphasize at the end of the period. The pace of global economic growth will be an important factor influencing French stock performance, as many of the largest companies in France are focused on international markets.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-2.

FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of French issuers
FUND NUMBER: 345
TRADING SYMBOL: FRANX
START DATE: November 1, 1995
SIZE: as of October 31, 1999, more than
$11 million
MANAGER: Alexandra Hartmann, since 1998;
manager, Fidelity Germany Fund, since 1996;
joined Fidelity in 1994
(checkmark)

FRANCE

INVESTMENT CHANGES




AS OF OCTOBER 31, 1999
Austria 0.8%
United States 4.9%
Netherlands 5.8%
Row: 1, Col: 1, Value: 0.8
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 87.40000000000001
Row: 1, Col: 4, Value: 1.1
Row: 1, Col: 5, Value: 5.8
Row: 1, Col: 6, Value: 4.9
Luxembourg 1.1%
France 87.4%
GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S NET ASSETS)

AS OF APRIL 30, 1999
Austria 0.6%
United States 0.5%
Belgium 0.9%
Netherlands 5.8%
Row: 1, Col: 1, Value: 0.6000000000000001
Row: 1, Col: 2, Value: 0.9
Row: 1, Col: 3, Value: 92.2
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 5.8
Row: 1, Col: 6, Value: 0.5
France 92.2%
PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF FUTURES CONTRACTS, IF
APPLICABLE.
ASSET ALLOCATION

                             % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                     MONTHS AGO

Stocks                        95.1                    99.5

Short-Term Investments  and   4.9                     0.5
Net Other Assets

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS
A PERCENTAGE OF THE FUND'S INVESTMENTS.

TOP TEN STOCKS AS OF OCTOBER
31, 1999

                                 % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                         MONTHS AGO

France Telecom SA  (Telephone     9.2                     9.0
Services)

Total Fina SA Class B (Oil &      8.8                     8.6
Gas)

Carrefour SA (SUPERMARCHE)        4.9                     3.9
(General Merchandise Stores)

AXA SA de CV (Insurance)          4.4                     4.9

L'Oreal SA (Household Products)   3.9                     5.7

Banque Nationale de Paris         3.6                     2.3
(Banks)

Rhone-Poulenc SA Class A          3.6                     2.0
(Drugs & Pharmaceuticals)

Suez Lyonnaise des Eaux           3.1                     4.3
(Services)

STMicroelectronics NV             3.0                     1.8
(Electronics)

Television Francaise 1 SA         2.7                     1.3
(Broadcasting)

                                  47.2                    43.8

TOP TEN MARKET SECTORS AS OF
OCTOBER 31, 1999

                                 % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                         MONTHS AGO

TECHNOLOGY                        11.5                    11.4

RETAIL & WHOLESALE                11.0                    9.7

UTILITIES                         10.9                    15.6

FINANCE                           10.2                    14.2

ENERGY                            8.8                     8.6

SERVICES                          8.0                     6.4

MEDIA & LEISURE                   7.5                     3.3

CONSTRUCTION & REAL ESTATE        7.1                     3.2

NONDURABLES                       6.9                     11.7

DURABLES                          5.1                     6.4


FRANCE

INVESTMENTS OCTOBER 31, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 95.1%

                                 SHARES                  VALUE (NOTE 1)

BASIC INDUSTRIES - 2.7%

CHEMICALS & PLASTICS - 2.7%

Rhodia SA                         16,410                 $ 317,655

CONSTRUCTION & REAL ESTATE -
7.1%

BUILDING MATERIALS - 3.1%

Ciments Francais SA               1,783                   114,358

Lafarge SA                        2,590                   249,995

                                                          364,353

CONSTRUCTION - 1.4%

Alstom SA                         5,412                   164,423

ENGINEERING - 2.6%

Bouygues                          601                     209,852

VA Technologie AG                 1,390                   93,213

                                                          303,065

TOTAL CONSTRUCTION & REAL                                 831,841
ESTATE

DURABLES - 5.1%

AUTOS, TIRES, & ACCESSORIES -
1.7%

Peugeot SA                        1,047                   201,568

TEXTILES & APPAREL - 3.4%

Christian Dior SA                 1,363                   244,718

Hermes International SA           1,348                   147,889

                                                          392,607

TOTAL DURABLES                                            594,175

ENERGY - 8.8%

OIL & GAS - 8.8%

Total Fina SA Class B             7,723                   1,030,055

FINANCE - 10.2%

BANKS - 5.8%

Banque Nationale de Paris         4,844                   426,680

Banque Nationale de Paris         1,079                   6,397
warrants 7/1/02 (a)

Societe Generale, France          1,135                   247,843
Class A

                                                          680,920

INSURANCE - 4.4%

AXA SA de CV                      3,609                   510,537

TOTAL FINANCE                                             1,191,457

HEALTH - 3.6%

DRUGS & PHARMACEUTICALS - 3.6%

Rhone-Poulenc SA Class A          7,673                   425,851

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.8%

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.6%

Compagnie de Fives-Lille          186                     17,070

Sidel SA                          1,734                   173,774

                                                          190,844



                                 SHARES                  VALUE (NOTE 1)

POLLUTION CONTROL - 0.2%

Serp Recyclage (a)                212                    $ 24,332

TOTAL INDUSTRIAL MACHINERY &                              215,176
EQUIPMENT

MEDIA & LEISURE - 7.5%

BROADCASTING - 5.6%

Audiofina                         2,654                   133,826

NRJ SA                            662                     206,710

Television Francaise 1 SA         1,023                   321,590

                                                          662,126

ENTERTAINMENT - 0.9%

Europeene de Casinos SA           802                     101,524

LODGING & GAMING - 1.0%

Club Mediterranee SA (a)          1,159                   116,394

TOTAL MEDIA & LEISURE                                     880,044

NONDURABLES - 6.9%

BEVERAGES - 1.5%

LVMH (Louis Vuitton Moet          585                     177,112
Hennessy)

HOUSEHOLD PRODUCTS - 5.1%

Clarins SA                        1,164                   114,932

Clarins SA rights 12/27/99 (a)    1,164                   19,192

L'Oreal SA                        692                     463,179

                                                          597,303

TOBACCO - 0.3%

Seita SA                          544                     30,415

TOTAL NONDURABLES                                         804,830

RETAIL & WHOLESALE - 11.0%

APPAREL STORES - 1.5%

Brice SA                          1,970                   129,261

DU Pareil AU Meme AS              567                     45,458

                                                          174,719

GENERAL MERCHANDISE STORES -
4.9%

Carrefour SA (SUPERMARCHE)        3,074                   570,726

GROCERY STORES - 1.2%

Casino Guichard Perrachon et      780                     88,865
Compagnie

Guyenne Et Gascogne SA            111                     57,142

                                                          146,007

RETAIL & WHOLESALE,
MISCELLANEOUS - 3.4%

Castorama Dubois                  345                     103,650
Investissements SA

Pinault Printemps SA              1,555                   297,399

                                                          401,049

TOTAL RETAIL & WHOLESALE                                  1,292,501

SERVICES - 8.0%

ADVERTISING - 2.3%

Havas Advertising SA              985                     276,914

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

SERVICES - CONTINUED

SERVICES - 5.7%

ALTEN (a)                         945                    $ 103,576

Cegedim SA                        1,075                   61,237

Ipsos SA                          2,692                   137,304

Suez Lyonnaise des Eaux           2,236                   362,069

                                                          664,186

TOTAL SERVICES                                            941,100

TECHNOLOGY - 11.5%

COMPUTER SERVICES & SOFTWARE
- 5.3%

Cap Gemini SA                     1,259                   191,249

Equant NV (a)                     3,290                   321,032

Transiciel SA                     1,874                   108,531

                                                          620,812

COMPUTERS & OFFICE EQUIPMENT
- 0.6%

Neopost SA (a)                    1,782                   61,846

ELECTRONICS - 5.6%

Schneider SA (a)                  4,403                   304,229

STMicroelectronics NV             4,030                   354,979

                                                          659,208

TOTAL TECHNOLOGY                                          1,341,866

UTILITIES - 10.9%

TELEPHONE SERVICES - 9.2%

France Telecom SA                 11,124                  1,077,836

WATER - 1.7%

Vivendi SA (a)                    2,698                   205,063

TOTAL UTILITIES                                           1,282,899

TOTAL COMMON STOCKS                         11,149,450
(Cost $8,715,841)

CASH EQUIVALENTS - 6.8%



Central Cash Collateral Fund,     272,600                 272,600
5.26% (b)

Taxable Central Cash Fund,        521,437                 521,437
5.21% (b)

TOTAL CASH EQUIVALENTS                      794,037
(Cost $794,037)

TOTAL INVESTMENT PORTFOLIO -                              11,943,487
101.9%
(Cost $9,509,878)

NET OTHER ASSETS - (1.9)%                                 (217,969)

NET ASSETS - 100%                          $ 11,725,518

LEGEND
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $14,797,886 and $21,823,472, respectively.
The fund participated in the security lending program. The fund received cash collateral of $272,600 which was invested in the Central Cash Collateral Fund. Cash collateral includes $272,600 received for unsettled security loans.
INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $9,619,732. Net unrealized appreciation aggregated $2,323,755, of which $2,460,744 related to appreciated investment securities and $136,989 related to depreciated investment securities.
At October 31, 1999, the fund had a capital loss carryforward of approximately $694,000, all of which will expire on October 31, 2006. FRANCE
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1999

ASSETS

Investment in securities, at              $ 11,943,487
value  (cost $9,509,878) -
See accompanying schedule

Foreign currency held at                   173,105
value  (cost $173,356)

Receivable for investments                 96,538
sold

Receivable for fund shares                 46,230
sold

Dividends receivable                       46,835

Interest receivable                        2,733

Other receivables                          461

 TOTAL ASSETS                              12,309,389

LIABILITIES

Payable for investments        $ 254,410
purchased

Payable for fund shares         10,922
redeemed

Accrued management fee          8,491

Other payables and  accrued     37,448
expenses

Collateral on securities        272,600
loaned,  at value

 TOTAL LIABILITIES                         583,871

NET ASSETS                                $ 11,725,518

Net Assets consist of:

Paid in capital                           $ 10,037,048

Accumulated undistributed net              (753,205)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                2,441,675
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 653,378                   $ 11,725,518
shares outstanding

NET ASSET VALUE and                        $17.95
redemption price per share
($11,725,518 (divided by)
653,378 shares)

Maximum offering price per                 $18.51
share (100/97.00 of $17.95)

STATEMENT OF OPERATIONS
 YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME                            $ 191,509
Dividends

Interest                                      14,233

Security lending                              5

                                              205,747

Less foreign taxes withheld                   (33,199)

 TOTAL INCOME                                 172,548

EXPENSES

Management fee                   $ 94,267

Transfer agent fees               47,037

Accounting and security           60,354
lending fees

Non-interested trustees'          42
compensation

Custodian fees and expenses       111,694

Registration fees                 18,568

Audit                             33,278

Legal                             23

Miscellaneous                     24

 Total expenses before            365,287
reductions

 Expense reductions               (112,226)   253,061

NET INVESTMENT INCOME (LOSS)                  (80,513)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            1,557,528

 Foreign currency transactions    (11,725)    1,545,803

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            1,016,037

 Assets and liabilities in        4,601       1,020,638
foreign currencies

NET GAIN (LOSS)                               2,566,441

NET INCREASE (DECREASE) IN                   $ 2,485,928
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                      $ 18,605
charges paid to FDC

 Sales charges - Retained by                 $ 18,605
FDC

 Expense reductions

  Directed brokerage                         $ 2,693
arrangements

  FMR reimbursement                           109,533

                                             $ 112,226

STATEMENT OF CHANGES IN NET ASSETS

                                 YEAR ENDED OCTOBER 31, 1999  YEAR ENDED OCTOBER 31, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ (80,513)                   $ 49,705
income (loss)

 Net realized gain (loss)         1,545,803                    (2,314,802)

 Change in net unrealized         1,020,638                    977,565
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       2,485,928                    (1,287,532)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     -                            (16,501)
From net investment income

 From net realized gain           -                            (474,417)

 TOTAL DISTRIBUTIONS              -                            (490,918)

Share transactions Net            6,925,778                    27,069,838
proceeds from sales of shares

 Reinvestment of distributions    -                            487,606

 Cost of shares redeemed          (14,139,720)                 (15,052,615)

 NET INCREASE (DECREASE) IN       (7,213,942)                  12,504,829
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

Redemption fees                   23,371                       125,407

  TOTAL INCREASE (DECREASE)       (4,704,643)                  10,851,786
IN NET ASSETS

NET ASSETS

 Beginning of period              16,430,161                   5,578,375

 End of period (including        $ 11,725,518                 $ 16,430,161
undistributed net investment
income of $0 and $37,763,
respectively)

OTHER INFORMATION
Shares

 Sold                             418,188                      1,626,364

 Issued in reinvestment of        -                            39,450
distributions

 Redeemed                         (878,342)                    (972,730)

 Net increase (decrease)          (460,154)                    693,084


FINANCIAL HIGHLIGHTS
YEARS ENDED OCTOBER 31,          1999      1998      1997      1996 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 14.75   $ 13.27   $ 12.24   $ 10.00
period

Income from Investment
Operations

Net investment income (loss)      (.10) C   .06 C     .10 C     .23

Net realized and unrealized       3.27      2.46 G    1.66      1.98
gain (loss)

Total from investment             3.17      2.52      1.76      2.21
operations

Less Distributions

 From net investment income       -         (.04)     (.16)     (.04)

From net realized gain            -         (1.15)    (.61)     -

Total distributions               -         (1.19)    (.77)     (.04)

Redemption fees added to paid     .03       .15       .04       .07
in capital

Net asset value, end of period   $ 17.95   $ 14.75   $ 13.27   $ 12.24

TOTAL RETURN A, B                 21.69%    21.85%    15.63%    22.89%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 11,726  $ 16,430  $ 5,578   $ 5,542
(000 omitted)

Ratio of expenses to average      2.00% D   2.12% D   2.00% D   2.00% D
net assets

Ratio of expenses to average      1.98% E   2.12%     2.00%     2.00%
net assets after expense
reductions

Ratio of net investment           (.63)%    .40%      .78%      1.74%
income (loss) to average net
assets

Portfolio turnover rate           118%      182%      150%      129%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.
C NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.
D FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.
F FOR THE PERIOD NOVEMBER 1,
1995 (COMMENCEMENT OF
OPERATIONS) TO OCTOBER 31,
1996.
G THE AMOUNT SHOWN FOR A
SHARE OUTSTANDING DOES NOT
CORRESPOND WITH THE
AGGREGATE NET LOSS ON
INVESTMENTS FOR THE PERIOD
DUE TO THE TIMING OF SALES
AND REPURCHASES OF FUND
SHARES IN RELATION TO
FLUCTUATING MARKET VALUES OF
THE INVESTMENTS OF THE FUND.

GERMANY
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED  OCTOBER 31,       PAST 1 YEAR  LIFE OF FUND
1994

FIDELITY GERMANY                 1.28%        69.93%

FIDELITY GERMANY   (INCL.        -1.75%       64.83%
3.00% SALES CHARGE)

DAX 100                          3.58%        80.60%

European Region Funds Average    10.72%       n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Deutscher Aktienindex 100 (DAX 100) Index - a market capitalization-weighted index of the 100 most heavily traded stocks in the German market. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 138 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED  OCTOBER 31,     PAST 1 YEAR  LIFE OF FUND
1994

FIDELITY GERMANY               1.28%        14.17%

FIDELITY GERMANY   (INCL.      -1.75%       13.31%
3.00% SALES CHARGE)

DAX 100                        3.58%        15.93%

European Region Funds Average  10.72%       n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Germany                     DAX 100
             00346                       EX002
  1995/11/01       9700.00                    10000.00
  1995/11/30       9622.40                    10045.93
  1995/12/31       9835.80                    10293.16
  1996/01/31      10320.80                    10746.76
  1996/02/29      10369.30                    10830.07
  1996/03/31      10495.40                    10812.65
  1996/04/30      10194.70                    10413.05
  1996/05/31      10573.00                    10679.84
  1996/06/30      10650.60                    10956.77
  1996/07/31      10524.50                    10921.61
  1996/08/31      10660.30                    11180.88
  1996/09/30      10747.60                    11282.48
  1996/10/31      10999.80                    11378.77
  1996/11/30      11523.60                    11820.89
  1996/12/31      11650.51                    12007.46
  1997/01/31      11570.43                    11917.66
  1997/02/28      12000.82                    12383.06
  1997/03/31      12631.39                    13186.91
  1997/04/30      12341.13                    12745.27
  1997/05/31      12951.68                    13390.51
  1997/06/30      13352.04                    13933.20
  1997/07/31      14473.05                    15226.21
  1997/08/31      13221.92                    13796.83
  1997/09/30      14242.84                    14883.23
  1997/10/31      13251.95                    13772.76
  1997/11/30      13642.30                    14115.89
  1997/12/31      14018.54                    14726.44
  1998/01/31      14634.74                    15145.43
  1998/02/28      15349.97                    16176.40
  1998/03/31      16560.36                    17180.21
  1998/04/30      17704.73                    17760.59
  1998/05/31      18750.07                    19367.83
  1998/06/30      19256.24                    20055.83
  1998/07/31      19960.47                    20301.79
  1998/08/31      15944.16                    16938.45
  1998/09/30      15669.08                    16560.16
  1998/10/31      16274.27                    17435.20
  1998/11/30      17132.55                    18261.47
  1998/12/31      17286.60                    18447.96
  1999/01/31      17341.62                    18214.98
  1999/02/28      16032.19                    16900.12
  1999/03/31      15261.94                    16522.94
  1999/04/30      16021.19                    17697.48
  1999/05/31      15118.90                    16576.94
  1999/06/30      15900.15                    17283.48
  1999/07/31      15900.15                    17016.61
  1999/08/31      15955.17                    17451.52
  1999/09/30      15889.15                    17232.00
  1999/10/29      16483.34                    18059.77
IMATRL PRASUN   SHR__CHT 19991031 19991111 111347 R00000000000051
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Germany Fund on November 1, 1995, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have grown to $16,483 - a 64.83% increase on the initial investment. For comparison, look at how the Deutscher Aktienindex 100 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $18,060 - a 80.60% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
GERMANY
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Alexandra Hartmann, Portfolio Manager of Fidelity
Germany Fund
Q. HOW DID THE FUND PERFORM, ALEXANDRA?
A. For the 12-month period that ended October 31, 1999, the fund returned 1.28%, compared to the 3.58% return of the Deutscher Aktienindex 100 (DAX 100) and the 10.72% European region funds average return, as tracked by Lipper Inc.
Q. WHY DID THE FUND'S PERFORMANCE TRAIL ITS BENCHMARK INDEX AND ITS
PEER GROUP?
A. The German stock market was one of the weaker performers in Europe during the 12-month period, as economic growth in Germany trailed that of most other countries on the Continent. This was the primary reason for the fund's underperformance relative to the broader peer group average. Performance relative to the DAX 100 was hurt by the fund's underemphasis during most of the year on banking and cyclical stocks, both of which performed relatively well. However, performance was helped by investments in telecommunications and insurance, as well as by a de-emphasis on automobile stocks, which performed poorly.
Q. WHAT WERE YOUR PRINCIPAL STRATEGIES DURING THE YEAR?
A. I focused on companies that I felt had the ability to grow independently of the German economy, including many internationally focused companies in the telecommunications, business services and chemicals industries. Despite this emphasis on companies with international operations, I underweighted automobile companies relative to the DAX 100 index because I was concerned about their lack of pricing power - or ability to raise prices. I also tended to de-emphasize banking and pharmaceutical stocks. After de-emphasizing cyclical companies, I increased the fund's exposure to the sector at the end of the period because I believed a global recovery had increased the pricing power of companies in industries such as chemicals.
Q. WHAT WERE SOME OF THE INVESTMENTS THAT HELPED PERFORMANCE?
A. Mannesmann, the wireless phone giant and the fund's second-largest holding, continued to do well, helped by cheap acquisitions and industry consolidation. Several small-cap investments added to performance, including: Kamps, a bakery chain; DIS, a temporary employment agency; and Intershop, a software developer for e-commerce. A large holding in chemical company BASF helped, as did holdings in Linde, a high-quality fork-lift, truck and industrial gas company, and Preussag, which changed from a shipbuilding and steel-rolling company to become a travel agency. Another contributor was Siemens, the electronics and technology company.
Q. WHAT WERE SOME OF THE DISAPPOINTMENTS?
A. Several specific investments hurt, including an overweighted position in Hannover Re, a specialty insurance company. Underweighting banks such as Deutsche Bank held back performance as banks tended to do well, partly because of industry consolidation. Performance also was hurt because I was not aggressive enough in cyclicals such as steel companies and engineering firms, which performed well over the period.
Q. WHAT IS YOUR OUTLOOK?
A. Economic growth in Germany has tended to lag that of growth elsewhere in Europe, and I expect this trend to continue during the next year. However, I do see some signs of economic improvement. German business confidence has risen, and the 10% decline in the euro currency, relative to the dollar, early in 1999 should help exporting industries. Moreover, German stocks appear attractively valued relative to other European stocks. At the end of the fiscal year, German stocks were selling at about 5% below their 10-year average, based on price-to-earnings ratios, while European stocks were selling above their 10-year averages. I tend to emphasize companies that can grow independently of the German economy, so performance is likely to be affected by the pace of global growth as well as by conditions within Germany.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-2.

FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of German issuers
FUND NUMBER: 346
TRADING SYMBOL: FGERF
START DATE: November 1, 1995
SIZE: as of October 31, 1999, more than
$22 million
MANAGER: Alexandra Hartmann, since 1996;
manager, Fidelity France Fund, since 1998;
joined Fidelity in 1994
(checkmark)
GERMANY

INVESTMENT CHANGES




AS OF OCTOBER 31,1999
United States 2.6%
United Kingdom 1.5%
France 3.2%
Row: 1, Col: 1, Value: 3.2
Row: 1, Col: 2, Value: 87.7
Row: 1, Col: 3, Value: 1.0
Row: 1, Col: 4, Value: 1.5
Row: 1, Col: 5, Value: 2.5
Row: 1, Col: 6, Value: 1.5
Row: 1, Col: 7, Value: 2.6
Switzerland 2.5%
Netherlands 1.5%
Luxembourg 1.0%
Germany 87.7%
GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S NET ASSETS)

AS OF APRIL 30, 1999
United States 0.9%
France 2.8%
Switzerland 3.4%
Netherlands 1.2%
Row: 1, Col: 1, Value: 2.8
Row: 1, Col: 2, Value: 91.7
Row: 1, Col: 3, Value: 1.2
Row: 1, Col: 4, Value: 3.4
Row: 1, Col: 5, Value: 0.9
Germany 91.7%
PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF FUTURES CONTRACTS, IF
APPLICABLE.
ASSET ALLOCATION

                             % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                     MONTHS AGO

Stocks                        97.4                    99.1

Short-Term Investments  and   2.6                     0.9
Net Other Assets

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS
A PERCENTAGE OF THE FUND'S INVESTMENTS.

TOP TEN STOCKS AS OF OCTOBER
31, 1999

                                 % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                         MONTHS AGO

Deutsche Telekom AG               9.8                     4.5
(Telephone Services)

Mannesmann AG (Reg.) (Cellular)   9.6                     9.6

Allianz AG (Reg.) (Insurance)     7.8                     8.6

Siemens AG (Electrical            6.8                     4.7
Equipment)

BASF AG (Chemicals & Plastics)    5.3                     6.6

Munich Reinsurance AG (Reg.)      5.1                     2.7
(Insurance)

DaimlerChrysler AG (Reg.)         4.9                     9.8
(Autos, Tires, & Accessories)

Veba AG (Electric Utility)        3.7                     4.8

Dresdner Bank AG (Banks)          3.0                     0.0

Marschollek Lautenschlaeger       2.8                     2.8
und Partner AG (Insurance)

                                  58.8                    54.1

TOP TEN MARKET SECTORS AS OF
OCTOBER 31, 1999

                                 % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                         MONTHS AGO

UTILITIES                         25.7                    20.2

FINANCE                           22.9                    27.6

BASIC INDUSTRIES                  11.7                    8.7

INDUSTRIAL MACHINERY &            10.7                    7.0
EQUIPMENT

DURABLES                          9.8                     18.0

TECHNOLOGY                        6.2                     6.2

MEDIA & LEISURE                   2.6                     0.3

SERVICES                          2.3                     1.6

HEALTH                            1.8                     2.7

RETAIL & WHOLESALE                1.7                     3.9


GERMANY

INVESTMENTS OCTOBER 31, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 89.7%

                                 SHARES                  VALUE (NOTE 1)

BASIC INDUSTRIES - 11.7%

CHEMICALS & PLASTICS - 8.2%

BASF AG                           27,273                 $ 1,215,545

Bayer AG                          8,227                   336,038

Kali und Salz Beteiligungs AG     14,160                  202,850

Rhodia SA                         6,034                   116,803

                                                          1,871,236

METALS & MINING - 3.5%

Metallgesellschaft AG             9,866                   205,551

Preussag AG                       9,660                   524,802

Vossloh AG                        4,068                   84,539

                                                          814,892

TOTAL BASIC INDUSTRIES                                    2,686,128

CONSTRUCTION & REAL ESTATE -
0.5%

BUILDING MATERIALS - 0.5%

Ciments Francais SA               1,647                   105,635

DURABLES - 6.1%

AUTOS, TIRES, & ACCESSORIES -
4.9%

DaimlerChrysler AG (Reg.)         14,524                  1,129,241

TEXTILES & APPAREL - 1.2%

Boss (Hugo) AG                    2,463                   280,608

TOTAL DURABLES                                            1,409,849

FINANCE - 20.1%

BANKS - 6.6%

Deutsche Bank AG                  8,188                   587,179

Dresdner Bank AG                  13,164                  679,754

Julius Baer Holding AG            81                      244,188

                                                          1,511,121

INSURANCE - 13.5%

Allianz AG (Reg.)                 5,932                   1,802,834

Hannover Rueckversicherungs AG    1,847                   139,116

Munich Reinsurance AG (Reg.)      5,086                   1,162,643

                                                          3,104,593

TOTAL FINANCE                                             4,615,714

HEALTH - 1.8%

MEDICAL FACILITIES MANAGEMENT
- 1.8%

Fresenius Medical Care AG         5,691                   405,232

INDUSTRIAL MACHINERY &
EQUIPMENT - 10.7%

ELECTRICAL EQUIPMENT - 8.2%

ABB Ltd. (Reg) (Switzerland)      3,259                   328,921
(a)

Siemens AG                        17,295                  1,560,817

                                                          1,889,738



                                 SHARES                  VALUE (NOTE 1)

INDUSTRIAL MACHINERY &
EQUIPMENT - 2.5%

Heidelberger Druckmaschinen AG    6,026                  $ 355,982

Linde AG                          4,050                   215,540

                                                          571,522

TOTAL INDUSTRIAL MACHINERY &                              2,461,260
EQUIPMENT

MEDIA & LEISURE - 2.6%

BROADCASTING - 2.6%

Audiofina                         4,650                   234,473

Primacom AG                       2,345                   116,266

Television Francaise 1 SA         757                     237,971

                                                          588,710

RETAIL & WHOLESALE - 1.7%

APPAREL STORES - 0.2%

Ludwig Beck Am Rathausec AG       3,500                   49,844

GENERAL MERCHANDISE STORES -
1.5%

Vendex KBB NV                     11,504                  336,762

TOTAL RETAIL & WHOLESALE                                  386,606

SERVICES - 2.3%

LEASING & RENTAL - 0.9%

Apcoa Parking AG                  2,857                   210,969

SERVICES - 1.4%

GFK AG (a)                        2,800                   77,978

Suez Lyonnaise des Eaux           1,491                   241,433

                                                          319,411

TOTAL SERVICES                                            530,380

TECHNOLOGY - 6.2%

COMPUTER SERVICES & SOFTWARE
- 4.8%

Intershop Communication AG (a)    2,523                   318,051

SAP AG (Systeme Anwendungen       1,488                   554,258
Produkte)

Utimaco Safeware AG (a)           1,980                   223,909

                                                          1,096,218

ELECTRONICS - 1.4%

ELMOS Semiconductor AG (a)        2,300                   58,230

EPCOS AG (a)                      6,340                   260,634

                                                          318,864

TOTAL TECHNOLOGY                                          1,415,082

TRANSPORTATION - 0.3%

TRUCKING & FREIGHT - 0.3%

Stinnes AG (a)                    3,821                   73,360

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

UTILITIES - 25.7%

CELLULAR - 11.1%

Mannesmann AG (Reg.)              13,958                 $ 2,207,172

Orange PLC (a)                    14,140                  352,730

                                                          2,559,902

ELECTRIC UTILITY - 4.8%

Veba AG                           15,410                  837,022

Viag AG                           14,257                  262,443

                                                          1,099,465

TELEPHONE SERVICES - 9.8%

Deutsche Telekom AG               48,714                  2,253,379

TOTAL UTILITIES                                           5,912,746

TOTAL COMMON STOCKS                         20,590,702
(Cost $17,001,726)

NONCONVERTIBLE PREFERRED
STOCKS - 7.7%



DURABLES - 3.7%

AUTOS, TIRES, & ACCESSORIES -
3.7%

Bayerische Motoren Werke          36,890                  564,271
(BMW) AG (non-vtg.)

Porsche AG (non-vtg.)             101                     277,017

                                                          841,288

FINANCE - 2.8%

INSURANCE - 2.8%

Marschollek Lautenschlaeger       3,053                   645,732
und Partner AG

NONDURABLES - 1.2%

HOUSEHOLD PRODUCTS - 1.2%

Wella AG                          10,154                  283,854

TOTAL NONCONVERTIBLE                        1,770,874
PREFERRED STOCKS
(Cost $1,515,514)

CASH EQUIVALENTS - 2.0%



Central Cash Collateral Fund,     129,250                 129,250
5.26% (b)

Taxable Central Cash Fund,        321,019                 321,019
5.21% (b)

TOTAL CASH EQUIVALENTS                      450,269
(Cost $450,269)

TOTAL INVESTMENT PORTFOLIO -                              22,811,845
99.4%
(Cost $18,967,509)

NET OTHER ASSETS - 0.6%                                   147,292

NET ASSETS - 100%                          $ 22,959,137

LEGEND
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $32,155,232 and $43,678,320, respectively.
The fund participated in the security lending program. At period end, the value of securities loaned amounted to $106,077. The fund received cash collateral of $129,250 which was invested in the Central Cash Collateral Fund.
INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $19,172,650. Net unrealized appreciation aggregated $3,639,195, of which $4,083,109 related to appreciated investment securities and $443,914 related to depreciated investment securities.
At October 31, 1999, the fund had a capital loss carryforward of approximately $5,231,000 of which $2,136,000 and $3,095,000 will expire on October 31, 2006 and 2007, respectively.
GERMANY
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1999

ASSETS

Investment in securities, at               $ 22,811,845
value  (cost $18,967,509) -
See accompanying schedule

Foreign currency held at                    6,409
value  (cost $6,409)

Receivable for investments                  1,661,820
sold

Receivable for fund shares                  11,881
sold

Dividends receivable                        34,058

Interest receivable                         4,721

Redemption fees receivable                  36

Other receivables                           28

 TOTAL ASSETS                               24,530,798

LIABILITIES

Payable to custodian bank      $ 3,650

Payable for investments         1,328,064
purchased

Payable for fund shares         52,356
redeemed

Accrued management fee          13,715

Other payables and  accrued     44,626
expenses

Collateral on securities        129,250
loaned,  at value

 TOTAL LIABILITIES                          1,571,661

NET ASSETS                                 $ 22,959,137

Net Assets consist of:

Paid in capital                            $ 24,553,230

Accumulated undistributed net               (5,437,961)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 3,843,868
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 1,532,381                  $ 22,959,137
shares outstanding

NET ASSET VALUE and                         $14.98
redemption price per share
($22,959,137 (divided by)
1,532,381 shares)

Maximum offering price per                  $15.44
share (100/97.00 of $14.98)

STATEMENT OF OPERATIONS
 YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME                              $ 359,259
Dividends

Interest                                        32,431

Security lending                                28

                                                391,718

Less foreign taxes withheld                     (35,765)

 TOTAL INCOME                                   355,953

EXPENSES

Management fee                   $ 181,310

Transfer agent fees               98,318

Accounting and security           60,413
lending fees

Non-interested trustees'          81
compensation

Custodian fees and expenses       73,856

Registration fees                 20,774

Audit                             33,370

Legal                             109

Miscellaneous                     76

 Total expenses before            468,307
reductions

 Expense reductions               (27,723)      440,584

NET INVESTMENT INCOME (LOSS)                    (84,631)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (2,179,459)

 Foreign currency transactions    (5,912)       (2,185,371)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            2,402,057

 Assets and liabilities in        (4,105)       2,397,952
foreign currencies

NET GAIN (LOSS)                                 212,581

NET INCREASE (DECREASE) IN                     $ 127,950
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION                              $ 52,463
 Sales charges paid to FDC

 Sales charges - Retained by                   $ 52,463
FDC

 Expense Reductions                            $ 27,723
  Directed brokerage
arrangements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED OCTOBER 31, 1999  YEAR ENDED OCTOBER 31, 1998
ASSETS

Operations Net investment        $ (84,631)                   $ 48,103
income (loss)

 Net realized gain (loss)         (2,185,371)                  (3,233,307)

 Change in net unrealized         2,397,952                    827,872
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       127,950                      (2,357,332)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     -                            (6,803)
From net investment income

 From net realized gain           -                            (1,168,956)

 TOTAL DISTRIBUTIONS              -                            (1,175,759)

Share transactions Net            17,443,225                   46,714,688
proceeds from sales of shares

 Reinvestment of distributions    -                            1,171,719

 Cost of shares redeemed          (29,483,918)                 (22,470,888)

 NET INCREASE (DECREASE) IN       (12,040,693)                 25,415,519
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

Redemption fees                   76,837                       180,382

  TOTAL INCREASE (DECREASE)       (11,835,906)                 22,062,810
IN NET ASSETS

NET ASSETS

 Beginning of period              34,795,043                   12,732,233

 End of period (including        $ 22,959,137                 $ 34,795,043
undistributed net investment
income of $0 and $16,792,
respectively)

OTHER INFORMATION
Shares

 Sold                             1,168,030                    2,771,374

 Issued in reinvestment of        -                            93,141
distributions

 Redeemed                         (1,987,640)                  (1,474,029)

 Net increase (decrease)          (819,610)                    1,390,486


FINANCIAL HIGHLIGHTS
YEARS ENDED OCTOBER 31,          1999      1998       1997      1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 14.79   $ 13.24    $ 11.34   $ 10.00
period

Income from Investment
Operations

Net investment income (loss)      (.05) C   .03 C, I   (.02) C   .01

Net realized and unrealized       .19       2.65 D     2.21      1.31
gain (loss)

Total from investment             .14       2.68       2.19      1.32
operations

Less Distributions

 From net investment income       -         (.01) F    (.01)     -

From net realized gain            -         (1.24) F   (.35)     -

Total distributions               -         (1.25)     (.36)     -

Redemption fees added to paid     .05       .12        .07       .02
in capital

Net asset value, end of period   $ 14.98   $ 14.79    $ 13.24   $ 11.34

TOTAL RETURN A, B                 1.28%     22.81%     20.47%    13.40%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 22,959  $ 34,795   $ 12,732  $ 7,178
(000 omitted)

Ratio of expenses to average      1.90%     1.76%      2.00% G   2.00% G
net assets

Ratio of expenses to average      1.79% H   1.74% H    2.00%     2.00%
net assets after expense
reductions

Ratio of net investment           (.34)%    .20%       (.18)%    .12%
income (loss) to average net
assets

Portfolio turnover rate           132%      139%       120%      133%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.
C NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.
D THE AMOUNT SHOWN FOR A
SHARE OUTSTANDING DOES NOT
CORRESPOND WITH THE
AGGREGATE NET LOSS ON
INVESTMENTS FOR THE PERIOD
DUE TO THE TIMING OF SALES
AND REPURCHASES OF FUND
SHARES IN RELATION TO
FLUCTUATING MARKET VALUES OF
THE INVESTMENTS OF THE FUND.
E FOR THE PERIOD NOVEMBER 1,
1995 (COMMENCEMENT OF
OPERATIONS) TO OCTOBER 31,
1996.
F THE AMOUNTS SHOWN REFLECT
CERTAIN RECLASSIFICATIONS
RELATED TO BOOK TO TAX
DIFFERENCES.
G FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER.
H FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.
I INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.08 PER
SHARE.

UNITED KINGDOM
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1994     PAST 1 YEAR  LIFE OF FUND

FIDELITY UNITED KINGDOM            12.49%       73.79%

FIDELITY UNITED KINGDOM            9.11%        68.58%
(INCL. 3.00% SALES CHARGE)

FT-All-Shares                      16.52%       98.87%

European Region Funds Average      10.72%       n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the FT-All-Shares Index - a market capitalization-weighted index of over 840 stocks traded in the U.K. market. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 138 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1994     PAST 1 YEAR  LIFE OF FUND

FIDELITY UNITED KINGDOM            12.49%       14.82%

FIDELITY UNITED KINGDOM            9.11%        13.95%
(INCL. 3.00% SALES CHARGE)

FT-All-Shares                      16.52%       18.75%

European Region Funds Average      10.72%       n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             United Kingdom              FTSE Actuaries All Shares
             00344                       FT001
  1995/11/01       9700.00                    10000.00
  1995/11/30       9573.90                    10045.63
  1995/12/31       9778.19                    10332.30
  1996/01/31       9729.49                    10310.34
  1996/02/29       9963.23                    10460.66
  1996/03/31      10099.58                    10580.27
  1996/04/30      10411.24                    10783.02
  1996/05/31      10722.89                    10999.14
  1996/06/30      10596.28                    10897.13
  1996/07/31      10430.72                    10838.63
  1996/08/31      10927.42                    11423.97
  1996/09/30      11005.33                    11641.61
  1996/10/31      11579.95                    12221.95
  1996/11/30      12183.78                    12823.08
  1996/12/31      12575.73                    13285.32
  1997/01/31      12205.27                    12911.20
  1997/02/28      12555.71                    13299.67
  1997/03/31      12565.72                    13420.62
  1997/04/30      12665.85                    13546.04
  1997/05/31      13016.28                    14119.45
  1997/06/30      13216.53                    14307.89
  1997/07/31      13526.92                    14788.25
  1997/08/31      13366.72                    14587.42
  1997/09/30      14408.03                    15706.71
  1997/10/31      14227.80                    15250.76
  1997/11/30      14347.95                    15309.01
  1997/12/31      14686.21                    15781.29
  1998/01/31      15115.63                    16509.20
  1998/02/28      16103.30                    17613.50
  1998/03/31      17037.29                    18678.26
  1998/04/30      17048.02                    18737.66
  1998/05/31      16919.20                    18390.36
  1998/06/30      16790.37                    18462.12
  1998/07/31      16146.24                    18059.16
  1998/08/31      13902.51                    16565.85
  1998/09/30      14428.55                    16189.75
  1998/10/31      14986.80                    17067.41
  1998/11/30      15684.61                    17671.51
  1998/12/31      16201.58                    18175.13
  1999/01/31      16109.46                    18101.10
  1999/02/28      16512.48                    18527.57
  1999/03/31      17088.23                    19246.07
  1999/04/30      17779.13                    20125.69
  1999/05/31      16903.99                    19140.07
  1999/06/30      16834.90                    19232.10
  1999/07/31      17111.26                    19639.91
  1999/08/31      17088.23                    19666.90
  1999/09/30      16719.75                    19405.59
  1999/10/29      16857.93                    19887.49
IMATRL PRASUN   SHR__CHT 19991031 19991111 124750 R00000000000051
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity United Kingdom Fund on November 1, 1995, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have grown to $16,858 - a 68.58% increase on the initial investment. For comparison, look at how the FT-All-Shares Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $19,887 - a 98.87% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
UNITED KINGDOM
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Frederic Gautier, Portfolio Manager of Fidelity United Kingdom Fund
Q. HOW DID THE FUND PERFORM, FREDERIC?
A. For the 12-month period that ended October 31, 1999, the fund posted a total return of 12.49%, compared to 16.52% for the FT-All-Shares Index and 10.72% for the European region funds average tracked by Lipper Inc.
Q. WHY DID THE FUND LAG ITS BENCHMARK DURING THE PERIOD?
A. The fund's limited exposure to cyclicals - or, companies whose prospects rise and fall with the economy - and value-oriented companies detracted from relative performance as both groups rose during the period. The fund's slight overweighting in banks relative to the benchmark hurt as well, as concerns over higher interest rates overshadowed many strong earnings stories. All in all, strong stock picking, as well as some good exposure to the recovery in oil and the rally in telecommunications, limited the fund's downside.
Q. WHAT OTHER FACTORS INFLUENCED PERFORMANCE?
A. Our positioning within the building and construction industry, which benefited from historically low interest-rate levels, paid off for the fund. I propped up the fund's position in telecommunications by adding appreciably to its stake in Vodafone AirTouch - the fund's top holding at the close of the period. I gained exposure to the Internet by way of advertising firms such as Saatchi & Saatchi, beneficiaries of the emerging Net culture. Riding a generally strong period for technology stocks, the fund's position in accounting and business-software solutions provider Sage Group, as well the inclusion of Sema Group - a company that provides information technology systems solutions - contributed to fund returns. Additionally, the fund benefited relative to the benchmark from not owning key components Sainsbury and Marks & Spencer, which did poorly during the period. Conversely, the exposure we did have to clothing retailers - although limited - hurt performance, as local players recoiled in response to Wal-Mart's impending arrival in the U.K. Some of the fund's holdings among food manufacturers also dragged on performance.
Q. WHICH STOCKS LIFTED PERFORMANCE?
A. Vodafone AirTouch emerged as one of the most influential wireless players in the global arena. Its stock rose steadily during the period on the back of increased subscriber growth and the company's optimal positioning with respect to rising data traffic. British Telecommunications also added meaningfully to performance. Royal Bank of Scotland benefited from strong earnings growth and some new ventures that looked to add significant value to the firm. Shares of BP Amoco rose along side the price of oil.
Q. WHICH STOCKS DETRACTED?
A. Brewer and pub retailer Scottish & Newcastle suffered from depressed earnings levels amid a negative pricing environment. Scottish & Southern Energy, an electric utility provider, fell in line with a weak utility sector in response to rising interest rates, despite gaining cost efficiencies from the merger of Scottish Hydro-Electric and Southern Electric, which occurred during the period. Although fundamentally sound, shares of Bank of Ireland were beaten down, as were many large-cap Irish stocks during this time frame. The stock responded to intense selling pressures from investors looking to further reallocate their portfolios away from domestic players to comparable firms among the euro member states.
Q. WHAT'S YOUR OUTLOOK?
A. It remains positive. If you look at the makeup of the fund at the close of the period, you would see approximately the same level of earnings growth as the market looking forward, as well as from a historical standpoint. Yet, the aggregate price-to-earnings ratio of the fund was about 10% lower overall. So, shareholders have a fund with similar earnings dynamics to the market, but it's around 10% cheaper in a sense. On top of that, I don't plan to emphasize any particular sector over another, and instead will aim to add value through individual security selection.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-2.

FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of British issuers
FUND NUMBER: 344
TRADING SYMBOL: FUTYF
START DATE: November 1, 1995
SIZE: as of October 31, 1999, more than
$6 million
MANAGER: Frederic Gautier, since 1998;
manager, various Fidelity funds through Fidelity
International Limited, since 1995; joined Fidelity in 1994
(checkmark)
UNITED KINGDOM

INVESTMENT CHANGES




AS OF OCTOBER 31, 1999
Ireland 5.7%
United States 0.7%
Row: 1, Col: 1, Value: 5.7
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 93.59999999999999
Row: 1, Col: 4, Value: 0.7000000000000001
United Kingdom 93.6%
GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S NET ASSETS)

AS OF APRIL 30, 1999
Ireland 5.0%
United States 1.7%
South Africa 0.2%
Row: 1, Col: 1, Value: 5.0
Row: 1, Col: 2, Value: 0.2
Row: 1, Col: 3, Value: 93.09999999999999
Row: 1, Col: 4, Value: 1.7
United Kingdom 93.1%
PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF FUTURES CONTRACTS, IF
APPLICABLE.
ASSET ALLOCATION

                             % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                     MONTHS AGO

Stocks                        99.3                    98.3

Short-Term Investments  and   0.7                     1.7
Net Other Assets

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS
A PERCENTAGE OF THE FUND'S INVESTMENTS.

TOP TEN STOCKS AS OF OCTOBER
31, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Vodafone AirTouch PLC           8.0                     4.9
(Cellular)

BP Amoco PLC (Oil & Gas)        6.1                     7.0

British Telecommunications      5.0                     5.0
PLC (Telephone Services)

Glaxo Wellcome PLC  (Drugs &    4.5                     4.0
Pharmaceuticals)

Shell Transport & Trading Co.   3.8                     3.4
PLC (Reg.) (Oil & Gas)

SmithKline Beecham PLC          3.7                     4.2
(Drugs & Pharmaceuticals)

Lloyds TSB Group PLC (Banks)    3.5                     4.0

National Westminster Bank PLC   2.5                     3.3
 (Banks)

Royal Bank of Scotland Group    2.5                     2.3
PLC  (Banks)

General Electric Co. PLC        2.3                     1.7
(Electrical Equipment)

                                41.9                    39.8

TOP TEN MARKET SECTORS AS OF
OCTOBER 31, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

FINANCE                         26.4                    27.6

UTILITIES                       17.1                    14.2

HEALTH                          11.6                    10.1

ENERGY                          9.9                     10.4

NONDURABLES                     6.2                     8.9

RETAIL & WHOLESALE              5.3                     6.9

MEDIA & LEISURE                 4.2                     2.7

SERVICES                        3.5                     4.0

CONSTRUCTION & REAL ESTATE      3.4                     5.5

INDUSTRIAL MACHINERY &          3.2                     2.3
EQUIPMENT


UNITED KINGDOM

INVESTMENTS OCTOBER 31, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 99.3%

                                 SHARES                 VALUE (NOTE 1)

AEROSPACE & DEFENSE - 0.8%

British Aerospace PLC             8,700                 $ 50,859

BASIC INDUSTRIES - 2.4%

CHEMICALS & PLASTICS - 0.1%

Wardle Storeys PLC                1,900                  9,842

METALS & MINING - 1.1%

Johnson Matthey PLC               7,500                  69,496

PAPER & FOREST PRODUCTS - 1.2%

Jefferson Smurfit Group PLC       29,300                 76,429

TOTAL BASIC INDUSTRIES                                   155,767

CONSTRUCTION & REAL ESTATE -
3.4%

BUILDING MATERIALS - 1.8%

CRH PLC                           5,050                  95,624

Meyer International PLC           4,400                  24,709

                                                         120,333

CONSTRUCTION - 0.8%

George Wimpey PLC                 12,000                 23,482

Persimmon PLC                     7,990                  27,066

                                                         50,548

REAL ESTATE - 0.8%

Minerva PLC                       13,750                 50,195

TOTAL CONSTRUCTION & REAL                                221,076
ESTATE

DURABLES - 0.6%

HOME FURNISHINGS - 0.6%

Carpetright PLC                   4,600                  34,644

ENERGY - 9.9%

OIL & GAS - 9.9%

BP Amoco PLC                      40,286                 387,753

Shell Transport & Trading Co.     32,150                 245,814
PLC (Reg.)

                                                         633,567

FINANCE - 26.4%

BANKS - 14.6%

Bank of Ireland, Inc.             18,500                 145,001

HSBC Holdings PLC (Reg.)          11,900                 146,519

Lloyds TSB Group PLC              16,191                 224,045

National Westminster Bank PLC     7,150                  161,548

Royal Bank of Scotland Group      7,000                  161,381
PLC

Standard Chartered PLC            7,150                  100,350

                                                         938,844

CREDIT & OTHER FINANCE - 1.6%

Alliance & Leicester PLC          7,200                  105,136

INSURANCE - 6.3%

Domestic & General Group PLC      5,250                  47,482

Hogg Robinson PLC                 12,700                 58,005

Independent Insurance PLC         13,500                 61,492



                                 SHARES                 VALUE (NOTE 1)

Irish Life & Permanent PLC        5,000                 $ 51,748

Norwich Union PLC                 11,100                 85,195

Royal & Sun Alliance              7,909                  53,843
Insurance  Group PLC

Sun Life & Provincial Holding     6,600                  49,300
PLC

                                                         407,065

INVESTMENT COMPANIES - 1.2%

3I Group PLC                      6,100                  76,134

SECURITIES INDUSTRY - 2.7%

Amvescap PLC                      11,600                 103,768

Man (E D & F) Group PLC           11,650                 67,817

                                                         171,585

TOTAL FINANCE                                            1,698,764

HEALTH - 11.6%

DRUGS & PHARMACEUTICALS - 10.9%

AstraZeneca Group PLC (Reg.)      1,800                  82,350

Glaxo Wellcome PLC                9,772                  292,549

Nycomed Amersham PLC              5,400                  32,900

SmithKline Beecham PLC            18,839                 241,139

SSL International PLC             5,213                  55,763

                                                         704,701

MEDICAL EQUIPMENT & SUPPLIES
- 0.7%

Smith & Nephew PLC                13,300                 42,866

TOTAL HEALTH                                             747,567

INDUSTRIAL MACHINERY &
EQUIPMENT - 3.2%

ELECTRICAL EQUIPMENT - 2.3%

General Electric Co. PLC          13,700                 149,025

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.9%

FKI PLC                           20,250                 53,112

TOTAL INDUSTRIAL MACHINERY &                             202,137
EQUIPMENT

MEDIA & LEISURE - 4.2%

BROADCASTING - 1.2%

Capital Radio PLC                 4,500                  73,924

ENTERTAINMENT - 1.1%

Granada Group PLC                 8,600                  68,022

PUBLISHING - 0.9%

Daily Mail & General Trust        1,150                  59,190
PLC Class A

RESTAURANTS - 1.0%

Enterprise Inns PLC               9,600                  66,302

TOTAL MEDIA & LEISURE                                    267,438

NONDURABLES - 6.2%

BEVERAGES - 2.5%

Allied Domecq PLC                 10,000                 56,238

Scottish & Newcastle PLC          11,500                 107,223

                                                         163,461

COMMON STOCKS - CONTINUED

                                 SHARES                 VALUE (NOTE 1)

NONDURABLES - CONTINUED

FOODS - 1.5%

Hazlewood Foods PLC               23,850                $ 37,258

Matthews (Bernard) PLC            11,150                 21,269

Tomkins PLC                       11,609                 39,373

                                                         97,900

HOUSEHOLD PRODUCTS - 1.1%

Unilever PLC                      7,600                  70,656

TOBACCO - 1.1%

British American Tobacco PLC      10,326                 68,430

TOTAL NONDURABLES                                        400,447

RETAIL & WHOLESALE - 5.3%

APPAREL STORES - 0.6%

Arcadia Group PLC                 6,600                  16,632

New Look Group PLC                6,700                  18,840

                                                         35,472

GENERAL MERCHANDISE STORES -
1.5%

Kingfisher PLC                    9,100                  99,436

GROCERY STORES - 2.1%

Safeway PLC                       2,900                  9,108

Tesco PLC                         43,000                 127,984

                                                         137,092

RETAIL & WHOLESALE,
MISCELLANEOUS - 1.1%

Dixons Group PLC                  2,150                  38,112

Great Universal Stores PLC        4,300                  32,668
Class A

                                                         70,780

TOTAL RETAIL & WHOLESALE                                 342,780

SERVICES - 3.5%

ADVERTISING - 1.7%

Saatchi & Saatchi PLC             28,650                 110,713

SERVICES - 1.8%

Reuters Group PLC                 6,900                  64,164

Taylor Nelson Sofres PLC          3,800                  11,466

Thomson Travel Group PLC          25,200                 39,160

                                                         114,790

TOTAL SERVICES                                           225,503

TECHNOLOGY - 2.4%

COMPUTER SERVICES & SOFTWARE
- 2.4%

Informa Group PLC                 5,300                  35,384

Sage Group PLC                    1,600                  82,115

Sema Group PLC                    2,900                  37,912

                                                         155,411

TRANSPORTATION - 2.3%

AIR TRANSPORTATION - 0.8%

BAA PLC                           6,750                  49,560



                                 SHARES                 VALUE (NOTE 1)

TRUCKING & FREIGHT - 1.5%

NFC PLC                           14,200                $ 45,767

Stagecoach Holdings PLC           17,800                 50,638

                                                         96,405

TOTAL TRANSPORTATION                                     145,965

UTILITIES - 17.1%

CELLULAR - 8.0%

Vodafone AirTouch PLC             106,675                511,374

ELECTRIC UTILITY - 3.3%

Independent Energy Holdings       1,100                  29,394
PLC (a)

National Grid Group PLC           10,283                 76,853

Scottish & Southern Energy PLC    11,400                 108,259

                                                         214,506

TELEPHONE SERVICES - 5.0%

British Telecommunications PLC    17,900                 322,200

WATER - 0.8%

Severn Trent PLC                  3,700                  53,146

TOTAL UTILITIES                                          1,101,226

TOTAL COMMON STOCKS                         6,383,151
(Cost $5,639,485)

CASH EQUIVALENTS - 0.5%



Taxable Central Cash Fund,        33,945                 33,945
5.21% (b) (Cost $33,945)

TOTAL INVESTMENT PORTFOLIO -                             6,417,096
99.8%
(Cost $5,673,430)

NET OTHER ASSETS - 0.2%                                  12,412

NET ASSETS - 100%                          $ 6,429,508

LEGEND
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $5,183,473 and $6,266,946, respectively.
INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $5,696,664. Net unrealized appreciation aggregated $720,432, of which $1,083,067 related to appreciated investment securities and $362,635 related to depreciated investment securities.
The fund hereby designates approximately $239,000 as a capital gain dividend for the purpose of the dividend paid deduction.
At October 31, 1999, the fund had a capital loss carryforward of approximately $2,000, all of which will expire on October 31, 2007. UNITED KINGDOM
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1999

ASSETS

Investment in securities, at              $ 6,417,096
value  (cost $5,673,430) -
See accompanying schedule

Cash                                       20,249

Receivable for investments                 171,541
sold

Receivable for fund shares                 1,862
sold

Dividends receivable                       12,047

Interest receivable                        322

Receivable from investment                 13,896
adviser for expense
reductions

 TOTAL ASSETS                              6,637,013

LIABILITIES

Payable for investments        $ 161,079
purchased

Payable for fund shares         4,651
redeemed

Other payables and  accrued     41,775
expenses

 TOTAL LIABILITIES                         207,505

NET ASSETS                                $ 6,429,508

Net Assets consist of:

Paid in capital                           $ 5,677,367

Undistributed net investment               33,638
income

Accumulated undistributed net              (25,058)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                743,561
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 439,189                   $ 6,429,508
shares outstanding

NET ASSET VALUE and                        $14.64
redemption price per share
($6,429,508 (divided by)
439,189 shares)

Maximum offering price per                 $15.09
share (100/97.00 of $14.64)

STATEMENT OF OPERATIONS
 YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME                            $ 184,475
Dividends

Interest                                      5,041

                                              189,516

Less foreign taxes withheld                   (18,713)

 TOTAL INCOME                                 170,803

EXPENSES

Management fee                   $ 49,300

Transfer agent fees               21,017

Accounting fees and expenses      60,031

Non-interested trustees'          25
compensation

Custodian fees and expenses       56,962

Registration fees                 18,555

Audit                             33,694

Legal                             29

Miscellaneous                     16

 Total expenses before            239,629
reductions

 Expense reductions               (106,168)   133,461

NET INVESTMENT INCOME                         37,342

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            61,258

 Foreign currency transactions    (212)       61,046

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            703,694

 Assets and liabilities in        (61)        703,633
foreign currencies

NET GAIN (LOSS)                               764,679

NET INCREASE (DECREASE) IN                   $ 802,021
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION                            $ 5,957
 Sales charges paid to FDC

 Sales charges - Retained by                 $ 5,957
FDC

 Expense Reductions                          $ 105,032
  FMR reimbursement

  Directed brokerage                          1,136
arrangements

                                             $ 106,168

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED OCTOBER 31, 1999  YEAR ENDED OCTOBER 31, 1998
ASSETS

Operations Net investment        $ 37,342                     $ 94,463
income

 Net realized gain (loss)         61,046                       574,852

 Change in net unrealized         703,633                      (519,997)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       802,021                      149,318
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (69,464)                     (115,006)
From net investment income

 From net realized gain           (411,822)                    (484,235)

 TOTAL DISTRIBUTIONS              (481,286)                    (599,241)

Share transactions Net            1,697,930                    6,741,898
proceeds from sales of shares

 Reinvestment of distributions    460,462                      598,563

 Cost of shares redeemed          (2,968,242)                  (5,731,991)

 NET INCREASE (DECREASE) IN       (809,850)                    1,608,470
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

Redemption fees                   3,189                        48,025

  TOTAL INCREASE (DECREASE)       (485,926)                    1,206,572
IN NET ASSETS

NET ASSETS

 Beginning of period              6,915,434                    5,708,862

 End of period (including        $ 6,429,508                  $ 6,915,434
undistributed net investment
income of $33,638 and
$99,432, respectively)

OTHER INFORMATION
Shares

 Sold                             114,788                      455,368

 Issued in reinvestment of        34,466                       43,658
distributions

 Redeemed                         (205,450)                    (405,257)

 Net increase (decrease)          (56,196)                     93,769


FINANCIAL HIGHLIGHTS
YEARS ENDED OCTOBER 31,          1999      1998      1997      1996 D

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 13.96   $ 14.21   $ 11.89   $ 10.00
period

Income from Investment
Operations

Net investment income             .08 C     .19 C     .31 C     .16

Net realized and unrealized       1.56      .46       2.31      1.75
gain (loss)

Total from investment             1.64      .65       2.62      1.91
operations

Less Distributions

 From net investment income       (.14)     (.19)     (.13)     (.04)

From net realized gain            (.83)     (.80)     (.20)     -

Total distributions               (.97)     (.99)     (.33)     (.04)

Redemption fees added to paid     .01       .09       .03       .02
in capital

Net asset value, end of period   $ 14.64   $ 13.96   $ 14.21   $ 11.89

TOTAL RETURN A, B                 12.49%    5.33%     22.87%    19.38%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 6,430   $ 6,915   $ 5,709   $ 2,656
(000 omitted)

Ratio of expenses to average      2.00% E   2.02% E   2.00% E   2.00% E
net assets

Ratio of expenses to average      1.98% F   2.01% F   1.99% F   1.97% F
net assets after expense
reductions

Ratio of net investment           .55%      1.26%     2.36%     1.62%
income to average net assets

Portfolio turnover rate           78%       191%      96%       50%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.
C NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.
D FOR THE PERIOD NOVEMBER 1,
1995 (COMMENCEMENT OF
OPERATIONS) TO OCTOBER 31,
1996.
E FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER.
F FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity France Fund, Fidelity Germany Fund, and Fidelity United Kingdom Fund (the funds) are funds of Fidelity Investment Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. Each fund may be subject to foreign taxes on income and gains on investments which are accrued based upon each fund's understanding of the tax rules and regulations that exist in the markets in which they invest. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. Each fund accrues such taxes as applicable. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions/passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards, and losses deferred due to wash sales. Certain funds also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in France, Germany, and United Kingdom less than 90 days are subject to a short-term trading fee equal to 1.50% of the proceeds of the redeemed shares. These fees, which are retained by the funds, are accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. Certain funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the funds, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the funds may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the funds are recorded as either interest income or security lending income in the accompanying financial statements.
RESTRICTED SECURITIES. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, no funds had investments in restricted securities.
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45% for each fund. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, each fund's management fee was equivalent to the following annual rates expressed as a percentage of average net assets:
France  .74%
Germany  .74%
United Kingdom  .73%
SUB-ADVISER FEE. FMR, on behalf of the funds, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research Far East Inc. and Fidelity International Investment Advisors (FIIA). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.
SALES LOAD. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the funds. FDC receives a sales charge of up to 3% for selling shares of each fund. The amounts received and retained by FDC for sales charges are shown under the caption "Other Information" on each fund's Statement of Operations. TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates as a percentage of the average net assets:
 France  .37%
 Germany  .40%
 United Kingdom  .31%
ACCOUNTING AND SECURITY LENDING FEES. FSC maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.
5. SECURITY LENDING.
Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Information regarding the value of securities loaned and the value of collateral at period end is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
6. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse each fund's operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above an annual rate of 2.00% of average net assets of each of the applicable funds.
FMR has directed certain portfolio trades to brokers who paid a portion of certain funds' expenses.
In addition, through arrangements with certain funds custodian and transfer agent, credits realized on uninvested cash balances were used to reduce a portion of certain funds' expenses.
For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's Statement of Operations.
7. BENEFICIAL INTEREST.
At the end of the period, FMR and its affiliates were record owners of more than 5% of the outstanding shares of the following funds:
FUND               % OWNERSHIP

France             18%

United Kingdom     27%

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Investment Trust and the Shareholders of:
Fidelity France Fund,
Fidelity Germany Fund,
Fidelity United Kingdom Fund:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity France Fund, Fidelity Germany Fund and Fidelity United Kingdom Fund (funds of Fidelity Investment Trust) at October 31, 1999, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
December 15, 1999
DISTRIBUTIONS


Each fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.
The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:
   FUND        PAY DATE INCOME TAXES

United Kingdom 12/07/98 $.463 $.055
The funds will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.


[This page left intentionally blank.]
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc.,
 London, England
Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan
Fidelity International Investment Advisors
Fidelity International Investment Advisors
 (U.K.) Limited
OFFICERS
Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
Richard A. Spillane, Jr., VICE PRESIDENT
Eric D. Roiter, SECRETARY
Richard A. Silver, TREASURER
Matthew N. Karstetter, DEPUTY TREASURER
John H. Costello, ASSISTANT TREASURER
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
Abigail P. Johnson
Ned C. Lautenbach
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIANS
Brown Brothers Harriman & Co.
Boston, MA
FIDELITY'S INTERNATIONAL EQUITY FUNDS
Canada Fund
Diversified International Fund
Emerging Markets Fund
Europe Fund
Europe Capital Appreciation Fund
France Fund
Germany Fund
Global Balanced Fund
Hong Kong and China Fund
International Growth & Income Fund
International Value Fund
Japan Fund
Japan Smaller Companies Fund
Latin America Fund
Nordic Fund
Overseas Fund
Pacific Basin Fund
Southeast Asia Fund
United Kingdom Fund
Worldwide Fund
CORPORATE HEADQUARTERS
82 Devonshire Street
Boston, MA 02109
www.fidelity.com
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-6666
Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FAST SM)  1-800-544-5555

 AUTOMATED LINE FOR QUICKEST SERVICE

(registered trademark)
 BULK RATE
U.S. Postage
PAID
Fidelity
Investments
P.O. Box 193
Boston, MA 02101


(2_FIDELITY_LOGOS)FIDELITY'S(REGISTERED TRADEMARK)
TARGETED INTERNATIONAL EQUITY
FUNDS
Fidelity Canada Fund
Fidelity Emerging Markets Fund
Fidelity Europe Fund
Fidelity Europe Capital Appreciation Fund
Fidelity Hong Kong and China Fund
Fidelity Japan Fund
Fidelity Japan Smaller Companies Fund
Fidelity Latin America Fund
Fidelity Nordic Fund
Fidelity Pacific Basin Fund
Fidelity Southeast Asia Fund
ANNUAL REPORT
FOR THE YEAR ENDING
OCTOBER 31, 1999
AND
PROSPECTUS
DATED DECEMBER 29, 1999
CONTENTS



MARKET RECAP                   A-4                       A REVIEW OF WHAT HAPPENED IN
                                                         WORLD MARKETS  DURING THE
                                                         PAST 12 MONTHS.

CANADA FUND                    A-5 A-6 A-7 A-8 A-12      PERFORMANCE FUND TALK: THE
                                                         MANAGERS' OVERVIEW
                                                         INVESTMENT CHANGES
                                                         INVESTMENTS FINANCIAL
                                                         STATEMENTS

EMERGING MARKETS FUND          A-14 A-15 A-16 A-17 A-20  PERFORMANCE FUND TALK: THE
                                                         MANAGER'S OVERVIEW
                                                         INVESTMENT CHANGES
                                                         INVESTMENTS FINANCIAL
                                                         STATEMENTS

EUROPE FUND                    A-22 A-23 A-24 A-25 A-28  PERFORMANCE FUND TALK: THE
                                                         MANAGER'S OVERVIEW
                                                         INVESTMENT CHANGES
                                                         INVESTMENTS FINANCIAL
                                                         STATEMENTS

EUROPE CAPITAL APPRECIATION    A-30 A-31 A-32 A-33 A-36  PERFORMANCE FUND TALK: THE
FUND                                                     MANAGER'S OVERVIEW
                                                         INVESTMENT CHANGES
                                                         INVESTMENTS FINANCIAL
                                                         STATEMENTS

HONG KONG AND CHINA FUND       A-38 A-39 A-40 A-41 A-44  PERFORMANCE FUND TALK: THE
                                                         MANAGER'S OVERVIEW
                                                         INVESTMENT CHANGES
                                                         INVESTMENTS FINANCIAL
                                                         STATEMENTS

JAPAN FUND                     A-46 A-47 A-48 A-49 A-52  PERFORMANCE FUND TALK: THE
                                                         MANAGER'S OVERVIEW
                                                         INVESTMENT CHANGES
                                                         INVESTMENTS FINANCIAL
                                                         STATEMENTS

JAPAN SMALLER COMPANIES FUND   A-54 A-55 A-56 A-57 A-60  PERFORMANCE FUND TALK: THE
                                                         MANAGER'S OVERVIEW
                                                         INVESTMENT CHANGES
                                                         INVESTMENTS FINANCIAL
                                                         STATEMENTS

LATIN AMERICA FUND             A-62 A-63 A-64 A-65 A-67  PERFORMANCE FUND TALK: THE
                                                         MANAGER'S OVERVIEW
                                                         INVESTMENT CHANGES
                                                         INVESTMENTS FINANCIAL
                                                         STATEMENTS

NORDIC FUND                    A-69 A-70 A-71 A-72 A-74  PERFORMANCE FUND TALK: THE
                                                         MANAGER'S OVERVIEW
                                                         INVESTMENT CHANGES
                                                         INVESTMENTS FINANCIAL
                                                         STATEMENTS

PACIFIC BASIN FUND             A-76 A-77 A-78 A-79 A-83  PERFORMANCE FUND TALK: THE
                                                         MANAGER'S OVERVIEW
                                                         INVESTMENT CHANGES
                                                         INVESTMENTS FINANCIAL
                                                         STATEMENTS

SOUTHEAST ASIA FUND            A-85 A-86 A-87 A-88 A-91  PERFORMANCE FUND TALK: THE
                                                         MANAGER'S OVERVIEW
                                                         INVESTMENT CHANGES
                                                         INVESTMENTS FINANCIAL
                                                         STATEMENTS

NOTES TO FINANCIAL STATEMENTS  A-93                      NOTES TO THE FINANCIAL
                                                         STATEMENTS

REPORT OF INDEPENDENT          A-97                      THE AUDITORS' OPINION
ACCOUNTANTS

INDEPENDENT AUDITORS' REPORT   A-98                      THE AUDITORS' OPINION

DISTRIBUTIONS                  A-99

PROSPECTUS                     P-1


Third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. This report is printed on recycled paper using soy-based inks.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF EACH FUND'S PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.
THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-6666 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
MARKET RECAP


It took over 100 interest-rate cuts by central banks around the world to defuse the powder keg that characterized global equity markets 12 months ago. Those easings sparked a dramatic worldwide recovery and, in a few cases - particularly in the U.S. - were so powerful that some of the easings needed to be reversed. The bottom line, however, is that the world was a much better place to invest in at the conclusion of the 12 months ending October 31, 1999, than it was at the beginning of the period.
EUROPE: European markets offered mixed results over the past 12 months. In that time, the Morgan Stanley Capital International Europe Index returned 12.79%. The U.K. posted the most impressive market returns, due in large part to the strength of the vibrant telecommunications industry. Italy and Germany, meanwhile, lagged behind, mostly due to fears of higher interest rates. The weak performance of the euro - the new single currency of 11 European nations that was introduced January 1, 1999 - didn't help matters. An additional detriment was the subpar performance of many of Europe's largest pharmaceutical companies, which suffered due to non-compelling product introductions and slow revenue growth. On a positive note, cross-border consolidation played a significant role across the European corporate landscape, as merger, acquisition and takeover bid announcements were almost daily occurrences.
EMERGING MARKETS: A year ago, the emerging markets' outlook was bleak. Currency problems were the norm for several regions, and market volatility reigned supreme. In the fall of 1999, however, the markets tell a different story. Over the past 12 months, the Morgan Stanley Capital International Emerging Markets Free Index returned 44.63%. Several factors contributed to this about-face, including lower interest rates and favorable export and trade data. Sentiment shifts were evident in markets such as Singapore, Thailand and especially India, where the strong performance of technology stocks helped propel that market to phenomenal returns. Latin America was also a comeback story, as Brazil rebounded nicely from it currency devaluation in January. Mexico, however, slipped over the past several months due to concerns about interest rates and fears of a potentially weaker peso. JAPAN AND THE FAR EAST: For overseas investors, Japan was the place to be for the 12-month period that ended October 31, 1999. A renewed emphasis on corporate restructuring and shareholder


 Standard & Poor's 500 Index(registered trademark) Morgan Stanley Capital International Europe, Australasia, Far East Index
 * YEAR TO DATE THROUGH OCTOBER 31, 1999.
Row: 1, Col: 1, Value: nil
Row: 1, Col: 2, Value: nil
Row: 2, Col: 1, Value: 6.1
Row: 2, Col: 2, Value: 7.38
Row: 3, Col: 1, Value: 31.57
Row: 3, Col: 2, Value: 56.16
Row: 4, Col: 1, Value: 18.56
Row: 4, Col: 2, Value: 69.44000000000001
Row: 5, Col: 1, Value: 5.1
Row: 5, Col: 2, Value: 24.63
Row: 6, Col: 1, Value: 16.61
Row: 6, Col: 2, Value: 28.27
Row: 7, Col: 1, Value: 31.69
Row: 7, Col: 2, Value: 10.53
Row: 8, Col: 1, Value: -3.1
Row: 8, Col: 2, Value: -23.45
Row: 9, Col: 1, Value: 30.47
Row: 9, Col: 2, Value: 12.13
Row: 10, Col: 1, Value: 7.619999999999999
Row: 10, Col: 2, Value: -12.17
Row: 11, Col: 1, Value: 10.08
Row: 11, Col: 2, Value: 32.56
Row: 12, Col: 1, Value: 1.32
Row: 12, Col: 2, Value: 7.78
Row: 13, Col: 1, Value: 37.58
Row: 13, Col: 2, Value: 11.21
Row: 14, Col: 1, Value: 22.96
Row: 14, Col: 2, Value: 6.05
Row: 15, Col: 1, Value: 32.11
Row: 15, Col: 2, Value: 4.819999999999999
Row: 16, Col: 1, Value: 21.99
Row: 16, Col: 2, Value: -30.99
Row: 17, Col: 1, Value: 25.67
Row: 17, Col: 2, Value: 44.63
%
value - combined with the Japanese government's willingness to create more of a free-enterprise market system - proved successful. For the period, the Morgan Stanley Capital International Japan Index returned 58.40% and Japan's TOPIX Index returned 69.97%. Other Asian markets also received a vicarious boost from Japan: Technology-driven markets such as South Korea and Taiwan performed well, as worldwide demand for personal computers translated into positive gains for semiconductor manufacturers.
U.S. AND CANADA: The U.S. equity market produced solid returns for the 12 months ending October 31, 1999. The Dow Jones Industrial Average returned 26.84%, while the Standard & Poor's 500 Index - a popular gauge of U.S. stock market performance - returned 25.67%. Early on, the Federal Reserve Board tried to stabilize the impact of shaky global markets on the U.S. by lowering interest rates. In response, the Dow hit the 10,000 level for the first time in March. Late in the second quarter, however, concerns over an overheating U.S. economy and global market recoveries triggered inflation fears. In June and again in August, the Fed raised rates and the market sold off throughout the third quarter as investors anticipated additional increases. In the end, technology stocks were the clear winners as the NASDAQ Index reeled off a healthy 67.98% return. While Canadian equity markets didn't get nearly the attention of their neighbors to the south, their performance was nearly as loud, as the Toronto Stock Exchange (TSE) 300 returned 24.49%.
BONDS: With few exceptions, bond performance either fell flat or dropped into negative territory for the 12-month period. Concerns about inflation, higher interest rates and the solid performance of world equity markets posed the major threats to fixed-income instruments. For the period, the Lehman Brothers Aggregate Bond Index
- a widely followed measure of taxable bond performance - posted a total return of 0.53%. U.S. Treasuries gave back all of their flight-to-quality gains - and then some - captured during the fall of 1998, as the Lehman Brothers Long-Term Government Index returned -6.10%. Meanwhile, the Lehman Brothers Corporate Bond Index returned 0.61%, and the Salomon Brothers Non-U.S. World Government Bond Index fell 2.96%. There were a few bright spots, however. The high-yield market, as measured by the Merrill Lynch High Yield Master II Index, returned 5.61% during the 12-month period, while the JP Morgan Emerging Markets Bond Index Plus returned 19.98%.
CANADA
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1994     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY CANADA                    21.71%       32.46%        75.48%

FIDELITY CANADA   (INCL.           18.06%       28.49%        70.21%
3.00% SALES CHARGE)

Toronto Stock Exchange 300         24.49%       71.01%        90.74%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be
$1,050. You can compare the fund's returns to the performance of the Toronto Stock Exchange 300 Index - a market capitalization-weighted index of 300 stocks traded in the Canadian market.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1994   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY CANADA                  21.71%       5.78%         5.78%

FIDELITY CANADA  (INCL. 3.00%    18.06%       5.14%         5.46%
SALES CHARGE)

Toronto Stock Exchange 300       24.49%       11.33%        6.67%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER 10 YEARS
             Canada                      Toronto Stck Exchange 300
             00309                       DR001
  1989/10/31       9700.00                    10000.00
  1989/11/30       9756.50                    10159.22
  1989/12/31      10037.62                    10324.90
  1990/01/31       9223.58                     9424.68
  1990/02/28       9276.10                     9359.48
  1990/03/31       9433.66                     9455.51
  1990/04/30       8980.68                     8737.68
  1990/05/31       9571.52                     9333.01
  1990/06/30       9794.72                     9349.17
  1990/07/31       9873.50                     9509.40
  1990/08/31       9302.36                     8934.09
  1990/09/30       9151.37                     8477.35
  1990/10/31       8908.47                     8200.27
  1990/11/30       9197.32                     8429.18
  1990/12/31       9486.31                     8795.12
  1991/01/31       9528.38                     8829.55
  1991/02/28      10404.79                     9477.95
  1991/03/31      10860.53                     9541.18
  1991/04/30      10944.66                     9531.07
  1991/05/31      11428.44                     9854.44
  1991/06/30      11442.47                     9705.74
  1991/07/31      11407.41                     9847.86
  1991/08/31      11309.25                     9892.63
  1991/09/30      10930.64                     9650.41
  1991/10/31      11414.42                    10105.50
  1991/11/30      10986.73                     9840.20
  1991/12/31      11163.87                     9887.67
  1992/01/31      11365.09                     9974.34
  1992/02/29      11432.16                     9894.96
  1992/03/31      11111.71                     9411.08
  1992/04/30      10977.56                     9243.88
  1992/05/31      11074.44                     9269.83
  1992/06/30      11014.82                     9349.10
  1992/07/31      11298.02                     9627.16
  1992/08/31      11126.61                     9455.05
  1992/09/30      10649.65                     8822.25
  1992/10/31      10604.93                     8990.55
  1992/11/30      10575.12                     8539.60
  1992/12/31      10843.45                     8860.34
  1993/01/31      10783.74                     8774.65
  1993/02/28      11455.40                     9307.37
  1993/03/31      12082.27                     9688.00
  1993/04/30      12395.71                    10096.02
  1993/05/31      12567.35                    10386.52
  1993/06/30      13209.15                    10550.83
  1993/07/31      12731.53                    10540.89
  1993/08/31      13052.43                    10733.31
  1993/09/30      12410.63                    10272.23
  1993/10/31      13298.71                    11074.49
  1993/11/30      12992.73                    10775.49
  1993/12/31      13605.37                    11293.69
  1994/01/31      14203.74                    11846.66
  1994/02/28      13597.89                    11353.63
  1994/03/31      13096.76                    10870.93
  1994/04/30      12999.52                    10730.42
  1994/05/31      13059.36                    10905.92
  1994/06/30      12341.32                    10172.05
  1994/07/31      12580.67                    10546.58
  1994/08/31      13051.88                    11125.63
  1994/09/30      13119.20                    11389.67
  1994/10/31      12849.93                    11154.22
  1994/11/30      11914.98                    10485.90
  1994/12/31      11974.87                    10629.22
  1995/01/31      11136.63                    10105.92
  1995/02/28      11593.17                    10524.37
  1995/03/31      12319.14                    10967.82
  1995/04/30      12693.36                    11237.54
  1995/05/31      13090.03                    11586.11
  1995/06/30      13269.65                    11806.79
  1995/07/31      13726.19                    12120.11
  1995/08/31      13554.05                    12061.93
  1995/09/30      13748.64                    12152.36
  1995/10/31      13134.93                    11947.51
  1995/11/30      13673.80                    12365.14
  1995/12/31      14297.01                    12508.62
  1996/01/31      14537.55                    13108.50
  1996/02/29      14665.34                    13068.17
  1996/03/31      14890.84                    13310.89
  1996/04/30      15176.48                    13764.21
  1996/05/31      15537.29                    13989.05
  1996/06/30      15033.66                    13540.33
  1996/07/31      14597.69                    13134.36
  1996/08/31      15221.58                    13791.92
  1996/09/30      15635.01                    14288.60
  1996/10/31      16416.76                    15399.92
  1996/11/30      16890.32                    16439.48
  1996/12/31      16578.45                    15978.23
  1997/01/31      17886.28                    16775.75
  1997/02/28      17444.07                    16671.02
  1997/03/31      16258.55                    15687.99
  1997/04/30      16371.45                    15889.10
  1997/05/31      17848.65                    17231.50
  1997/06/30      17538.16                    17404.21
  1997/07/31      18356.73                    18622.78
  1997/08/31      17660.47                    17803.01
  1997/09/30      18845.99                    19083.93
  1997/10/31      17763.97                    18200.38
  1997/11/30      16964.21                    17157.35
  1997/12/31      17592.76                    17617.02
  1998/01/31      17220.26                    17318.57
  1998/02/28      18124.91                    18763.82
  1998/03/31      18933.77                    20089.25
  1998/04/30      19433.99                    20226.97
  1998/05/31      18752.84                    19694.03
  1998/06/30      18284.55                    19012.78
  1998/07/31      16453.97                    17379.64
  1998/08/31      12739.59                    13383.85
  1998/09/30      13144.02                    13949.53
  1998/10/31      13984.81                    15321.62
  1998/11/30      14282.81                    15776.71
  1998/12/31      14967.35                    16194.35
  1999/01/31      15876.74                    17026.62
  1999/02/28      14913.86                    16025.29
  1999/03/31      15363.20                    16776.29
  1999/04/30      16112.11                    18481.96
  1999/05/31      15759.05                    17851.21
  1999/06/30      16358.17                    18454.60
  1999/07/31      16154.90                    18118.01
  1999/08/31      15812.54                    18020.73
  1999/09/30      15983.72                    18320.90
  1999/10/29      17021.49                    19074.48
IMATRL PRASUN   SHR__CHT 19991031 19991129 085908 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Canada Fund on October 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have grown to $17,021 - a 70.21% increase on the initial investment. For comparison, look at how the Toronto Stock Exchange 300 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $19,074 - a 90.74% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
CANADA
FUND TALK: THE MANAGERS' OVERVIEW


NOTE TO SHAREHOLDERS: On October 1, 1999, Stephen Binder (right) became Portfolio Manager of Fidelity Canada Fund. The following is an interview with Robert Haber, who managed the fund during most of the period covered by this report, with comments from Stephen Binder on his outlook.
Q. HOW DID THE FUND PERFORM, ROBERT?
R.H. For the 12 months that ended October 31, 1999, the fund had a total return of 21.71%. In comparison, the Toronto Stock Exchange
(TSE) 300 returned 24.49% during the same period.
Q. WHY DID THE FUND TRAIL ITS BENCHMARK DURING THE PAST 12 MONTHS? R.H. The real story behind why the fund fell short of its benchmark over the past 12 months had a lot to do with our relative underweighting of Nortel Networks. Nortel, a global communications equipment concern, soared during the period, nearly tripling in price. My strategy for much of the period was to gain exposure to Nortel through the fund's market weighting in BCE - a diversified telecommunications company, and incidentally, the largest company in Canada - which owns about 41% of Nortel, and was selling at a more attractive valuation. Regrettably, this strategy failed me during the sharp rise in Nortel's share price as the period progressed. At the same time, the broader market, as reflected in the TSE 300, saw Nortel and BCE ascend to 13% and 9%, respectively, of the index. On the other side of the Nortel equation, BCE was trading at a wider discount to the aggregate value of its underlying businesses than it had previously. Simply put, BCE could not keep up with Nortel in terms of share price, and the fund was inadequately compensated because of it. We added to the fund's position in Nortel during the period, but we simply didn't add it fast enough to make up for the fund's lost performance versus the benchmark.
Q. BESIDES THE NORTEL STORY, WHAT ELSE INFLUENCED PERFORMANCE?
R.H. Overall, the fund's gains from strong stock picking within oil, gas, industrial products and merchandising were tempered by disappointing performance from several holdings in the financial services and precious metals sectors. On the other hand, it's important to note that while we were losing by underweighting Nortel, we were winning elsewhere with technology names such as JDS Uniphase and Celestica. The fund also benefited from its modest underweighting in finance during the period on the back of rising interest rates. The fund was rewarded, however, for holding on to some of the better banking names such as Toronto Dominion, which had a strong period. Amid a sharp recovery in cyclicals - or, economically sensitive stocks such as paper and base metals - during the first two-thirds of the period, the fund's underweighting in many of the natural resource sectors relative to the benchmark detracted from performance.
Q. WHICH STOCKS CONTRIBUTED TO THE FUND'S RETURNS?
R.H. BCE continued to benefit from its rich collection of telecommunications, media and technology assets. Investors rallied around Nortel and its contributions to further developing the Internet's infrastructure. JDS Fitel, a maker of fiber-optic communications products, also benefited from the race for higher bandwidth - or, speed of data transfer - rising even further after merging into JDS Uniphase in the summer. Toronto Dominion Bank performed well relative to other banks, riding the success of its online discount brokerage division. Information technology systems solutions provider CGI Group also added meaningfully to performance during the 12-month period. The fund no longer held CGI Group at the close of the period.
Q. WHICH STOCKS WERE A DRAG ON PERFORMANCE?
R.H. Barrick Gold suffered during a generally poor period for gold. Bank of Nova Scotia fell, as most banks did during the period, on concerns over rising interest rates. Insurance carrier Great West Life's shares traded lower in response to weakened fundamentals and the overall downtrend in the financial services sector. I sold off the fund's position in Great West Life during the period.
Q. TURNING TO YOU, STEPHEN, WHAT'S YOUR OUTLOOK?
S.B. I'm optimistic in general about the Canadian equity market. The Toronto market has rebounded quite nicely from the sharp decline of last autumn, and, in my opinion, has yet to reach its high. The overall economy is doing well, and interest rates, although higher, aren't at hostile levels. I feel that as world economies continue to improve and demand picks up steam, Canada, as a natural resource-based economy, should reap the rewards. I will continue to pursue only the best stocks within each industry, adding value from the bottom up, in lieu of making massive top-down sector bets.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.


FUND FACTS
GOAL: long-term growth by investing
mainly in equity securities of Canadian issuers
FUND NUMBER: 309
TRADING SYMBOL: FICDX
START DATE: November 17, 1987
SIZE: as of October 31, 1999, more than
$43 million
MANAGER: Stephen Binder, since October
1999; associate portfolio manager, Fidelity
Canada Fund, 1998-1999; manager, various
Fidelity Select Portfolios, 1990-1997;
research analyst, 1989-present; joined
Fidelity in 1989
(checkmark)
CANADA

INVESTMENT CHANGES




AS OF OCTOBER 31, 1999
United States 8.1%
Row: 1, Col: 1, Value: 91.90000000000001
Row: 1, Col: 2, Value: 8.1
Canada 91.9%
GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S NET ASSETS)

AS OF APRIL 30, 1999
United States 15.5%
Row: 1, Col: 1, Value: 84.5
Row: 1, Col: 2, Value: 15.5
Canada 84.5%
PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF FUTURES CONTRACTS, IF
APPLICABLE.
ASSET ALLOCATION

                             % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS  6
                                                     MONTHS AGO

Stocks                        97.3                    92.4

Short-Term Investments and    2.7                     7.6
Net Other Assets

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS
A PERCENTAGE OF THE FUND'S INVESTMENTS.

TOP TEN STOCKS AS OF OCTOBER
31, 1999

                                 % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS  6
                                                         MONTHS AGO

BCE, Inc.  (Telephone Services)   13.9                    11.5

Nortel Networks Corp.             8.0                     1.8
(Communications Equipment)

Toronto Dominion Bank  (Banks)    4.4                     5.1

Seagram Co. Ltd.  (Beverages)     3.6                     2.0

Bank of Nova Scotia  (Banks)      2.7                     4.0

JDS Uniphase Canada Ltd.          2.3                     2.0
(Electronic Instruments)

Rogers Communications, Inc.       2.2                     0.0
Class B (non-vtg.) (Cellular)

Canadian Pacific Ltd.             2.0                     0.5
(Railroads)

Bombardier, Inc. Class B          1.9                     2.7
(Aerospace & Defense)

Barrick Gold Corp.                1.9                     1.1
(Precious Metals)

                                  42.9                    30.7

TOP TEN MARKET SECTORS AS OF
OCTOBER 31, 1999

                                 % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                         MONTHS AGO

UTILITIES                         19.5                    19.7

TECHNOLOGY                        14.6                    7.4

FINANCE                           12.8                    16.7

BASIC INDUSTRIES                  11.0                    5.5

ENERGY                            9.4                     10.2

NONDURABLES                       6.0                     6.2

TRANSPORTATION                    4.4                     4.3

MEDIA & LEISURE                   4.2                     6.5

PRECIOUS METALS                   3.8                     3.2

RETAIL & WHOLESALE                3.6                     1.0


CANADA

INVESTMENTS OCTOBER 31, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 97.3%

                                 SHARES                    VALUE (NOTE 1)

AEROSPACE & DEFENSE - 2.0%

Bombardier, Inc. Class B          46,600                   $ 821,682

Textron, Inc.                     770                       59,434

                                                            881,116

BASIC INDUSTRIES - 11.0%

CHEMICALS & PLASTICS - 2.8%

Intertape Polymer Group, Inc.     14,600                    394,340

NOVA Chemicals Corp.              41,300                    812,418

                                                            1,206,758

IRON & STEEL - 0.8%

Dofasco, Inc.                     10,000                    178,365

Stelco, Inc. Series A             26,600                    171,706

                                                            350,071

METALS & MINING - 4.5%

Alcan Aluminium Ltd.              6,050                     198,351

Breakwater Resources Ltd. (a)     140,000                   299,653

Falconbridge Ltd.                 44,440                    658,281

Inco Ltd.                         40,200                    808,534

Phelps Dodge Corp.                370                       20,859

                                                            1,985,678

PACKAGING & CONTAINERS - 0.0%

Gaylord Container Corp. Class     1,960                     11,025
A (a)

PAPER & FOREST PRODUCTS - 2.9%

Abitibi-Consolidated, Inc.        16,800                    204,335

Boise Cascade Corp.               840                       29,925

Canfor Corp. (a)                  12,600                    109,588

Domtar, Inc.                      59,200                    714,004

Smurfit-Stone Container Corp.     2,485                     53,738
(a)

Tembec, Inc. Class A (a)          13,800                    138,309

                                                            1,249,899

TOTAL BASIC INDUSTRIES                                      4,803,431

CONSTRUCTION & REAL ESTATE -
0.7%

BUILDING MATERIALS - 0.6%

Richelieu Hardware Ltd. (a)       27,000                    194,469

United Dominion Industries        3,400                     73,928
Ltd.

                                                            268,397

CONSTRUCTION - 0.1%

Lennar Corp.                      1,990                     32,711

ENGINEERING - 0.0%

PerkinElmer, Inc.                 130                       5,306

TOTAL CONSTRUCTION & REAL                                   306,414
ESTATE

DURABLES - 1.3%

AUTOS, TIRES, & ACCESSORIES -
0.8%

Airboss of America Corp. (a)      69,100                    206,591



                                 SHARES                    VALUE (NOTE 1)

Canadian Tire Corp. Ltd.          3,900                    $ 93,015
Series A

Navistar International Corp.      800                       33,350
(a)

                                                            332,956

CONSUMER ELECTRONICS - 0.0%

Maytag Corp.                      300                       12,019

TEXTILES & APPAREL - 0.5%

Gildan Activewear, Inc. Class     11,800                    224,938
A (a)

TOTAL DURABLES                                              569,913

ENERGY - 9.4%

ENERGY SERVICES - 1.4%

Bonus Resource Services Corp.     43,200                    70,449
(a)

Ensign Resource Service           19,700                    412,954
Group, Inc.

Halliburton Co.                   173                       6,520

Peak Energy Services Ltd. (a)     36,000                    51,369

Plains Energy Services Ltd.       11,400                    69,715
(a)

Weatherford International,        100                       3,388
Inc. (a)

                                                            614,395

OIL & GAS - 8.0%

Alberta Energy Co. Ltd.           5,800                     179,316

Bellator Exploration, Inc. (a)    134,200                   162,313

Bonavista Petroleum Ltd. (a)      16,200                    183,828

Canadian Hunter Exploration       12,500                    203,846
Ltd.

Canadian Natural Resources        12,400                    272,990
Ltd. (a)

Crestar Energy, Inc. (a)          44,200                    570,633

Merit Energy Ltd. (a)             35,400                    38,486

Ocean Energy, Inc. (a)            1,000                     9,188

Poco Petroleums Ltd. (a)          10,600                    94,353

Post Energy Corp. (a)             18,800                    89,420

Rio Alto Exploration Ltd. (a)     42,500                    626,656

Santa Fe Snyder Corp. (a)         2,421                     20,881

Storm Energy, Inc. (a)            20,500                    31,341

Suncor Energy, Inc.               20,800                    799,946

Swift Energy Co. (a)              693                       7,190

Talisman Energy, Inc. (a)         6,800                     179,507

Triton Energy Ltd. (a)            2,500                     41,406

                                                            3,511,300

TOTAL ENERGY                                                4,125,695

FINANCE - 12.8%

BANKS - 9.8%

Bank of Montreal                  10,500                    404,175

Bank of Nova Scotia               50,500                    1,152,952

Royal Bank of Canada              18,400                    793,287

Toronto Dominion Bank             84,600                    1,940,103

                                                            4,290,517

CREDIT & OTHER FINANCE - 0.2%

Home Capital Group Class B        10,000                    27,044
(sub-vtg.)

Providian Financial Corp.         697                       75,973

                                                            103,017

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

FINANCE - CONTINUED

FEDERAL SPONSORED CREDIT - 0.2%

Freddie Mac                       1,550                    $ 83,797

INSURANCE - 1.1%

Canada Life Financial Corp.       15,200                    199,851
(a)

Clarica Life Insurance Co.        12,700                    205,382

MGIC Investment Corp.             1,450                     86,638

                                                            491,871

SECURITIES INDUSTRY - 1.5%

AGF Management Ltd. Class B       4,000                     58,436

Lehman Brothers Holdings,         940                       69,266
Inc.

Mackenzie Financial Corp.         19,200                    226,350

Schwab (Charles) Corp.            2,020                     78,654

Trimark Financial Corp.           16,000                    201,128

                                                            633,834

TOTAL FINANCE                                               5,603,036

HEALTH - 2.4%

DRUGS & PHARMACEUTICALS - 2.3%

Amgen, Inc. (a)                   360                       28,710

Biovail Corp. International       10,400                    574,873
(a)

Medimmune, Inc. (a)               350                       39,200

Millennium Pharmaceuticals,       600                       42,075
Inc. (a)

QLT PhotoTherapeutics, Inc.       7,400                     312,251
(a)

                                                            997,109

MEDICAL EQUIPMENT & SUPPLIES
- 0.1%

VISX, Inc. (a)                    710                       44,419

MEDICAL FACILITIES MANAGEMENT
- 0.0%

Syncor International Corp. (a)    380                       13,918

TOTAL HEALTH                                                1,055,446

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.5%

ELECTRICAL EQUIPMENT - 1.4%

Research in Motion Ltd. (a)       3,200                     99,259

Teklogix International, Inc.      30,500                    507,746
(a)

                                                            607,005

POLLUTION CONTROL - 0.1%

Bennett Environmental, Inc.       7,100                     48,244
(a)

Tetra Tech, Inc. (a)              1,000                     15,875

                                                            64,119

TOTAL INDUSTRIAL MACHINERY &                                671,124
EQUIPMENT

MEDIA & LEISURE - 4.2%

BROADCASTING - 1.6%

AMFM, Inc. (a)                    2,433                     170,310

Cogeco Cable, Inc.                13,000                    192,125

Cogeco, Inc. (sub. vtg.)          11,600                    169,464

Comcast Corp. Class A             2,270                     95,624
(special)



                                 SHARES                    VALUE (NOTE 1)

CTC Communications Group,         400                      $ 7,050
Inc. (a)

Time Warner, Inc.                 420                       29,269

USA Networks, Inc. (a)            40                        1,803

                                                            665,645

ENTERTAINMENT - 0.5%

Cinar Films, Inc. Class B         12,400                    215,450
(sub. vtg.) (a)

LODGING & GAMING - 0.0%

WMS Industries, Inc. (a)          1,000                     13,563

PUBLISHING - 1.8%

Thomson Corp.                     27,400                    800,571

RESTAURANTS - 0.3%

Sportscene Restaurants, Inc.      20,000                    110,077
Class A

TOTAL MEDIA & LEISURE                                       1,805,306

NONDURABLES - 6.0%

BEVERAGES - 4.1%

Molson, Inc. Class A              11,500                    214,888

Seagram Co. Ltd.                  32,000                    1,586,193

                                                            1,801,081

FOODS - 0.5%

Maple Leaf Foods, Inc.            20,600                    195,964

TOBACCO - 1.4%

Imasco Ltd.                       22,900                    614,629

TOTAL NONDURABLES                                           2,611,674

PRECIOUS METALS - 3.8%

Barrick Gold Corp.                44,500                    817,915

Franco Nevada Mining Corp.        19,256                    357,198
Ltd.

Meridian Gold, Inc. (a)           5,000                     36,183

Placer Dome, Inc.                 27,500                    345,689

Stillwater Mining Co. (a)         430                       8,654

Teck Corp. Class B (sub-vtg.)     10,040                    92,780

                                                            1,658,419

RETAIL & WHOLESALE - 3.6%

APPAREL STORES - 0.0%

Suzy Shier Ltd. (sub-vtg.)        300                       897

DRUG STORES - 0.3%

Jean Coutu Group, Inc. Class A    6,200                     133,125

GROCERY STORES - 3.0%

Empire Co. Ltd. Class A           10,000                    198,410
(non-vtg.)

Loblaw Companies Ltd.             13,900                    323,959

Onex Corp.                        42,500                    801,369

                                                            1,323,738

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

RETAIL & WHOLESALE - CONTINUED

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.3%

Forzani Group Ltd. (a)            24,900                   $ 70,215

Home Depot, Inc.                  400                       30,200

                                                            100,415

TOTAL RETAIL & WHOLESALE                                    1,558,175

SERVICES - 0.1%

Ecolab, Inc.                      1,600                     54,100

TECHNOLOGY - 14.6%

COMMUNICATIONS EQUIPMENT - 8.3%

Jabil Circuit, Inc. (a)           2,190                     114,428

Nortel Networks Corp.             57,300                    3,525,525

                                                            3,639,953

COMPUTER SERVICES & SOFTWARE
- 0.5%

Affymetrix, Inc. (a)              500                       44,063

Commerce One, Inc.                380                       65,075

Electronics for Imaging, Inc.     1,900                     76,594
(a)

                                                            185,732

COMPUTERS & OFFICE EQUIPMENT
- 0.4%

Adaptec, Inc. (a)                 1,500                     67,500

Comverse Technology, Inc. (a)     970                       110,095

ScanSource, Inc. (a)              210                       7,114

                                                            184,709

ELECTRONIC INSTRUMENTS - 2.3%

JDS Uniphase Canada Ltd. (a)      6,090                     1,014,241

ELECTRONICS - 3.1%

Altera Corp. (a)                  800                       38,900

C-Mac Industries, Inc. (a)        20,400                    647,333

Celestica, Inc. (sub-vtg.) (a)    11,500                    632,941

Micron Technology, Inc. (a)       470                       33,517

                                                            1,352,691

TOTAL TECHNOLOGY                                            6,377,326

TRANSPORTATION - 4.4%

AIR TRANSPORTATION - 0.3%

Air Canada, Inc. (a)              13,200                    98,213

Preview Travel, Inc. (a)          200                       6,100

SkyWest, Inc.                     1,210                     30,023

                                                            134,336

RAILROADS - 3.3%

Canadian National Railway Co.     18,300                    555,205

Canadian Pacific Ltd.             38,000                    888,225

                                                            1,443,430



                                 SHARES                    VALUE (NOTE 1)

TRUCKING & FREIGHT - 0.8%

Laidlaw, Inc.                     55,800                   $ 345,030

Vitran Corp., Inc. Class A        4,600                     25,005

                                                            370,035

TOTAL TRANSPORTATION                                        1,947,801

UTILITIES - 19.5%

CELLULAR - 2.5%

ALLTEL Corp.                      450                       37,463

Nextel Communications, Inc.       1,080                     93,083
Class A (a)

Rogers Communications, Inc.       47,200                    955,738
Class B (non-vtg.) (a)

                                                            1,086,284

ELECTRIC UTILITY - 0.1%

PG&E Corp.                        1,524                     34,957

GAS - 1.8%

ATCO Ltd. Class I (non-vtg.)      16,000                    413,128

Enbridge, Inc.                    18,050                    388,792

                                                            801,920

TELEPHONE SERVICES - 15.1%

Aliant, Inc.                      12,500                    188,133

AT&T Corp.                        920                       43,010

BCE, Inc.                         100,900                   6,074,422

GST Telecommunications, Inc.      22,000                    148,500
(a)

MCI WorldCom, Inc. (a)            544                       46,682

McLeodUSA, Inc. Class A (a)       900                       40,163

OCI Communications, Inc.          2,600                     21,200
Class B (non-vtg.) (a)

Time Warner Telecom, Inc.         350                       8,816

WinStar Communications, Inc.      1,586                     61,557
(a)

                                                            6,632,483

TOTAL UTILITIES                                             8,555,644

TOTAL COMMON STOCKS                           42,584,620
(Cost $36,461,570)

CASH EQUIVALENTS - 13.5%



Central Cash Collateral Fund,     4,739,858                 4,739,858
5.26% (b)

Taxable Central Cash Fund,        1,182,892                 1,182,892
5.21% (b)

TOTAL CASH EQUIVALENTS                        5,922,750
(Cost $5,922,750)

TOTAL INVESTMENT PORTFOLIO -                                48,507,370
110.8%
(Cost $42,384,320)

NET OTHER ASSETS - (10.8)%                                  (4,737,107)

NET ASSETS - 100%                            $ 43,770,263

LEGEND
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $119,501,071 and $130,940,783, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $1,962 for the period.
The fund participated in the security lending program. At period end, the value of securities loaned amounted to $4,652,401. The fund received cash collateral of $4,739,858 which was invested in investments.
INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $42,633,180. Net unrealized appreciation aggregated $5,874,190, of which $7,598,874 related to appreciated investment securities and $1,724,684 related to depreciated investment securities.
At October 31, 1999, the fund had a capital loss carryforward of approximately $4,511,000, all of which will expire on October 31, 2006.
CANADA
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1999

ASSETS

Investment in securities, at               $ 48,507,370
value  (cost $42,384,320) -
See accompanying schedule

Foreign currency held at                    24,884
value  (cost $24,884)

Receivable for investments                  966,378
sold

Receivable for fund shares                  138,884
sold

Dividends receivable                        30,824

Interest receivable                         3,865

Redemption fees receivable                  4

Other receivables                           24,514

 TOTAL ASSETS                               49,696,723

LIABILITIES

Payable to custodian bank      $ 722

Payable for investments         1,033,844
purchased

Payable for fund shares         83,181
redeemed

Accrued management fee          11,563

Other payables and accrued      57,292
expenses

Collateral on securities        4,739,858
loaned,  at value

 TOTAL LIABILITIES                          5,926,460

NET ASSETS                                 $ 43,770,263

Net Assets consist of:

Paid in capital                            $ 42,289,681

Undistributed net investment                66,029
income

Accumulated undistributed net               (4,707,628)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 6,122,181
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 2,751,390                  $ 43,770,263
shares outstanding

NET ASSET VALUE and                         $15.91
redemption price per share
($43,770,263 (divided by)
2,751,390 shares)

Maximum offering price per                  $16.40
share (100/97.00 of $15.91)

STATEMENT OF OPERATIONS
 YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME                            $ 482,519
Dividends

Interest                                      179,970

Security lending                              4,469

                                              666,958

Less foreign taxes withheld                   (69,946)

 TOTAL INCOME                                 597,012

EXPENSES

Management fee Basic fee         $ 332,751

 Performance adjustment           (189,641)

Transfer agent fees               175,967

Accounting and security           60,507
lending fees

Custodian fees and expenses       114,267

Registration fees                 17,666

Audit                             39,678

Legal                             285

 Total expenses before            551,480
reductions

 Expense reductions               (71,154)    480,326

NET INVESTMENT INCOME                         116,686

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            3,288,483

 Foreign currency transactions    32,769      3,321,252

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            5,468,716

 Assets and liabilities in        (1,633)     5,467,083
foreign currencies

NET GAIN (LOSS)                               8,788,335

NET INCREASE (DECREASE) IN                   $ 8,905,021
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                      $ 15,360
charges paid to FDC

 Sales charges - Retained by                 $ 15,360
FDC

 Deferred sales charges                      $ 3,145
withheld   by FDC

 Expense Reductions                          $ 71,154
  Directed brokerage
arrangements

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED OCTOBER 31, 1999  YEAR ENDED OCTOBER 31, 1998
ASSETS

Operations Net investment        $ 116,686                    $ 412,429
income

 Net realized gain (loss)         3,321,252                    (7,161,849)

 Change in net unrealized         5,467,083                    (7,122,677)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       8,905,021                    (13,872,097)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (248,416)                    (246,908)
From net investment income

 From net realized gain           -                            (10,106,122)

 TOTAL DISTRIBUTIONS              (248,416)                    (10,353,030)

Share transactions Net            10,888,952                   7,142,290
proceeds from sales of shares

 Reinvestment of distributions    237,716                      10,182,688

 Cost of shares redeemed          (23,488,113)                 (42,155,827)

 NET INCREASE (DECREASE) IN       (12,361,445)                 (24,830,849)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

Redemption fees                   53,318                       20,258

  TOTAL INCREASE (DECREASE)       (3,651,522)                  (49,035,718)
IN NET ASSETS

NET ASSETS

 Beginning of period              47,421,785                   96,457,503

 End of period (including        $ 43,770,263                 $ 47,421,785
undistributed net investment
income of $66,029 and
$352,447, respectively)

OTHER INFORMATION
Shares

 Sold                             743,930                      449,694

 Issued in reinvestment of        17,767                       627,013
distributions

 Redeemed                         (1,618,570)                  (2,578,744)

 Net increase (decrease)          (856,873)                    (1,502,037)


FINANCIAL HIGHLIGHTS

YEARS ENDED OCTOBER 31,          1999      1998       1997      1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 13.14   $ 18.88    $ 21.84   $ 17.55    $ 17.18
period

Income from Investment
Operations

Net investment income             .04 C     .09 C      .03 C     .08 C      .05

Net realized and unrealized       2.78      (3.70)     1.39      4.27       .33
gain (loss)

Total from investment             2.82      (3.61)     1.42      4.35       .38
operations

Less Distributions

 From net investment income       (.07)     (.05)      (.13)     (.08)      (.01)

From net realized gain            -         (2.08)     (4.29)    -          -

Total distributions               (.07)     (2.13)     (4.42)    (.08)      (.01)

Redemption fees added to paid     .02       -          .04       .02        -
in capital

Net asset value, end of period   $ 15.91   $ 13.14    $ 18.88   $ 21.84    $ 17.55

TOTAL RETURN A, B                 21.71%    (21.27)%   8.21%     24.99%     2.22%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 43,770  $ 47,422   $ 96,458  $ 129,671  $ 326,763
(000 omitted)

Ratio of expenses to average      1.22%     .94%       .93%      1.01%      1.09% D
net assets

Ratio of expenses to average      1.06% E   .80% E     .92% E    .98% E     1.08% E
net assets after expense
reductions

Ratio of net investment           .26%      .57%       .18%      .40%       .26%
income to average net assets

Portfolio turnover rate           286%      215%       139%      139%       75%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.
C NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.
D FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.



EMERGING MARKETS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Prior to February 19, 1993, Emerging Markets operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999     PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY EMERGING MARKETS          38.72%       -48.41%       4.38%

FIDELITY EMERGING MARKETS          34.56%       -49.95%       1.25%
(INCL. 3.00% SALES CHARGE)

MSCI Emerging   Markets Free       44.63%       -21.63%       157.20%

Emerging Markets   Funds           35.76%       -18.36%       n/a
Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on November 1, 1990. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index - a market capitalization-weighted index that is designed to represent the performance of emerging stock markets throughout the world. As of October 31, 1999, the index included over 800 equity securities of companies domiciled in 25 countries. However, to measure how the fund's performance stacked up against its peers, you can compare it to the emerging markets funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 179 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999   PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY EMERGING MARKETS        38.72%       -12.40%       0.48%

FIDELITY EMERGING MARKETS        34.56%       -12.93%       0.14%
(INCL. 3.00% SALES CHARGE)

MSCI Emerging   Markets Free     44.63%       -4.76%        11.06%

Emerging Markets   Funds         35.76%       -4.20%        n/a
Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Emerging Markets            MS EMF Index (Gross)
             00322                       MS006
  1990/11/01       9700.00                    10000.00
  1990/11/30       9564.20                     9571.06
  1990/12/31       9777.33                     9975.54
  1991/01/31       9709.16                    10782.17
  1991/02/28      10118.17                    12378.30
  1991/03/31      10108.44                    12889.03
  1991/04/30      10332.42                    13027.70
  1991/05/31      10332.42                    14052.74
  1991/06/30       9972.10                    13551.10
  1991/07/31      10186.34                    14255.08
  1991/08/31      10108.44                    14557.58
  1991/09/30      10225.30                    14002.85
  1991/10/31      10127.91                    14578.49
  1991/11/30       9991.58                    14362.80
  1991/12/31      10438.08                    15976.83
  1992/01/31      10517.68                    17826.43
  1992/02/29      10826.15                    18620.48
  1992/03/31      10806.24                    19252.13
  1992/04/30      11064.96                    19122.79
  1992/05/31      11542.58                    19054.82
  1992/06/30      11522.68                    17165.89
  1992/07/31      11144.56                    17354.93
  1992/08/31      10865.95                    16548.35
  1992/09/30      10796.29                    16609.34
  1992/10/31      10995.30                    17499.53
  1992/11/30      10905.75                    17309.63
  1992/12/31      11048.91                    17823.04
  1993/01/31      11201.38                    17909.23
  1993/02/28      11770.60                    18207.62
  1993/03/31      12095.86                    18807.85
  1993/04/30      12482.12                    19240.41
  1993/05/31      12756.56                    19769.94
  1993/06/30      12919.19                    20356.62
  1993/07/31      13142.82                    20904.76
  1993/08/31      14057.63                    22673.81
  1993/09/30      14372.73                    23280.87
  1993/10/31      16446.31                    25369.70
  1993/11/30      17096.84                    26492.37
  1993/12/31      20082.32                    30871.45
  1994/01/31      19501.26                    31433.12
  1994/02/28      18950.78                    30873.94
  1994/03/31      17115.84                    28080.18
  1994/04/30      16952.74                    27518.51
  1994/05/31      17391.08                    28460.32
  1994/06/30      16167.79                    27675.84
  1994/07/31      17401.28                    29396.67
  1994/08/31      19613.39                    33045.18
  1994/09/30      20112.90                    33420.73
  1994/10/31      19623.58                    32817.87
  1994/11/30      18267.77                    31111.53
  1994/12/31      16480.81                    28612.77
  1995/01/31      14212.53                    25568.64
  1995/02/28      14376.01                    24912.84
  1995/03/31      14089.92                    25071.12
  1995/04/30      14386.23                    26195.85
  1995/05/31      15837.11                    27589.45
  1995/06/30      16021.03                    27671.05
  1995/07/31      16828.21                    28292.18
  1995/08/31      16317.33                    27625.75
  1995/09/30      16245.81                    27494.64
  1995/10/31      15469.28                    26442.14
  1995/11/30      14968.62                    25970.59
  1995/12/31      15956.70                    27122.44
  1996/01/31      17548.21                    29050.35
  1996/02/29      17340.17                    28588.47
  1996/03/31      17464.99                    28811.13
  1996/04/30      18359.57                    29963.08
  1996/05/31      18349.17                    29829.29
  1996/06/30      18276.35                    30015.55
  1996/07/31      16840.87                    27964.18
  1996/08/31      17517.00                    28679.97
  1996/09/30      17901.88                    28928.42
  1996/10/31      17277.76                    28156.91
  1996/11/30      18182.73                    28628.69
  1996/12/31      17552.02                    28758.18
  1997/01/31      18565.85                    30719.77
  1997/02/28      19558.57                    32035.35
  1997/03/31      18470.81                    31193.85
  1997/04/30      17298.56                    31248.96
  1997/05/31      17023.98                    32143.32
  1997/06/30      17150.71                    33863.53
  1997/07/31      16855.01                    34369.04
  1997/08/31      13010.88                    29995.61
  1997/09/30      13422.75                    30826.73
  1997/10/31      10930.41                    25768.45
  1997/11/30      10275.64                    24828.22
  1997/12/31      10395.44                    25426.53
  1998/01/31       9691.58                    23432.32
  1998/02/28      10633.67                    25878.08
  1998/03/31      11055.99                    27001.09
  1998/04/30      11153.44                    26706.95
  1998/05/31       9691.58                    23047.01
  1998/06/30       8727.84                    20629.47
  1998/07/31       8998.55                    21283.56
  1998/08/31       6118.15                    15129.63
  1998/09/30       6594.61                    16089.38
  1998/10/31       7298.47                    17783.62
  1998/11/30       7720.78                    19262.66
  1998/12/31       7634.15                    18983.49
  1999/01/31       7428.41                    18677.21
  1999/02/28       7450.07                    18858.89
  1999/03/31       8348.84                    21344.31
  1999/04/30       9366.73                    23985.04
  1999/05/31       9323.41                    23845.51
  1999/06/30      10590.36                    26551.78
  1999/07/31      10103.07                    25830.49
  1999/08/31      10092.24                    26065.50
  1999/09/30       9756.56                    25183.39
  1999/10/29      10124.73                    25719.61
IMATRL PRASUN   SHR__CHT 19991031 19991111 111256 R00000000000111
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Emerging Markets Fund on November 1, 1990, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have been $10,125 - a 1.25% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International Emerging Markets Free Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $25,720 - a 157.20% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
EMERGING MARKETS
FUND TALK: THE MANAGER'S OVERVIEW



An interview with David Stewart, Portfolio Manager of Fidelity Emerging Markets Fund
Q. HOW DID THE FUND PERFORM, DAVID?
A. The fund performed well on an absolute basis but trailed its benchmark. For the 12 months that ended October 31, 1999, the fund returned 38.72%. By comparison, the Morgan Stanley Capital International Emerging Markets Free Index returned 44.63%, while the emerging markets funds average tracked by Lipper Inc. returned 35.76%.
Q. WHY DID THE FUND UNDERPERFORM THE INDEX?
A. Early in the period, I positioned the fund defensively, focusing on companies with solid management and a reliable cash flow. Following the extreme volatility in world markets during 1998, there was widespread fear that further negative surprises were ahead, with Brazil being the most frequently mentioned possibility. In fact, Brazil massively devalued its currency in January 1999, but instead of triggering further weakness, the Brazilian devaluation marked a significant turning point for emerging-market equities. Interest rates began to drop, and investors aggressively bought the stocks of companies poised to benefit from an economic upswing-despite the fact that many of the highest flyers were mediocre businesses with excessive levels of debt. I adjusted the portfolio to allow the fund to participate more fully in the rally, but it was too late to catch up with the index. Apparently, many of my peers suffered a similar fate, though to a greater degree, as evidenced by the fact that the fund outperformed the Lipper average.
Q. WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?
A. Overweighting Asia and underweighting Latin America were good decisions. On the other hand, an underweighting in Greece hurt relative performance. Stocks in Greece surged in anticipation of that country's entry into the European Monetary System next year. Valuations of Greek securities became extreme, and the market appeared to be at unsustainable levels.
Q. THE FUND OWNED HOLDINGS IN MALAYSIA AND HONG KONG, DESPITE THE FACT THAT NEITHER COUNTRY WAS REPRESENTED IN THE INDEX. WHAT DID YOU SEE IN THESE COUNTRIES?
A. After a difficult period that included capital controls - or, limits on investment capital leaving the country - Malaysia will again be represented in the index next year, and I felt that there were some good opportunities there. The country's exports continued to be strong, and there was an upcoming election, which historically has been a favorable influence on Malaysian stocks. As for Hong Kong, the fund's holdings were actually Chinese stocks that were listed in Hong Kong. These represented not only the best Chinese stocks, in my opinion, but also offered greater liquidity for executing orders.
Q. WHAT STOCKS DID WELL FOR THE FUND?
A. Samsung Electronics, the fund's second-largest holding at the end of the period, did extremely well. This South Korean company is the world's most efficient producer of computer DRAM (dynamic random access memory) and was profitable even when DRAM prices were near their lows. Larsen & Toubro Ltd., an Indian construction company, benefited from a new CEO who began restructuring the company to increase the focus on profitable areas of business and to sell non-performing assets.
Q. WHAT STOCKS DETRACTED FROM PERFORMANCE?
A. The biggest detractor was Real Africa Holdings, a company with sound underlying assets that was unfortunately damaged by negative publicity surrounding a competitor. China Resources Beijing Land, a construction and real estate stock, was the victim of a weak market for Chinese stocks. In addition, the delay of deregulation in the property sector hurt the stock.
Q. WHAT'S YOUR OUTLOOK, DAVID?
A. I am looking for improving world economic growth to provide a reasonably favorable backdrop for emerging-market stocks. As I've indicated in previous reports, the easy, interest-rate-driven gains have been realized. Going forward, the companies that continue to see meaningful share-price growth will probably be limited to those that deliver on the earnings front. Restructuring should play a big part in many of the most successful stories. Furthermore, because many emerging-market economies are experiencing strong growth concurrently, we may see rising commodity prices - and strong performance from commodity-sensitive stocks. In addition, I will focus more on companies positioned to benefit from increasing demand from Europe and Asia, as opposed to those with strong ties to the U.S. economy.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.


FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of emerging market issuers, which can be found in regions such as Southeast Asia, Latin America and Eastern
Europe
START DATE: November 1, 1990
FUND NUMBER: 322
TRADING SYMBOL: FEMKX
SIZE: as of October 31, 1999, more than
$402 million
MANAGER: David Stewart, since 1997;
manager, Fidelity Emerging Markets Pilot Fund, since 1995; analyst covering emerging markets, since 1995; joined Fidelity in 1994
(checkmark)
EMERGING MARKETS

INVESTMENT CHANGES




AS OF OCTOBER 31, 1999
United States 5.7%
Brazil 8.2%
Turkey 4.2%
Row: 1, Col: 1, Value: 8.199999999999999
Row: 1, Col: 2, Value: 8.199999999999999
Row: 1, Col: 3, Value: 9.699999999999999
Row: 1, Col: 4, Value: 5.0
Row: 1, Col: 5, Value: 9.6
Row: 1, Col: 6, Value: 26.0
Row: 1, Col: 7, Value: 11.6
Row: 1, Col: 8, Value: 11.8
Row: 1, Col: 9, Value: 4.2
Row: 1, Col: 10, Value: 5.7
India 8.2%
Taiwan 11.8%
Korea (South) 9.7%
South Africa 11.6%
Malaysia 5.0%
Mexico 9.6%
Other 26.0%
GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S NET ASSETS)

AS OF APRIL 30, 1999
United States 6.7%
Brazil 8.5%
Row: 1, Col: 1, Value: 8.5
Row: 1, Col: 2, Value: 5.8
Row: 1, Col: 3, Value: 10.8
Row: 1, Col: 4, Value: 4.2
Row: 1, Col: 5, Value: 11.4
Row: 1, Col: 6, Value: 31.3
Row: 1, Col: 7, Value: 8.199999999999999
Row: 1, Col: 8, Value: 10.0
Row: 1, Col: 9, Value: 3.1
Row: 1, Col: 10, Value: 6.7
Turkey 3.1%
India 5.8%
Taiwan 10.0%
Korea (South) 10.8%
South Africa 8.2%
Malaysia 4.2%
Mexico 11.4%
Other 31.3%
PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF FUTURES CONTRACTS, IF
APPLICABLE.

ASSET ALLOCATION

                             % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                      MONTHS AGO

Stocks                        94.3                     93.3

Short-Term Investments and    5.7                      6.7
Net Other Assets


PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

TOP TEN STOCKS AS OF OCTOBER
31, 1999

                                % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                         MONTHS AGO

Telefonos de Mexico SA           3.5                      3.4
sponsored ADR representing
Class L shares (Mexico,
Telephone Services)

Samsung Electronics Co. Ltd.     2.9                      2.3
(Korea (South), Electronics)

Reliance Industries Ltd.         2.0                      1.6
(India, Chemicals & Plastics)

Johnnies Industrial Corp.        1.8                      1.7
Ltd. (Reg.) (South Africa,
Precious Metals)

Far Eastern Textile Ltd.         1.8                      1.7
(Taiwan, Textiles & Apparel)

Taiwan Semiconductor             1.8                      1.3
Manufacturing Co. Ltd.
(Taiwan, Electronics)

China Trust Co. Ltd.             1.7                      1.8
(Taiwan, Banks)

Malayan Banking BHD              1.7                      1.0
(Malaysia, Banks)

Hon Hai Precision Industries     1.7                      0.8
Co. Ltd. (Taiwan, Electronics)

Haci Omer Sabanci Holding AS     1.7                      1.0
(Turkey, Holding Companies)

                                 20.6                     16.6

TOP TEN MARKET SECTORS AS OF
OCTOBER 31, 1999

                                % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                         MONTHS AGO

FINANCE                          18.1                     20.9

UTILITIES                        17.5                     22.0

BASIC INDUSTRIES                 13.5                     7.8

TECHNOLOGY                       9.3                      6.3

NONDURABLES                      5.7                      10.9

PRECIOUS METALS                  4.2                      3.9

ENERGY                           3.4                      3.1

DURABLES                         3.3                      2.4

CONSTRUCTION & REAL ESTATE       3.2                      2.0

HOLDING COMPANIES                3.1                      2.2



EMERGING MARKETS

INVESTMENTS OCTOBER 31, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 93.0%

                                 SHARES                       VALUE (NOTE 1)

ARGENTINA - 0.6%

Perez Companc SA Class B          427,800                     $ 2,576,541

BRAZIL - 8.2%

Aracruz Celulose SA ADR           117,700                      2,412,850

Banco Bradesco SA (Reg. Pfd.)     504,058,000                  2,471,126

Brahma Cervejaria(Compagnie)      8,118,648                    5,188,766
(PN Reg.)

Centrais Electricas               133,101,000                  2,370,947
Brasileiras SA

Companhia Vale do Rio Doce        258,000                      5,137,485
(PN-A)

Compania Energertica Minas        63,874,173                   911,551
Gerais

Souza Cruz Industria Comerico     473,500                      2,795,303

Tele Centro Sul Participacoes     25,820                       1,542,745
SA sponsored ADR

Tele Norte Leste                  257,500                      4,345,313
Participacoes SA ADR

Telesp Participacoes SA ADR       199,600                      3,231,025
(a)

Votorantim Celulose e Papel       93,761,000                   2,743,520
SA  (PN Reg.)

                                                               33,150,631

CHILE - 2.1%

Compania Cervecerias Unidas       52,400                       1,142,975
SA sponsored ADR

Compania de                       155,400                      2,593,238
Telecomunicaciones de Chile
SA sponsored ADR

Distribucion Y Servicio D&S       141,900                      2,314,744
SA ADR

Embotelladora Andina              145,000                      2,356,250
sponsored ADR Class A

                                                               8,407,207

CHINA - 0.8%

Shanghai Petrochemical Co.        14,698,000                   3,008,473
Ltd.  Class H

COLOMBIA - 0.2%

Suramericana de Inversiones SA    723,400                      745,338

CROATIA - 0.9%

Pliva D.D.:

GDR (c)                           133,700                      1,423,905

GDR (Reg.S) unit                  216,100                      2,301,465

                                                               3,725,370

CZECH REPUBLIC - 0.6%

Ceske Energeticke Zavody AS       967,800                      2,505,931
(a)

EGYPT - 2.1%

Commercial International Bank     550,380                      6,594,932
Ltd.

Lakah Group Sae (a)               741,903                      1,687,126

                                                               8,282,058

GREECE - 3.0%

Alpha Credit Bank                 10,980                       843,048

Hellenic Telecommunication        256,600                      5,459,050
Organization SA (OTE)

Heracles General Cement Co.       33,060                       1,077,745



                                 SHARES                       VALUE (NOTE 1)

Minoan Lines SA                   60,700                      $ 1,883,646

STET Hellas                       120,800                      2,597,200
Telecommunications  SA ADR
(a)

                                                               11,860,689

HONG KONG - 3.2%

Beijing Enterprises Holdings      1,524,000                    2,481,797
Ltd.

China Resources Beijing Land      16,866,000                   2,496,898
Ltd.

China Telecom (Hong Kong)         992,000                      3,348,000
Ltd. (a)

Glorious Sun Enterprises          5,304,000                    1,928,914

New World Infrastructure Ltd.     2,093,800                    2,398,921
(a)

                                                               12,654,530

HUNGARY - 0.9%

Matav RT sponsored ADR (a)        97,000                       2,794,813

OTP Bank Rt.                      19,800                       901,280

                                                               3,696,093

INDIA - 8.2%

Dr. Reddy's Laboratories Ltd.     56,300                       1,380,919

Gujarat Ambuja Cement Ltd.        246,800                      3,069,653

Industrial Credit &               1,589,800                    2,892,543
Investment Corp.  of India
Ltd.

ITC Ltd.                          500                          8,015

Larsen & Toubro Ltd.              720,300                      6,604,132

Mahanagar Telephone Nigam         3,900                        15,395
Ltd.

Pentafour Software & Exports      110,000                      1,527,637
Ltd. (a)

Pentafour Software & Exports      110,000                      1,527,637
Ltd. New (a)

Ranbaxy Laboratories Ltd.         89,100                       1,785,181

Reliance Industries Ltd.          1,473,494                    7,925,714

State Bank of India               252,000                      1,439,337

Tata Engineering & Locomotive     7,125                        39,317
Co. Ltd.

Tata Iron & Steel Co. Ltd. (a)    704,000                      2,391,525

Wipro Ltd.                        91,880                       2,295,730

                                                               32,902,735

INDONESIA - 2.3%

PT Bank International             13,570,000                   298,241
Indonesia

PT Indah Kiat Pulp & Paper        4,469,000                    1,931,654
Corp. (a)

PT Indosat                        833,500                      1,355,581

PT Telkomunikasi Indonesia        8,179,000                    3,894,758

Sampoerna, Hanjaya Mandala (a)    731,000                      1,702,987

                                                               9,183,221

ISRAEL - 1.2%

Bank Hapoalim BM (Reg.)           569,500                      1,355,984

Bezeq Israeli                     894,000                      3,648,162
Telecommunication  Corp.
Ltd. (a)

                                                               5,004,146

KOREA (SOUTH) - 9.7%

Cheil Jedang Corp.                30,700                       1,765,986

Kookmin Bank                      237,600                      3,704,145

Kookmin Bank rights 11/4/99       23,865                       145,239
(a)

COMMON STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

KOREA (SOUTH) - CONTINUED

Korea Electric Power Corp.        192,400                     $ 5,630,048

Korea Telecom                     83,000                       5,584,079

Lg Chemical Ltd.                  94,700                       2,865,870

Medison Co. Ltd.                  413,670                      4,138,426

Pohang Iron & Steel Co. Ltd.      13,600                       1,632,681

Samsung Electronics Co. Ltd.      68,845                       11,478,954

Shinsegae Department Store        38,200                       2,098,692

Shinsegae Department Store        6,677                        118,010
rights 12/1/99 (a)

                                                               39,162,130

MALAYSIA - 5.0%

AMMB Holdings BHD                 1,066,000                    2,300,316

Amway Holding BHD                 660,000                      1,710,789

Genting BHD                       1,003,000                    3,589,684

Malayan Banking BHD               2,025,000                    6,874,342

Rothmans of Pall Mall             352,000                      2,454,737
Malaysia BHD

Tenaga Nasional BHD               572,000                      1,317,105

YTL Cement BHD                    2,584,800                    1,782,152

                                                               20,029,125

MEXICO - 9.6%

Alfa SA de CV                     1,113,000                    4,282,775

Cemex SA de CV sponsored ADR      128,200                      2,884,500
(a)

Cifra SA de CV Series C (a)       2,306,300                    3,569,031

Grupo Financiero Bancomer SA      12,318,900                   3,245,698
de  CV Series A

Grupo Modelo SA de CV Class C     1,733,000                    4,232,111

Grupo Televisa SA de CV           113,400                      4,819,500
sponsored ADR (a)

Telefonos de Mexico SA            162,800                      13,919,399
sponsored  ADR representing
Class L shares

Tubos de Acero de Mexico SA       163,300                      1,786,094
sponsored ADR

                                                               38,739,108

PAKISTAN - 0.0%

Dandot Cement Co. Ltd. (a)        93,750                       1,807

PERU - 1.4%

Cementos Lima S.A.                3,194                        50,451

Compania de Minas                 240,300                      4,085,100
Buenaventura SA sponsored
ADR Class B

Telefonica del Peru SA ADR        122,100                      1,411,781

                                                               5,547,332

PHILIPPINES - 1.5%

Benpres Holdings Corp. (a)        12,881,000                   2,248,554

Manila Electric Co. Class B       1,301,000                    3,568,828

QueenBee Resources Corp.          520,000                      197,756
warrants 3/24/03 (a)

                                                               6,015,138



                                 SHARES                       VALUE (NOTE 1)

POLAND - 0.6%

KGHM Polska Miedz SA sonsored     177,600                     $ 2,193,360
 GDR (Reg. S)

RUSSIA - 1.9%

Lukoil Oil Co. sponsored ADR      127,000                      4,032,250

Unified Energy Systems            657,700                      3,699,563
sponsored ADR

                                                               7,731,813

SOUTH AFRICA - 11.6%

Anglo American Platinum Corp.     130,200                      3,749,963
Ltd.

Anglogold Ltd.                    47,890                       2,704,065

De Beers Consolidated Mines       115,700                      3,159,134
Ltd./ De Beers Centenary AG
unit

Dimension Data Holdings Ltd.      287,200                      1,392,655

Gold Fields Ltd.                  606,990                      2,903,833

Imperial Holdings Ltd.            239,500                      2,221,382

Iscor Ltd.                        6,849,700                    2,652,719

Johnnies Industrial Corp.         1,069,147                    7,306,838
Ltd. (Reg.)

Liberty Life Association of       353,903                      3,282,478
Africa Ltd.

Nampak Ltd.                       1,871,500                    5,024,774

Real Africa Holdings Ltd. (a)     1,821,851                    2,193,751

Standard Bank Investment          1,917,695                    6,553,022
Corp. Ltd.

Super Group Ltd.                  1,848,900                    2,707,689

Theta Group Ltd. (a)              460,700                      760,899

                                                               46,613,202

TAIWAN - 11.8%

Bank Sinopac                      3,728,900                    2,104,266

Cathay Life Insurance Co.         684,890                      1,770,523
Ltd.

China Development Corp. (a)       1,205,000                    1,789,265

China Petrochemical               3,964,400                    2,187,169
Development Corp. (a)

China Trust Co. Ltd. (a)          7,537,720                    6,915,121

Far Eastern Textile Ltd.          5,202,340                    7,117,956

Hon Hai Precision Industries      1,001,400                    6,850,687
Co. Ltd.

Kindom Construction Co. Ltd.      910,000                      547,951

Nan Ya Plastics Corp.             2,305,000                    4,033,023

Phoenixtec Power Co. Ltd.         2,462,006                    5,006,286

Pou Chen Corp.                    1,075,200                    2,288,020

Taiwan Semiconductor              1,584,240                    7,042,177
Manufacturing Co. Ltd.

                                                               47,652,444

THAILAND - 1.4%

Bangkok Bank Ltd. PCL (For.       583,200                      1,358,913
Reg.) (a)

Ministry of Finance of the        4,653,200                    1,626,361
Kingdom of Thailand (Siam
Commercial Bank PLC)
warrants 5/31/02 (a)

Nithipat Finance PCL:

(For. Reg.) warrants 12/15/99     49,800                       0
(a)

(For. Reg.) (a)                   2,395,900                    1

COMMON STOCKS - CONTINUED

                                 SHARES                       VALUE (NOTE 1)

THAILAND - CONTINUED

PTT Exploration & Production      246,200                     $ 1,797,499
Public Co.Ltd. (For.Reg.) (a)

Siam Cement PCL (For.Reg.) (a)    37,000                       957,929

                                                               5,740,703

TURKEY - 4.2%

Dogan Sirketler Grubu Holding     219,242,560                  2,462,532
AS

Erciyas Biracilik Ve Malt         5,013,200                    104,275

Guney Biraciliu                   31,258,675                   1,089,052

Haci Omer Sabanci Holding AS      227,448,970                  6,741,587

Hurriyet Gazetecilik ve           172,658,890                  1,310,826
Matbaacilik AS

Koytas Tekstil Sanayi ve          26,770,000                   0
Ticaret AS (a)

Sabah Yayincilik AS (a)           303,737,700                  773,924

Yapi ve Kredi Bankasi AS          314,585,118                  4,580,359

                                                               17,062,555

TOTAL COMMON STOCKS                             374,191,680
(Cost $338,880,530)

CONVERTIBLE PREFERRED STOCKS
- 1.3%



PHILIPPINES - 0.1%

PDCP Development Bank             2,252,138                    155,010
(non-vtg.) (a)

THAILAND - 1.2%

Siam Commercial Bank PLC          4,386,700                    4,968,754
5.25% (a)

TOTAL CONVERTIBLE PREFERRED                     5,123,764
STOCKS
(Cost $3,959,085)

CASH EQUIVALENTS - 6.9%



Central Cash Collateral Fund,     5,809,428                    5,809,428
5.26% (b)

Taxable Central Cash Fund,        22,022,810                   22,022,810
5.21% (b)

TOTAL CASH EQUIVALENTS                          27,832,238
(Cost $27,832,238)

TOTAL INVESTMENT PORTFOLIO -                    407,147,682
101.2%
(Cost $370,671,853)

NET OTHER ASSETS - (1.2)%                       (4,755,572)

NET ASSETS - 100%                              $ 402,392,110

LEGEND
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,423,905 or 0.4% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $339,577,219 and $297,292,260, respectively.
The fund participated in the security lending program. At period end, the value of securities loaned amounted to $5,872,606. The fund received cash collateral of $5,809,428 which was invested in the Central Cash Collateral Fund.
INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $372,003,315. Net unrealized appreciation aggregated $35,144,367, of which $81,968,879 related to appreciated investment securities and $46,824,512 related to depreciated investment securities.
At October 31, 1999, the fund had a capital loss carryforward of approximately $425,756,000 of which $97,014,000, $19,326,000 and
$309,416,000 will expire on September 30, 2004, 2006 and 2007, respectively.
The fund intends to elect to defer to its fiscal year ending September 30, 2000 approximately $41,648,000 of losses recognized during the period November 1, 1998 to September 30, 1999.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Net Assets
BASIC INDUSTRIES              13.5%

CASH EQUIVALENTS              6.9

CONSTRUCTION & REAL ESTATE    3.2

DURABLES                      3.3

ENERGY                        3.4

FINANCE                       18.1

HEALTH                        3.0

HOLDING COMPANIES             3.1

INDUSTRIAL MACHINERY &        3.0
EQUIPMENT

MEDIA & LEISURE               2.3

NONDURABLES                   5.7

PRECIOUS METALS               4.2

RETAIL & WHOLESALE            2.0

SERVICES                      0.3

TECHNOLOGY                    9.3

TRANSPORTATION                2.4

UTILITIES                     17.5

EMERGING MARKETS
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1999

ASSETS

Investment in securities, at                $ 407,147,682
value  (cost $370,671,853) -
 See accompanying schedule

Foreign currency held at                     469,080
value  (cost $471,970)

Receivable for investments                   3,689,463
sold

Receivable for fund shares                   765,368
sold

Dividends receivable                         425,171

Interest receivable                          90,174

Redemption fees receivable                   2,370

Other receivables                            3,431

 TOTAL ASSETS                                412,592,739

LIABILITIES

Payable for investments        $ 2,290,414
purchased

Payable for fund shares         1,482,637
redeemed

Accrued management fee          240,285

Other payables and  accrued     377,865
expenses

Collateral on securities        5,809,428
loaned,  at value

 TOTAL LIABILITIES                           10,200,629

NET ASSETS                                  $ 402,392,110

Net Assets consist of:

Paid in capital                             $ 840,246,031

Accumulated net investment                   (864,668)
loss

Accumulated undistributed net                (473,444,142)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  36,454,889
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 43,035,100                  $ 402,392,110
shares outstanding

NET ASSET VALUE and                          $9.35
redemption price per share
($402,392,110 (divided by)
43,035,100 shares)

Maximum offering price per                   $9.64
share (100/97.00 of $9.35)

STATEMENT OF OPERATIONS
 YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME                               $ 7,660,949
Dividends

Interest                                         809,261

Security lending                                 3,330

                                                 8,473,540

Less foreign taxes withheld                      (527,561)

 TOTAL INCOME                                    7,945,979

EXPENSES

Management fee                   $ 2,504,496

Transfer agent fees               1,629,934

Accounting and security           199,079
lending fees

Custodian fees and expenses       526,160

Registration fees                 31,792

Audit                             59,804

Legal                             1,238

Miscellaneous                     21,111

 Total expenses before            4,973,614
reductions

 Expense reductions               (107,662)      4,865,952

NET INVESTMENT INCOME                            3,080,027

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (46,886,970)

 Foreign currency transactions    (74,467)       (46,961,437)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            141,272,322

 Assets and liabilities in        16,806         141,289,128
foreign currencies

NET GAIN (LOSS)                                  94,327,691

NET INCREASE (DECREASE) IN                      $ 97,407,718
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                         $ 377,395
charges paid to FDC

 Sales charges - Retained by                    $ 377,019
FDC

 Expense Reductions                             $ 101,912
  Directed brokerage
arrangements

  Custodian credits                              1,956

  Transfer agent credits                         3,794

                                                $ 107,662

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED OCTOBER 31, 1999  YEAR ENDED OCTOBER 31, 1998
ASSETS

Operations Net investment        $ 3,080,027                  $ 3,929,378
income

 Net realized gain (loss)         (46,961,437)                 (312,486,391)

 Change in net unrealized         141,289,128                  156,845,961
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       97,407,718                   (151,711,052)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     -                            (3,929,378)
From net investment income

 In excess of net investment      -                            (6,890,670)
income

 TOTAL DISTRIBUTIONS              -                            (10,820,048)

Share transactions Net            186,390,654                  99,292,935
proceeds from sales of shares

 Reinvestment of distributions    -                            10,654,699

 Cost of shares redeemed          (152,695,597)                (176,082,060)

 NET INCREASE (DECREASE) IN       33,695,057                   (66,134,426)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

Redemption fees                   580,285                      206,513

  TOTAL INCREASE (DECREASE)       131,683,060                  (228,459,013)
IN NET ASSETS

NET ASSETS

 Beginning of period              270,709,050                  499,168,063

 End of period (including        $ 402,392,110                $ 270,709,050
accumulated net investment
loss and distributions in
excess of net investment
income of $864,668 and
$19,246,778, respectively)

OTHER INFORMATION
Shares

 Sold                             21,355,004                   11,211,119

 Issued in reinvestment of        -                            1,174,708
distributions

 Redeemed                         (18,514,233)                 (20,409,357)

 Net increase (decrease)          2,840,771                    (8,023,530)


FINANCIAL HIGHLIGHTS

YEARS ENDED OCTOBER 31,          1999       1998       1997       1996         1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 6.74     $ 10.35    $ 16.61    $ 15.14      $ 19.25
period

Income from Investment
Operations

Net investment income             .07 C      .09 C      .15 C      .12 C        .05

Net realized and unrealized       2.53       (3.47)     (6.17)     1.60         (4.13)
gain (loss)

Total from investment             2.60       (3.38)     (6.02)     1.72         (4.08)
operations

Less Distributions

 From net investment income       -          (.08)      (.13)      (.18)        (.04)

In excess of net investment       -          (.15)      (.12)      (.09)        -
income

Total distributions               -          (.23)      (.25)      (.27)        (.04)

Redemption fees added to paid     .01        -          .01        .02          .01
in capital

Net asset value, end of period   $ 9.35     $ 6.74     $ 10.35    $ 16.61      $ 15.14

TOTAL RETURN A, B                 38.72%     (33.23)%   (36.74)%   11.69%       (21.17)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 402,392  $ 270,709  $ 499,168  $ 1,263,164  $ 1,095,583
(000 omitted)

Ratio of expenses to average      1.45%      1.59%      1.36%      1.30%        1.28%
net assets

Ratio of expenses to average      1.42% D    1.56% D    1.35% D    1.29% D      1.28%
net assets after expense
reductions

Ratio of net investment           .90%       1.01%      .89%       .74%         .46%
income to average net assets

Portfolio turnover rate           94%        87%        69%        77%          78%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.
C NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.
D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

EUROPE
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS

PERIODS ENDED OCTOBER 31, 1999       PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY EUROPE                      12.18%       116.40%       233.87%

FIDELITY EUROPE   (INCL.             8.82%        109.91%       223.85%
3.00% SALES CHARGE)

MSCI Europe                          12.79%       133.76%       287.28%

European Region Funds Average        10.72%       109.13%       185.68%


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be
$1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Europe Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. As of October 31,
1999, the index included over 560 equity securities of companies domiciled in 15 European countries. To measure how the fund's performance stacked up against its peers, you can compare it to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 138 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY EUROPE                  12.18%       16.69%        12.81%

FIDELITY EUROPE   (INCL.         8.82%        15.99%        12.47%
3.00% SALES CHARGE)

MSCI Europe                      12.79%       18.51%        14.50%

European Region   Funds Average  10.72%       15.72%        10.65%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER 10 YEARS
             Europe                      MS Europe (Net MA tax)
             00301                       MS002
  1989/10/31       9700.00                    10000.00
  1989/11/30      10267.55                    10555.22
  1989/12/31      10967.16                    11691.34
  1990/01/31      11104.17                    11660.01
  1990/02/28      10817.10                    11380.61
  1990/03/31      11143.31                    11541.18
  1990/04/30      10921.49                    11234.90
  1990/05/31      11593.48                    12149.26
  1990/06/30      12076.27                    12575.96
  1990/07/31      12806.98                    13105.55
  1990/08/31      11280.32                    11806.15
  1990/09/30      10164.68                    10415.73
  1990/10/31      10621.38                    11293.47
  1990/11/30      10608.33                    11406.96
  1990/12/31      10463.65                    11242.22
  1991/01/31      10670.66                    11620.50
  1991/02/28      11318.38                    12636.97
  1991/03/31      10710.72                    11788.90
  1991/04/30      10684.01                    11665.65
  1991/05/31      10730.76                    12009.76
  1991/06/30       9789.23                    11001.83
  1991/07/31      10283.36                    11763.27
  1991/08/31      10490.37                    11978.04
  1991/09/30      10870.98                    12338.01
  1991/10/31      10637.27                    12078.10
  1991/11/30      10316.75                    11793.78
  1991/12/31      10898.96                    12716.29
  1992/01/31      10947.28                    12712.63
  1992/02/29      11078.42                    12761.44
  1992/03/31      10698.79                    12314.83
  1992/04/30      11402.84                    12994.51
  1992/05/31      11961.94                    13733.98
  1992/06/30      11851.50                    13478.22
  1992/07/31      11423.54                    12996.68
  1992/08/31      11458.06                    12954.30
  1992/09/30      11278.59                    12740.05
  1992/10/31      10436.50                    11851.13
  1992/11/30      10429.59                    11845.34
  1992/12/31      10623.93                    12117.08
  1993/01/31      10567.64                    12137.44
  1993/02/28      10630.96                    12276.30
  1993/03/31      11327.50                    12907.83
  1993/04/30      11700.39                    13192.52
  1993/05/31      11841.11                    13334.45
  1993/06/30      11510.43                    13139.65
  1993/07/31      11517.46                    13184.75
  1993/08/31      12453.21                    14341.72
  1993/09/30      12439.14                    14297.17
  1993/10/31      12966.82                    14892.79
  1993/11/30      12713.53                    14571.31
  1993/12/31      13509.90                    15665.30
  1994/01/31      14484.98                    16463.06
  1994/02/28      14145.82                    15880.04
  1994/03/31      13750.13                    15430.58
  1994/04/30      14145.82                    16069.54
  1994/05/31      13601.75                    15386.46
  1994/06/30      13439.24                    15224.91
  1994/07/31      14053.97                    16022.84
  1994/08/31      14499.11                    16531.04
  1994/09/30      14301.27                    15875.53
  1994/10/31      14965.46                    16567.13
  1994/11/30      14407.26                    15932.53
  1994/12/31      14355.09                    16023.10
  1995/01/31      14046.45                    15897.66
  1995/02/28      14297.67                    16257.85
  1995/03/31      14642.19                    17012.30
  1995/04/30      15137.44                    17556.35
  1995/05/31      15438.90                    17915.81
  1995/06/30      15876.73                    18084.71
  1995/07/31      16587.30                    19027.36
  1995/08/31      16271.49                    18291.80
  1995/09/30      16989.25                    18844.37
  1995/10/31      16874.41                    18755.36
  1995/11/30      16766.74                    18888.72
  1995/12/31      17058.88                    19487.31
  1996/01/31      17111.21                    19614.70
  1996/02/29      17739.14                    19972.03
  1996/03/31      18172.71                    20210.85
  1996/04/30      18449.30                    20357.08
  1996/05/31      18980.06                    20514.39
  1996/06/30      19181.89                    20740.27
  1996/07/31      18815.60                    20480.48
  1996/08/31      19451.01                    21088.22
  1996/09/30      19779.93                    21531.95
  1996/10/31      20273.30                    22031.82
  1996/11/30      21050.75                    23148.27
  1996/12/31      21430.63                    23596.67
  1997/01/31      21342.04                    23666.75
  1997/02/28      21801.09                    23986.25
  1997/03/31      22211.83                    24768.20
  1997/04/30      22131.29                    24651.30
  1997/05/31      23162.15                    25710.57
  1997/06/30      24289.65                    27003.29
  1997/07/31      25054.75                    28273.53
  1997/08/31      23886.97                    26663.08
  1997/09/30      26101.71                    29253.92
  1997/10/31      25006.42                    27826.04
  1997/11/30      25497.69                    28260.40
  1997/12/31      26335.50                    29299.82
  1998/01/31      27347.05                    30526.31
  1998/02/28      29220.61                    32919.88
  1998/03/31      31331.68                    35271.68
  1998/04/30      32105.73                    35963.71
  1998/05/31      32396.00                    36699.89
  1998/06/30      32730.25                    37109.82
  1998/07/31      33636.25                    37850.91
  1998/08/31      27514.17                    33097.97
  1998/09/30      27047.98                    31782.99
  1998/10/31      28868.77                    34335.49
  1998/11/30      30522.44                    36170.37
  1998/12/31      31805.63                    37760.06
  1999/01/31      32242.62                    37524.82
  1999/02/28      30979.14                    36580.32
  1999/03/31      31017.14                    36987.82
  1999/04/30      31207.14                    38096.72
  1999/05/31      29696.65                    36273.79
  1999/06/30      30846.14                    36892.98
  1999/07/31      30855.64                    37242.73
  1999/08/31      31026.64                    37628.57
  1999/09/30      31017.14                    37345.98
  1999/10/29      32385.12                    38727.79
IMATRL PRASUN   SHR__CHT 19991031 19991109 144544 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Europe Fund on October 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have grown to $32,385 - a 223.85% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International Europe Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $38,728 - a 287.28% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
EUROPE
FUND TALK: THE MANAGER'S OVERVIEW



An interview with
Thierry Serero,
Portfolio Manager
of Fidelity Europe Fund
Q. HOW DID THE FUND PERFORM, THIERRY?
A. For the 12 months ending October 31, 1999, the fund returned 12.18%, while the Morgan Stanley Capital International Europe Index returned 12.79%. Meanwhile, the European region funds average, as tracked by Lipper Inc., returned 10.72%.
Q. WHAT FACTORS INFLUENCED THE PERFORMANCE OF EUROPEAN STOCK MARKETS DURING THE PAST 12 MONTHS?
A. European stock markets rose during much of the period after interest-rate cuts in the U.S. and most other major countries helped restore investor confidence. The successful introduction of the European single currency - the euro - and strengthening economic growth in Europe provided a positive backdrop for equity investors. Increased merger and acquisition activity and upward revisions of corporate profit growth also helped the investment environment. Against this backdrop, the emergence of fears in the summer of 1999 that interest rates in Europe and the U.K. could rise had a relatively limited impact on stock markets.
Q. THE FUND OUTPERFORMED ITS PEER GROUP AVERAGE, BUT SLIGHTLY TRAILED ITS BENCHMARK RETURN. WHY?
A. During certain times within the 12-month period, the fund suffered from its heavy bias toward growth stocks and performed significantly worse than the index, particularly in the early spring of 1999 and again in July and August when many investors favored value stocks over growth. My investment style favors growth rather than value. This proved beneficial when interest rate-sensitive growth stocks reversed some of their earlier relative losses against the market, particularly in early summer and early autumn when the fund performed significantly better than the market.
Q. WHICH FUND HOLDINGS PERFORMED PARTICULARLY WELL?
A. Shares in manufacturers of mobile phone equipment, such as Nokia; operators of mobile phone networks, such as Vodafone AirTouch and Mannesmann; and operators of data networks, such as Equant, were strong contributors to performance. These companies benefited from the rapid expansion of mobile and data traffic. This is expected to continue for some time and should lead to increased growth in corporate profits. Another factor driving share prices was the ongoing merger and acquisition activity among telecommunications companies.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. The fund's two largest pharmaceutical holdings proved disappointing. Swiss company Novartis and U.K.-based Glaxo Wellcome suffered when these companies - the world's third- and fourth-largest pharmaceutical manufacturers, respectively - warned that 1999's profits would be lower than anticipated. Furthermore, they were affected, along with other pharmaceutical shares, by the preference investors had for cyclical stocks.
Q. DID YOU MAKE MAJOR CHANGES TO THE PORTFOLIO?
A. The main change I carried out this year was to increase those holdings where I had the strongest conviction. This resulted in a reduction of holdings in the fund and sharpened the focus on the most attractive companies within each sector. Overall, the emphasis continues to be on growth stocks, but the type of growth stocks held has changed. A year ago the majority of the holdings were restructuring stories, but now the fund contains many long-term growth stories that are not dependent on a strong economy to grow their business. Examples are Equant and Synthes-Stratec. A second group includes companies that have implemented their restructuring programs and are poised to benefit in terms of long-term growth in revenues and profits. Examples of this are Mannesmann or Preussag.
Q. WHAT IS YOUR OUTLOOK FOR THE EUROPEAN MARKET?
A. Improving economic growth prospects have resulted in increased inflationary expectations as shown by the rise in bond yields earlier this year. While smaller and cyclical companies performed better than growth companies in this environment, I believe these conditions will not continue. In my opinion, the low-inflation environment, in place through much of the 1990s, will re-emerge as the dominant influence on the stock market over the longer term. Such an environment restricts the ability of companies to increase prices and, consequently, forces them to continue to improve profitability by controlling costs, increasing market share and becoming more competitive. The portfolio is positioned to benefit from companies' long-term growth in revenues and profits against a background of low inflation, and I believe that we have identified those companies that should perform relatively well in this environment.

FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of European issuers
FUND NUMBER: 301
TRADING SYMBOL: FIEUX
START DATE: October 1, 1986
SIZE: as of October 31, 1999, more
than $1.3 billion
MANAGER: Thierry Serero, since 1998; manager, several funds for Fidelity International Limited, since 1994; research analyst, Fidelity
International Services Limited, 1991-1994;
joined Fidelity in 1991
(checkmark)
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3. EUROPE

INVESTMENT CHANGES




AS OF OCTOBER 31, 1999
United States 2.4%
Finland 4.7%
Row: 1, Col: 1, Value: 4.7
Row: 1, Col: 2, Value: 19.7
Row: 1, Col: 3, Value: 15.9
Row: 1, Col: 4, Value: 5.9
Row: 1, Col: 5, Value: 5.6
Row: 1, Col: 6, Value: 3.7
Row: 1, Col: 7, Value: 2.9
Row: 1, Col: 8, Value: 6.9
Row: 1, Col: 9, Value: 32.3
Row: 1, Col: 10, Value: 2.4
United Kingdom 32.3%
France 19.7%
Germany 15.9%
Switzerland 6.9%
Netherlands 5.9%
Sweden 2.9%
Other 5.6%
Spain 3.7%
GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S NET ASSETS)

AS OF APRIL 30, 1999
Finland 2.7%
United States 3.2%
Row: 1, Col: 1, Value: 2.7
Row: 1, Col: 2, Value: 13.3
Row: 1, Col: 3, Value: 14.7
Row: 1, Col: 4, Value: 2.0
Row: 1, Col: 5, Value: 5.2
Row: 1, Col: 6, Value: 9.9
Row: 1, Col: 7, Value: 3.9
Row: 1, Col: 8, Value: 3.7
Row: 1, Col: 9, Value: 10.5
Row: 1, Col: 10, Value: 30.9
Row: 1, Col: 11, Value: 3.2
France 13.3%
United Kingdom 30.9%
Germany 14.7%
Ireland 2.0%
Switzerland 10.5%
Italy 5.2%
Netherlands 9.9%
Spain 3.7%
Other 3.9%
PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF FUTURES CONTRACTS, IF
APPLICABLE.

ASSET ALLOCATION

                             % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                      MONTHS AGO

Stocks                        97.5                     93.1

Bonds                         2.5                      5.2

Short-Term Investments and    0.0                      1.7
Net Other Assets


PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

TOP TEN STOCKS AS OF OCTOBER
31, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

Nokia AB  (Finland,             3.5                      2.1
Communications Equipment)

Vodafone AirTouch PLC           3.4                      2.8
(United Kingdom, Cellular)

Novartis AG (Reg.)              3.1                      3.3
(Switzerland, Drugs &
Pharmaceuticals)

BP Amoco PLC  (United           2.9                      2.8
Kingdom, Oil & Gas)

Glaxo Wellcome PLC  (United     2.9                      4.1
Kingdom, Drugs &
Pharmaceuticals)

France Telecom SA  (France,     2.8                      0.0
Telephone Services)

Ericsson (L.M.) Telefon AB      2.0                      0.0
Class B (Sweden, Electrical
Equipment)

Lloyds TSB Group PLC  (United   2.0                      2.3
Kingdom, Banks)

Munich Reinsurance AG (Reg.)    1.9                      1.5
(Germany, Insurance)

Siemens AG  (Germany,           1.9                      1.8
Electrical Equipment)

                                26.4                     20.7

TOP TEN MARKET SECTORS AS OF
OCTOBER 31, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

FINANCE                         21.2                     30.1

UTILITIES                       15.8                     19.4

HEALTH                          12.1                     10.6

TECHNOLOGY                      11.6                     8.6

RETAIL & WHOLESALE              7.7                      4.3

INDUSTRIAL MACHINERY &          6.6                      6.3
EQUIPMENT

SERVICES                        6.5                      4.2

ENERGY                          4.6                      5.1

BASIC INDUSTRIES                4.2                      1.0

CONSTRUCTION & REAL ESTATE      4.0                      3.4




EUROPE

INVESTMENTS OCTOBER 31, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 95.8%

                                 SHARES                      VALUE (NOTE 1)

BELGIUM - 1.0%

GIB Holdings Ltd.                 45,100                     $ 1,855,939

Mobistar SA (a)                   203,338                     8,365,549

Telinfo SA                        35,150                      3,337,176

Telinfo SA (strip VVPR)           28,500                      301

                                                              13,558,965

FINLAND - 4.7%

Nokia AB                          397,705                     45,959,783

Sampo Insurance Co. Ltd.          230,202                     8,013,723

Sonera Group PLC                  241,070                     7,260,400

                                                              61,233,906

FRANCE - 19.1%

Banque Nationale de Paris         228,629                     20,138,591

Bouygues                          54,813                      19,139,159

Castorama Dubois                  36,550                      10,980,918
Investissements SA

Club Mediterranee SA (a)          110,900                     11,137,297

Dassault Systemes SA              319,650                     13,295,748

France Telecom SA                 375,147                     36,348,955

Galeries Lafayette SA             64,480                      9,522,793

Genset SA (a)                     58,000                      1,523,487

L'Air Liquide                     76,463                      11,816,810

Legrand SA                        44,939                      10,784,899

Neopost SA (a)                    628,334                     21,807,092

Pinault Printemps SA              85,300                      16,313,912

Rhodia SA                         677,889                     13,122,179

Rhone-Poulenc SA Class A          182,000                     10,101,000

Suez Lyonnaise des Eaux           124,497                     20,159,444

Total Fina SA Class B             169,324                     22,583,589

TRANSGENE SA sponsored ADR        409,380                     3,326,213
(a)(e)

                                                              252,102,086

GERMANY - 14.2%

Aachener & Muenchener             58,964                      4,946,233
Beteiligungs AG

Bewag                             265,350                     3,652,926

Celanese AG (a)                   16,960                      268,367

Deutsche Bank AG                  215,286                     15,438,612

Deutsche Telekom AG               526,567                     24,357,602

EPCOS AG (a)                      21,090                      866,998

Hoechst AG                        309,100                     13,691,662

Kali Und Salz Beteiligungs AG     194,500                     2,786,318

Karstadt AG                       356,820                     16,185,605

Mannesmann AG (Reg.)              146,783                     23,210,724

Munich Reinsurance AG (Reg.)      111,805                     25,558,269

NSE Software AG                   178,790                     2,847,944

Preussag AG                       263,803                     14,331,718

Siemens AG                        278,642                     25,146,520

Veba AG                           257,450                     13,983,860

                                                              187,273,358



                                 SHARES                      VALUE (NOTE 1)

IRELAND - 0.6%

Irish Life & Permanent PLC        709,737                    $ 7,262,405

IWP International PLC (United     568,270                     1,121,356
 Kingdom Reg.)

                                                              8,383,761

ITALY - 1.8%

Bulgari Spa                       866,330                     6,150,490

Interbanca Spa (a)                202,030                     2,737,119

Luxottica Group Spa sponsored     399,900                     7,673,081
ADR

Rolo Banca 1473 Spa               318,660                     6,632,327

                                                              23,193,017

LUXEMBOURG - 0.5%

Audiofina                         124,090                     6,257,141

NETHERLANDS - 4.5%

Equant NV (a)                     195,278                     19,054,886

Fortis Amev NV                    323,200                     11,159,087

Heineken Holding NV               246,790                     8,981,688

ING Groep NV                      315,391                     18,658,151

Vnu NV                            44,700                      1,516,002

                                                              59,369,814

NORWAY - 1.2%

Den Norske Bank ASA Class A       1,694,940                   6,585,025
Free shares

Kvaerner ASA (a)                  370,780                     7,013,060

Kvaerner ASA (B shares) (a)       133,070                     2,023,749

                                                              15,621,834

SPAIN - 3.7%

Argentaria Caja Postal y          428,483                     9,537,342
Banco Hipotecario de Espana
SA

Centros Comerciales               252,720                     6,073,019
Continente SA

Centros Comerciales Pryca SA      343,630                     6,477,791

Grupo Acciona SA                  302,137                     14,597,574

Prosegur Comp Securidad SA        865,859                     7,124,478

Tabacalera SA Series A            313,109                     5,169,174

                                                              48,979,378

SWEDEN - 2.9%

Ericsson (L.M.) Telefon AB        634,400                     27,120,600
Class B

Industri-Matematik                671,270                     1,426,449
International Corp. (a)

Mandamus AB                       21,355                      113,289

Securitas AB Class B              683,321                     10,166,793

                                                              38,827,131

SWITZERLAND - 6.9%

Kudelski SA (a)                   3,667                       15,286,199

Lindt & Spruengli AG              2,905                       6,857,091

Novartis AG (Reg.)                27,118                      40,652,929

Richemont Compagnie Financier     6,389                       12,232,736
 Class A Unit

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

SWITZERLAND - CONTINUED

Swatch Group AG (The) (Bearer)    4,855                      $ 3,875,317

UBS AG                            39,200                      11,430,863

                                                              90,335,135

UNITED KINGDOM - 32.3%

Allied Zurich PLC                 1,659,916                   20,062,309

AstraZeneca Group PLC (Reg.)      546,680                     25,010,612

Axis Shield PLC (a)               438,283                     3,124,289

Babcock International Group       2,932,777                   4,533,299
PLC

BP Amoco PLC                      3,986,052                   38,365,759

British Land Co. PLC              1,244,751                   8,955,050

Capita Group PLC                  1,213,095                   16,058,248

Financial Objects PLC             628,030                     3,459,654

General Electric Co. PLC          1,832,638                   19,934,897

Glaxo Wellcome PLC                1,264,726                   37,862,738

Go-Ahead Group (The) PLC          391,774                     3,994,246

Informa Group PLC                 606,710                     4,050,556

Kingfisher PLC                    867,677                     9,481,140

Lloyds TSB Group PLC              1,906,791                   26,385,461

Misys PLC                         1,669,266                   13,944,300

Nycomed Amersham PLC              1,364,310                   8,312,061

Orange PLC (a)                    613,160                     15,295,612

Prudential Corp. PLC              1,539,993                   24,171,419

Royal & Sun Alliance              872,686                     5,941,086
Insurance  Group PLC

Royal Bank of Scotland Group      795,183                     18,332,537
PLC

Safeway PLC                       2,370,550                   7,445,433

Scottish & Southern Energy PLC    717,070                     6,809,591

Sema Group PLC                    527,918                     6,901,461

Serco Group PLC                   511,017                     14,705,536

Stagecoach Holdings PLC           3,894,491                   11,079,095

Tesco PLC                         4,164,990                   12,396,526

Thomson Travel Group PLC          3,000,940                   4,663,335

Vodafone AirTouch PLC             9,464,665                   45,371,284

WPP Group PLC                     800,780                     8,697,481

                                                              425,345,015

UNITED STATES OF AMERICA - 2.4%

LHS Group, Inc. (a)               103,600                     2,952,600

Pharmacia & Upjohn, Inc. unit     226,955                     12,302,997

Synthes-Stratec, Inc. (a)         44,681                      16,627,948

                                                              31,883,545

TOTAL COMMON STOCKS                           1,262,364,086
(Cost $1,034,099,850)

NONCONVERTIBLE PREFERRED
STOCKS - 1.7%



GERMANY - 1.7%

Marschollek Lautenschlaeger       105,882                     22,394,832
und  Partner AG (Cost
$20,457,715)


CORPORATE BONDS - 2.5%

MOODY'S RATINGS (UNAUDITED)               PRINCIPAL AMOUNT (C)               VALUE (NOTE 1)

CONVERTIBLE BONDS - 1.9%

ITALY - 0.5%

Mediobanca International Ltd.   -    ITL   8,000,000                         $ 6,509,467
3.5% 1/2/01 (d)

NETHERLANDS - 1.4%

Telefonica Europe BV 2%         A2         11,535,000                         19,061,588
7/15/02

TOTAL CONVERTIBLE BONDS                                                       25,571,055

NONCONVERTIBLE BONDS - 0.6%

FRANCE - 0.6%

Eurotunnel Finance Ltd. euro:

0% 4/30/40 (f)                  -    EUR   1,355                              1,972,558

0% 4/30/40 (f)                  -    EUR   3,885                              5,655,635

                                                                              7,628,193

TOTAL CORPORATE BONDS                                            33,199,248
(Cost $33,766,198)


CASH EQUIVALENTS - 3.2%

                               SHARES

Central Cash Collateral Fund,   26,174,468                    26,174,468
5.26% (b)

Taxable Central Cash Fund,      15,625,613                    15,625,613
5.21% (b)

TOTAL CASH EQUIVALENTS                       41,800,081
(Cost $41,800,081)

TOTAL INVESTMENT PORTFOLIO -                                  1,359,758,247
103.2%
(Cost $1,130,123,844)

NET OTHER ASSETS - (3.2)%                                     (42,356,113)

NET ASSETS - 100%                           $ 1,317,402,134

CURRENCY ABBREVIATIONS

EUR                     -   European Monetary Unit

ITL                     -   Italian lira

LEGEND
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Principal amount is stated in United States dollars unless otherwise noted.
(d) Principal amount in thousands.
(e) Affiliated company
(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $1,531,668,182 and $1,927,056,256, respectively.
The fund participated in the security lending program. At period end, the value of securities loaned amounted to $25,310,758. The fund received cash collateral of $26,174,468 which was invested in the Central Cash Collateral Fund.
The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $17,053,444. The weighted average interest rate was 5.09%. Interest expense includes $43,402 paid under the interfund lending program.
The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $7,535,869. The weighted average interest rate was 5.11%. Interest expense includes $65,272 paid under the bank borrowing program.
Transactions during the period with companies which are or were affiliates are as follows:
                            PURCHASES   SALES    DIVIDEND VALUE
AFFILIATE                   COST        COST     INCOME
TRANSGENE SA sponsored ADR  $ 1,503,613 $ 79,800 $ -       $ 3,326,213
INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $1,133,071,253. Net unrealized appreciation aggregated $226,686,994, of which $284,849,175 related to appreciated investment securities and $58,162,181 related to depreciated investment securities.
The fund hereby designates approximately $133,877,000 as a capital gain dividend for the purpose of the dividend paid deduction.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Net Assets
BASIC INDUSTRIES              4.2%

CASH EQUIVALENTS              3.2

CONSTRUCTION & REAL ESTATE    4.0

DURABLES                      0.3

ENERGY                        4.6

FINANCE                       21.2

HEALTH                        12.1

HOLDING COMPANIES             0.9

INDUSTRIAL MACHINERY &        6.6
EQUIPMENT

MEDIA & LEISURE               1.4

NONDURABLES                   2.3

RETAIL & WHOLESALE            7.7

SERVICES                      6.5

TECHNOLOGY                    11.6

TRANSPORTATION                0.8

UTILITIES                     15.8

EUROPE
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1999

ASSETS

Investment in securities, at                 $ 1,359,758,247
value  (cost $1,130,123,844)
-  See accompanying schedule

Cash                                          1,636,533

Receivable for investments                    12,559,474
sold

Receivable for fund shares                    1,213,032
sold

Dividends receivable                          2,308,952

Interest receivable                           54,559

Redemption fees receivable                    925

Other receivables                             104,208

 TOTAL ASSETS                                 1,377,635,930

LIABILITIES

Payable for investments        $ 31,289,859
purchased

Payable for fund shares         1,782,051
redeemed

Accrued management fee          577,666

Other payables and accrued      409,752
expenses

Collateral on securities        26,174,468
loaned,  at value

 TOTAL LIABILITIES                            60,233,796

NET ASSETS                                   $ 1,317,402,134

Net Assets consist of:

Paid in capital                              $ 981,316,365

Undistributed net investment                  9,182,220
income

Accumulated undistributed net                 97,292,769
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   229,610,780
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 38,641,105                   $ 1,317,402,134
shares outstanding

NET ASSET VALUE and                           $34.09
redemption price per share
($1,317,402,134 (divided by)
38,641,105 shares)

Maximum offering price per                    $35.14
share  (100/97.00 of $34.09)

STATEMENT OF OPERATIONS
 YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME                              $ 24,845,617
Dividends

Interest                                        2,055,131

Security lending                                29,071

                                                26,929,819

Less foreign taxes withheld                     (2,629,293)

 TOTAL INCOME                                   24,300,526

EXPENSES

Management fee Basic fee         $ 10,777,278

 Performance adjustment           (2,043,853)

Transfer agent fees               3,683,342

Accounting and security           700,824
lending fees

Non-interested trustees'          4,298
compensation

Custodian fees and expenses       708,560

Registration fees                 35,853

Audit                             55,558

Legal                             6,208

Interest                          108,674

Miscellaneous                     301

 Total expenses before            14,037,043
reductions

 Expense reductions               (910,620)     13,126,423

NET INVESTMENT INCOME                           11,174,103

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            104,209,184
(including realized loss of
$29,262 on sales  of
investments in affiliated
issuers)

 Foreign currency transactions    (584,632)     103,624,552

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            59,466,142

 Assets and liabilities in        (181,566)     59,284,576
foreign currencies

NET GAIN (LOSS)                                 162,909,128

NET INCREASE (DECREASE) IN                     $ 174,083,231
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 513,062
charges paid to FDC

 Sales charges - Retained by                   $ 512,932
FDC

 Deferred sales charges                        $ 52,904
withheld   by FDC

 Expense Reductions                            $ 853,284
  Directed brokerage
arrangements

  Transfer agent credits                        57,336

                                               $ 910,620

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED OCTOBER 31, 1999  YEAR ENDED OCTOBER 31, 1998
ASSETS

Operations Net investment        $ 11,174,103                 $ 16,048,867
income

 Net realized gain (loss)         103,624,552                  128,972,621

 Change in net unrealized         59,284,576                   (74,276,909)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       174,083,231                  70,744,579
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (13,415,761)                 (11,392,134)
From net investment income

 From net realized gain           (107,821,453)                (68,664,194)

 TOTAL DISTRIBUTIONS              (121,237,214)                (80,056,328)

Share transactions Net            350,466,714                  1,112,727,257
proceeds from sales of shares

 Reinvestment of distributions    118,737,898                  78,862,444

 Cost of shares redeemed          (791,339,602)                (512,978,219)

 NET INCREASE (DECREASE) IN       (322,134,990)                678,611,482
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

Redemption fees                   333,409                      949,915

  TOTAL INCREASE (DECREASE)       (268,955,564)                670,249,648
IN NET ASSETS

NET ASSETS

 Beginning of period              1,586,357,698                916,108,050

 End of period (including        $ 1,317,402,134              $ 1,586,357,698
undistributed net investment
income of $9,182,220 and
$15,517,755, respectively)

OTHER INFORMATION
Shares

 Sold                             10,550,858                   31,701,697

 Issued in reinvestment of        3,755,163                    2,653,514
distributions

 Redeemed                         (23,998,640)                 (15,522,060)

 Net increase (decrease)          (9,692,619)                  18,833,151


FINANCIAL HIGHLIGHTS

YEARS ENDED OCTOBER 31,          1999         1998         1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 32.82      $ 31.05      $ 27.12    $ 23.51    $ 21.18
period

Income from Investment
Operations

Net investment income             .25 C        .39 C        .44 C      .30 C      .27

Net realized and unrealized       3.54         4.10         5.44       4.23       2.37
gain (loss)

Total from investment             3.79         4.49         5.88       4.53       2.64
operations

Less Distributions

 From net investment income       (.28)        (.39)        (.24)      (.12)      (.20)

From net realized gain            (2.25)       (2.35)       (1.73)     (.81)      (.11)

Total distributions               (2.53)       (2.74)       (1.97)     (.93)      (.31)

Redemption fees added to paid     .01          .02          .02        .01        -
in capital

Net asset value, end of period   $ 34.09      $ 32.82      $ 31.05    $ 27.12    $ 23.51

TOTAL RETURN A, B                 12.18%       15.45%       23.35%     20.14%     12.76%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,317,402  $ 1,586,358  $ 916,108  $ 691,762  $ 492,867
(000 omitted)

Ratio of expenses to average      .96%         1.10%        1.19%      1.27%      1.18% D
net assets

Ratio of expenses to average      .89% E       1.09% E      1.18% E    1.27%      1.18%
net assets after expense
reductions

Ratio of net investment           .76%         1.15%        1.53%      1.20%      1.12%
income to average net assets

Portfolio turnover rate           106%         114%         57%        45%        38%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.
C NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.
D FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

EUROPE CAPITAL APPRECIATION
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Fidelity Europe Capital Appreciation has a 3%
sales charge, which was waived beginning July 1, 1998 through December
31, 1998.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999     PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY EUROPE CAPITAL APP        14.50%       116.38%       145.59%

FIDELITY EUROPE CAPITAL APP        11.06%       109.89%       138.22%
(INCL. 3.00% SALES CHARGE)

MSCI Europe                        12.79%       133.76%       149.38%

European Region Funds Average      10.72%       109.13%       n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on December 21, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International
(MSCI) Europe Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. As of October 31, 1999, the index included over 560 equity securities of companies domiciled in 15 European countries. To measure how the fund's performance stacked up against its peers, you can compare it to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 138 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999   PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY EUROPE CAPITAL APP      14.50%       16.69%        16.56%

FIDELITY EUROPE CAPITAL APP      11.06%       15.98%        15.96%
(INCL. 3.00% SALES CHARGE)

MSCI Europe                      12.79%       18.51%        16.87%

European Region Funds Average    10.72%       15.72%        n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Europe Cap. Appreciation    MS Europe (Net MA tax)
             00341                       MS002
  1993/12/21       9700.00                    10000.00
  1993/12/31       9729.10                    10087.27
  1994/01/31      11145.30                    10600.97
  1994/02/28      10670.00                    10225.54
  1994/03/31      10786.40                     9936.13
  1994/04/30      11242.30                    10347.57
  1994/05/31      10825.20                     9907.72
  1994/06/30      10602.10                     9803.69
  1994/07/31      11145.30                    10317.50
  1994/08/31      11339.30                    10644.74
  1994/09/30      10941.60                    10222.65
  1994/10/31      11009.50                    10667.98
  1994/11/30      10534.20                    10259.35
  1994/12/31      10398.40                    10317.67
  1995/01/31      10272.30                    10236.89
  1995/02/28      10563.30                    10468.83
  1995/03/31      10786.40                    10954.64
  1995/04/30      11300.50                    11304.96
  1995/05/31      11475.10                    11536.43
  1995/06/30      11640.00                    11645.19
  1995/07/31      12241.40                    12252.18
  1995/08/31      11737.00                    11778.54
  1995/09/30      12086.20                    12134.35
  1995/10/31      11717.60                    12077.04
  1995/11/30      11649.70                    12162.91
  1995/12/31      11926.02                    12548.36
  1996/01/31      12005.13                    12630.39
  1996/02/29      12311.69                    12860.48
  1996/03/31      12509.47                    13014.26
  1996/04/30      12865.47                    13108.42
  1996/05/31      13152.25                    13209.72
  1996/06/30      13221.47                    13355.17
  1996/07/31      12954.47                    13187.88
  1996/08/31      13439.03                    13579.22
  1996/09/30      13735.69                    13864.95
  1996/10/31      13913.69                    14186.83
  1996/11/30      14793.81                    14905.74
  1996/12/31      15013.99                    15194.47
  1997/01/31      15389.62                    15239.60
  1997/02/28      15566.38                    15445.33
  1997/03/31      15842.58                    15948.85
  1997/04/30      15919.91                    15873.58
  1997/05/31      16638.02                    16555.66
  1997/06/30      17654.42                    17388.08
  1997/07/31      18460.91                    18206.02
  1997/08/31      17367.18                    17169.01
  1997/09/30      19201.12                    18837.32
  1997/10/31      18306.24                    17917.87
  1997/11/30      18328.34                    18197.57
  1997/12/31      18761.13                    18866.87
  1998/01/31      19553.49                    19656.64
  1998/02/28      21125.44                    21197.92
  1998/03/31      23016.89                    22712.30
  1998/04/30      23643.11                    23157.91
  1998/05/31      24243.78                    23631.96
  1998/06/30      24103.19                    23895.92
  1998/07/31      24448.26                    24373.13
  1998/08/31      19834.65                    21312.60
  1998/09/30      19310.67                    20465.85
  1998/10/31      20805.94                    22109.46
  1998/11/30      21968.92                    23290.99
  1998/12/31      22825.19                    24314.63
  1999/01/31      23106.35                    24163.15
  1999/02/28      22224.53                    23554.96
  1999/03/31      22301.21                    23817.36
  1999/04/30      23016.89                    24531.41
  1999/05/31      22045.60                    23357.58
  1999/06/30      22633.49                    23756.30
  1999/07/31      23042.45                    23981.51
  1999/08/31      23195.81                    24229.96
  1999/09/30      22952.99                    24047.99
  1999/10/29      23822.03                    24937.77
IMATRL PRASUN   SHR__CHT 19991031 19991111 111326 R00000000000074
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Europe Capital Appreciation Fund on December 21, 1993, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have grown to $23,822 - a 138.22% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International Europe Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $24,938 - a 149.38% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
EUROPE CAPITAL APPRECIATION
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Kevin McCarey, Portfolio Manager of Fidelity Europe Capital Appreciation Fund
Q. HOW DID THE FUND PERFORM, KEVIN?
A. For the 12 months that ended October 31, 1999, the fund returned 14.50%. This topped the Morgan Stanley Capital International Europe Index, which returned 12.79% during the same period. The European region funds average, as tracked by Lipper Inc., returned 10.72%.
Q. WHAT FACTORS INFLUENCED THE PERFORMANCE OF EUROPEAN MARKETS DURING
THE PERIOD?
A. Economic developments in both Europe and Russia served as catalysts for positive market performance. When the period began, most European economies were struggling. Several interest-rate cuts followed shortly thereafter, though, and we began to see an economic revival - particularly in the United Kingdom - in April and May. This improved climate led to a higher level of corporate restructuring, as well as a rash of merger and acquisition activity. Russia, meanwhile, recovered from its currency problems of last year. Since many European companies rely on Russia as a market for their goods and services, this righting of the ship proved beneficial. On another front, market performance - as measured in U.S. dollar returns - was suppressed somewhat during the initial stages of the period due to the slow start of the euro, the new single currency of 11 European nations.
Q. WITH THESE ECONOMIC SHIFTS IN MIND, DID YOU FOLLOW ANY SPECIFIC INVESTMENT STRATEGIES?
A. My decision to add to several of the fund's positions in smaller-sized U.K. stocks worked out well. Small-cap stocks typically perform well at the beginning of an economic rebound, and the fund's stakes in building materials retailer Wickes, and de la Rue - a company that makes cash-handling equipment for banks - performed well. Several holdings in France also contributed positively, as favorable economic conditions resulted in more consolidation activity during the period, especially among larger firms. One example was the merger between France's two largest oil companies, Total and Elf Aquitaine.
Q. SEVEN OF THE FUND'S TOP-20 INVESTMENTS AT THE END OF THE PERIOD WERE TELECOMMUNICATIONS-RELATED. WHAT WAS THE ATTRACTION?
A. These companies continued to reap the benefits from both fixed-line and wireless demand. On the fixed side, more phone lines were installed for Internet usage. Unlike their U.S. counterparts, European phone companies charge per-minute fees for local calls. While consumer pressure may change this fee structure in the future, increased Internet usage has helped to propel revenues. Wireless demand, on the other hand, was extremely strong. Consolidation activity was popular within this group as well, as companies such as Vodafone AirTouch, Deutsche Telekom and Mannesmann looked to join forces with other business partners. The fund's positions in Nokia, British Telecommunications and Ericsson also fared nicely.
Q. FINANCE STOCKS ACCOUNTED FOR MORE THAN A QUARTER OF THE FUND'S NET ASSETS AT THE END OF THE PERIOD. HOW DID THIS GROUP PERFORM?
A. Finance stocks performed fairly well early, but declined through most of the period as long-term interest rates rose. These higher rates in the U.S. and Europe put pressure on stocks, and the fund's positions in Italian bank San Paolo-IMI and insurance stocks Allied Zurich suffered accordingly. While the fund's finance exposure was considerable, its weighting was still lower than that of the Morgan Stanley index through much of the period.
Q. WERE THERE ANY OTHER POSITIONS THAT DIDN'T PERFORM AS WELL AS YOU WOULD HAVE LIKED?
A. The fund's investment in Telecom Italia was a source of frustration. Telecom Italia was bought at a premium during the period by Olivetti, a fellow Italian telecom firm. Olivetti paid a premium for Telecom Italia, but the fund owned "savings class" shares and the takeover bid recognized only ordinary shares. In Italy, there is less protection for minority shareholders of stock. In the U.S., a bid would most likely have included both classes of shares. The fund also was hurt by not owning enough economically sensitive stocks, particularly those in the non-consumer commodity areas such as metals.
Q. WHAT'S YOUR OUTLOOK?
A. I'm reasonably optimistic. For the most part, European companies have been paying attention to shareholder interests. While valuations aren't as low as they have been in recent years, I think better economies, calmer currency situations and increased merger activity can be positive drivers of European market performance over the next year or so.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.


FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of European issuers
FUND NUMBER: 341
TRADING SYMBOL: FECAX
START DATE: December 21, 1993
SIZE: as of October 31, 1999, more than
$474 million
MANAGER: Kevin McCarey, since inception;
manager, Fidelity Select Financial Services
Portfolio and Fidelity Select Automotive
Portfolio, 1989-1990; Fidelity Select
Regional Banks Portfolio, 1986-1990; joined
Fidelity in 1986
(checkmark)
EUROPE CAPITAL APPRECIATION

INVESTMENT CHANGES




AS OF OCTOBER 31, 1999

United States 2.5%
Finland 4.3%
Row: 1, Col: 1, Value: 4.3
Row: 1, Col: 2, Value: 18.6
Row: 1, Col: 3, Value: 11.5
Row: 1, Col: 4, Value: 8.800000000000001
Row: 1, Col: 5, Value: 3.9
Row: 1, Col: 6, Value: 3.2
Row: 1, Col: 7, Value: 3.2
Row: 1, Col: 8, Value: 11.5
Row: 1, Col: 9, Value: 32.5
Row: 1, Col: 10, Value: 2.5
France 18.6%
United Kingdom 32.5%
Germany 11.5%
Switzerland 11.5%
Netherlands 8.8%
Sweden 3.2%
Other 3.9%
Spain 3.2%
GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S NET ASSETS)

AS OF APRIL 30, 1999

United States 3.2%
Finland 3.7%
Row: 1, Col: 1, Value: 3.7
Row: 1, Col: 2, Value: 18.4
Row: 1, Col: 3, Value: 12.6
Row: 1, Col: 4, Value: 5.3
Row: 1, Col: 5, Value: 7.6
Row: 1, Col: 6, Value: 2.6
Row: 1, Col: 7, Value: 2.8
Row: 1, Col: 8, Value: 2.2
Row: 1, Col: 9, Value: 7.2
Row: 1, Col: 10, Value: 32.4
Row: 1, Col: 11, Value: 3.2
United Kingdom 32.4%
France 18.4%
Germany 12.6%
Switzerland 7.2%
Italy 5.3%
Sweden 2.2%
Netherlands 7.6%
Spain 4.8%
Other 2.6%
PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF FUTURES CONTRACTS, IF
APPLICABLE.

ASSET ALLOCATION

                                 % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS 6
                                                          MONTHS AGO

Stocks and investment companies   97.5                     97.7

Short-Term Investments and        2.5                      2.3
Net Other Assets


PRIOR TO THIS REPORT CERTAIN INFORMATION RELATED TO PORTFOLIO HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

TOP TEN STOCKS AS OF OCTOBER
31, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

Total Fina SA Class B           3.7                      2.8
(France, Oil & Gas)

Nokia AB sponsored ADR          3.7                      2.8
(Finland, Communications
Equipment)

Vodafone AirTouch PLC           2.6                      0.8
(United Kingdom, Cellular)

ING Groep NV   (Netherlands,    2.2                      1.3
Insurance)

Nestle SA (Reg.)                2.2                      0.7
(Switzerland, Foods)

BP Amoco PLC  (United           2.2                      2.4
Kingdom, Oil & Gas)

British Telecommunications      2.0                      2.4
PLC (United Kingdom,
Telephone Services)

Shell Transport & Trading Co.   2.0                      1.8
PLC (Reg.)  (United Kingdom,
Oil  & Gas)

Deutsche Telekom AG             1.9                      1.8
(Germany, Telephone Services)

Roche Holding AG                1.7                      2.1
participation certificates
(Switzerland, Drugs &
Pharmaceuticals)

                                24.2                     18.9

TOP TEN MARKET SECTORS AS OF
OCTOBER 31, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

FINANCE                         28.6                     25.1

UTILITIES                       14.9                     20.1

ENERGY                          8.8                      7.1

HEALTH                          7.4                      8.0

TECHNOLOGY                      7.3                      6.1

NONDURABLES                     5.4                      4.8

SERVICES                        5.3                      3.8

RETAIL & WHOLESALE              4.3                      9.5

DURABLES                        4.1                      5.1

INDUSTRIAL MACHINERY  &         4.0                      2.2
EQUIPMENT




EUROPE CAPITAL APPRECIATION

INVESTMENTS OCTOBER 31, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 97.1%

                                 SHARES                      VALUE (NOTE 1)

AUSTRIA - 0.4%

Bank Austria AG                   40,000                     $ 1,994,605

BELGIUM - 0.3%

Electrabel SA                     4,400                       1,455,593

DENMARK - 0.0%

Damgaard A/S (a)                  1,200                       63,843

FINLAND - 4.3%

Nokia AB sponsored ADR            150,500                     17,392,156

Sonera Group PLC                  50,000                      1,505,870

UPM-Kymmene Corp.                 50,000                      1,582,350

                                                              20,480,376

FRANCE - 18.6%

AXA SA de CV                      40,800                      5,771,653

Banque Nationale de Paris         14,000                      1,233,178

Bouygues                          6,000                       2,095,031

Cap Gemini SA                     10,000                      1,519,056

Carrefour SA (SUPERMARCHE)        10,400                      1,930,889

Castorama Dubois                  13,500                      4,055,880
Investissements SA

Compagnie de St. Gobain           10,000                      1,740,585

Dassault Systemes SA              17,100                      711,269

France Telecom SA                 79,900                      7,741,716

Groupe Danone                     5,000                       1,279,066

Havas Advertising SA              15,000                      4,216,963

Hermes International SA           23,100                      2,534,292

Lafarge SA                        13,500                      1,303,065

Rhodia SA                         115,500                     2,235,781

Sanofi-Synthelabo SA (a)          60,000                      2,655,183

Schneider SA (a)                  13,200                      912,067

Societe Generale, France          30,000                      6,550,929
Class A

Suez Lyonnaise des Eaux           40,000                      6,477,086

Television Francaise 1 SA         20,500                      6,444,384

Total Fina SA Class B             131,538                     17,543,882

Transiciel SA                     23,400                      1,355,188

Vivendi SA (a)                    103,000                     7,828,571

                                                              88,135,714

GERMANY - 11.2%

Allianz AG (Reg.)                 18,000                      5,470,500

Celanese AG (a)                   3,870                       61,237

DaimlerChrysler AG (Reg.)         45,000                      3,498,750

Deutsche Bank AG                  53,000                      3,800,741

Deutsche Telekom AG               197,200                     9,121,952

Dresdner Bank AG                  68,000                      3,511,340

Fresenius Medical Care AG         95,000                      2,214,688
sponsored ADR

Hoechst AG                        38,700                      1,714,226

Kali Und Salz Beteiligungs AG     55,200                      790,770

Mannesmann AG (Reg.)              42,000                      6,641,439

Munich Reinsurance AG (Reg.)      13,000                      2,971,759

Primacom AG                       57,000                      2,826,077

Siemens AG                        20,000                      1,804,934



                                 SHARES                      VALUE (NOTE 1)

Veba AG                           74,600                     $ 4,052,033

Wella AG                          190,000                     4,649,999

                                                              53,130,445

IRELAND - 0.2%

CRH PLC                           45,000                      852,095

ITALY - 2.5%

Assicurazioni Generali Spa        50,000                      1,616,634

Eni Spa sponsored ADR             430,000                     2,536,117

Mondadori (Arnoldo) Editore       88,100                      1,657,154
Spa

San Paolo-IMI Spa                 110,000                     1,453,040

TECNOST Spa (a)                   1,500,000                   2,914,689

Unicredito Italiano Spa           314,800                     1,476,439

                                                              11,654,073

LUXEMBOURG - 0.0%

Audiofina                         3,066                       154,601

NETHERLANDS - 8.8%

ABN AMRO Holding NV               120,000                     2,910,258

Aegon NV                          45,000                      4,165,536

Equant NV (a)                     25,100                      2,449,214

Fortis Amev NV                    130,000                     4,488,494

Getronics NV                      17,500                      875,040

Gucci Group NV (NY Shares)        15,000                      1,211,250

ING Groep NV                      180,000                     10,648,583

Koninklijke Ahold NV              139,077                     4,284,000

Koninklijke KPN NV                45,000                      2,316,086

Libertel NV (a)                   55,000                      1,044,351

Numico NV                         38,349                      1,567,606

STMicroelectronics NV             100                         9,088

Vendex KBB NV                     160,000                     4,683,756

Vnu NV                            38,500                      1,305,729

                                                              41,958,991

NORWAY - 0.4%

Norsk Hydro AS                    50,000                      2,000,064

SPAIN - 3.2%

Argentaria Caja Postal y          168,500                     3,750,539
Banco Hipotecario de Espana
SA

Banco Santander Central           520,000                     5,414,169
Hispano SA

Telefonica SA (a)                 360,000                     5,939,509

                                                              15,104,217

SWEDEN - 3.2%

A-Com AB (a)                      13,400                      155,249

Electrolux AB                     180,000                     3,600,110

Ericsson (L.M.) Telefon AB        175,000                     7,481,250
Class B

Swedish Match Co.                 750,000                     2,753,133

Volvo AB Class B                  46,000                      1,192,110

                                                              15,181,852

SWITZERLAND - 11.5%

ABB Ltd. (Reg) (a)                45,000                      4,541,719

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

SWITZERLAND - CONTINUED

Ares Serono SA Class B            1,725                      $ 2,688,047
(Bearer)

Credit Suisse Group (Reg.)        38,000                      7,320,665

Holderbank Financiere Glarus      1,700                       2,098,034
AG (Bearer)

Julius Baer Holding AG            500                         1,507,331

Kuoni Reisen Holding AG Class     345                         1,474,456
B (Reg.)

Nestle SA (Reg.)                  5,500                       10,631,863

Novartis AG (Reg.)                2,100                       3,148,136

PubliGroupe SA                    2,600                       1,911,237

Roche Holding AG                  680                         8,181,998
participation certificates

Swatch Group AG (The) (Bearer)    4,800                       3,831,416

UBS AG                            25,000                      7,290,091

                                                              54,624,993

UNITED KINGDOM - 32.5%

Abbey National PLC                188,700                     3,692,550

Alliance & Leicester PLC          181,000                     2,643,011

Allied Zurich PLC                 400,000                     4,834,536

Amvescap PLC                      425,000                     3,801,853

Arcadia Group PLC                 850,000                     2,142,037

AstraZeneca Group PLC (Sweden)    69,700                      3,157,846

Bank of Scotland                  300,000                     3,744,299

BG PLC                            300,000                     1,666,188

BP Amoco PLC                      1,090,000                   10,491,252

British Telecommunications PLC    540,000                     9,719,998

CGU PLC                           250,000                     3,644,402

Computacenter PLC                 199,800                     2,086,300

de la Rue PLC                     520,000                     2,631,533

Diageo PLC                        200,000                     2,022,612

General Electric Co. PLC          436,700                     4,750,294

GKN PLC                           65,000                      1,041,070

Glaxo Wellcome PLC                160,000                     4,790,000

HSBC Holdings PLC (Reg.)          380,000                     4,678,748

Kingfisher PLC                    170,000                     1,857,596

Lloyds TSB Group PLC              550,000                     7,610,694

MERANT PLC (a)                    540,000                     2,175,541

Misys PLC                         270,000                     2,255,459

Pearson PLC                       129,900                     2,920,015

Prudential Corp. PLC              258,200                     4,052,655

Rentokil Initial PLC              1,400,000                   4,667,629

Reuters Group PLC                 500,000                     4,649,541

Royal Bank of Scotland Group      310,000                     7,146,891
PLC

Safeway PLC                       100                         314

Shell Transport & Trading Co.     1,265,000                   9,671,981
PLC (Reg.)

Smith (David S.) Holdings PLC     416,100                     1,306,889

SmithKline Beecham PLC            600,000                     7,679,996

Standard Chartered PLC            475,000                     6,666,603

Unilever PLC                      630,000                     5,857,033



                                 SHARES                      VALUE (NOTE 1)

Vodafone AirTouch PLC             2,600,000                  $ 12,463,763

Wickes PLC                        300,000                     1,568,758

                                                              154,089,887

TOTAL COMMON STOCKS                            460,881,349
(Cost $383,534,002)

NONCONVERTIBLE PREFERRED
STOCKS - 0.3%



GERMANY - 0.3%

Dyckerhoff AG (Cost               45,684                      1,363,835
$1,458,505)

INVESTMENT COMPANIES - 0.1%



MULTI-NATIONAL - 0.1%

European Warrant Fund, Inc.       20,000                      308,750
(Cost $326,000)

CASH EQUIVALENTS - 4.2%



Central Cash Collateral Fund,     3,585,000                   3,585,000
5.26% (b)

Taxable Central Cash Fund,        16,561,038                  16,561,038
5.21% (b)

TOTAL CASH EQUIVALENTS                         20,146,038
(Cost $20,146,038)

TOTAL INVESTMENT PORTFOLIO -                                  482,699,972
101.7%
(Cost $405,464,545)

NET OTHER ASSETS - (1.7)%                                     (7,945,429)

NET ASSETS - 100%                             $ 474,754,543

LEGEND
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $830,459,776 and $1,071,624,077, respectively.
The fund participated in the security lending program. At period end, the value of securities loaned amounted to $3,410,867. The fund received cash collateral of $3,585,000 which was invested in the Central Cash Collateral Fund.
The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $9,152,370. The weighted average interest rate was 5.69%. INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $407,248,206. Net unrealized appreciation aggregated $75,451,766, of which $83,700,738 related to appreciated investment securities and $8,248,972 related to depreciated investment securities.
The fund hereby designates approximately $1,528,000 as a capital gain dividend for the purpose of the dividend paid deduction.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Net Assets
BASIC INDUSTRIES              1.7%

CASH EQUIVALENTS              4.2

CONSTRUCTION & REAL ESTATE    2.0

DURABLES                      4.1

ENERGY                        8.8

FINANCE                       28.6

HEALTH                        7.4

INDUSTRIAL MACHINERY &        4.0
EQUIPMENT

INVESTMENT COMPANIES          0.1

MEDIA & LEISURE               3.6

NONDURABLES                   5.4

RETAIL & WHOLESALE            4.3

SERVICES                      5.3

TECHNOLOGY                    7.3

UTILITIES                     14.9

EUROPE CAPITAL APPRECIATION
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1999

ASSETS

Investment in securities, at                 $ 482,699,972
value  (cost $405,464,545) -
 See accompanying schedule

Receivable for investments                    29,935,525
sold

Receivable for fund shares                    376,763
sold

Dividends receivable                          1,353,737

Interest receivable                           37,636

Redemption fees receivable                    52

Other receivables                             23,573

 TOTAL ASSETS                                 514,427,258

LIABILITIES

Payable for investments        $ 34,866,889
purchased

Payable for fund shares         773,246
redeemed

Accrued management fee          242,595

Other payables and  accrued     204,985
expenses

Collateral on securities        3,585,000
loaned,  at value

 TOTAL LIABILITIES                            39,672,715

NET ASSETS                                   $ 474,754,543

Net Assets consist of:

Paid in capital                              $ 378,696,752

Undistributed net investment                  4,567,063
income

Accumulated undistributed net                 14,267,585
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   77,223,143
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 25,476,199                   $ 474,754,543
shares outstanding

NET ASSET VALUE and                           $18.64
redemption price per share
($474,754,543 (divided by)
25,476,199 shares)

Maximum offering price per                    $19.22
share (100/97.00 of $18.64)

STATEMENT OF OPERATIONS
 YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME                             $ 11,183,391
Dividends

Interest                                       550,771

Security lending                               6,881

                                               11,741,043

Less foreign taxes withheld                    (1,331,449)

 TOTAL INCOME                                  10,409,594

EXPENSES

Management fee Basic fee         $ 4,186,170

 Performance adjustment           (428,477)

Transfer agent fees               1,478,053

Accounting and security           322,595
lending fees

Non-interested trustees'          1,775
compensation

Custodian fees and expenses       391,266

Registration fees                 30,041

Audit                             43,109

Legal                             1,104

Interest                          66,521

Miscellaneous                     635

 Total expenses before            6,092,792
reductions

 Expense reductions               (557,665)    5,535,127

NET INVESTMENT INCOME                          4,874,467

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            38,307,029

 Foreign currency transactions    (157,088)    38,149,941

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            35,677,787

 Assets and liabilities in        (81,703)     35,596,084
foreign currencies

NET GAIN (LOSS)                                73,746,025

NET INCREASE (DECREASE) IN                    $ 78,620,492
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 299,716
charges paid to FDC

 Sales charges - Retained by                  $ 299,687
FDC

Expense Reductions                            $ 551,470
 Directed brokerage
arrangements

 Transfer agent credits                        6,195

                                              $ 557,665

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED OCTOBER 31, 1999  YEAR ENDED OCTOBER 31, 1998
ASSETS

Operations Net investment        $ 4,874,467                  $ 5,311,907
income

 Net realized gain (loss)         38,149,941                   (23,544,162)

 Change in net unrealized         35,596,084                   11,533,145
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       78,620,492                   (6,699,110)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     -                            (3,656,037)
From net investment income

 From net realized gain           -                            (45,993,007)

 TOTAL DISTRIBUTIONS              -                            (49,649,044)

Share transactions Net            134,939,446                  619,171,673
proceeds from sales of shares

 Reinvestment of distributions    -                            48,775,275

 Cost of shares redeemed          (389,794,618)                (333,641,119)

 NET INCREASE (DECREASE) IN       (254,855,172)                334,305,829
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

Redemption fees                   182,122                      800,051

  TOTAL INCREASE (DECREASE)       (176,052,558)                278,757,726
IN NET ASSETS

NET ASSETS

 Beginning of period              650,807,101                  372,049,375

 End of period (including        $ 474,754,543                $ 650,807,101
undistributed net investment
income of $4,567,063 and
$5,124,361, respectively)

OTHER INFORMATION
Shares

 Sold                             7,566,679                    34,085,254

 Issued in reinvestment of        -                            3,398,974
distributions

 Redeemed                         (22,059,597)                 (19,973,021)

 Net increase (decrease)          (14,492,918)                 17,511,207


FINANCIAL HIGHLIGHTS

YEARS ENDED OCTOBER 31,          1999       1998       1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 16.28    $ 16.57    $ 14.07    $ 12.08    $ 11.35
period

Income from Investment
Operations

Net investment income             .15 C      .15 C      .20 C      .22 D      .23

Net realized and unrealized       2.20       1.79 E     3.81       2.00       .50
gain (loss)

Total from investment             2.35       1.94       4.01       2.22       .73
operations

Less Distributions

 From net investment income       -          (.17) F    (.23)      (.23)      -

From net realized gain            -          (2.08) F   (1.29)     -          -

Total distributions               -          (2.25)     (1.52)     (.23)      -

Redemption fees added to paid     .01        .02        .01        -          -
in capital

Net asset value, end of period   $ 18.64    $ 16.28    $ 16.57    $ 14.07    $ 12.08

TOTAL RETURN A, B                 14.50%     13.65%     31.57%     18.74%     6.43%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 474,755  $ 650,807  $ 372,049  $ 170,192  $ 194,433
(000 omitted)

Ratio of expenses to average      1.07%      1.12%      1.10%      1.33%      1.36%
net assets

Ratio of expenses to average      .97% G     1.08% G    1.07% G    1.30% G    1.36%
net assets after expense
reductions

Ratio of net investment           .86%       .89%       1.33%      1.66%      1.45%
income to average net assets

Portfolio turnover rate           150%       179%       189%       155%       176%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.
C NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.
D INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.04 PER
SHARE.
E THE AMOUNT SHOWN FOR A
SHARE OUTSTANDING DOES NOT
CORRESPOND WITH THE
AGGREGATE NET LOSS ON
INVESTMENTS FOR THE PERIOD
DUE TO THE TIMING OF SALES
AND REPURCHASES OF FUND
SHARES IN RELATION TO
FLUCTUATING MARKET VALUES OF
THE INVESTMENTS OF THE FUND.
F THE AMOUNTS SHOWN REFLECT
CERTAIN RECLASSIFICATIONS
RELATED TO BOOK TO TAX
DIFFERENCES.
G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

HONG KONG AND CHINA
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999     PAST 1 YEAR  LIFE OF FUND

FIDELITY HONG KONG AND CHINA       42.44%       49.24%

FIDELITY HONG KONG AND CHINA       38.17%       44.76%
 (INCL. 3.00% SALES CHARGE)

Hang Seng                          30.15%       47.41%

China Region Funds Average         23.25%       n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Hang Seng Index - a market capitalization-weighted index of the stocks of the 33 largest companies in the Hong Kong market. You can also compare the fund's performance to the China region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 28 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999   PAST 1 YEAR  LIFE OF FUND

FIDELITY HONG KONG AND CHINA     42.44%       10.53%

FIDELITY HONG KONG AND CHINA     38.17%       9.69%
 (INCL. 3.00% SALES CHARGE)

Hang Seng                        30.15%       10.19%

China Region Funds Average       23.25%       n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Hong Kong and China         Hang Seng
             00352                       EX004
  1995/11/01       9700.00                    10000.00
  1995/11/30       9729.10                    10055.31
  1995/12/31       9942.65                    10355.18
  1996/01/31      11136.94                    11707.43
  1996/02/29      11001.00                    11493.79
  1996/03/31      10787.39                    11344.61
  1996/04/30      10816.52                    11377.80
  1996/05/31      11156.36                    11717.22
  1996/06/30      11010.71                    11485.79
  1996/07/31      10738.84                    11172.35
  1996/08/31      11272.87                    11703.04
  1996/09/30      12010.80                    12513.71
  1996/10/31      12593.38                    13153.37
  1996/11/30      13962.44                    14151.17
  1996/12/31      14017.97                    14238.54
  1997/01/31      13741.76                    14107.81
  1997/02/28      13899.59                    14226.29
  1997/03/31      13021.62                    13329.79
  1997/04/30      13297.84                    13761.33
  1997/05/31      15320.13                    15770.49
  1997/06/30      15438.51                    16275.44
  1997/07/31      16888.65                    17575.67
  1997/08/31      15300.40                    15196.09
  1997/09/30      15921.89                    16236.25
  1997/10/31      10910.54                    11505.49
  1997/11/30      10999.32                    11431.72
  1997/12/31      10926.40                    11656.10
  1998/01/31       9716.76                    10104.22
  1998/02/28      11630.37                    12566.68
  1998/03/31      11858.41                    12638.18
  1998/04/30      10966.06                    11431.68
  1998/05/31       9617.61                     9866.13
  1998/06/30       9131.77                     9474.51
  1998/07/31       8655.85                     8841.87
  1998/08/31       7604.85                     8110.53
  1998/09/30       8507.12                     8789.59
  1998/10/31      10162.94                    11326.10
  1998/11/30      10470.30                    11606.20
  1998/12/31      10342.98                    11205.69
  1999/01/31       9729.16                    10599.24
  1999/02/28       9841.69                    10992.69
  1999/03/31      10864.74                    12198.25
  1999/04/30      13135.90                    14862.47
  1999/05/31      12409.54                    13434.96
  1999/06/30      14118.02                    15067.86
  1999/07/31      14015.72                    14677.98
  1999/08/31      14210.09                    15000.69
  1999/09/30      13841.80                    14161.97
  1999/10/29      14476.09                    14740.74
IMATRL PRASUN   SHR__CHT 19991031 19991109 144717 R00000000000051
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Hong Kong and China Fund on November 1, 1995, when the fund started, and the current 3.00% sales charge was paid. As the charts shows, by October 31, 1999, the value of the investment would have grown to $14,476 - a 44.76% increase on the initial investment. For comparison, look at how the Hang Seng Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $14,741 - a 47.41% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
HONG KONG AND CHINA
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Joseph Tse, Portfolio Manager of Fidelity Hong Kong and China Fund
Q. HOW DID THE FUND PERFORM, JOSEPH?
A. For the 12 months ending October 31, 1999, the fund returned 42.44%, compared to 30.15% for the Hang Seng Index and 23.25% for the China region funds average tracked by Lipper Inc.
Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG SHOWING OVER THE PAST
12 MONTHS?
A. Simply put, we had some good stock picks and overweighted these positions relative to the index. We added further to the fund's return by investing in some strong, smaller companies not included in the Hang Seng Index. Also, I substantially underweighted Hang Seng Bank and Cable & Wireless HKT Ltd. - which made up about 6% and 7% of the index, respectively - which was a good choice, as these stocks lagged during the period. A similar stance with regard to poorly performing electric utilities, Hong Kong Electric and CLP Holdings Ltd. helped as well. Further, the fund's very limited exposure to China-based companies boosted relative performance, as these firms failed to meet our quality criteria and performed poorly. Some timely trading into and out of conglomerate Wharf Holdings - a strong performer during the period - also added to returns. Some smaller stocks that lifted performance included telecommunications concerns City Telecom and Asia Satellite.
Q. WHICH OF YOUR STRATEGIES WORKED OUT WELL FOR THE FUND?
A. To begin with, I maintained a bottom-up approach and an industry focus in contrast to many of my competitors, whose scope was restricted to more of a top-down country focus. I felt it increasingly important to apply globalization to investing - that is, search for companies that add value on a global scale - for the world is, theoretically speaking, getting smaller by the minute. Looking at industry allocation during the period, I broadened the fund's exposure to retail stocks with well-recognized brands - namely, Giordano, Esprit and Glorious Sun - accumulating shares at attractive levels to benefit from the recovery in retail consumption. Elsewhere, I positioned the fund to capitalize on the recovering industrial sector, adding to names like ASM Pacific Technology - a leading provider of semiconductor assembly equipment - a stock that doubled in price over the course of the period. In terms of limiting the fund's downside, I pulled back on property stocks, a group that fell sharply out of favor during this time frame. Hong Kong investors moved from heavy speculation in real estate to more of an emphasis on companies from the world of telecommunications.
Q. WHICH STOCKS HELPED PERFORMANCE?
A. A property firm that benefited from its diversified investments, Cheung Kong Holdings, took advantage of its exposure to telecommunications through its stake in Hutchison Whampoa, itself a strong contributor to the fund during the period. Johnson Electric - one of the fund's sizable holdings not included in the benchmark, and one of the world's largest micro-motor manufacturers - rose sharply, riding stronger sales and earnings growth. China Telecom benefited from worldwide enthusiasm surrounding cellular stocks in general.
Q. WHICH STOCKS HURT?
A. CLP Holdings Ltd. suffered in response to deregulation in Hong Kong. Real-estate firms Henderson Land Development and New World Development were simply in the wrong sector over the past 12 months as property prices, along with sales, plummeted. Hong Kong Electric further detracted from performance, as utilities in general underperformed the market during the period.
Q. WHAT'S YOUR OUTLOOK?
A. I feel there's still some upside left, as many of Hong Kong's largest stocks remain reasonably priced. I expect the theme of globalization to continue, and the market to be further driven by developments specifically related to the individual sectors. I'll continue to take positions in the strongest market names, all the while searching for the best investment opportunities outside of the index.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

NOTE TO SHAREHOLDERS: On December 15, 1999, shareholders of Fidelity Hong Kong & China Fund voted to amend the fund's investment policies to permit the fund to invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong and Chinese market. As of October 31, 1999, banks accounted for approximately 35% of the Hong Kong and Chinese market as represented by the Hang Seng Index.


FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of Hong Kong and Chinese issuers
FUND NUMBER: 352
TRADING SYMBOL: FHKCX
START DATE: November 1, 1995
SIZE: as of October 31, 1999, more than
$161 million
MANAGER: Joseph Tse, since inception; director of research, Fidelity Investments Management
(Hong Kong), since 1994; manager, Asian
portion of various global equity funds, since
1993; joined Fidelity in 1990
(checkmark)
HONG KONG AND CHINA

INVESTMENT CHANGES




AS OF OCTOBER 31, 1999
United States 1.3%
China 0.7%
Row: 1, Col: 1, Value: 0.7000000000000001
Row: 1, Col: 2, Value: 81.40000000000001
Row: 1, Col: 3, Value: 0.4
Row: 1, Col: 4, Value: 3.9
Row: 1, Col: 5, Value: 12.3
Row: 1, Col: 6, Value: 1.3
United Kingdom 12.3%
Taiwan 3.9%
Singapore 0.4%
Hong Kong 81.4%
GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S NET ASSETS)

AS OF APRIL 30, 1999
United States 5.2%
United Kingdom 13.2%
Row: 1, Col: 1, Value: 5.2
Row: 1, Col: 2, Value: 75.8
Row: 1, Col: 3, Value: 1.5
Row: 1, Col: 4, Value: 2.6
Row: 1, Col: 5, Value: 1.7
Row: 1, Col: 6, Value: 13.2
Taiwan 1.7%
Singapore 2.6%
Other 1.5%
Hong Kong 75.8%
PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF FUTURES CONTRACTS, IF
APPLICABLE.
ASSET ALLOCATION

                            % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                    MONTHS AGO

Stocks                       98.9                    94.8

Short-Term Investments and   1.1                     5.2
Net Other Assets

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

TOP TEN STOCKS AS OF OCTOBER
31, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS 6
                                                        MONTHS AGO

HSBC Holdings PLC (Hong Kong)   10.7                     10.9
(Reg.)  (Banks)

Hutchison Whampoa Ltd.          9.7                      9.3
(Electrical Equipment)

China Telecom (Hong Kong)       8.5                      4.4
Ltd. (Cellular)

Sun Hung Kai Properties Ltd.    6.8                      7.5
(Real Estate)

Cheung Kong Holdings Ltd.       6.1                      6.7
(Real Estate)

Johnson Electric Holdings       4.1                      3.2
Ltd. (Electrical Equipment)

Television Broadcasts Ltd.      3.7                      1.1
(Broadcasting)

Henderson Land Development      3.4                      4.4
Co. Ltd.  (Real Estate)

Smartone Telecommunications     3.1                      2.1
Holdings Ltd.  (Cellular)

Hong Kong & China Gas Co.       2.6                      3.4
Ltd.  (Gas)

                                58.7                     53.0

TOP TEN MARKET SECTORS AS OF
OCTOBER 31, 1999

                               % OF FUND'S NET ASSETS   % OF FUND'S NET ASSETS 6
                                                        MONTHS AGO

CONSTRUCTION & REAL ESTATE      21.4                     25.6

FINANCE                         19.6                     23.3

UTILITIES                       18.1                     15.9

INDUSTRIAL MACHINERY &          14.3                     12.7
EQUIPMENT

TECHNOLOGY                      7.8                      5.2

MEDIA & LEISURE                 7.5                      4.5

TRANSPORTATION                  3.4                      2.7

RETAIL & WHOLESALE              2.6                      0.5

DURABLES                        2.1                      1.5

HOLDING COMPANIES               1.5                      2.2




HONG KONG AND CHINA

INVESTMENTS OCTOBER 31, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 98.9%

                                 SHARES                     VALUE (NOTE 1)

CONSTRUCTION & REAL ESTATE -
21.4%

BUILDING MATERIALS - 0.4%

Companion Building Material       6,242,000                 $ 118,926
(Holdings) Ltd. (a)

Companion Marble (Holdings)       2,690,000                  533,290
Ltd. (a)

                                                             652,216

CONSTRUCTION - 0.4%

Cheung Kong Infrastructure        342,000                    647,194
Holdings Ltd.

REAL ESTATE - 20.6%

Amoy Properties Ltd.              2,204,000                  1,900,978

Cheung Kong Holdings Ltd.         1,081,000                  9,810,827

Great Eagle Holdings Ltd.         992,000                    1,225,953

Henderson Land Development        1,210,000                  5,514,161
Co. Ltd.

HKR International Ltd.            287,200                    218,136

Hongkong Land Holdings Ltd.       341,000                    439,890

Kerry Properties Ltd.             414,000                    410,376

New World Development Co.         300,738                    569,110
Ltd.

Pacific Century Region            110,000                    635,570
Developments Ltd. (a)

Paliburg Holdings Ltd. (a)        1,248,000                  94,789

Sun Hung Kai Properties Ltd.      1,359,021                  10,978,188

Wharf Holdings Ltd.               506,485                    1,463,773

                                                             33,261,751

TOTAL CONSTRUCTION & REAL                                    34,561,161
ESTATE

DURABLES - 2.1%

AUTOS, TIRES, & ACCESSORIES -
0.1%

Denway Investment Ltd. (a)        1,036,000                  113,363

TEXTILES & APPAREL - 2.0%

Far Eastern Textile Ltd.          665,540                    910,606

Glorious Sun Enterprises          6,446,000                  2,344,226

                                                             3,254,832

TOTAL DURABLES                                               3,368,195

FINANCE - 19.6%

BANKS - 18.8%

Dah Sing Financial Holdings       263,744                    1,052,531
Ltd.

Dao Heng Bank Group Ltd.          400,000                    1,838,311

Hang Seng Bank Ltd.               270,000                    2,937,049

HSBC Holdings PLC (Hong Kong)     1,408,325                  17,340,000
(Reg.)

Liu Chong Hing Bank Ltd.          2,149,000                  2,227,015

Standard Chartered PLC            182,092                    2,555,653

Wing Hang Bank Ltd.               576,000                    1,879,712

Wing Lung Bank Ltd.               122,000                    471,164

                                                             30,301,435

CREDIT & OTHER FINANCE - 0.4%

Aeon Credit Service (ASIA)        1,476,000                  608,033
Co. Ltd.



                                 SHARES                     VALUE (NOTE 1)

INSURANCE - 0.0%

Pacific Century Insurance         26,000                    $ 13,974
Holdings Ltd.

SECURITIES INDUSTRY - 0.4%

Guoco Group Ltd.                  272,000                    728,321

TOTAL FINANCE                                                31,651,763

HEALTH - 0.2%

DRUGS & PHARMACEUTICALS - 0.2%

China Pharmaceutical              1,666,000                  304,547
Enterprise and Investment
Corp. Ltd.

China Pharmaceutical              166,600                    7,292
Enterprise and Investment
Corp. Ltd. warrants 10/20/01
(a)

                                                             311,839

HOLDING COMPANIES - 1.5%

First Pacific Co. Ltd.            1,000                      579

Jardine Matheson Holdings         159,000                    683,700
Ltd.

Jardine Strategic Holdings        474,000                    1,047,540
Ltd.

Wheelock & Co. Ltd.               650,000                    736,354

                                                             2,468,173

INDUSTRIAL MACHINERY &
EQUIPMENT - 14.3%

ELECTRICAL EQUIPMENT - 14.3%

Chen Hsong Holdings Ltd.          3,870,000                  757,261

Hutchison Whampoa Ltd.            1,569,000                  15,754,634

Johnson Electric Holdings         1,217,080                  6,580,505
Ltd.

                                                             23,092,400

MEDIA & LEISURE - 7.5%

BROADCASTING - 5.0%

Asia Satellite                    894,000                    2,106,102
Telecommunications Holdings
Ltd.

Television Broadcasts Ltd.        1,119,000                  5,978,180

                                                             8,084,282

ENTERTAINMENT - 0.2%

e-New Media Co. Ltd. (a)          1,602,000                  391,838

PUBLISHING - 0.4%

Culturecom Holdings Ltd. (a)      8,106,000                  448,710

Oriental Press Group Ltd. (a)     786,000                    105,232

                                                             553,942

RESTAURANTS - 1.9%

Cafe de Coral Holdings Ltd.       7,070,000                  2,980,722

TOTAL MEDIA & LEISURE                                        12,010,784

NONDURABLES - 0.4%

BEVERAGES - 0.4%

Vitasoy International             2,091,000                  612,387
Holdings Ltd.

COMMON STOCKS - CONTINUED

                                 SHARES                     VALUE (NOTE 1)

RETAIL & WHOLESALE - 2.6%

APPAREL STORES - 2.3%

Esprit Asia Holdings Ltd.         1,524,000                 $ 1,441,993

Giordano International Ltd.       2,144,000                  2,277,034

                                                             3,719,027

GENERAL MERCHANDISE STORES -
0.3%

China Everbright Ltd.             746,000                    532,994

TOTAL RETAIL & WHOLESALE                                     4,252,021

TECHNOLOGY - 7.8%

COMMUNICATIONS EQUIPMENT - 2.6%

CCT Telecom Holdings Ltd. (a)     7,732,000                  2,488,414

Champion Technology Holdings      5,168,000                  302,709
Ltd.

Pacific Century CyberWorks        1,832,000                  1,379,660
Ltd. (a)

                                                             4,170,783

COMPUTER SERVICES & SOFTWARE
- 0.4%

MyWeb Inc.com (a)                 14,500                     288,188

New World CyberBase Ltd. (a)      1,200,000                  312,822

                                                             601,010

COMPUTERS & OFFICE EQUIPMENT
- 0.7%

Asustek Computer, Inc.            38,000                     398,928

Compal Electronics, Inc.          30,926                     103,834

D-Link Corp.                      393,600                    657,654

                                                             1,160,416

ELECTRONICS - 4.1%

ASM Pacific Technology Ltd.       1,098,000                  1,293,344

Chartered Semiconduct             1,000                      33,188
Manufacturing Ltd. ADR

Hon Hai Precision Industries      84,000                     574,653
Co. Ltd.

Phoenixtec Power Co. Ltd.         311,970                    634,365

Siliconware Precision             129,150                    232,079
Industries Co. Ltd.

Taiwan Semiconductor              248,460                    1,104,441
Manufacturing Co. Ltd.

United Microelectronics Corp.     254,000                    660,624

Varitronix International Ltd.     492,000                    1,060,891

Winbond Electronics Corp. (a)     321,000                    586,948

Winbond Electronics Corp.         29,300                     523,005
sponsored GDR (a)(c)

                                                             6,703,538

TOTAL TECHNOLOGY                                             12,635,747

TRANSPORTATION - 3.4%

AIR TRANSPORTATION - 2.1%

Cathay Pacific Airways Ltd.       924,000                    1,879,403

Swire Pacific Ltd.:

Class A                           206,000                    1,020,984

Class B                           730,500                    540,728

                                                             3,441,115



                                 SHARES                     VALUE (NOTE 1)

SHIPPING - 0.8%

IMC Holdings Ltd. (a)             4,096,000                 $ 369,104

Shun Tak Holdings Ltd.            5,280,000                  917,611

                                                             1,286,715

TRUCKING & FREIGHT - 0.5%

New World Infrastructure Ltd.     146,000                    167,276
(a)

Shenzhen Expressway Co. Ltd.      4,288,000                  640,330
Class H

                                                             807,606

TOTAL TRANSPORTATION                                         5,535,436

UTILITIES - 18.1%

CELLULAR - 11.6%

China Telecom (Hong Kong)         4,080,000                  13,770,000
Ltd. (a)

Smartone Telecommunications       1,416,000                  4,994,645
Holdings Ltd.

                                                             18,764,645

ELECTRIC UTILITY - 1.2%

Beijing Datang Power              1,320,000                  275,283
Generation  Co. Ltd.

CLP Holdings Ltd.                 285,000                    1,306,128

Hong Kong Electric Holdings       22,871                     69,926
Ltd.

Huaneng Power International,      612,000                    183,175
Inc.  Class H

                                                             1,834,512

GAS - 2.6%

Hong Kong & China Gas Co.         3,189,800                  4,229,524
Ltd.

TELEPHONE SERVICES - 2.7%

Cable & Wireless HKT Ltd.         604,708                    1,379,490

City Telecom (HK) Ltd.            4,208,000                  2,952,317

                                                             4,331,807

TOTAL UTILITIES                                              29,160,488

TOTAL COMMON STOCKS                           159,660,394
(Cost $116,065,051)

CASH EQUIVALENTS - 0.7%



Taxable Central Cash Fund,        1,194,990                  1,194,990
5.21% (b) (Cost $1,194,990)

TOTAL INVESTMENT PORTFOLIO -                                 160,855,384
99.6%
(Cost $117,260,041)

NET OTHER ASSETS - 0.4%                                      662,220

NET ASSETS - 100%                            $ 161,517,604

LEGEND
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Security exempt from registration under Rule 144A of the Securities
Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $523,005 or 0.3% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $120,385,352 and $129,771,899, respectively.
The fund participated in the security lending program. At period end there were no loans outstanding.
The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $2,386,286. The weighted average interest rate was 5.36%. INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $119,816,817. Net unrealized appreciation aggregated $41,038,567, of which $45,230,391 related to appreciated investment securities and $4,191,824 related to depreciated investment securities.
At October 31, 1999, the fund had a capital loss carryforward of approximately $50,478,000, all of which will expire on October 31, 2006.
HONG KONG AND CHINA
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1999

ASSETS

Investment in securities, at              $ 160,855,384
value  (cost $117,260,041) -
See accompanying schedule

Cash                                       33,906

Foreign currency held at                   445,143
value  (cost $444,909)

Receivable for investments                 594,754
sold

Receivable for fund shares                 113,416
sold

Dividends receivable                       225,281

Interest receivable                        1,516

Redemption fees receivable                 1,874

 TOTAL ASSETS                              162,271,274

LIABILITIES

Payable for investments        $ 169,469
purchased

Payable for fund shares         369,862
redeemed

Accrued management fee          95,641

Other payables and accrued      118,698
expenses

 TOTAL LIABILITIES                         753,670

NET ASSETS                                $ 161,517,604

Net Assets consist of:

Paid in capital                           $ 169,429,983

Undistributed net investment               1,848,938
income

Accumulated undistributed net              (53,356,934)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                43,595,617
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 11,414,483                $ 161,517,604
shares outstanding

NET ASSET VALUE and                        $14.15
redemption price per share
($161,517,604 (divided by)
11,414,483 shares)

Maximum offering price per                 $14.59
share (100/97.00 of $14.15)

STATEMENT OF OPERATIONS
 YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME                             $ 3,837,969
Dividends

Interest                                       213,992

Security lending                               324,121

                                               4,376,082

Less foreign taxes withheld                    (48,122)

 TOTAL INCOME                                  4,327,960

EXPENSES

Management fee                   $ 1,088,415

Transfer agent fees               542,873

Accounting and security           91,586
lending fees

Non-interested trustees'          453
compensation

Custodian fees and expenses       181,428

Registration fees                 25,502

Audit                             46,372

Legal                             534

Interest                          2,489

Miscellaneous                     13,136

 Total expenses before            1,992,788
reductions

 Expense reductions               (27,324)     1,965,464

NET INVESTMENT INCOME                          2,362,496

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            9,831,268

 Foreign currency transactions    284          9,831,552

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            35,814,998

 Assets and liabilities in        (2,476)      35,812,522
foreign currencies

NET GAIN (LOSS)                                45,644,074

NET INCREASE (DECREASE) IN                    $ 48,006,570
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 216,345
charges paid to FDC

 Sales charges - Retained by                  $ 216,270
FDC

 Expense Reductions                           $ 27,063
  Directed brokerage
arrangements

  Transfer agent credits                       261

                                              $ 27,324

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED OCTOBER 31, 1999  YEAR ENDED OCTOBER 31, 1998
ASSETS

Operations Net investment        $ 2,362,496                  $ 4,741,212
income

 Net realized gain (loss)         9,831,552                    (61,779,009)

 Change in net unrealized         35,812,522                   41,852,376
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       48,006,570                   (15,185,421)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (4,312,427)                  (968,977)
from net investment income

Share transactions Net            89,140,338                   103,918,242
proceeds from sales of shares

 Reinvestment of distributions    4,182,802                    960,768

 Cost of shares redeemed          (116,955,228)                (125,865,511)

 NET INCREASE (DECREASE) IN       (23,632,088)                 (20,986,501)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

Redemption fees                   631,730                      548,707

  TOTAL INCREASE (DECREASE)       20,693,785                   (36,592,192)
IN NET ASSETS

NET ASSETS

 Beginning of period              140,823,819                  177,416,011

 End of period (including        $ 161,517,604                $ 140,823,819
undistributed net investment
income of $1,848,938 and
$3,798,587, respectively)

OTHER INFORMATION
Shares

 Sold                             7,169,572                    10,103,475

 Issued in reinvestment of        415,738                      81,433
distributions

 Redeemed                         (9,914,200)                  (12,481,967)

 Net increase (decrease)          (2,328,890)                  (2,297,059)


FINANCIAL HIGHLIGHTS
YEARS ENDED OCTOBER 31,          1999       1998       1997       1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.25    $ 11.06    $ 12.97    $ 10.00
period

Income from Investment
Operations

Net investment income C           .19        .31        .17        .29

Net realized and unrealized       3.98       (1.10)     (1.95)     2.64
gain (loss)

Total from investment             4.17       (.79)      (1.78)     2.93
operations

Less Distributions

 From net investment income       (.32)      (.06)      (.14)      (.01)

From net realized gain            -          -          (.08)      -

Total distributions               (.32)      (.06)      (.22)      (.01)

Redemption fees added to paid     .05        .04        .09        .05
in capital

Net asset value, end of period   $ 14.15    $ 10.25    $ 11.06    $ 12.97

TOTAL RETURN A, B                 42.44%     (6.85)%    (13.36)%   29.83%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 161,518  $ 140,824  $ 177,416  $ 109,880
(000 omitted)

Ratio of expenses to average      1.34%      1.41%      1.31%      1.62%
net assets

Ratio of expenses to average      1.32% D    1.40% D    1.31%      1.62%
net assets after expense
reductions

Ratio of net investment           1.59%      3.07%      1.18%      2.53%
income to average net assets

Portfolio turnover rate           84%        109%       174%       118%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.
C NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.
D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.
E FOR THE PERIOD NOVEMBER 1,
1995 (COMMENCEMENT OF
OPERATIONS) TO OCTOBER 31,
1996.

JAPAN
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999     PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY JAPAN                     116.35%      60.16%        136.17%

FIDELITY JAPAN   (INCL. 3.00%      109.86%      55.36%        129.08%
SALES CHARGE)

TOPIX                              69.97%       -4.37%        42.85%

Japanese Funds Average             95.57%       31.32%        n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on September 15, 1992. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Tokyo Stock Exchange Index (TOPIX) -
a market capitalization-weighted index of over 1,100 stocks traded in the Japanese market. To measure how the fund's performance stacked up against its peers, you can compare it to the Japanese funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 44 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999   PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY JAPAN                   116.35%      9.88%         12.81%

FIDELITY JAPAN   (INCL. 3.00%    109.86%      9.21%         12.33%
SALES CHARGE)

TOPIX                            69.97%       -0.89%        5.13%

Japanese Funds Average           95.57%       4.61%         n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Japan Fund                  TOPIX
             00350                       TK001
  1992/09/15       9700.00                    10000.00
  1992/09/30       9641.80                     9815.42
  1992/10/31       9544.80                     9336.12
  1992/11/30       9641.80                     9576.86
  1992/12/31       9661.20                     9437.20
  1993/01/31       9748.50                     9388.21
  1993/02/28      10301.40                     9815.57
  1993/03/31      11484.80                    11253.41
  1993/04/30      13036.80                    13170.39
  1993/05/31      13405.40                    13966.69
  1993/06/30      12610.00                    13389.70
  1993/07/31      13453.90                    14330.57
  1993/08/31      13686.70                    14650.81
  1993/09/30      13318.10                    13889.46
  1993/10/31      12949.50                    13636.41
  1993/11/30      11252.00                    11429.98
  1993/12/31      11637.09                    11715.04
  1994/01/31      13010.29                    13586.06
  1994/02/28      13621.71                    14249.19
  1994/03/31      13391.17                    13845.83
  1994/04/30      13701.90                    14386.73
  1994/05/31      14082.78                    14648.69
  1994/06/30      14934.77                    15465.45
  1994/07/31      14443.62                    14910.88
  1994/08/31      14393.51                    14947.34
  1994/09/30      14042.69                    14552.59
  1994/10/31      14303.30                    14937.45
  1994/11/30      13331.03                    14052.07
  1994/12/31      13552.55                    14299.84
  1995/01/31      12387.96                    13546.80
  1995/02/28      11810.82                    12780.10
  1995/03/31      12758.98                    13884.10
  1995/04/30      12913.57                    14548.67
  1995/05/31      12181.84                    13609.31
  1995/06/30      12016.94                    12960.37
  1995/07/31      12820.82                    13960.65
  1995/08/31      12769.29                    13417.71
  1995/09/30      12738.37                    13428.96
  1995/10/31      12449.80                    12721.44
  1995/11/30      12594.08                    13464.74
  1995/12/31      13263.98                    14067.55
  1996/01/31      13171.23                    13932.57
  1996/02/29      12810.51                    13709.11
  1996/03/31      13171.23                    14169.24
  1996/04/30      14016.33                    15121.58
  1996/05/31      13511.33                    14389.30
  1996/06/30      13748.37                    14458.38
  1996/07/31      13068.16                    13756.75
  1996/08/31      12573.47                    13177.79
  1996/09/30      12862.04                    13557.37
  1996/10/31      12037.55                    12655.38
  1996/11/30      12336.43                    12756.39
  1996/12/31      11779.52                    11779.59
  1997/01/31      10892.44                    10516.37
  1997/02/28      11181.26                    10724.66
  1997/03/31      10995.59                    10331.19
  1997/04/30      11542.28                    10584.92
  1997/05/31      12872.89                    11901.06
  1997/06/30      13574.29                    12672.60
  1997/07/31      13935.31                    12178.72
  1997/08/31      12295.26                    11093.36
  1997/09/30      12439.66                    10753.27
  1997/10/31      11449.44                     9937.19
  1997/11/30      11036.85                     9188.53
  1997/12/31      10515.02                     8470.67
  1998/01/31      11186.63                     9376.43
  1998/02/28      11008.24                     9454.41
  1998/03/31      10305.14                     8817.25
  1998/04/30      10777.37                     8701.22
  1998/05/31      10441.56                     8293.03
  1998/06/30      10462.55                     8346.71
  1998/07/31      10724.90                     8236.34
  1998/08/31       9633.52                     7389.77
  1998/09/30       9738.46                     7235.42
  1998/10/31      10588.47                     8404.64
  1998/11/30      11312.56                     8804.35
  1998/12/31      11890.92                     9128.11
  1999/01/31      11796.21                     9173.65
  1999/02/28      11722.55                     8955.23
  1999/03/31      13469.36                    10158.76
  1999/04/30      14374.33                    10642.34
  1999/05/31      13795.57                    10165.67
  1999/06/30      16100.09                    11129.49
  1999/07/31      18141.54                    12264.80
  1999/08/31      19793.64                    12654.46
  1999/09/30      21287.90                    13484.72
  1999/10/29      22908.43                    14285.26
IMATRL PRASUN   SHR__CHT 19991031 19991111 112208 R00000000000089
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Japan Fund on September 15, 1992, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have grown to $22,908 - a 129.08% increase on the initial investment. For comparison, look at how the Tokyo Stock Exchange Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have been $14,285 - a 42.85% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
JAPAN
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Brenda Reed, Portfolio Manager of Fidelity Japan
Fund
Q. HOW DID THE FUND PERFORM, BRENDA?
A. Both absolute and relative performance were quite good - the fund soundly beat its benchmark against the backdrop of a very strong overall market. For the 12 months that ended October 31, 1999, the fund returned 116.35%, compared to 69.97% for the Tokyo Stock Exchange Index (TOPIX) and 95.57% for the Japanese funds average monitored by Lipper Inc.
Q. WHAT ACCOUNTED FOR THE FUND'S EXTRAORDINARILY
STRONG PERFORMANCE?
A. The fund benefited from great stock selection virtually across the board. Overweightings in telecommunications and technology also helped, as these sectors were buoyed by the restructuring trends unfolding in Japan. The wireless telecommunications industry was particularly vibrant during the period. In contrast to the situation in the United States, wireless - or cellular - phones are much more common in Japan than personal computers. Consequently, a lot of investors concentrated their buying on companies offering products and services for the wireless telecommunications market, and the fund benefited substantially from its numerous investments in that industry. Finally, the yen continued to appreciate against the dollar during the period, which increased the value of Japanese stocks in U.S. dollar terms.
Q. THE BIGGEST SECTOR CHANGES IN THE PAST SIX MONTHS WERE AN INCREASE IN UTILITIES FROM 7.9% TO 13.5% AS A PERCENTAGE OF NET ASSETS AND A DECREASE IN FINANCE STOCKS FROM 17.6% TO 12.8% OF NET ASSETS. CAN YOU COMMENT ON THOSE CHANGES?
A. Utilities showed a big increase because of my decision to increase the fund's investments in growth-oriented telecommunications stocks, which are classified as utilities. In the finance area, I cut back on non-bank finance companies, which were subject to increased competitive pressures from banks and, after a vigorous third-quarter advance, were no longer attractively valued.
Q. WHAT STOCKS DID WELL FOR THE FUND?
A. Hikari Tsushin was a standout performer. With its dynamic business model, which involves both one-time payments and ongoing compensation for each wireless phone the company sells, Hikari Tsushin positioned itself as a key player in the wireless communications industry. Furthermore, the company revealed plans to use a similar business model for the Internet market. NTT Mobile Communication is Japan's largest provider of wireless phone service. The stock benefited from investors' enthusiasm about the introduction of a new wireless phone with Internet capabilities. Another strong holding, Softbank Corp., appeared to have successfully remade itself. A few years ago, it was known for owning computer magazines and selling software in the retail market. Now Softbank is essentially a venture capital firm, with stakes in a number of well-known Internet companies such as Yahoo! Japan and eBay Japan.
Q. WHAT STOCKS DETRACTED FROM THE FUND'S PERFORMANCE?
A. The worst offender was Nichiei Co., one of the non-bank finance companies I sold for reasons mentioned earlier. Riso Kagaku - the industrial-printer manufacturer mentioned in the semiannual report six month ago - again detracted from performance. The stock suffered from earnings downgrades as business from Southeast Asia and Latin America fell off. However, the company had a great cash flow, its new products were selling well and the stock price was extremely cheap as the period came to an end. As a result, I held on to the stock.
Q. WHAT'S YOUR OUTLOOK, BRENDA?
A. Overall, my outlook is very positive. One short-term bump in the road, though, could be Y2K. Many companies have built up excess inventory as insurance against supply disruptions. If business continues as usual, new orders could suffer while that excess inventory is being depleted. In most cases, however, the excess amounts to only a few weeks' worth, so I don't see this as anything more than a very short-term potential problem. Going forward, I will be looking carefully for continuing evidence of the commitment to restructuring that many companies have expressed. One possibility, now that the economy is recovering and the stock market is rising again, is that some managements will slack off and fail to follow through on their restructuring plans. With Fidelity's strong research presence in Japan, I anticipate staying on the cutting edge of these developments, and I am confident that we can continue to identify promising investment opportunities for our shareholders.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.


FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of Japanese issuers
FUND NUMBER: 350
TRADING SYMBOL: FJPNX
START DATE: September 15, 1992
SIZE: as of October 31, 1999, more than
$891 million
MANAGER: Brenda Reed, since 1998; associate manager, Fidelity Japan Fund, October-December
1998; manager, Fidelity Select Automotive
Portfolio, 1994-1996; Fidelity Select Air
Transportation Portfolio, 1993-1994; joined
Fidelity in 1992
(checkmark)
JAPAN

INVESTMENT CHANGES




AS OF OCTOBER 31,1999
United States 4.5%
Row: 1, Col: 1, Value: 95.5
Row: 1, Col: 2, Value: 4.5
Japan 95.5%
GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S NET ASSETS)

AS OF APRIL 30, 1999
United States 3.1%
Row: 1, Col: 1, Value: 96.90000000000001
Row: 1, Col: 2, Value: 3.1
Japan 96.9%
PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF FUTURES CONTRACTS, IF
APPLICABLE.
ASSET ALLOCATION

                             % OF FUND'  NET ASSETS  % OF FUND'S NET ASSETS 6
                                                     MONTHS AGO

Stocks                        95.5                    96.2

Bonds                         0.0                     1.6

Short-Term Investments and    4.5                     2.2
Net Other Assets

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

TOP TEN STOCKS AS OF OCTOBER
31, 1999

                               % OF FUND'S NET ASSETS   % OF FUND'S NET ASSETS 6
                                                        MONTHS AGO

NTT Mobile Communication        4.1                      2.9
Network, Inc.  (Cellular)

Kokusai Denshin Denwa           2.5                      0.7
(Telephone Services)

Takeda Chemical Industries      2.3                      2.5
Ltd.  (Drugs &
Pharmaceuticals)

Toyota Motor Corp.  (Autos,     2.2                      2.9
Tires, & Accessories)

Softbank Corp.  (Computers &    2.2                      1.2
Office Equipment)

Hikari Tsushin, Inc.            2.1                      1.4
(Cellular)

Bank of Tokyo-Mitsubishi Ltd.   2.0                      2.8
 (Banks)

Toyoda Gosei Co. Ltd.           1.9                      0.0
(Autos, Tires, & Accessories)

Kyocera Corp.  (Electronics)    1.9                      0.7

Omron Corp.  (Electrical        1.8                      1.5
Equipment)

                                23.0                     16.6

TOP TEN MARKET SECTORS AS OF
OCTOBER 31, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS 6
                                                        MONTHS AGO

TECHNOLOGY                      23.9                     23.4

UTILITIES                       13.5                     7.9

FINANCE                         12.8                     17.6

DURABLES                        12.6                     13.6

HEALTH                          6.9                      7.4

BASIC INDUSTRIES                6.7                      4.9

INDUSTRIAL MACHINERY &          6.3                      6.8
EQUIPMENT

RETAIL & WHOLESALE              4.5                      4.6

NONDURABLES                     2.9                      5.3

MEDIA & LEISURE                 2.5                      1.6



JAPAN

INVESTMENTS OCTOBER 31, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 95.5%

                                 SHARES                      VALUE (NOTE 1)

BASIC INDUSTRIES - 6.7%

CHEMICALS & PLASTICS - 4.4%

Asahi Chemical Industry Co.       600,000                    $ 3,630,252
Ltd.

Hitachi Chemical Co. Ltd.         223,000                     4,133,398

Kaneka Corp.                      590,000                     7,734,454

Mitsubishi Chemical Corp.         1,400,000                   6,359,664

Nippon Zeon Co. Ltd.              560,000                     4,840,336

Nissan Chemical Industries        470,000                     3,042,305
Co. Ltd.

Shin-Etsu Chemical Co. Ltd.       224,000                     9,250,421

                                                              38,990,830

IRON & STEEL - 0.5%

Nippon Steel Corp.                1,740,000                   4,428,332

METALS & MINING - 1.1%

Furukawa Electric Co. Ltd.        1,414,000                   10,320,673

PAPER & FOREST PRODUCTS - 0.7%

Hokuetsu Paper Mills Ltd.         390,000                     3,153,710

Nippon Paper Industries Co.       370,000                     2,878,271
Ltd.

                                                              6,031,981

TOTAL BASIC INDUSTRIES                                        59,771,816

CONSTRUCTION & REAL ESTATE -
1.1%

BUILDING MATERIALS - 0.5%

Nippon Sheet Glass Co. Ltd.       760,000                     4,729,700

ENGINEERING - 0.6%

Nippon Computer Systems Corp.     255,000                     4,995,919

TOTAL CONSTRUCTION & REAL                                     9,725,619
ESTATE

DURABLES - 12.6%

AUTOS, TIRES, & ACCESSORIES -
7.8%

Bridgestone Corp.                 160,000                     4,410,084

Denso Corp.                       180,000                     3,854,982

Fuji Heavy Industries Ltd.        250,000                     2,127,251

Hino Motors Ltd. (a)              830,000                     3,021,081

Honda Motor Co. Ltd.              108,000                     4,542,750

Koyo Seiko Co. Ltd.               355,000                     3,798,031

Mazda Motor Corp.                 600,000                     3,267,227

Toyoda Automatic Loom Works       220,000                     4,289,076
Ltd.

Toyoda Gosei Co. Ltd.             391,000                     16,860,409

Toyota Motor Corp.                572,000                     19,831,165

Yamaha Motor Co. Ltd.             380,000                     3,094,742

                                                              69,096,798

CONSUMER DURABLES - 1.1%

Sankyo Co. Ltd. (Gunma)           128,500                     10,181,273

CONSUMER ELECTRONICS - 3.3%

Citizen Watch Co. Ltd.            343,000                     2,427,765

Matsushita Electric               296,000                     6,269,650
Industrial Co. Ltd.

Sharp Corp.                       440,000                     7,014,646

Sony Corp.                        84,700                      13,530,826

                                                              29,242,887



                                 SHARES                      VALUE (NOTE 1)

HOME FURNISHINGS - 0.4%

Otsuka Kagu Ltd.                  12,000                     $ 3,572,629

TOTAL DURABLES                                                112,093,587

FINANCE - 12.8%

BANKS - 7.6%

Bank of Tokyo-Mitsubishi Ltd.     1,061,000                   17,607,761

Dai-Ichi Kangyo Bank Ltd.         680,000                     9,338,776

Fuji Bank Ltd.                    600,000                     8,240,096

Sakura Bank Ltd.                  1,534,000                   13,200,135

Sanwa Bank Ltd.                   938,000                     13,972,034

The Suruga Bank Ltd.              35,000                      514,286

Toyo Trust & Banking Co. Ltd.     740,000                     4,690,516

                                                              67,563,604

CREDIT & OTHER FINANCE - 2.6%

Aeon Credit Service Ltd.          90                          13,138

Aiful Corp.                       59,600                      9,272,702

Jafco Co. Ltd.                    45,000                      5,056,423

Shohkoh Fund & Co. Ltd.           7,800                       4,779,256

Takefuji Corp.                    36,300                      4,706,363

                                                              23,827,882

SECURITIES INDUSTRY - 2.6%

Daiwa Securities Co. Ltd.         1,237,000                   13,222,387

New Japan Securities Co. Ltd.     597,000                     1,760,183
(a)

Nikko Securities Co. Ltd.         855,000                     8,047,059

                                                              23,029,629

TOTAL FINANCE                                                 114,421,115

HEALTH - 6.9%

DRUGS & PHARMACEUTICALS - 5.3%

Banyu Pharmaceutical Co. Ltd.     180,000                     3,300,072

Fujisawa Pharmaceutical Co.       423,000                     10,602,930
Ltd.

Takeda Chemical Industries        350,000                     20,134,455
Ltd.

Yamanouchi Pharmaceutical Co.     148,000                     6,723,074
Ltd.

Yoshitomi Pharmaceutical          480,000                     6,545,979
Industries Ltd.

                                                              47,306,510

MEDICAL EQUIPMENT & SUPPLIES
- 1.6%

Hoya Corp.                        167,000                     12,028,812

Japan Medical Dynamic             26,500                      1,450,660
Marketing, Inc.

Terumo Corp.                      39,000                      1,187,323

                                                              14,666,795

TOTAL HEALTH                                                  61,973,305

INDUSTRIAL MACHINERY &
EQUIPMENT - 6.3%

ELECTRICAL EQUIPMENT - 2.9%

Mitsubishi Electric Corp.         1,140,000                   6,317,215

Omron Corp.                       772,000                     16,162,882

Yokogawa Electric Corp.           515,000                     3,610,564

                                                              26,090,661

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

INDUSTRIAL MACHINERY &
EQUIPMENT - 3.4%

Amada Co. Ltd.                    1,200,000                  $ 9,219,688

Daifuku Co. Ltd.                  179,000                     1,167,261

Fuji Machine Manufacturing        41,000                      1,909,724
Co. Ltd.

Hitachi Metals Ltd.               440,000                     2,167,779

SMC Corp.                         44,000                      7,432,990

THK Co. Ltd.                      259,000                     8,482,017

                                                              30,379,459

TOTAL INDUSTRIAL MACHINERY &                                  56,470,120
EQUIPMENT

MEDIA & LEISURE - 2.5%

BROADCASTING - 0.5%

Tokyo Broadcasting System,        160,000                     4,233,374
Inc.

ENTERTAINMENT - 0.8%

Sony Music Entertainment Ltd.     50,800                      6,630,224

LEISURE DURABLES & TOYS - 0.9%

Namco Ltd.                        95,000                      4,488,836

Nintendo Co. Ltd.                 22,300                      3,544,442

                                                              8,033,278

PUBLISHING - 0.3%

Kadokawa Shoten Publish Co.       12,000                      2,997,551
Ltd.

TOTAL MEDIA & LEISURE                                         21,894,427

NONDURABLES - 2.9%

BEVERAGES - 1.9%

Coca-Cola West Japan Co. Ltd.     60,000                      2,673,710

Fuji Coca-Cola Bottling Co.       200,000                     3,841,537
Ltd.

Ito En Ltd.                       51,000                      5,240,817

Kinki Coca-Cola Bottling Co.      104,000                     1,797,839
Ltd.

Kirin Brewery Co. Ltd.            276,000                     3,164,888

                                                              16,718,791

FOODS - 0.6%

Yakult Honsha Co. Ltd.            310,000                     3,173,686

Yonekyu Corp.                     170,000                     2,610,612

                                                              5,784,298

HOUSEHOLD PRODUCTS - 0.4%

Kao Corp.                         114,000                     3,481,585

TOTAL NONDURABLES                                             25,984,674

RETAIL & WHOLESALE - 4.5%

APPAREL STORES - 0.4%

World Co. Ltd.                    32,000                      3,242,257

GENERAL MERCHANDISE STORES -
3.2%

FamilyMart Co. Ltd.               70,000                      4,873,950

Ito-Yokado Co. Ltd.               183,000                     14,657,576

Seven Eleven Japan Co. Ltd.       94,000                      8,621,369

                                                              28,152,895



                                 SHARES                      VALUE (NOTE 1)

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.9%

Paris Miki, Inc.                  50,400                     $ 4,065,883

Senshukai Co. Ltd.                233,000                     4,473,153

                                                              8,539,036

TOTAL RETAIL & WHOLESALE                                      39,934,188

SERVICES - 1.8%

PRINTING - 0.9%

Dai Nippon Printing Co. Ltd.      150,000                     2,738,536

Riso Kagaku Corp.                 72,600                      3,137,575

Toppan Forms Co. Ltd.             90,000                      2,381,273

                                                              8,257,384

SERVICES - 0.9%

Nippon System Development Co.     91,000                      7,778,152
Ltd.

TOTAL SERVICES                                                16,035,536

TECHNOLOGY - 23.9%

COMMUNICATIONS EQUIPMENT - 1.3%

Matsushita Communication          40,000                      6,730,372
Industrial Co. Ltd.

NEC Corp.                         227,000                     4,599,952

                                                              11,330,324

COMPUTER SERVICES & SOFTWARE
- 3.8%

CSK Corp.                         60,000                      2,765,907

Hitachi Information Systems       215,000                     8,300,601

Konami Co. Ltd.                   95,000                      9,214,886

Oracle Corp. Japan                15,500                      3,155,822

Square Co. Ltd.                   34,000                      2,462,041

Trend Micro, Inc.                 39,000                      7,753,182

                                                              33,652,439

COMPUTERS & OFFICE EQUIPMENT
- 7.2%

Canon, Inc.                       77,000                      2,181,513

Fujitsu Ltd.                      403,000                     12,152,894

Fujitsu Support & Service,        21,000                      5,909,244
Inc.

Hitachi Ltd.                      906,000                     9,852,751

Nihon Unisys Ltd.                 160,000                     5,624,010

Ricoh Co. Ltd.                    572,000                     9,344,269

Softbank Corp.                    46,900                      19,503,194

                                                              64,567,875

ELECTRONIC INSTRUMENTS - 2.0%

Advantest Corp.                   36,000                      5,428,092

Tokyo Seimitsu Co. Ltd.           100,000                     12,206,483

                                                              17,634,575

ELECTRONICS - 9.1%

Hirose Electric Co. Ltd.          55,600                      9,712,980

Hosiden Corp.                     115,000                     4,362,545

Koa Denko Co. Ltd.                135,000                     2,346,699

Kyocera Corp.                     173,000                     16,614,647

Mitsumi Electric Co. Ltd.         120,000                     3,215,366

Nichicon Corp.                    527,000                     11,438,368

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

ELECTRONICS - CONTINUED

Nidec Corp.                       28,000                     $ 5,445,378

Nitto Denko Corp.                 195,000                     7,715,727

Rohm Co. Ltd.                     58,000                      13,034,334

TDK Corp.                         78,000                      7,648,308

                                                              81,534,352

PHOTOGRAPHIC EQUIPMENT - 0.5%

Olympus Optical Co. Ltd.          305,000                     4,130,132

TOTAL TECHNOLOGY                                              212,849,697

UTILITIES - 13.5%

CELLULAR - 7.6%

Hikari Tsushin, Inc.              23,700                      19,096,568

NTT Mobile Communication          1,356                       36,073,179
Network, Inc.

NTT Mobile Communication          472                         12,556,447
Network, Inc. (c)

                                                              67,726,194

TELEPHONE SERVICES - 5.9%

DDI Corp.                         1,420                       15,546,699

Kokusai Denshin Denwa             180,000                     22,645,859

Nippon Telegraph & Telephone      915                         14,060,025
Corp.

                                                              52,252,583

TOTAL UTILITIES                                               119,978,777

TOTAL COMMON STOCKS                            851,132,861
(Cost $538,701,887)

CASH EQUIVALENTS - 11.1%



Central Cash Collateral Fund,     53,557,619                  53,557,619
5.26% (b)

Taxable Central Cash Fund,        45,335,264                  45,335,264
5.21% (b)

TOTAL CASH EQUIVALENTS                         98,892,883
(Cost $98,892,883)

TOTAL INVESTMENT PORTFOLIO -                                  950,025,744
106.6%
(Cost $637,594,770)

NET OTHER ASSETS - (6.6)%                                     (58,784,697)

NET ASSETS - 100%                             $ 891,241,047

LEGEND
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Security exempt from registration under Rule 144A of the Securities
Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $12,556,447 or 1.4% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $587,695,928 and $349,308,848, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $3,655 for the period.
The fund participated in the security lending program. At period end, the value of securities loaned amounted to $50,853,059. The fund received cash collateral of $53,557,619 which was invested in the Central Cash Collateral Fund. Cash collateral includes $282,600 received for unsettled security loans.
The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $3,662,200. The weighted average interest rate was 5.07%. INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $637,806,232. Net unrealized appreciation aggregated $312,219,512, of which $317,439,843 related to appreciated investment securities and $5,220,331 related to depreciated investment securities.
At October 31, 1999, the fund had a capital loss carryforward of approximately $44,939,000 of which $11,008,000 and $33,931,000 will expire on October 31, 2005 and 2006, respectively.
JAPAN
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1999

ASSETS

Investment in securities, at                 $ 950,025,744
value  (cost $637,594,770) -
See accompanying schedule

Receivable for investments                    18,863,016
sold

Receivable for fund shares                    5,040,935
sold

Dividends receivable                          1,271,230

Interest receivable                           128,696

Redemption fees receivable                    15,504

Other receivables                             27,027

 TOTAL ASSETS                                 975,372,152

LIABILITIES

Payable for investments        $ 28,074,797
purchased

Payable for fund shares         1,679,830
redeemed

Accrued management fee          555,237

Other payables and accrued      263,622
expenses

Collateral on securities        53,557,619
loaned,  at value

 TOTAL LIABILITIES                            84,131,105

NET ASSETS                                   $ 891,241,047

Net Assets consist of:

Paid in capital                              $ 610,734,718

Undistributed net investment                  13,253,040
income

Accumulated undistributed net                 (45,150,065)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   312,403,354
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 40,946,589                   $ 891,241,047
shares outstanding

NET ASSET VALUE and                           $21.77
redemption price per share
($891,241,047 (divided by)
40,946,589 shares)

Maximum offering price per                    $22.44
share (100/97.00 of $21.77)

STATEMENT OF OPERATIONS
 YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME                              $ 2,523,306
Dividends

Interest                                        1,206,842

Security lending                                56,746

                                                3,786,894

Less foreign taxes withheld                     (378,496)

 TOTAL INCOME                                   3,408,398

EXPENSES

Management fee Basic fee         $ 3,283,457

 Performance adjustment           595,599

Transfer agent fees               1,166,036

Accounting and security           250,625
lending fees

Non-interested trustees'          1,941
compensation

Custodian fees and expenses       163,437

Registration fees                 87,482

Audit                             32,733

Legal                             1,192

Interest                          5,154

 Total expenses before            5,587,656
reductions

 Expense reductions               (59,100)      5,528,556

NET INVESTMENT INCOME (LOSS)                    (2,120,158)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            63,450,396

 Foreign currency transactions    (443,642)     63,006,754

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            309,070,924

 Assets and liabilities in        (104,034)     308,966,890
foreign currencies

NET GAIN (LOSS)                                 371,973,644

NET INCREASE (DECREASE) IN                     $ 369,853,486
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 1,800,232
charges paid to FDC

 Sales charges - Retained by                   $ 1,799,715
FDC

 Expense Reductions                            $ 54,682
  Directed brokerage
arrangements

  Custodian credits                             1,969

  Transfer agent credits                        2,449

                                               $ 59,100

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED OCTOBER 31, 1999  YEAR ENDED OCTOBER 31, 1998
ASSETS

Operations Net investment        $ (2,120,158)                $ (886,023)
income (loss)

 Net realized gain (loss)         63,006,754                   (33,687,055)

 Change in net unrealized         308,966,890                  15,140,754
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       369,853,486                  (19,432,324)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (833,682)                    (3,904,278)
in excess of net investment
income

Share transactions Net            547,523,917                  166,701,599
proceeds from sales of shares

 Reinvestment of distributions    804,286                      3,837,897

 Cost of shares redeemed          (292,716,488)                (137,739,104)

 NET INCREASE (DECREASE) IN       255,611,715                  32,800,392
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

Redemption fees                   1,215,013                    375,918

  TOTAL INCREASE (DECREASE)       625,846,532                  9,839,708
IN NET ASSETS

NET ASSETS

 Beginning of period              265,394,515                  255,554,807

 End of period (including        $ 891,241,047                $ 265,394,515
under (over) distribution of
net investment income of
$13,253,040 and
$(4,689,993), respectively)

OTHER INFORMATION
Shares

 Sold                             34,652,174                   16,601,342

 Issued in reinvestment of        73,856                       370,453
distributions

 Redeemed                         (20,092,286)                 (13,676,838)

 Net increase (decrease)          14,633,744                   3,294,957


FINANCIAL HIGHLIGHTS

YEARS ENDED OCTOBER 31,          1999       1998       1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.09    $ 11.10    $ 11.68    $ 12.08    $ 14.27
period

Income from Investment
Operations

Net investment income (loss)      (.07) C    (.04) C    (.06) C    (.02) C    (.02)

Net realized and unrealized       11.74      (.81)      (.55)      (.40)      (1.89)
gain (loss)

Total from investment             11.67      (.85)      (.61)      (.42)      (1.91)
operations

Less Distributions

In excess of net investment       (.03)      (.18)      (.01)      -          -
income

From net realized gain            -          -          -          -          (.36)

Total distributions               (.03)      (.18)      (.01)      -          (.36)

Redemption fees added to paid     .04        .02        .04        .02        .08
in capital

Net asset value, end of period   $ 21.77    $ 10.09    $ 11.10    $ 11.68    $ 12.08

TOTAL RETURN A, B                 116.35%    (7.52)%    (4.89)%    (3.31)%    (12.96)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 891,241  $ 265,395  $ 255,555  $ 290,495  $ 343,981
(000 omitted)

Ratio of expenses to average      1.24%      1.49%      1.42%      1.15%      1.15%
net assets

Ratio of expenses to average      1.23% D    1.48% D    1.40% D    1.14% D    1.15%
net assets after expense
reductions

Ratio of net investment           (.47)%     (.37)%     (.54)%     (.12)%     (.06)%
income (loss) to average net
assets

Portfolio turnover rate           79%        62%        70%        83%        86%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.
C NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.
D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.


JAPAN SMALLER COMPANIES
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999     PAST 1 YEAR  LIFE OF FUND

FIDELITY JAPAN SMALLER             242.10%      106.95%
COMPANIES

FIDELITY JAPAN SMALLER             231.83%      100.74%
COMPANIES  (INCL. 3.00%
SALES CHARGE)

TOPIX Second Section               164.91%      37.66%

Japanese Funds Average             95.57%       n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Tokyo Stock Exchange Second Section Stock Index (TOPIX Second Section) - a market capitalization-weighted index that reflects the performance of the smaller, less established and newly listed companies of the Tokyo Stock Exchange. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the Japanese funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 44 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999     PAST 1 YEAR  LIFE OF FUND

FIDELITY JAPAN SMALLER             242.10%      19.94%
COMPANIES

FIDELITY JAPAN SMALLER             231.83%      19.03%
COMPANIES  (INCL. 3.00%
SALES CHARGE)

TOPIX Second Section               164.91%      8.32%

Japanese Funds Average             95.57%       n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Japan Small Companies       TOPIX 2nd Section Index
             00360                       EX005
  1995/11/01       9700.00                    10000.00
  1995/11/30       9661.20                    10335.33
  1995/12/31      10262.60                    10975.96
  1996/01/31      10107.40                    10804.92
  1996/02/29       9894.00                    10597.01
  1996/03/31      10272.30                    10646.28
  1996/04/30      11028.90                    11708.81
  1996/05/31      10602.10                    11395.42
  1996/06/30      10679.70                    11315.66
  1996/07/31      10185.00                    10994.68
  1996/08/31       9709.70                    10749.69
  1996/09/30       9632.10                    10480.50
  1996/10/31       8856.10                     9863.12
  1996/11/30       8477.80                     9534.70
  1996/12/31       7738.69                     8704.07
  1997/01/31       7036.95                     7918.69
  1997/02/28       7027.20                     7943.57
  1997/03/31       6637.34                     7373.48
  1997/04/30       6666.58                     7289.86
  1997/05/31       7748.44                     8537.79
  1997/06/30       8099.31                     8954.32
  1997/07/31       7797.17                     8282.33
  1997/08/31       6773.79                     7335.82
  1997/09/30       6471.65                     6623.67
  1997/10/31       6305.96                     6488.83
  1997/11/30       5643.20                     5546.61
  1997/12/31       5389.64                     5109.59
  1998/01/31       5946.18                     5889.51
  1998/02/28       5985.23                     6039.62
  1998/03/31       5467.75                     5636.64
  1998/04/30       5887.60                     5528.93
  1998/05/31       5770.43                     5257.19
  1998/06/30       5721.61                     5270.87
  1998/07/31       5926.65                     5282.13
  1998/08/31       5311.53                     4839.95
  1998/09/30       5243.18                     4632.10
  1998/10/31       5868.07                     5151.68
  1998/11/30       6356.26                     5552.29
  1998/12/31       7069.02                     5866.27
  1999/01/31       7537.68                     5940.63
  1999/02/28       8221.15                     6193.52
  1999/03/31      10027.46                     7536.45
  1999/04/30      11042.90                     8351.16
  1999/05/31      10554.71                     8063.28
  1999/06/30      13923.24                    10038.60
  1999/07/31      15504.98                    11213.77
  1999/08/31      17623.73                    12577.28
  1999/09/30      19371.46                    13567.61
  1999/10/29      20074.46                    13766.00
IMATRL PRASUN   SHR__CHT 19991031 19991129 100922 R00000000000051
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Japan Smaller Companies Fund on November 1, 1995, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have been $20,074 - a 100.74% increase on the initial investment. For comparison, look at how the Tokyo Stock Exchange Second Section Stock Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have been $13,766 - a 37.66% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
JAPAN SMALLER COMPANIES
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Kenichi Mizushita, Portfolio Manager of Fidelity Japan Smaller Companies Fund
Q. HOW DID THE FUND PERFORM, KENICHI?
A. The fund had an exceptional year, turning in a total return of 242.10% for the 12 months that ended October 31, 1999. By comparison, the Japanese funds average returned 95.57%, according to Lipper Inc., and the Tokyo Stock Exchange Second Section Stock Index returned 164.91% during the same time period.
Q. WHAT FACTORS HELPED YOU DELIVER SUCH GOOD PERFORMANCE?
A. Several factors helped. First, through careful stock selection among small-cap names, I was able to add some very strong performers to the fund's portfolio. Second, the fund's investment parameters were changed earlier this year, giving me a broader range of stocks from which to choose. Third, a significant improvement in investor sentiment in Japan - spurred by the government's fiscal and monetary policies - created a more favorable environment for small stocks, and helped boost the fund's return.
Q. RECENTLY, THE FUND CHANGED ITS NAME FROM JAPAN SMALL COMPANIES TO JAPAN SMALLER COMPANIES. WHY?
A. The rapid appreciation of Japanese small-capitalization stocks caused their market caps to grow beyond levels commonly thought of as "small cap" by investors in the United States. Between June 1 and October 29, 1999, the average weighted market cap of the TSE Second
Section Index - the fund's benchmark - increased approximately 71% from $2.0 billion to $3.4 billion. Changing the fund's name to Japan Smaller Companies gives it a name that's descriptive of the fund's investment universe, and differentiates the fund from those that have the ability to invest in larger capitalization stocks found in the Nikkei, TOPIX and other Japanese indexes.
Q. WHAT KINDS OF STOCKS ARE YOU ALLOWED TO PURCHASE FOR THE FUND NOW?
A. Earlier in the year, we changed the fund's investment parameters to allow the fund to purchase stocks of companies with market capitalizations above $1 billion. These companies are among the largest of the small-cap stocks, and they did extremely well during the past year, given their strong positions in their respective industries. By Japanese standards, though, they're still considered small-cap stocks. Adding these companies, with a focus on such technology names as Oracle Japan and Trend Micro, beefed up the fund's investments in industry leaders.
Q. WHICH STOCKS TURNED OUT TO BE THE STARS DURING THE PAST YEAR?
A. Hikari Tsushin, the fund's largest holding and Japan's largest wholesaler of mobile telephones, successfully increased its market share and its stock performed very well. Fund holding Don Quijote's chain of discount stores, featuring late-night operation, continued to deliver strong earnings. Funai Electric is Japan's largest maker of TV/VCRs, supplying the worldwide market, and has a very innovative and sophisticated production system in China. Funai began to diversify its product line, branching into laser printers and DVD players, which helped improve its competitiveness and profitability. Obic Co., an information technology software development company, focuses on small-to-medium companies. Since other IT software firms focus only on the largest companies, Obic's unique positioning and strong growth helped it perform well.
Q. WHAT ABOUT DISAPPOINTMENTS?
A. There were very few stocks that disappointed. Riso Kagaku, a manufacturer of printers, experienced lower demand from its South American markets as they encountered economic troubles as well as lower demand in Japan for its products. The company's earnings growth slowed as a result. Idec Izumi makes switches for machines used in factories. With the manufacturing sector in Japan still sluggish, demand for the company's products was weak.
Q. WHAT'S YOUR OUTLOOK, KENICHI?
A. The good news is that the Japanese economy has been showing signs of recovery, and demonstrated positive Gross Domestic Product growth during the first and second quarters of 1999, backed by an increase in public spending and housing starts. Although consumption and capital expenditure activity are still weak, I believe that the economy is gradually improving. As for small-cap stocks, with a new NASDAQ Japan exchange opening next year and another exchange, MOTHERS - an offshoot of the Tokyo Stock Exchange - opening this year, I anticipate that more investors will join in the growing interest in small-cap stocks. This positive sentiment should continue to build, assuming no major interference with the economic recovery in Japan.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.


FUND FACTS
GOAL: long-term growth of capital by investing
mainly in equity securities of Japanese issuers
with smaller market capitalizations
FUND NUMBER: 360
TRADING SYMBOL: FJSCX
START DATE: November 1, 1995
SIZE: as of October 31, 1999, more than
$1.7 billion
MANAGER: Kenichi Mizushita, since 1996;
manager, several Fidelity Investments Japan,
Ltd., and institutional funds; joined Fidelity in
1985
(checkmark)
JAPAN SMALLER COMPANIES

INVESTMENT CHANGES




AS OF OCTOBER 31,1999
United States 5.9%
Row: 1, Col: 1, Value: 94.09999999999999
Row: 1, Col: 2, Value: 5.9
Japan 94.1%
GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S NET ASSETS)

AS OF APRIL 30, 1999
United States 6.7%
Row: 1, Col: 1, Value: 93.3
Row: 1, Col: 2, Value: 6.7
Japan 93.3%
PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF FUTURES CONTRACTS, IF
APPLICABLE.
ASSET ALLOCATION

                             % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                     MONTHS AGO

Stocks                        94.1                    93.3

Short-Term Investments and    5.9                     6.7
Net Other Assets

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

TOP TEN STOCKS AS OF OCTOBER
31, 1999

                                % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS 6
                                                         MONTHS AGO

Hikari Tsushin, Inc.             3.4                      2.5
(Cellular)

Funai Electric Co. Ltd.          3.0                      0.8
(Consumer Electronics)

Tokyo Seimitsu Co. Ltd.          2.7                      0.8
(Electronic Instruments)

Fancl Corp.  (Household          2.4                      2.1
Products)

Obic Co. Ltd.   (Computer        2.4                      1.1
Services & Software)

Aiful Corp.   (Credit & Other    2.2                      0.6
Finance)

Trend Micro, Inc.   (Computer    2.0                      0.7
Services & Software)

Takasago Electric Industry       2.0                      1.7
Co.  (Leisure Durables & Toys)

Oracle Corp. Japan               1.9                      0.0
(Computer Services & Software)

Sony Music Entertainment Ltd.    1.9                      2.2
 (Entertainment)

                                 23.9                     12.5

TOP TEN MARKET SECTORS AS OF
OCTOBER 31, 1999

                                % OF FUND'S NET ASSETS   % OF FUND'S NET ASSETS 6
                                                         MONTHS AGO

TECHNOLOGY                       23.0                     18.6

RETAIL & WHOLESALE               11.0                     12.4

MEDIA & LEISURE                  10.7                     8.1

NONDURABLES                      7.8                      9.3

DURABLES                         7.6                      4.8

SERVICES                         7.2                      6.2

INDUSTRIAL MACHINERY &           7.0                      7.6
EQUIPMENT

UTILITIES                        5.9                      3.0

CONSTRUCTION & REAL ESTATE       5.3                      10.2

FINANCE                          5.2                      6.4




COMMON STOCKS - 94.1%

                                 SHARES                         VALUE (NOTE 1)

BASIC INDUSTRIES - 0.6%

CHEMICALS & PLASTICS - 0.2%

Canon Chemicals, Inc.             77,000                        $ 701,782

Ferrotec Corp.                    179,000                        4,091,429

                                                                 4,793,211

METALS & MINING - 0.1%

Toami Corp.                       182,000                        1,328,403

PAPER & FOREST PRODUCTS - 0.3%

Rengo Co. Ltd.                    910,000                        4,806,723

TOTAL BASIC INDUSTRIES                                           10,928,337

CONSTRUCTION & REAL ESTATE -
5.3%

BUILDING MATERIALS - 3.1%

Advan Co. Ltd.                    179,400                        5,306,622

Arc Land Sakamoto Co. Ltd.        662,000                        11,126,051

Fujimi, Inc.                      323,900                        14,931,285

Hitachi Metals Techno Ltd.        485,000                        2,654,982

Kondotec, Inc.                    456,500                        2,630,492

Nichiha Corp.                     507,000                        5,112,605

Nippon Sheet Glass Co. Ltd.       700,000                        4,356,303

Noritz Corp.                      538,000                        8,499,496

                                                                 54,617,836

ENGINEERING - 0.2%

Daimei Telecom Engineering        348,000                        4,130,881
Corp.

REAL ESTATE - 2.0%

Able, Inc.                        123,000                        11,340,217

Meiwa Estate Co. Ltd.             135,000                        4,472,989

Nagawa Co. Ltd.                   138,000                        1,457,863

Sumitomo Real Estate Sales        397,000                        18,529,845
Co. Ltd.

                                                                 35,800,914

TOTAL CONSTRUCTION & REAL                                        94,549,631
ESTATE

DURABLES - 7.6%

AUTOS, TIRES, & ACCESSORIES -
1.8%

FCC Co. Ltd.                      261,000                        4,938,007

Toyoda Gosei Co. Ltd.             591,000                        25,484,659

Toyoda Machine Works Ltd.         250,000                        1,810,324

                                                                 32,232,990

CONSUMER DURABLES - 2.8%

Aderans Co. Ltd.                  262,000                        13,134,598

Heiwa Corp.                       261,000                        7,168,884

Sankyo Co. Ltd. (Gunma)           378,000                        29,949,581

                                                                 50,253,063

CONSUMER ELECTRONICS - 3.0%

Funai Electric Co. Ltd.           116,000                        52,582,956

TOTAL DURABLES                                                   135,069,009



                                 SHARES                         VALUE (NOTE 1)

FINANCE - 5.2%

BANKS - 0.3%

The Suruga Bank Ltd.              165,000                       $ 2,424,490

Tokyo Tomin Bank Ltd. (a)         103,400                        3,425,979

                                                                 5,850,469

CREDIT & OTHER FINANCE - 4.9%

Aiful Corp.                       255,000                        39,673,471

Jafco Co. Ltd.                    164,000                        18,427,852

Mycal Card, Inc.                  223,000                        9,851,621

Shohkoh Fund & Co. Ltd.           29,600                         18,136,664

                                                                 86,089,608

TOTAL FINANCE                                                    91,940,077

HEALTH - 2.8%

DRUGS & PHARMACEUTICALS - 0.7%

JCR Pharmaceuticals Co. Ltd.      535,000                        5,651,861

Sysmex Corp.                      202,000                        6,207,923

                                                                 11,859,784

MEDICAL EQUIPMENT & SUPPLIES
- 2.1%

Hogy Medical Co.                  294,000                        19,764,707

Japan Medical Dynamic             336,000                        18,393,278
Marketing, Inc.

                                                                 38,157,985

TOTAL HEALTH                                                     50,017,769

INDUSTRIAL MACHINERY &
EQUIPMENT - 7.0%

ELECTRICAL EQUIPMENT - 1.5%

Hakuto Co. Ltd.                   532,000                        12,568,740

Icom, Inc.                        323,000                        5,118,368

Idec Izumi Corp.                  357,000                        3,946,286

Mirai Industry Co. Ltd.           322,000                        5,195,294

                                                                 26,828,688

INDUSTRIAL MACHINERY &
EQUIPMENT - 5.5%

Iuchi Seieido Co. Ltd.            118,000                        3,411,093

Misumi Corp.                      290,000                        21,027,612

Nitto Kohki Co. Ltd.              527,000                        11,742,041

Star Micronics Co. Ltd.           814,000                        11,530,853

THK Co. Ltd.                      455,000                        14,900,841

Tsubaki Nakashima Co. Ltd.        702,500                        10,120,048

Union Tool Co.                    237,000                        25,355,872

                                                                 98,088,360

TOTAL INDUSTRIAL MACHINERY &                                     124,917,048
EQUIPMENT

MEDIA & LEISURE - 10.7%

ENTERTAINMENT - 3.1%

Avex, Inc.                        98,000                         20,705,883

Sony Music Entertainment Ltd.     261,000                        34,064,732

                                                                 54,770,615

LEISURE DURABLES & TOYS - 2.0%

Takasago Electric Industry        465,000                        35,279,714
Co.

COMMON STOCKS - CONTINUED

                                 SHARES                         VALUE (NOTE 1)

MEDIA & LEISURE - CONTINUED

PUBLISHING - 1.7%

Asia Securities Printing Co.      390,000                       $ 6,554,622
Ltd.

Asia Securities Printing Co.      374,000                        6,142,041
Ltd. (a)

Shobunsha Publications, Inc.      176,000                        8,197,840

Takara Printing Co. Ltd.          362,000                        9,039,136

                                                                 29,933,639

RESTAURANTS - 3.9%

Anrakutei Co. Ltd.                293,000                        5,205,763

Kappa Create Co. Ltd.             350,000                        11,092,438

Maysuya Foods Co.                 273,000                        18,824,875

Resorttrust, Inc.                 271,000                        7,807,924

Saizeriya Co. Ltd.                245,700                        19,585,211

Zensho Co. Ltd.                   130,000                        7,865,547

                                                                 70,381,758

TOTAL MEDIA & LEISURE                                            190,365,726

NONDURABLES - 7.8%

AGRICULTURE - 0.9%

Hokuto Corp.                      291,000                        17,187,516

BEVERAGES - 0.8%

Chukyo Coca-Cola Bottling Co.     250,000                        2,974,790
Ltd.

Fuji Coca-Cola Bottling Co.       200,000                        3,841,537
Ltd.

Kinki Coca-Cola Bottling Co.      136,000                        2,351,021
Ltd.

Mikasa Coca Cola Bottling Co.     254,000                        2,683,313

Shikoku Coca-Cola Bottling        152,300                        1,894,151
Co. Ltd.

                                                                 13,744,812

FOODS - 3.0%

Ariake Japan                      154,000                        9,909,244

Bourbon Corp.                     48,000                         433,325

Q'Sai Co. Ltd.                    378,000                        26,101,514

Rock Field Co. Ltd.               333,000                        16,502,090

                                                                 52,946,173

HOUSEHOLD PRODUCTS - 3.1%

Fancl Corp.                       150,000                        43,217,289

Mandom Corp.                      408,000                        12,342,858

                                                                 55,560,147

TOTAL NONDURABLES                                                139,438,648

RETAIL & WHOLESALE - 11.0%

APPAREL STORES - 1.7%

Fast Retailing Co. Ltd.           36,000                         8,643,458

Kyoto Kimono Yuzen Co. Ltd.       300                            2,463,385
(a)

United Arrows Ltd.                77,000                         9,835,295

World Co. Ltd.                    100,000                        10,132,053

                                                                 31,074,191

GENERAL MERCHANDISE STORES -
1.5%

Ryohin Keikaku Co. Ltd.           135,000                        26,008,165



                                 SHARES                         VALUE (NOTE 1)

GROCERY STORES - 1.0%

C Two-Network Co. Ltd.            70,800                        $ 18,018,728

RETAIL & WHOLESALE,
MISCELLANEOUS - 6.8%

Daiichikosho Co. Ltd.             90,000                         3,370,949

Don Quijote Co. Ltd.              115,800                        28,915,248

Jac Co. Ltd.                      53,000                         18,578,632

Paris Miki, Inc.                  246,000                        19,845,379

Shaddy Co. Ltd.                   640,000                        19,545,739

Yamada Denki Co. Ltd.             426,000                        30,397,889

                                                                 120,653,836

TOTAL RETAIL & WHOLESALE                                         195,754,920

SERVICES - 7.2%

PRINTING - 0.5%

Riso Kagaku Corp.                 203,000                        8,773,110

SERVICES - 6.7%

Aucnet, Inc.                      228,000                        19,510,013

BellSystem24, Inc.                20,000                         19,207,684

Kansai Maintenance Corp.          281,000                        3,025,220

NIC Corp.                         232,000                        11,474,670

Nichii Gakkan Co.                 161,000                        26,285,716

Nippon System Development Co.     194,000                        16,581,994
Ltd.

Pasona Softbank, Inc.             300,000                        19,591,838

Universal Home, Inc. (a)          97                             3,633,133

                                                                 119,310,268

TOTAL SERVICES                                                   128,083,378

TECHNOLOGY - 23.0%

COMPUTER SERVICES & SOFTWARE
- 9.0%

Fuji Soft ABC, Inc.               76,000                         6,970,469

InterQ, Inc. (a)                  60,000                         18,439,377

KOEI Co. Ltd.                     184,000                        7,121,441

Obic Co. Ltd.                     91,300                         42,964,708

Oracle Corp. Japan                170,000                        34,612,247

Square Co. Ltd.                   87,000                         6,299,928

Tomy Co. Ltd.                     125,000                        8,295,319

Trend Micro, Inc.                 180,000                        35,783,915

                                                                 160,487,404

COMPUTERS & OFFICE EQUIPMENT
- 1.3%

Argotechnos 21Corp.               103,200                        5,163,717

Japan Business Computer Co.       174,000                        4,361,489
Ltd.

Melco Inc.                        166,800                        4,485,378

Softbank Corp.                    10,000                         4,158,464

Toyo Information System Co.       108,000                        5,466,123
Ltd.

                                                                 23,635,171

ELECTRONIC INSTRUMENTS - 5.2%

Cosel Co. Ltd.                    750,000                        21,032,414

Nagano Keiki Co. Ltd.             200,200                        5,095,126

COMMON STOCKS - CONTINUED

                                 SHARES                         VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

ELECTRONIC INSTRUMENTS -
CONTINUED

Sony Chemicals Corp.              203,000                       $ 18,033,614

Tokyo Seimitsu Co. Ltd.           390,000                        47,605,284

                                                                 91,766,438

ELECTRONICS - 7.4%

Citizen Electronics Co. Ltd.      208,400                        20,014,407

Doshisha Co. Ltd.                 232,000                        6,684,274

Hirose Electric Co. Ltd.          38,000                         6,638,368

Koa Denko Co. Ltd.                714,000                        12,411,429

Kuroda Electric Co. Ltd.          350,000                        20,100,841

Kyocera Corp.                     116,000                        11,140,457

Nidec Corp.                       92,000                         17,891,958

Satori Electric Co. Ltd.          160,000                        1,859,304

Sumida Electric Co. Ltd.          412,000                        19,150,829

Toko, Inc.                        677,000                        3,348,428

Tokyo Denpa Co. Ltd. (c)          340,000                        11,787,756

                                                                 131,028,051

PHOTOGRAPHIC EQUIPMENT - 0.1%

Daito Chemix Corp.                215,000                        2,374,550

TOTAL TECHNOLOGY                                                 409,291,614

TRANSPORTATION - 0.0%

TRUCKING & FREIGHT - 0.0%

Miroku Jyoho Service Co.,         21,500                         388,394
Ltd.

UTILITIES - 5.9%

CELLULAR - 3.7%

Hikari Tsushin, Inc.              75,000                         60,432,172

NTT Mobile Communication          200                            5,320,528
Network, Inc. (d)

                                                                 65,752,700

TELEPHONE SERVICES - 2.2%

DDI Corp.                         1,630                          17,845,859

Kokusai Denshin Denwa             164,000                        20,632,894

                                                                 38,478,753

TOTAL UTILITIES                                                  104,231,453

TOTAL COMMON STOCKS                             1,674,976,004
(Cost $977,502,800)

CASH EQUIVALENTS - 12.1%

                                 SHARES                         VALUE (NOTE 1)

Central Cash Collateral Fund,     106,876,253                   $ 106,876,253
5.26% (b)

Taxable Central Cash Fund,        108,487,630                    108,487,630
5.21% (b)

TOTAL CASH EQUIVALENTS                          215,363,883
(Cost $215,363,883)

TOTAL INVESTMENT PORTFOLIO -                                     1,890,339,887
106.2%
(Cost $1,192,866,683)

NET OTHER ASSETS - (6.2)%                                        (110,327,569)

NET ASSETS - 100%                              $ 1,780,012,318


LEGEND
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Affiliated company
(d) Security exempt from registration under Rule 144A of the
Securities
Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,320,528 or 0.3% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $1,094,772,051 and $244,943,603, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $3,523 for the period.
The fund participated in the security lending program. At period end, the value of securities loaned amounted to $98,220,575. The fund received cash collateral of $106,876,253 which was invested in the Central Cash Collateral Fund. Cash collateral includes $3,485,750 received for unsettled securities loans.
The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $9,915,000. The weighted average interest rate was 4.81%. Interest earned from the interfund lending program amounted to $1,324 and is included in interest income on the Statement of Operations.
Transactions during the period with companies which are or were affiliates are as follows:
                      PURCHASES  SALES    DIVIDEND VALUE
AFFILIATE             COST       COST     INCOME
Tokyo Denpa Co. Ltd.  $ 353,977 $ 826,984 $ -      $ 11,787,756
INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $1,196,068,348. Net unrealized appreciation aggregated $694,271,539, of which $712,752,240 related to appreciated investment securities and $18,480,701 related to depreciated investment securities.
At October 31, 1999, the fund had a capital loss carryforward of approximately $21,197,000 of which $5,580,000 and $15,617,000 will expire on October 31, 2005 and 2006, respectively.
JAPAN SMALLER COMPANIES
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1999

ASSETS

Investment in securities, at                 $ 1,890,339,887
value  (cost $1,192,866,683)
-  See accompanying schedule

Foreign currency held at                      1,182,865
value  (cost $1,182,865)

Receivable for investments                    7,610,209
sold

Receivable for fund shares                    8,465,949
sold

Dividends receivable                          1,556,331

Interest receivable                           471,121

Redemption fees receivable                    14,160

Other receivables                             65,158

 TOTAL ASSETS                                 1,909,705,680

LIABILITIES

Payable for investments        $ 17,957,490
purchased

Payable for fund shares         3,156,921
redeemed

Accrued management fee          1,043,047

Other payables and accrued      659,651
expenses

Collateral on securities        106,876,253
loaned,  at value

 TOTAL LIABILITIES                            129,693,362

NET ASSETS                                   $ 1,780,012,318

Net Assets consist of:

Paid in capital                              $ 1,109,862,199

Accumulated net investment                    (1,879,427)
loss

Accumulated undistributed net                 (25,468,603)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   697,498,149
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 86,557,508                   $ 1,780,012,318
shares outstanding

NET ASSET VALUE and                           $20.56
redemption price per share
($1,780,012,318 (divided by)
86,557,508 shares)

Maximum offering price per                    $21.20
share (100/97.00 of $20.56)

STATEMENT OF OPERATIONS
 YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME                              $ 2,963,373
Dividends

Interest                                        3,096,784

Security lending                                78,711

                                                6,138,868

Less foreign taxes withheld                     (447,133)

 TOTAL INCOME                                   5,691,735

EXPENSES

Management fee                   $ 4,833,493

Transfer agent fees               1,270,185

Accounting and security           299,027
lending fees

Non-interested trustees'          1,508
compensation

Custodian fees and expenses       261,486

Registration fees                 466,407

Audit                             33,680

Legal                             981

Miscellaneous                     1,796

 Total expenses before            7,168,563
reductions

 Expense reductions               (37,014)      7,131,549

NET INVESTMENT INCOME (LOSS)                    (1,439,814)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            28,938,974
(including   realized loss
of $94,722 on   sales of
investments in   affiliated
issuers)

 Foreign currency transactions    (253,283)     28,685,691

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            699,999,370

 Assets and liabilities in        (5,732)       699,993,638
foreign currencies

NET GAIN (LOSS)                                 728,679,329

NET INCREASE (DECREASE) IN                     $ 727,239,515
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 6,014,883
charges paid to FDC

 Sales charges - Retained by                   $ 6,010,566
FDC

 Expense Reductions                            $ 32,417
  Directed brokerage
arrangements

  Custodian credits                             847

  Transfer agent credits                        3,750

                                               $ 37,014

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED OCTOBER 31, 1999  YEAR ENDED OCTOBER 31, 1998
ASSETS

Operations Net investment        $ (1,439,814)                $ (187,068)
income (loss)

 Net realized gain (loss)         28,685,691                   (15,537,371)

 Change in net unrealized         699,993,638                  8,665,467
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       727,239,515                  (7,058,972)
NET ASSETS RESULTING FROM
OPERATIONS

 Distributions in excess of       -                            (141,696)
net investment income

Share transactions Net            1,641,046,368                68,052,610
proceeds from sales of shares

 Reinvestment of distributions    -                            141,028

 Cost of shares redeemed          (694,218,114)                (45,513,438)

 NET INCREASE (DECREASE) IN       946,828,254                  22,680,200
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

Redemption fees                   5,957,410                    233,658

  TOTAL INCREASE (DECREASE)       1,680,025,179                15,713,190
IN NET ASSETS

NET ASSETS

 Beginning of period              99,987,139                   84,273,949

 End of period (including        $ 1,780,012,318              $ 99,987,139
accumulated net investment
loss and distributions in
excess of net investment
income of $1,879,427 and
$753,057, respectively)

OTHER INFORMATION
Shares

 Sold                             112,923,444                  11,458,260

 Issued in reinvestment of        -                            25,139
distributions

 Redeemed                         (43,003,282)                 (7,861,499)

 Net increase (decrease)          69,920,162                   3,621,900


FINANCIAL HIGHLIGHTS
YEARS ENDED OCTOBER 31,          1999         1998      1997       1996 D

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 6.01       $ 6.47    $ 9.13     $ 10.00
period

Income from Investment
Operations

Net investment income (loss) C    (.03)        (.01)     (.03)      (.03)

Net realized and unrealized       14.45        (.45)     (2.63)     (.87)
gain (loss)

Total from investment             14.42        (.46)     (2.66)     (.90)
operations

Less Distributions

In excess of net investment       -            (.01)     (.01)      -
income

From net realized gain            -            -         (.03)      -

Total distributions               -            (.01)     (.04)      -

Redemption fees added to paid     .13          .01       .04        .03
in capital

Net asset value, end of period   $ 20.56      $ 6.01    $ 6.47     $ 9.13

TOTAL RETURN A, B                 242.10%      (6.94)%   (28.80)%   (8.70)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,780,012  $ 99,987  $ 84,274   $ 105,664
(000 omitted)

Ratio of expenses to average      1.07%        1.23%     1.35%      1.34%
net assets

Ratio of expenses to average      1.07%        1.23%     1.34% E    1.34%
net assets after expense
reductions

Ratio of net investment           (.22)%       (.20)%    (.46)%     (.32)%
income (loss) to average net
assets

Portfolio turnover rate           39%          39%       101%       66%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.
C NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.
D FOR THE PERIOD NOVEMBER 1,
1995 (COMMENCEMENT OF
OPERATIONS) TO OCTOBER 31,
1996.
E FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

LATIN AMERICA
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999    PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY LATIN AMERICA            17.46%       -18.95%       32.26%

FIDELITY LATIN AMERICA            13.93%       -21.38%       28.29%
(INCL. 3.00% SALES CHARGE)

MSCI EMF - Latin America          21.17%       -8.33%        66.11%

Latin American Funds Average      16.19%       -19.48%       n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on April 19, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets Free-Latin America Index - a market capitalization-weighted index of over 160 stocks traded in seven Latin American markets. To measure how the fund's performance stacked up against its peers, you can compare it to the Latin American funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 49 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY LATIN AMERICA          17.46%       -4.12%        4.37%

FIDELITY LATIN AMERICA          13.93%       -4.70%        3.89%
(INCL. 3.00% SALES CHARGE)

MSCI EMF - Latin America        21.17%       -1.72%        8.07%

Latin American Funds Average    16.19%       -4.58%        n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Latin America               MS EMF Latin America
             00349                       MS007
  1993/04/19       9700.00                    10000.00
  1993/04/30       9641.80                     9629.27
  1993/05/31       9874.60                     9880.87
  1993/06/30      10379.00                    10503.42
  1993/07/31      10737.90                    10785.19
  1993/08/31      11746.70                    11714.82
  1993/09/30      11960.10                    11920.39
  1993/10/31      12881.60                    12392.75
  1993/11/30      13861.30                    13204.75
  1993/12/31      15722.24                    14878.84
  1994/01/31      16981.97                    17327.50
  1994/02/28      16093.32                    16826.00
  1994/03/31      14462.50                    15684.24
  1994/04/30      13437.14                    14487.31
  1994/05/31      14169.54                    15343.10
  1994/06/30      12851.22                    14360.38
  1994/07/31      14042.59                    15721.44
  1994/08/31      16132.38                    18278.52
  1994/09/30      16679.24                    19062.61
  1994/10/31      15829.65                    18120.86
  1994/11/30      15360.92                    17604.02
  1994/12/31      12079.76                    14974.08
  1995/01/31      10331.75                    13338.86
  1995/02/28       8710.70                    11406.56
  1995/03/31       8564.22                    11013.06
  1995/04/30       9618.88                    12602.53
  1995/05/31       9667.71                    12888.85
  1995/06/30       9804.43                    13089.71
  1995/07/31      10331.75                    13494.70
  1995/08/31      10527.06                    13648.86
  1995/09/30      10361.05                    13532.50
  1995/10/31       9521.23                    12443.72
  1995/11/30       9863.02                    12667.34
  1995/12/31      10090.87                    13052.35
  1996/01/31      11504.18                    14390.58
  1996/02/29      10901.30                    13561.89
  1996/03/31      11316.40                    13731.96
  1996/04/30      11800.68                    14492.29
  1996/05/31      12373.92                    14958.43
  1996/06/30      12709.95                    15342.23
  1996/07/31      12186.13                    14737.59
  1996/08/31      12561.70                    15152.37
  1996/09/30      12759.37                    15498.77
  1996/10/31      12443.10                    15347.63
  1996/11/30      12601.23                    15494.03
  1996/12/31      13190.77                    15951.46
  1997/01/31      14347.85                    17521.55
  1997/02/28      15122.60                    18680.87
  1997/03/31      15032.04                    18395.98
  1997/04/30      15766.54                    19316.04
  1997/05/31      16903.50                    20684.98
  1997/06/30      18352.37                    22458.18
  1997/07/31      19569.83                    23720.20
  1997/08/31      17436.77                    21447.02
  1997/09/30      19217.67                    23503.38
  1997/10/31      15605.55                    19038.69
  1997/11/30      16662.02                    19689.74
  1997/12/31      17528.97                    20998.04
  1998/01/31      15788.29                    18665.66
  1998/02/28      16541.56                    19646.12
  1998/03/31      17579.87                    21039.04
  1998/04/30      17579.87                    20557.00
  1998/05/31      15045.19                    17898.10
  1998/06/30      14261.37                    16840.37
  1998/07/31      14882.32                    17673.60
  1998/08/31       9120.76                    11542.94
  1998/09/30       9874.04                    12724.85
  1998/10/31      10922.52                    13708.79
  1998/11/30      11502.75                    14767.44
  1998/12/31      10807.56                    13626.18
  1999/01/31       9421.44                    12012.79
  1999/02/28      10182.24                    12779.37
  1999/03/31      12099.88                    15377.27
  1999/04/30      13725.70                    17592.42
  1999/05/31      13204.60                    17042.55
  1999/06/30      14069.63                    17854.23
  1999/07/31      12600.13                    16480.24
  1999/08/31      12235.36                    15983.64
  1999/09/30      12339.58                    16244.78
  1999/10/29      12829.41                    16611.05
IMATRL PRASUN   SHR__CHT 19991031 19991111 112252 R00000000000082
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Latin America Fund on April 19, 1993, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have grown to $12,829 - a 28.29% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International Emerging Markets Free-Latin America Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $16,611 - a 66.11% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
LATIN AMERICA
FUND TALK: THE MANAGER'S OVERVIEW



An interview with
Patti Satterthwaite, Portfolio Manager of Fidelity Latin America Fund
Q. HOW DID THE FUND PERFORM, PATTI?
A. Despite a sell-off during the last four months of the period, it was a good year for the Latin American equity markets. During the 12-month period that ended October 31, 1999, the fund returned 17.46%. In comparison, the Morgan Stanley Capital International Emerging Markets Free-Latin America Index returned 21.17%. To get a sense of how the fund performed relative to its peers, the Latin American funds average, tracked by Lipper Inc., returned 16.19% during the same period.
Q. WHAT FACTORS CAUSED THE FUND TO UNDERPERFORM THE INDEX, YET OUTPACE THE LIPPER PEER GROUP DURING THE PERIOD?
A. The fund's cash position was the primary detractor from relative performance. Since most Latin American markets posted strong gains during the period, the cash the fund held - which it normally does to meet redemption requirements and to take advantage of buying opportunities - hurt performance versus the index, which, by construction, does not hold cash. While it's impossible to say with certainty how much cash my competitors held during the period, cash levels are generally similar or higher among these funds; consequently the fund was able to slightly outperform its peer group. Another detractor relative to the index was the fund's overweighted position in Mexico. While Mexico was among the region's strongest performers during the first half of the period, it led the decline in Latin America over the past four months, due to concerns about interest rates, fears of a potentially weaker peso and increased volatility in the U.S. market.
Q. WERE THERE ANY OTHER FACTORS THAT CAUSED THE MARKET'S DECLINE DURING THE PAST SIX MONTHS?
A. Not really. The sell-off didn't seem to be driven by any fundamental changes or problems with the economies or markets. In addition to investors' perceived problems regarding the peso and interest rates, the real factors seemed to be nervousness about stock valuations and profit-taking after a stunning recovery in Latin America from the fourth quarter of 1998 through the second quarter of 1999.
Q. MEXICO AND BRAZIL COMBINED REPRESENTED ROUGHLY 80% OF THE FUND'S NET ASSETS AT THE END OF THE PERIOD. HOW DID THE FUND'S HOLDINGS IN THESE COUNTRIES PERFORM?
A. While I recently reduced the fund's exposure to Mexican banks because I felt their valuations were getting a bit extended, in general these holdings produced strong results for the fund. During the first half of the period, the improved economic environment in Mexico - characterized by declining interest rates, lower inflation and a strong peso - helped bank stocks such as Grupo Financiero Bancomer and Banacci. Other Mexican holdings that provided an important contribution were Telefonos de Mexico (Telmex) and Grupo Televisa. Telmex, the fund's largest holding, continued to be one of our best performers. Its shares rallied strongly on the impressive growth in demand for wireless, voice and Internet services, which drove its earnings higher. With the exception of Votorantim Celulose, a Brazilian pulp producer, and Companhia Vale do Rio Doce, a metals and mining company - both of which benefited from lower production costs - the fund's holdings in Brazil and other regions outside Mexico produced mixed results.
Q. WHICH STOCKS WERE THE PRIMARY DETRACTORS?
A. I can't think of any individual holdings that stand out as significant detractors. Underperformance relative to the index was more a matter of being underweighted or overweighted relative to the index in certain countries and, as I mentioned earlier, the fund's cash position. Early in the period, the fund's exposure to Brazilian stocks detracted from absolute returns following the country's currency crisis in September of 1998. However, the fund's underweighting in Brazilian stocks versus the index helped relative performance. A similar example was the fund's underweighted exposure to Argentina, which hurt performance during the past six months, but was a contributor during the overall 12-month period.
Q. WHAT'S YOUR OUTLOOK, PATTI?
A. Latin American markets could continue to be volatile over the short term. Macroeconomic factors - such as fears of higher interest rates in the U.S. and, despite no indication of higher inflation in Mexico, fears of a weaker peso - may have an impact on the short-term direction of the market. Once we get past these short-term hurdles, I remain optimistic about the outlook for many Latin American markets. We are seeing improvements in the business fundamentals at many companies, and my research team and I are finding a lot of interesting investment opportunities despite the run-up in stock prices over the past year or so.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

NOTE TO SHAREHOLDERS: On December 15, 1999, shareholders of Fidelity Latin America Fund voted to amend the fund's investment policies to permit the fund to invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 1999, telephone companies accounted for approximately 27% of the Latin American market as represented by the Morgan Stanley Capital International (MSCI) Emerging Markets Free-Latin America Index.

FUND FACTS
GOAL: high total investment return by investing mainly in equity and debt securities of Latin
American issuers
FUND NUMBER: 349
TRADING SYMBOL: FLATX
START DATE: April 19, 1993
SIZE: as of October 31, 1999, more than
$307 million
MANAGER: Patti Satterthwaite, since 1993;
assistant manager, Latin American portion of Fidelity Emerging Markets Fund, since 1990;
securities and Latin American analyst,
1986-1990; joined Fidelity in 1986
(checkmark)
LATIN AMERICA

INVESTMENT CHANGES




AS OF OCTOBER 31, 1999
United States 4.0%
Argentina 5.0%
Row: 1, Col: 1, Value: 5.0
Row: 1, Col: 2, Value: 30.9
Row: 1, Col: 3, Value: 3.7
Row: 1, Col: 4, Value: 1.3
Row: 1, Col: 5, Value: 49.4
Row: 1, Col: 6, Value: 1.7
Row: 1, Col: 7, Value: 4.0
Row: 1, Col: 8, Value: 4.0
Row: 1, Col: 9, Value: 0.0
Peru 4.0%
Other 1.7%
Brazil 30.9%
Mexico 49.4%
Chile 3.7%
Luxembourg 1.3%
GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S NET ASSETS)

AS OF APRIL 30,1999
United States 9.6%
Argentina 11.6%
Row: 1, Col: 1, Value: 11.6
Row: 1, Col: 2, Value: 24.3
Row: 1, Col: 3, Value: 2.7
Row: 1, Col: 4, Value: 45.9
Row: 1, Col: 5, Value: 2.4
Row: 1, Col: 6, Value: 1.5
Row: 1, Col: 7, Value: 2.0
Row: 1, Col: 8, Value: 9.6
Row: 1, Col: 9, Value: 0.0
Peru 2.0%
Panama 1.5%
Other 2.4%
Brazil 24.3%
Mexico 45.9%
Chile 2.7%
PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF FUTURES CONTRACTS, IF
APPLICABLE.
ASSET ALLOCATION

                             % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                     MONTHS AGO

Stocks                        96.0                    90.4

Short-Term Investments  and   4.0                     9.6
Net Other Assets

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS
A PERCENTAGE OF THE FUND'S INVESTMENTS.

TOP TEN STOCKS AS OF OCTOBER
31, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Telefonos de Mexico SA          14.9                    12.4
sponsored    ADR
representing Class L shares
(Mexico, Telephone Services)

Cifra SA de CV Series C         4.8                     4.8
(Mexico, General Merchandise
Stores)

Tele Norte Leste                4.6                     2.9
Participacoes   SA ADR
(Brazil, Telephone Services)

Brahma Cervejaria (Compagnie)   4.2                     0.0
   sponsored ADR  (Brazil,
Beverages)

Grupo Televisa SA de CV         4.0                     4.9
sponsored ADR  (Mexico,
Broadcasting)

Grupo Modelo SA de CV Class C   4.0                     4.0
(Mexico, Beverages)

Banacci SA de CV Class O        3.7                     3.4
(Mexico, Banks)

Cemex SA de CV sponsored ADR    3.3                     0.0
(Mexico, Building Materials)

Companhia Vale do Rio   Doce    3.2                     1.0
(PN-A)  (Brazil, Metals &
Mining)

Grupo Carso SA de CV Series     2.9                     2.8
A1 (Mexico, Tobacco)

                                49.6                    36.2

TOP TEN MARKET SECTORS AS OF
OCTOBER 31, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

UTILITIES                       31.7                    31.7

NONDURABLES                     19.8                    19.7

BASIC INDUSTRIES                10.9                    5.2

FINANCE                         8.7                     8.6

RETAIL & WHOLESALE              7.8                     6.2

CONSTRUCTION & REAL ESTATE      5.5                     2.2

MEDIA & LEISURE                 4.3                     4.9

ENERGY                          3.7                     8.3

PRECIOUS METALS                 2.7                     2.0

HOLDING COMPANIES               0.6                     1.3




LATIN AMERICA

INVESTMENTS OCTOBER 31, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 96.0%

                                 SHARES                        VALUE (NOTE 1)

ARGENTINA - 5.0%

Banco de Galicia y Buenos         38,695                       $ 817,432
Aires SA ADR Class B

Bansud SA Class B (a)             617,519                       1,519,796

Cresud S.A.C.I.F.y A.             111,582                       1,143,716
sponsored ADR

Inversiones y Representacions     44,580                        1,345,759
SA sponsored GDR

Perez Companc SA Class B          1,412,336                     8,506,176

Telefonica de Argentina SA        83,300                        2,134,563
sponsored ADR

                                                                15,467,442

BRAZIL - 30.9%

Aracruz Celulose SA ADR           173,900                       3,564,950

Banco Bradesco SA (Reg. Pfd.)     421,424,000                   2,066,016

Banco Itau SA                     70,610,000                    4,059,713

Brahma Cervejaria(Compagnie):

warrants 4/30/03 (a)              1,895,770                     194,638

(Reg.)                            117,827                       50,808

sponsored ADR                     1,041,326                     13,016,575

Centrais Electricas               320,445,100                   5,708,134
Brasileiras SA

Companhia Brasileira de           113,700                       2,487,188
Distribuicao Grupo Pao de
Acucar sponsored ADR

Companhia Brasileira de           321,249,000                   2,613,859
Petroleo Ipiranga SA Class B

Companhia de Electricidade do     2,008,714,550                 412,467
Estado do Rio de Janeiro
(CERJ) (a)

Companhia de Tecidos Norte de     10,053,310                    712,195
Minas

Companhia Vale do Rio Doce        496,000                       9,876,715
(PN-A)

Compania Cimento Portland Itau    6,044,000                     597,264

Compania Energertica Minas        213,729,329                   3,050,141
Gerais

Dixie Toga SA                     1,904,400                     342,166

Embratel Participacoes SA ADR     436,165                       5,615,624

Encorpar Redito e Participa       11,465,310                    8,887
SA (a)

Perdigao SA                       1,202,539,630                 1,666,764

Souza Cruz Industria Comerico     530,500                       3,131,802

Tele Centro Sul Participacoes     135,868                       8,118,113
SA sponsored ADR

Tele Norte Leste                  838,065                       14,142,347
Participacoes SA ADR

Telesp Participacoes SA ADR       428,140                       6,930,516
(a)

Votorantim Celulose e Papel       225,286,499                   6,592,059
SA (PN Reg.)

                                                                94,958,941

CHILE - 3.7%

Chilectra SA sponsored ADR        37,500                        651,563

Compania Cervecerias Unidas       4,000                         87,250
SA sponsored ADR

Cristalerias de Chile SA          124,700                       1,589,925
sponsored ADR

Distribucion Y Servicio D&S       204,600                       3,337,538
SA ADR

Embotelladora Andina              243,900                       3,963,375
sponsored ADR Class A



                                 SHARES                        VALUE (NOTE 1)

Enersis SA sponsored ADR          42,278                       $ 951,255

Vina Concha Stet y Toro SA        27,600                        952,200
sponsored ADR

                                                                11,533,106

COLOMBIA - 0.9%

Banco Ganadero SA sponsored       79,800                        513,713
ADR Class C

Compania Nacional de              136,000                       408,708
Chocolates

Noel (Industria Alimenticias)     97,207                        157,041

Suramericana de Inversiones SA    1,761,400                     1,814,817

                                                                2,894,279

LUXEMBOURG - 1.3%

Quilmes Industrial SA             371,600                       3,878,575
sponsored ADR

MEXICO - 49.4%

Alfa SA de CV                     1,241,000                     4,775,314

Apasco SA de CV                   925,000                       4,912,783

Banacci SA de CV Class O (a)      4,577,000                     11,487,186

Cemex SA de CV sponsored ADR      444,400                       9,999,000
(a)

Cifra SA de CV Series C (a)       9,553,200                     14,783,708

Coca Cola Femsa SA de CV ADR      277,300                       3,847,538

Corporacion Interamericana de     323,000                       874,564
Entretenimiento SA de CV
(Series A1) (a)

Gruma SA de CV Class B            360,953                       1,849,884
sponsored ADR (a)

Grupo Bimbo SA de CV Series A     1,702,070                     3,123,194

Grupo Carso SA de CV Series       2,153,100                     9,058,603
A1 (a)

Grupo Elektra SA de CV Unit       6,957,300                     3,325,593

Grupo Financiero Bancomer SA      24,136,700                    6,359,370
de CV Series A

Grupo Modelo SA de CV Class C     5,007,200                     12,227,945

Grupo Televisa SA de CV           290,600                       12,350,500
sponsored ADR (a)

Kimberly-Clark de Mexico SA       1,739,000                     5,577,839
de CV  Series A

Telefonos de Mexico SA            537,100                       45,922,045
sponsored ADR representing
Class L shares

Tubos de Acero de Mexico SA       110,300                       1,206,406
sponsored ADR

                                                                151,681,472

PANAMA - 0.8%

Panamerican Beverages, Inc.       153,800                       2,470,413
Class A

PERU - 4.0%

Compania de Minas
Buenaventura SA:

Class B                           232,618                       1,910,648

sponsored ADR Class B             367,200                       6,242,400

Telefonica del Peru SA ADR        352,300                       4,073,469

                                                                12,226,517

TOTAL COMMON STOCKS                               295,110,745
(Cost $295,141,676)


NONCONVERTIBLE BONDS - 0.0%

MOODY'S RATINGS (UNAUDITED)              PRINCIPAL AMOUNT      VALUE (NOTE 1)

BRAZIL - 0.0%

Companhia Vale do Rio Doce 0%   -   BRL   290,000              $ 0
11/19/00 (Cost $0)


CASH EQUIVALENTS - 16.1%

                               SHARES

Central Cash Collateral Fund,   38,376,500                  38,376,500
5.26% (b)

Taxable Central Cash Fund,      11,154,035                  11,154,035
5.21% (b)

TOTAL CASH EQUIVALENTS                       49,530,535
(Cost $49,530,535)

TOTAL INVESTMENT PORTFOLIO -                                344,641,280
112.1%
(Cost $344,672,211)

NET OTHER ASSETS - (12.1)%                                  (37,304,845)

NET ASSETS - 100%                           $ 307,336,435

CURRENCY ABBREVIATIONS

BRL                     -   Brazilian real

LEGEND
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $147,581,971 and $185,968,417, respectively.
The fund participated in the security lending program. At period end, the value of securities loaned amounted to $37,714,181. The fund received cash collateral of $38,376,500 which was invested in the Central Cash Collateral Fund.
INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $345,357,892. Net unrealized depreciation aggregated $716,612, of which $61,441,807 related to appreciated investment securities and $62,158,419 related to depreciated investment securities.
At October 31, 1999, the fund had a capital loss carryforward of approximately $97,171,000 of which $36,899,000, $37,615,000 and
$22,657,000 will expire on October 31, 2003 and 2004 and 2007 respectively.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Net Assets
BASIC INDUSTRIES              10.9%

CASH EQUIVALENTS              16.1

CONSTRUCTION & REAL ESTATE    5.5

DURABLES                      0.2

ENERGY                        3.7

FINANCE                       8.7

HOLDING COMPANIES             0.6

MEDIA & LEISURE               4.3

NONDURABLES                   19.8

PRECIOUS METALS               2.7

RETAIL & WHOLESALE            7.8

SERVICES                      0.1

UTILITIES                     31.7

LATIN AMERICA
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1999

ASSETS

Investment in securities, at                $ 344,641,280
value  (cost $344,672,211) -
 See accompanying schedule

Foreign currency held at                     8,410
value  (cost $8,410)

Receivable for investments                   1,756,120
sold

Receivable for fund shares                   523,130
sold

Dividends receivable                         1,171,174

Interest receivable                          34,398

Redemption fees receivable                   44

Other receivables                            15,370

 TOTAL ASSETS                                348,149,926

LIABILITIES

Payable to custodian bank      $ 784,848

Payable for investments         553,929
purchased

Payable for fund shares         752,450
redeemed

Accrued management fee          178,256

Other payables and  accrued     167,508
expenses

Collateral on securities        38,376,500
loaned,  at value

 TOTAL LIABILITIES                           40,813,491

NET ASSETS                                  $ 307,336,435

Net Assets consist of:

Paid in capital                             $ 402,767,540

Undistributed net investment                 2,896,477
income

Accumulated undistributed net                (98,029,008)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  (298,574)
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 24,971,152                  $ 307,336,435
shares outstanding

NET ASSET VALUE and                          $12.31
redemption price per share
($307,336,435 (divided by)
24,971,152 shares)

Maximum offering price per                   $12.69
share (100/97.00 of $12.31)

STATEMENT OF OPERATIONS
 YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME                               $ 9,079,945
Dividends

Interest                                         1,032,235

Security lending                                 16,595

                                                 10,128,775

Less foreign taxes withheld                      (736,622)

 TOTAL INCOME                                    9,392,153

EXPENSES

Management fee                   $ 2,413,253

Transfer agent fees               1,256,813

Accounting and security           194,144
lending fees

Custodian fees and expenses       269,982

Registration fees                 37,851

Audit                             68,859

Legal                             1,433

Foreign tax expense               68,346

Miscellaneous                     26,151

 Total expenses before            4,336,832
reductions

 Expense reductions               (43,962)       4,292,870

NET INVESTMENT INCOME                            5,099,283

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (22,577,026)

 Foreign currency transactions    (1,232,873)    (23,809,899)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            59,626,000

 Assets and liabilities in        (174,834)      59,451,166
foreign currencies

NET GAIN (LOSS)                                  35,641,267

NET INCREASE (DECREASE) IN                      $ 40,740,550
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION                               $ 343,731
 Sales charges paid to FDC

 Sales charges - Retained by                    $ 343,725
FDC

 Expense reductions  Directed                   $ 42,134
brokerage arrangements

  Transfer agent credits                         1,828

                                                $ 43,962

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED OCTOBER 31, 1999  YEAR ENDED OCTOBER 31, 1998
ASSETS

Operations Net investment        $ 5,099,283                  $ 8,857,496
income

 Net realized gain (loss)         (23,809,899)                 45,290,179

 Change in net unrealized         59,451,166                   (200,090,681)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       40,740,550                   (145,943,006)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (7,666,729)                  (10,041,240)
from net investment income

Share transactions Net            152,034,795                  115,794,938
proceeds from sales of shares

 Reinvestment of distributions    7,377,095                    9,873,405

 Cost of shares redeemed          (218,494,512)                (446,516,807)

 NET INCREASE (DECREASE) IN       (59,082,622)                 (320,848,464)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

Redemption fees                   1,105,692                    530,116

  TOTAL INCREASE (DECREASE)       (24,903,109)                 (476,302,594)
IN NET ASSETS

NET ASSETS

 Beginning of period              332,239,544                  808,542,138

 End of period (including        $ 307,336,435                $ 332,239,544
undistributed net investment
income of $2,896,477 and
$6,696,796, respectively)

OTHER INFORMATION
Shares

 Sold                             12,312,091                   8,079,774

 Issued in reinvestment of        701,738                      578,067
distributions

 Redeemed                         (19,009,646)                 (29,806,543)

 Net increase (decrease)          (5,995,817)                  (21,148,702)


FINANCIAL HIGHLIGHTS

YEARS ENDED OCTOBER 31,          1999       1998       1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.73    $ 15.51    $ 12.59    $ 9.75     $ 16.21
period

Income from Investment
Operations

Net investment income             .18 C      .22 C, D   .20 C      .22        .04

Net realized and unrealized       1.61       (4.81)     2.92       2.72       (6.52)
gain (loss)

Total from investment             1.79       (4.59)     3.12       2.94       (6.48)
operations

Less distributions from net       (.25)      (.20)      (.23)      (.12)      -
investment income

Redemption fees added to paid     .04        .01        .03        .02        .02
in capital

Net asset value, end of period   $ 12.31    $ 10.73    $ 15.51    $ 12.59    $ 9.75

TOTAL RETURN A, B                 17.46%     (30.01)%   25.42%     30.69%     (39.85)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 307,336  $ 332,240  $ 808,542  $ 557,889  $ 466,289
(000 omitted)

Ratio of expenses to average      1.32%      1.34%      1.30%      1.32%      1.41%
net assets

Ratio of expenses to average      1.30% E    1.33% E    1.29% E    1.32%      1.41%
net assets after expense
reductions

Ratio of net investment           1.55%      1.49%      1.19%      1.48%      .97%
income to average net assets

Portfolio turnover rate           49%        31%        64%        70%        57%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.
C NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.
D INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.06 PER
SHARE.
E FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

NORDIC
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999     PAST 1 YEAR  LIFE OF FUND

FIDELITY NORDIC                    38.31%       147.47%

FIDELITY NORDIC   (INCL.           34.17%       140.04%
3.00% SALES CHARGE)

FT-Actuaries World Nordic          48.91%       149.29%

European Region Funds Average      10.72%       n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on November 1, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the FT/S&P-Actuaries World Nordic Index - a market capitalization-weighted index of over 90 stocks traded in four Scandinavian markets. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 138 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999     PAST 1 YEAR  LIFE OF FUND

FIDELITY NORDIC                    38.31%       25.42%

FIDELITY NORDIC   (INCL.           34.17%       24.47%
3.00% SALES CHARGE)

FT-Actuaries World Nordic          48.91%       25.65%

European Region Funds Average      10.72%       n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Nordic                      FT Nordic
             00342                       FT002
  1995/11/01       9700.00                    10000.00
  1995/11/30       9845.50                    10178.00
  1995/12/31       9554.50                     9911.00
  1996/01/31       9612.70                     9809.37
  1996/02/29      10204.40                    10456.70
  1996/03/31      10340.20                    10564.18
  1996/04/30      10476.00                    10606.06
  1996/05/31      10990.10                    10977.77
  1996/06/30      11106.50                    11058.76
  1996/07/31      10980.40                    10822.25
  1996/08/31      11630.30                    11437.85
  1996/09/30      12018.30                    11769.52
  1996/10/31      12386.90                    12210.52
  1996/11/30      13269.60                    12915.13
  1996/12/31      13537.43                    13283.75
  1997/01/31      13880.77                    13676.71
  1997/02/28      13969.05                    13661.62
  1997/03/31      14332.01                    14093.06
  1997/04/30      13439.33                    13296.07
  1997/05/31      14302.58                    14246.43
  1997/06/30      15136.41                    15111.48
  1997/07/31      15617.09                    15775.44
  1997/08/31      14999.07                    15074.22
  1997/09/30      16843.30                    16846.82
  1997/10/31      15636.71                    15544.47
  1997/11/30      15705.38                    15583.27
  1997/12/31      15177.38                    15331.98
  1998/01/31      15593.63                    15587.89
  1998/02/28      17077.22                    16969.39
  1998/03/31      18219.26                    18157.18
  1998/04/30      19713.51                    19141.41
  1998/05/31      19830.92                    19281.53
  1998/06/30      20119.10                    19279.69
  1998/07/31      20791.51                    19608.59
  1998/08/31      16575.57                    16383.65
  1998/09/30      16212.68                    15544.47
  1998/10/31      17354.72                    16741.19
  1998/11/30      18358.01                    17652.13
  1998/12/31      19660.15                    18400.78
  1999/01/31      21015.65                    19564.24
  1999/02/28      19574.76                    18618.50
  1999/03/31      20119.10                    19577.79
  1999/04/30      20738.15                    20356.31
  1999/05/31      20044.38                    19512.81
  1999/06/30      22115.00                    21352.86
  1999/07/31      22296.44                    22089.18
  1999/08/31      22360.48                    22024.51
  1999/09/30      22552.60                    22346.33
  1999/10/29      24004.16                    24928.86
IMATRL PRASUN   SHR__CHT 19991031 19991111 112315 R00000000000051
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Nordic Fund on November 1, 1995, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have grown to $24,004 - a 140.04% increase on the initial investment. For comparison, look at how the FT/S&P-Actuaries World Nordic Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $24,929 - a 149.29% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
NORDIC
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Trygve Toraasen, Portfolio Manager of Fidelity
Nordic Fund
Q. HOW DID THE FUND PERFORM, TRYGVE?
A. For the 12 months that ended October 31, 1999, the fund posted a total return of 38.31%, compared to 48.91% for the FT/S&P-Actuaries World Nordic Index and 10.72% for the European region funds average tracked by Lipper Inc.
Q. WHAT FACTORS SHAPED PERFORMANCE DURING THE PERIOD?
A. Nordic markets led the charge in Europe during the period, strongly outpacing the returns found in much of the rest of the Continent. Most of the fund's superior returns relative to its Lipper peers came by way of some strong stock picks in its region. Although representing about one-quarter combined of the portfolio throughout the period, the fund's positions in leading wireless names Nokia and Ericsson were still underweighted relative to the telecommunications-heavy Nordic index, which impeded performance to a degree. In addition, the fund was underweighted in cyclicals - or, economically sensitive stocks - which make up a sizable proportion of the index. This sector rallied in the first-half of the period, and our underweighting of them hampered returns.
Q. WHAT WAS THE INVESTMENT CLIMATE LIKE DURING THE PERIOD?
A. The story over the past 12 months was one of recovery, as Nordic economies - major exporters to the world - ignited, rallying on a markedly improved global economic picture. Norway, for instance, reaped the rewards provided by rebounding oil prices, falling interest rates and stronger growth in key trading partner Germany. The story in Sweden was strong, thanks in part to the success of homegrown Ericsson. In Finland, front-runner Nokia set the pace, pushing the local market higher. Finally, Denmark rebounded from a mild recession earlier in the period, benefiting from strengthening exports to Swedish and German markets.
Q. COULD YOU DISCUSS SOME OF THE STRATEGIES YOU EMPLOYED OVER THE PAST
12 MONTHS?
A. Sure. I reduced the fund's exposure to the finance sector - keeping only those stocks with the strongest internal fundamentals - in response to rising interest rates in all markets except Norway. In a rising rate environment, I felt it unlikely that I could find strong performance among banks. Also, I added to some of the machinery and engineering names, such as Danish windmill manufacturer Vestas Wind Systems, which was a big win for the fund. Overall, I pursued the best companies with the strongest long-term growth prospects regardless of the industry in which they resided. Also notable given the fund's growth orientation, I chose not to chase cyclicals amid their rise in the first half of the period. With the exception of paper stocks, which benefited from improved capacity discipline among the producers and a more favorable demand situation, I simply didn't believe in the overall sustainability of the cyclical wave.
Q. WHICH STOCKS CONTRIBUTED TO PERFORMANCE?
A. Not surprisingly, Nokia, arguably the strongest-performing stock in Europe over the past two years or so, soared during the period, nearly tripling in price. The company benefited from robust earnings related to worldwide handset sales. By successfully reducing the product life cycle, Nokia made it even more difficult for competitors to play on the same field. Ericsson, another high-altitude performer, got its lift from rising expectations for a recovery in margin growth on the handset side following recent problems, as well as from a strong cellular infrastructure business. Another positive contributor was Swedish insurance provider, Skandia Foersaekrings, which enjoyed a successful period in its life insurance and variable annuity businesses in the U.S. Hennes & Mauritz, a Swedish apparel retailer, also added appreciably to fund performance.
Q. WHICH STOCKS DETRACTED?
A. Danish brewer Carlsberg suffered from lost volume in its home market, as higher taxes in Denmark sent consumers in search of a substitute, that being German beer. The stock fell further in response to management's failed cost-cutting initiatives. Swedish banking giant ForeningsSparbanken fell on unrealized cost efficiencies related to merger activities. Danish financial conglomerate Den Danske Bank Group also was a drag on fund performance and was sold off during the period.
Q. WHAT'S YOUR OUTLOOK?
A. Things look pretty positive overall for the Nordic markets for the next six to 12 months. On the whole, the outlook for inflation across the region is benign. Short-term, I intend to stay the course, maintaining my strong bias toward growth and positive earnings stories. This strategy should bode well for the fund, as I expect stronger profit growth from Scandinavian firms that are likely to respond effectively to economic expansion in Germany and elsewhere in the world.

NOTE TO SHAREHOLDERS: On December 15, 1999, shareholders of Fidelity Nordic Fund voted to amend the fund's investment policies to permit the fund to invest up to 35% of its total assets in any industry that represents more than 20% of the Nordic market. As of October 31, 1999, communications companies accounted for approximately 43% of the Nordic market as represented by the FT/S&P-Actuaries World Nordic Index.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.

FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of issuers in Denmark, Finland, Norway and Sweden
FUND NUMBER: 342
TRADING SYMBOL: FNORX
START DATE: November 1, 1995
SIZE: as of October 31, 1999, more than
$111 million
MANAGER: Trygve Toraasen, since 1998;
associate portfolio manager, Fidelity Nordic
Fund, 1997-1998; research analyst,
1994-1998; joined Fidelity in 1994
(checkmark)

NORDIC

INVESTMENT CHANGES




AS OF OCTOBER 31, 1999
Denmark 10.5%
United States 11.7%
Row: 1, Col: 1, Value: 10.5
Row: 1, Col: 2, Value: 22.4
Row: 1, Col: 3, Value: 7.9
Row: 1, Col: 4, Value: 47.5
Row: 1, Col: 5, Value: 11.7
Finland 22.4%
Sweden 47.5%
Norway 7.9%
GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S NET ASSETS)

AS OF APRIL 30, 1999
Denmark 11.2%
United States 8.1%
Row: 1, Col: 1, Value: 11.2
Row: 1, Col: 2, Value: 24.0
Row: 1, Col: 3, Value: 8.300000000000001
Row: 1, Col: 4, Value: 48.4
Row: 1, Col: 5, Value: 8.1
Finland 24.0%
Sweden 48.4%
Norway 8.3%
PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF FUTURES CONTRACTS, IF
APPLICABLE.
ASSET ALLOCATION

                             % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS  6
                                                     MONTHS AGO

Stocks                        89.6                    93.5

Short-Term Investments and    10.4                    6.5
Net Other Assets

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

TOP TEN STOCKS AS OF OCTOBER
31, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

Nokia AB (Finland,              13.1                     12.4
Communications Equipment)

Ericsson (L.M.) Telefon AB      12.7                     11.6
Class B (Sweden, Electrical
Equipment)

Skandia Foersaekrings AB        4.9                      3.9
(Sweden, Insurance)

Hennes & Mauritz AB Class B     4.3                      3.8
(Sweden, Apparel Stores)

ABB Ltd.  (Sweden, Electrical   3.6                      0.0
Equipment)

Norsk Hydro AS  (Norway, Oil    2.7                      2.2
& Gas)

Svenska Handelsbanken AB (A     2.6                      2.6
shares) (Sweden, Banks)

Investor AB Class B Free        2.5                      2.3
shares (Sweden, Credit &
Other Finance)

Tele Danmark AS Class B         2.4                      2.5
(Denmark, Telephone Services)

Volvo AB Class B (Sweden,       2.2                      2.6
Autos, Tires, & Accessories)

                                51.0                     43.9

TOP TEN MARKET SECTORS AS OF
OCTOBER 31, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS  6
                                                        MONTHS AGO

INDUSTRIAL MACHINERY  &         20.0                     13.4
EQUIPMENT

FINANCE                         16.3                     19.7

TECHNOLOGY                      14.6                     15.0

BASIC INDUSTRIES                6.3                      6.8

UTILITIES                       5.8                      5.1

RETAIL & WHOLESALE              4.3                      4.1

MEDIA & LEISURE                 4.0                      4.0

SERVICES                        3.9                      5.5

DURABLES                        3.8                      5.8

HEALTH                          3.6                      3.1



NORDIC

INVESTMENTS OCTOBER 31, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 89.6%

                                 SHARES                     VALUE (NOTE 1)

DENMARK - 10.5%

Carlsberg AS Class B              14,620                    $ 566,257

Coloplast AS Class B              5,000                      493,013

Falck AS                          16,360                     1,508,690

GN Store Nordic AS                37,680                     1,288,342

International Service Systems     9,200                      494,687
AS  Class B (a)

Novo-Nordisk AS Class B           9,989                      1,201,769

Sondagsavisen AS (Reg.)           8,870                      490,785

Sydbank AS                        21,730                     971,122

Tele Danmark AS Class B           43,800                     2,665,844

Vestas Wind Systems AS (a)        15,300                     2,007,874

                                                             11,688,383

FINLAND - 22.4%

America Group Ltd. Class A        56,800                     1,084,522

Eimo Oyj (a)                      23,600                     479,241

Hackman OY AB Class A             1,000                      15,032

Helsinki Telephone Corp.          9,800                      466,762
Class E

KCI (Konecranes International)    6,390                      165,150

Merita Ltd. Series A              91,900                     534,169

Metra OY Series B                 8,600                      163,299

Nokia AB                          126,200                    14,583,985

Okobank Class A                   23,180                     216,405

Pohjola Group Insurance Corp.     18,781                     1,010,416
Class B

Sampo Insurance Co. Ltd.          11,210                     390,239

Sonera Group PLC                  62,300                     1,876,314

Stora Enso Oyj                    147,170                    1,940,620

UPM-Kymmene Corp.                 64,110                     2,028,889

                                                             24,955,043

NORWAY - 7.9%

Bergesen d.y. AS Class A          7,600                      122,867

Den Norske Bank ASA Class A       400,300                    1,555,209
Free shares

Kvaerner ASA (a)                  42,700                     807,642

Kvaerner ASA (B shares) (a)       35,300                     536,848

NCL Holdings AS (a)               875,517                    2,226,626

NetCom ASA (a)                    9,100                      319,819

Norsk Hydro AS                    73,200                     2,928,094

Norske Skogindustrier AS          6,300                      245,567
Class A

                                                             8,742,672

SWEDEN - 47.5%

ABB Ltd. (a)                      40,219                     4,017,118

Assa Abloy AB Class B             51,400                     573,566

Atlas Copco AB Series B           31,400                     819,488

Avesta Sheffield AB (a)           58,000                     275,155

Connecta AB (a)                   14,600                     213,665

Electrolux AB                     90,200                     1,804,055

Ericsson (L.M.) Telefon AB        331,100                    14,154,525
Class B

Europolitan Holdings AB           96,800                     1,115,595



                                 SHARES                     VALUE (NOTE 1)

Forenings Sparbanken AB           115,575                   $ 1,846,437
Series A

Gambro AB Series B                42,100                     438,983

Hennes & Mauritz AB Class B       180,900                    4,820,470

Investor AB Class B Free          217,200                    2,794,549
shares

Modern Times Group AB Series      32,000                     1,038,080
B (a)

Munksjo AB                        29,000                     224,580

Munters AB                        50,850                     601,537

Munters AB (c)                    8,300                      98,186

NCC AB Series B                   25,500                     261,227

Nobel Biocare AB                  34,920                     485,488

OM Gruppen AB                     23,600                     305,082

Readsoft AB (B shares) (a)        31,100                     326,181

Sandvik AB Series B               10,300                     267,557

Scandic Hotels AB                 76,980                     722,883

Securitas AB Class B              107,400                    1,597,951

Skandia Foersaekrings AB          242,200                    5,405,360

Skanska AB Class B                17,800                     653,410

SKF AB                            40,000                     814,659

SSAB Swedish Steel Series A       44,100                     543,200

Svenska Cellulosa AB (SCA)        48,900                     1,323,918
Class B

Svenska Handelsbanken AB (A       209,196                    2,908,423
shares)

Volvo AB Class B                  95,418                     2,472,798

                                                             52,924,126

UNITED STATES OF AMERICA - 1.3%

Pharmacia & Upjohn, Inc. unit     27,400                     1,485,326

TOTAL COMMON STOCKS                           99,795,550
(Cost $66,184,188)

CASH EQUIVALENTS - 9.7%



Central Cash Collateral Fund,     1,813,105                  1,813,105
5.26% (b)

Taxable Central Cash Fund,        8,998,362                  8,998,362
5.21% (b)

TOTAL CASH EQUIVALENTS                        10,811,467
(Cost $10,811,467)

TOTAL INVESTMENT PORTFOLIO -                                 110,607,017
99.3%
(Cost $76,995,655)

NET OTHER ASSETS - 0.7%                                      780,598

NET ASSETS - 100%                            $ 111,387,615

LEGEND
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Security exempt from registration under Rule 144A of the
Securities
Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $98,186 or 0.1% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $70,697,418 and $102,294,354, respectively.
The fund participated in the security lending program. At period end, the value of securities loaned amounted to $1,673,005. The fund received cash collateral of $1,813,105 which was invested in the Central Cash Collateral Fund.
The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $1,469,818. The weighted average interest rate was 5.16%. INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $77,698,085. Net unrealized appreciation aggregated $32,908,932, of which $35,145,669 related to appreciated investment securities and $2,236,737 related to depreciated investment securities.
The fund hereby designates approximately $234,000 as a capital gain dividend for the purpose of the dividend paid deduction.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Net Assets
AEROSPACE & DEFENSE           0.1%

BASIC INDUSTRIES              6.3

CASH EQUIVALENTS              9.7

CONSTRUCTION & REAL ESTATE    2.6

DURABLES                      3.8

ENERGY                        2.7

FINANCE                       16.3

HEALTH                        3.6

HOLDING COMPANIES             1.0

INDUSTRIAL MACHINERY &        20.0
EQUIPMENT

MEDIA & LEISURE               4.0

NONDURABLES                   0.5

RETAIL & WHOLESALE            4.3

SERVICES                      3.9

TECHNOLOGY                    14.6

TRANSPORTATION                0.1

UTILITIES                     5.8

NORDIC
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1999

ASSETS

Investment in securities, at               $ 110,607,017
value  (cost $76,995,655) -
See accompanying schedule

Foreign currency held at                    22,241
value  (cost $22,258)

Receivable for investments                  893,507
sold

Receivable for fund shares                  1,874,232
sold

Dividends receivable                        8,908

Interest receivable                         40,628

Redemption fees receivable                  69

Other receivables                           1,923

 TOTAL ASSETS                               113,448,525

LIABILITIES

Payable for investments        $ 60,422
purchased

Payable for fund shares         49,374
redeemed

Accrued management fee          62,582

Other payables and  accrued     75,427
expenses

Collateral on securities        1,813,105
loaned,  at value

 TOTAL LIABILITIES                          2,060,910

NET ASSETS                                 $ 111,387,615

Net Assets consist of:

Paid in capital                            $ 75,440,141

Undistributed net investment                367,863
income

Accumulated undistributed net               1,972,264
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 33,607,347
(depreciation) on
investments and assets and
liabilities in  foreign
currencies

NET ASSETS, for 4,952,374                  $ 111,387,615
shares outstanding

NET ASSET VALUE and                         $22.49
redemption price per share
($111,387,615 (divided by)
4,952,374 shares)

Maximum offering price per                  $23.19
share (100/97.00 of $22.49)

STATEMENT OF OPERATIONS
 YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME                             $ 1,759,359
Dividends

Interest                                       164,031

Security lending                               3,854

                                               1,927,244

Less foreign taxes withheld                    (255,621)

 TOTAL INCOME                                  1,671,623

EXPENSES

Management fee                   $ 769,457

Transfer agent fees               329,410

Accounting and security           64,666
lending fees

Non-interested trustees'          323
compensation

Custodian fees and expenses       95,683

Registration fees                 28,691

Audit                             33,509

Legal                             450

Interest                          6,969

Miscellaneous                     6,586

 Total expenses before            1,335,744
reductions

 Expense reductions               (50,484)     1,285,260

NET INVESTMENT INCOME                          386,363

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            11,024,662

 Foreign currency transactions    (18,591)     11,006,071

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            21,508,516

 Assets and liabilities in        (1,381)      21,507,135
foreign currencies

NET GAIN (LOSS)                                32,513,206

NET INCREASE (DECREASE) IN                    $ 32,899,569
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                       $ 123,563
charges paid to FDC

 Sales charges - Retained by                  $ 123,293
FDC

 Expense Reductions                           $ 49,810
  Directed brokerage
arrangements

  Transfer agent credits                       674

                                              $ 50,484

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED OCTOBER 31, 1999  YEAR ENDED OCTOBER 31, 1998
ASSETS

Operations Net investment        $ 386,363                    $ 204,042
income

 Net realized gain (loss)         11,006,071                   (9,029,156)

 Change in net unrealized         21,507,135                   4,055,394
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       32,899,569                   (4,769,720)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     -                            (302,313)
From net investment income

 From net realized gain           -                            (5,108,510)

 TOTAL DISTRIBUTIONS              -                            (5,410,823)

Share transactions Net            41,593,918                   137,620,320
proceeds from sales of shares

 Reinvestment of distributions    -                            5,325,815

 Cost of shares redeemed          (65,061,644)                 (104,656,126)

 NET INCREASE (DECREASE) IN       (23,467,726)                 38,290,009
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

Redemption fees                   97,415                       471,151

  TOTAL INCREASE (DECREASE)       9,529,258                    28,580,617
IN NET ASSETS

NET ASSETS

 Beginning of period              101,858,357                  73,277,740

 End of period (including        $ 111,387,615                $ 101,858,357
undistributed net investment
income of $367,863 and
$178,966, respectively)

OTHER INFORMATION
Shares

 Sold                             2,122,892                    7,537,796

 Issued in reinvestment of        -                            375,060
distributions

 Redeemed                         (3,436,188)                  (6,243,438)

 Net increase (decrease)          (1,313,296)                  1,669,418


FINANCIAL HIGHLIGHTS
YEARS ENDED OCTOBER 31,          1999       1998       1997      1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 16.26    $ 15.94    $ 12.77   $ 10.00
period

Income from Investment
Operations

Net investment income C           .07        .03        .10       .17 D

Net realized and unrealized       6.14       1.46 H     3.19      2.57
gain (loss)

Total from investment             6.21       1.49       3.29      2.74
operations

Less Distributions

 From net investment income       -          (.07)      (.05)     -

From net realized gain            -          (1.18)     (.10)     -

Total distributions               -          (1.25)     (.15)     -

Redemption fees added to paid     .02        .08        .03       .03
in capital

Net asset value, end of period   $ 22.49    $ 16.26    $ 15.94   $ 12.77

TOTAL RETURN A, B                 38.31%     10.99%     26.24%    27.70%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 111,388  $ 101,858  $ 73,278  $ 30,871
(000 omitted)

Ratio of expenses to average      1.27%      1.35%      1.42%     2.00% F
net assets

Ratio of expenses to average      1.23% G    1.35%      1.42%     2.00%
net assets after expense
reductions

Ratio of net investment           .37%       .20%       .67%      1.52%
income to average net assets

Portfolio turnover rate           70%        69%        74%       35%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.
C NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.
D INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.16 PER
SHARE.
E FOR THE PERIOD NOVEMBER 1,
1995 (COMMENCEMENT OF
OPERATIONS) TO OCTOBER 31,
1996.
F FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.
H THE AMOUNT SHOWN FOR A
SHARE OUTSTANDING DOES NOT
CORRESPOND WITH THE
AGGREGATE NET LOSS ON
INVESTMENTS FOR THE PERIOD
DUE TO THE TIMING OF SALES
AND REPURCHASES OF FUND
SHARES IN RELATION TO
FLUCTUATING MARKET VALUES OF
THE INVESTMENTS OF THE FUND.

PACIFIC BASIN
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY PACIFIC BASIN             89.36%       30.61%        80.03%

FIDELITY PACIFIC BASIN             83.68%       26.69%        74.63%
(INCL. 3.00% SALES CHARGE)

MSCI Pacific                       51.73%       -3.58%        -2.99%

Pacific Region Funds Average       67.12%       2.20%         71.52%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be
$1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International (MSCI) Pacific Index - a market capitalization-weighted index of over 400 stocks traded in
Pacific-region markets. To measure how the fund's performance stacked up against its peers, you can compare it to the Pacific region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 55 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY PACIFIC BASIN           89.36%       5.49%         6.06%

FIDELITY PACIFIC BASIN           83.68%       4.85%         5.73%
(INCL. 3.00% SALES CHARGE)

MSCI Pacific                     51.73%       -0.73%        -0.30%

Pacific Region Funds Average     67.12%       -0.13%        5.21%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER 10 YEARS
             Pacific Basin               MS Pacific (Net MA tax)
             00302                       MS003
  1989/10/31       9700.00                    10000.00
  1989/11/30      10013.50                    10476.06
  1989/12/31      10152.23                    10487.45
  1990/01/31       9806.79                     9894.06
  1990/02/28       9192.67                     8933.85
  1990/03/31       8623.32                     7325.04
  1990/04/30       8527.36                     7374.34
  1990/05/31       9352.59                     8398.69
  1990/06/30       9493.33                     8060.32
  1990/07/31       9813.19                     7999.11
  1990/08/31       8508.17                     7236.05
  1990/09/30       7120.00                     6101.57
  1990/10/31       8245.89                     7419.76
  1990/11/30       7491.03                     6596.97
  1990/12/31       7389.47                     6877.79
  1991/01/31       7532.08                     7092.14
  1991/02/28       8212.69                     7966.43
  1991/03/31       8108.97                     7532.47
  1991/04/30       8459.00                     7726.05
  1991/05/31       8400.66                     7696.14
  1991/06/30       8258.06                     7193.22
  1991/07/31       8361.77                     7435.82
  1991/08/31       7797.84                     7058.63
  1991/09/30       8283.99                     7613.89
  1991/10/31       8523.82                     7937.91
  1991/11/30       8121.94                     7427.23
  1991/12/31       8316.40                     7655.16
  1992/01/31       8102.49                     7358.55
  1992/02/29       8024.71                     6843.17
  1992/03/31       7519.11                     6192.36
  1992/04/30       7441.33                     5908.50
  1992/05/31       8037.67                     6369.33
  1992/06/30       7869.14                     5868.47
  1992/07/31       7519.11                     5786.90
  1992/08/31       7739.50                     6579.67
  1992/09/30       7687.64                     6428.91
  1992/10/31       7778.39                     6201.92
  1992/11/30       7745.98                     6318.88
  1992/12/31       7682.84                     6246.56
  1993/01/31       7761.37                     6234.93
  1993/02/28       8212.92                     6537.22
  1993/03/31       8769.17                     7326.95
  1993/04/30       9659.18                     8494.29
  1993/05/31      10130.36                     8741.40
  1993/06/30       9606.82                     8598.09
  1993/07/31      10117.27                     9106.43
  1993/08/31      10581.90                     9375.77
  1993/09/30      10608.08                     9025.12
  1993/10/31      11439.19                     9225.48
  1993/11/30      10876.39                     7923.83
  1993/12/31      12592.84                     8476.20
  1994/01/31      12934.45                     9457.36
  1994/02/28      13061.72                     9701.17
  1994/03/31      12083.77                     9165.65
  1994/04/30      12418.68                     9561.98
  1994/05/31      12787.09                     9789.45
  1994/06/30      12733.50                    10109.69
  1994/07/31      12706.71                     9892.79
  1994/08/31      13309.56                    10064.72
  1994/09/30      13135.40                     9812.81
  1994/10/31      13369.84                    10061.02
  1994/11/30      12271.32                     9499.59
  1994/12/31      12238.59                     9563.51
  1995/01/31      11104.69                     8959.55
  1995/02/28      10923.26                     8737.65
  1995/03/31      11270.99                     9408.49
  1995/04/30      11399.50                     9808.64
  1995/05/31      11331.47                     9416.31
  1995/06/30      11225.64                     9017.25
  1995/07/31      11958.89                     9667.38
  1995/08/31      11830.38                     9303.23
  1995/09/30      11694.32                     9389.40
  1995/10/31      11248.31                     8932.84
  1995/11/30      11150.04                     9372.05
  1995/12/31      11490.21                     9829.49
  1996/01/31      11664.08                     9846.16
  1996/02/29      11414.62                     9735.05
  1996/03/31      11716.99                    10033.63
  1996/04/30      12336.86                    10544.55
  1996/05/31      11989.13                    10086.98
  1996/06/30      12147.88                    10089.06
  1996/07/31      11528.01                     9625.47
  1996/08/31      11301.23                     9372.06
  1996/09/30      11633.84                     9677.91
  1996/10/31      11074.45                     9228.67
  1996/11/30      11497.77                     9479.25
  1996/12/31      11172.60                     8986.54
  1997/01/31      10480.96                     8230.77
  1997/02/28      10701.37                     8402.79
  1997/03/31      10412.56                     8095.25
  1997/04/30      10746.97                     8264.20
  1997/05/31      11849.03                     9073.35
  1997/06/30      12403.86                     9635.89
  1997/07/31      12723.08                     9406.18
  1997/08/31      11180.20                     8473.83
  1997/09/30      11453.81                     8441.89
  1997/10/31      10192.14                     7417.47
  1997/11/30       9842.53                     7009.73
  1997/12/31       9485.62                     6702.28
  1998/01/31       9935.47                     7066.15
  1998/02/28       9958.74                     7320.25
  1998/03/31       9485.62                     6917.34
  1998/04/30       9671.76                     6780.86
  1998/05/31       9260.69                     6320.85
  1998/06/30       9105.57                     6308.90
  1998/07/31       9268.45                     6199.44
  1998/08/31       8182.61                     5466.98
  1998/09/30       8446.31                     5449.54
  1998/10/31       9221.91                     6393.73
  1998/11/30       9857.91                     6687.84
  1998/12/31      10269.34                     6874.70
  1999/01/31      10284.87                     6924.74
  1999/02/28      10160.58                     6789.99
  1999/03/31      11543.29                     7646.34
  1999/04/30      12506.53                     8158.11
  1999/05/31      11861.78                     7672.54
  1999/06/30      13617.36                     8379.03
  1999/07/31      14922.39                     9017.60
  1999/08/31      15528.29                     8926.52
  1999/09/30      16398.31                     9338.92
  1999/10/29      17462.53                     9700.99
IMATRL PRASUN   SHR__CHT 19991031 19991129 103500 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Pacific Basin Fund on October 31, 1989, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have grown to $17,463 - a 74.63% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International Pacific Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have been $9,701 - a 2.99% decrease.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
PACIFIC BASIN
FUND TALK: THE MANAGER'S OVERVIEW



An interview with
William Kennedy, Portfolio Manager of Fidelity Pacific Basin Fund
Q. HOW DID THE FUND PERFORM, BILL?
A. The fund did extremely well in a surging market. For the 12 months that ended October 31, 1999, the fund returned 89.36%, compared to 51.73% for the Morgan Stanley Capital International Pacific Index and 67.12% for the Pacific region funds average monitored by Lipper Inc.
Q. WHY WAS THE FUND ABLE TO OUTPERFORM THE INDEX BY SUCH A WIDE
MARGIN?
A. Stock selection in Japan, the fund's largest country allocation, was the most important factor. Fidelity has a strong research presence in Japan, enabling the fund to identify many promising opportunities before other investors got wind of them. An overweighting in the technology sector also helped - mainly existing technology holdings in Japan as well as new holdings in Taiwan and South Korea. As part of the region's general restructuring trend, more Japanese companies are outsourcing the production of various products and components, benefiting technology companies in Taiwan and South Korea.
Q. WHAT WAS THE FUND'S SECOND-LARGEST SECTOR WEIGHTING, AFTER
TECHNOLOGY?
A. Finance was next, at 19.6% of net assets. I added to the fund's finance holdings, mainly through the purchase of Japanese bank stocks. During the period, three prominent Japanese banks merged to form the world's largest bank. This merger is likely to trigger more consolidation, both within the banking industry and outside of it. Consolidation should result in further cost-cutting, revenue growth and share price appreciation. The other positive factor is that when Japanese banks were recapitalized earlier in the year, the government made itself a shareholder, but provided a buyout option through which the banks, if profitable enough, could buy back the government's shares. Since banks do not want the government as a long-term business associate, there is a strong incentive for them to earn enough money to buy the government out.
Q. YOU REDUCED THE FUND'S HOLDINGS IN AUSTRALIA FROM 9.6% OF NET ASSETS SIX MONTHS AGO TO 5.3% AT THE END OF THE PERIOD, AND IN HONG KONG FROM 7.8% TO 5.4% OF NET ASSETS. CAN YOU COMMENT ON THOSE CHANGES?
A. Australia's growth prospects are still good, but I reduced holdings there to make room for what seemed to be better opportunities in Taiwan and South Korea. In Hong Kong, I did not see the aggressive restructuring that was occurring elsewhere. In addition, the fixed-rate currency link with the U.S. dollar was limiting the attractiveness of Hong Kong investments compared with those of other countries in the region.
Q. WHAT STOCKS HELPED THE FUND'S PERFORMANCE?
A. DDI Corp. was a key contributor. A large Japanese telecommunications company, DDI was fairly cheap relative to its global peers and also was a potential merger target. In addition, the company recently launched CDMA, a wireless, or cellular, technology superior to that of DDI's competitors. Hikari Tsushin - which I sold for valuation reasons - was another strong holding. The company sells wireless handsets and continued to benefit from a favorable business model, as well as the prospect of healthy sales from a new generation of handsets with advanced Internet capabilities. Softbank Corp., an Internet conglomerate, mirrored the strength of Internet stocks generally and was priced relatively cheaply in view of its holdings.
Q. WHAT STOCKS WERE DISAPPOINTING?
A. South Korea-based Hanvit Bank underperformed. The company was a victim of the failure of Daewoo, a large South Korean conglomerate that had extensive dealings with Hanvit. Another underperformer was Matsushita Kotobuki, a Japanese manufacturer of hard-disk drives. The stock encountered difficulties because prices for hard drives continued to plummet. I sold both stocks by the end of the period.
Q. WHAT'S YOUR OUTLOOK, BILL?
A. The resumption of economic growth in Japan and a strong yen would dictate sticking with the fund's current strategy of investing in stocks positioned to benefit from an improving domestic economy there. On the other hand, a strong yen hurts companies, like Honda and Toyota, that derive most of their revenues from exports. As Japan recovers, other economies in the region, such as those in Taiwan and South Korea, are experiencing increased demand for their products and services, and I will continue to look for other ways to play the unfolding revival of the Pacific Basin.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.


FUND FACTS
GOAL: long-term growth of capital by investing
mainly in equity securities of Pacific Basin
issuers
FUND NUMBER: 302
TRADING SYMBOL: FPBFX
START DATE: October 1, 1986
SIZE: as of October 31, 1999, more than
$659 million
MANAGER: William Kennedy, since 1998;
Hong Kong research director, 1996-1998;
analyst, regional power sector and Indian
companies, 1994-1996; joined Fidelity in
1994
(checkmark)
PACIFIC BASIN

INVESTMENT CHANGES




AS OF OCTOBER 31, 1999
United States 4.9%
Australia 5.3%
Thailand 0.7%
Row: 1, Col: 1, Value: 5.3
Row: 1, Col: 2, Value: 5.4
Row: 1, Col: 3, Value: 0.7000000000000001
Row: 1, Col: 4, Value: 72.59999999999999
Row: 1, Col: 5, Value: 3.5
Row: 1, Col: 6, Value: 1.4
Row: 1, Col: 7, Value: 2.5
Row: 1, Col: 8, Value: 3.0
Row: 1, Col: 9, Value: 0.7000000000000001
Row: 1, Col: 10, Value: 4.9
Hong Kong 5.4%
Taiwan 3.0%
Singapore 2.5%
India 0.7%
Other 1.4%
Korea (South) 3.5%
Japan 72.6%
GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S NET ASSETS)

AS OF APRIL 30, 1999
United States 4.9%
Australia 9.6%
Singapore 2.8%
Row: 1, Col: 1, Value: 9.6
Row: 1, Col: 2, Value: 7.8
Row: 1, Col: 3, Value: 72.59999999999999
Row: 1, Col: 4, Value: 2.3
Row: 1, Col: 5, Value: 2.8
Row: 1, Col: 6, Value: 4.9
Other 2.3%
Hong Kong 7.8%
Japan 72.6%
PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF FUTURES CONTRACTS, IF
APPLICABLE.
ASSET ALLOCATION

                             % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                     MONTHS AGO

Stocks                        95.1                    95.1

Short-Term Investments and    4.9                     4.9
Net Other Assets

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

TOP TEN STOCKS AS OF OCTOBER
31, 1999

                                % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                        MONTHS AGO

Nippon Telegraph & Telephone     2.5                     3.7
Corp.  (Japan, Telephone
Services)

DDI Corp.  (Japan, Telephone     2.0                     0.9
Services)

Fujitsu Ltd.  (Japan,            1.9                     1.3
Computers & Office Equipment)

Sony Corp.  (Japan, Consumer     1.9                     0.9
Electronics)

Kokusai Denshin Denwa            1.8                     1.1
(Japan, Telephone Services)

Toyota Motor Corp.  (Japan,      1.8                     2.5
Autos, Tires, & Accessories)

Softbank Corp.  (Japan,          1.7                     0.5
Computers & Office Equipment)

Takeda Chemical Industries       1.6                     1.9
Ltd.  (Japan, Drugs &
Pharmaceuticals)

Murata Manufacturing Co. Ltd.    1.5                     0.0
 (Japan, Electrical Equipment)

Fuji Bank Ltd.  (Japan, Banks)   1.4                     1.2

                                 18.1                    14.0

TOP TEN MARKET SECTORS AS OF
OCTOBER 31, 1999

                                % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                        MONTHS AGO

TECHNOLOGY                       22.7                    17.3

FINANCE                          19.6                    17.8

UTILITIES                        10.1                    12.1

DURABLES                         8.9                     11.1

INDUSTRIAL MACHINERY &           8.3                     6.0
EQUIPMENT

BASIC INDUSTRIES                 5.8                     5.8

HEALTH                           3.7                     3.9

CONSTRUCTION & REAL ESTATE       3.4                     4.1

RETAIL & WHOLESALE               3.4                     4.5

NONDURABLES                      3.1                     4.3



PACIFIC BASIN

INVESTMENTS OCTOBER 31, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 95.0%

                                 SHARES                      VALUE (NOTE 1)

AUSTRALIA - 5.3%

Amcor Ltd.                        121,500                    $ 530,974

Austar United Communications      31,400                      102,121
Ltd. (a)

Australia & New Zealand           177,808                     1,173,454
Banking  Group Ltd.

Brambles Industries Ltd.          26,553                      746,739

Broken Hill Proprietary Co.       463,432                     4,789,664
Ltd. (The)

Cable & Wireless Optus Ltd.       682,800                     1,563,163
(a)

Cochlear Ltd.                     106,500                     1,161,347

Coles Myer Ltd.                   126,900                     631,208

F.H. Faulding & Co. Ltd.          116,044                     709,672

Lend Lease Corp. Ltd.             103,700                     1,193,174

Macquarie Bank Ltd.               88,500                      1,298,038

National Australia Bank Ltd.      231,858                     3,578,111

News Corp. Ltd.                   588,279                     4,254,150

Perpetual Trustees Australia      146,300                     1,884,569
Ltd.

Rio Tinto Ltd.                    60,200                      967,685

Smith (Howard) Ltd.               55,888                      400,734

Tabcorp Holdings Ltd.             135,000                     855,730

Telstra Corp. Ltd.                852,400                     4,336,102

Westfield Holdings Ltd.           98,000                      581,200

Westpac Banking Corp.             322,694                     2,070,578

WMC Ltd.                          317,000                     1,360,476

Woolworths Ltd.                   145,000                     492,846

                                                              34,681,735

HONG KONG - 5.4%

Cable & Wireless HKT Ltd.         670,000                     1,528,438

Cheung Kong Holdings Ltd.         389,000                     3,530,445

China Telecom (Hong Kong)         500,000                     1,687,500
Ltd. (a)

Dao Heng Bank Group Ltd.          200,000                     919,156

Giordano International Ltd.       2,326,000                   2,470,327

Great Eagle Holdings Ltd.         552,000                     682,183

Hang Seng Bank Ltd.               126,200                     1,372,799

Hong Kong & China Gas Co.         945,000                     1,253,025
Ltd.

Hongkong Land Holdings Ltd.       373,000                     481,170

Hutchison Whampoa Ltd.            919,000                     9,227,858

Johnson Electric Holdings         717,000                     3,876,674
Ltd.

Li & Fung Ltd.                    1,072,000                   1,828,527

New World Development Co.         334,000                     632,055
Ltd.

South China Morning Post          1,512,000                   1,099,743
Holdings

Sun Hung Kai Properties Ltd.      360,000                     2,908,084

Swire Pacific Ltd. Class A        314,000                     1,556,256

Wing Hang Bank Ltd.               158,500                     517,247

                                                              35,571,487

INDIA - 0.7%

Infosys Technologies Ltd.         17,110                      2,737,915

Pentafour Software & Exports      72,900                      1,012,407
Ltd. (new) (a)

Pentafour Software & Exports      72,900                      1,012,407
Ltd. (a)

                                                              4,762,729

INDONESIA - 0.4%

Gudang Garam PT Perusahaan        164,500                     424,205



                                 SHARES                      VALUE (NOTE 1)

PT Bank PAN Indonesia Tbk (a)     1,382,500                  $ 162,051

PT Indofood Sukses Makmur (a)     383,000                     454,549

PT Matahari Putra Prima Tbk       3,561,000                   443,494
(a)

PT Telkomunikasi Indonesia        1,029,000                   490,000

Sampoerna, Hanjaya Mandala (a)    343,000                     799,076

                                                              2,773,375

JAPAN - 72.6%

Acom Co. Ltd.                     15,200                      1,664,154

Aderans Co. Ltd.                  19,000                      952,509

Advan Co. Ltd.                    29,500                      872,605

Advantest Corp.                   22,000                      3,317,167

Aiful Corp.                       25,800                      4,014,022

Aiwa Co. Ltd.                     72,000                      1,756,351

Asahi Bank Ltd.                   540,000                     4,802,305

Asahi Chemical Industry Co.       195,000                     1,179,832
Ltd.

Asahi Glass Co. Ltd.              237,000                     1,886,896

Bank of Tokyo-Mitsubishi Ltd.     471,000                     7,816,452

Bank of Yokohama Ltd.             361,000                     2,028,187

BellSystem24, Inc.                1,200                       1,152,461

Canon, Inc.                       73,000                      2,068,187

Chiba Bank                        377,000                     2,063,770

CSK Corp.                         33,300                      1,535,078

Dai Nippon Printing Co. Ltd.      118,000                     2,154,315

Dai-Ichi Kangyo Bank Ltd.         197,000                     2,705,498

Daiwa Securities Co. Ltd.         685,000                     7,322,017

DDI Corp.                         1,223                       13,389,869

Diamond Computer Service Co.      119,000                     3,120,000
Ltd.

Fanuc Ltd.                        46,000                      3,578,392

Fuji Bank Ltd.                    691,000                     9,489,844

Fuji Coca-Cola Bottling Co.       120,000                     2,304,922
Ltd.

Fuji Heavy Industries Ltd.        449,000                     3,820,543

Fuji Machine Manufacturing        16,900                      787,179
Co. Ltd.

Fujitsu Ltd.                      422,000                     12,725,859

Furukawa Electric Co. Ltd.        1,041,000                   7,598,176

Heiwa Corp.                       23,000                      631,741

Hino Motors Ltd. (a)              290,000                     1,055,558

Hirose Electric Co. Ltd.          11,000                      1,921,633

Hitachi Information Systems       118,000                     4,555,678

Hitachi Ltd.                      844,000                     9,178,500

Honda Motor Co. Ltd.              193,000                     8,118,063

Hoya Corp.                        90,000                      6,482,593

Industrial Bank of Japan Ltd.     513,000                     6,946,747
(The)

Ito En Ltd.                       40,000                      4,110,444

Ito-Yokado Co. Ltd.               95,000                      7,609,124

Jafco Co. Ltd.                    58,000                      6,517,167

Japan Business Computer Co.       39,400                      987,601
Ltd.

Japan Medical Dynamic             6,000                       328,451
Marketing, Inc.

Japan Tobacco, Inc.               217                         2,396,639

Kadokawa Shoten Publish Co.       6,300                       1,573,714
Ltd.

Kaneka Corp.                      227,000                     2,975,798

Kao Corp.                         134,000                     4,092,389

Kawasaki Steel Corp.              375,000                     849,940

Kirin Brewery Co. Ltd.            109,000                     1,249,902

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

JAPAN - CONTINUED

Koa Denko Co. Ltd.                219,000                    $ 3,806,867

Kokusai Denshin Denwa             94,100                      11,838,752

Konami Co. Ltd.                   24,000                      2,327,971

Kyocera Corp.                     73,000                      7,010,805

Matsushita Communication          30,000                      5,047,779
Industrial Co. Ltd.

Matsushita Electric               98,000                      2,075,763
Industrial Co. Ltd.

Mikasa Coca Cola Bottling Co.     114,000                     1,204,322

Mikuni Coca Cola Bottling Co.     46,000                      971,909

Mirai Industry Co. Ltd.           41,000                      661,513

Misumi Corp.                      20,000                      1,450,180

Mitsubishi Electric Corp.         1,394,000                   7,724,735

Mitsubishi Estate Co. Ltd.        260,000                     2,609,364

Mitsui Trust & Banking Co.        947,000                     2,946,728
Ltd.

Mitsumi Electric Co. Ltd.         85,000                      2,277,551

Murata Manufacturing Co. Ltd.     78,000                      10,037,936

Namco Ltd.                        60,100                      2,839,779

NEC Corp.                         368,000                     7,457,191

NIC Corp.                         19,000                      939,736

Nichicon Corp.                    199,000                     4,319,232

Nidec Corp.                       11,000                      2,139,256

Nikko Securities Co. Ltd.         397,000                     3,736,471

Nintendo Co. Ltd.                 26,400                      4,196,111

Nippon Computer Systems Corp.     207,000                     4,055,510

Nippon Paper Industries Co.       260,000                     2,022,569
Ltd.

Nippon Steel Corp.                1,401,000                   3,565,570

Nippon Telegraph & Telephone      1,068                       16,411,044
Corp.

Nippon Zeon Co. Ltd.              404,000                     3,491,957

Nissin Co. Ltd.                   19,000                      1,166,002

Nitto Denko Corp.                 115,000                     4,550,300

Nomura Securities Co. Ltd.        161,000                     2,661,042

NTT Mobile Communication          246                         6,544,250
Network, Inc.

Oki Electric Industry Co.         521,000                     3,352,413
Ltd. (a)

Omron Corp.                       278,000                     5,820,312

Oracle Corp. Japan                9,000                       1,832,413

ORIX Corp.                        37,800                      5,082,353

Otsuka Kagu Ltd.                  5,200                       1,548,139

Q'Sai Co. Ltd.                    17,000                      1,173,878

Ricoh Co. Ltd.                    213,000                     3,479,597

Rohm Co. Ltd.                     29,000                      6,517,167

Sakura Bank Ltd.                  815,000                     7,013,110

Sankyo Co. Ltd. (Gunma)           17,500                      1,386,555

Secom Co. Ltd.                    35,000                      3,757,983

Secom Co. Ltd. (RFD)              35,000                      3,731,093

Senshukai Co. Ltd.                235,000                     4,511,549

Sharp Corp.                       246,000                     3,921,825

Shin-Etsu Chemical Co. Ltd.       124,000                     5,120,769

Shohkoh Fund & Co. Ltd.           7,450                       4,564,802

Skylark Co. Ltd.                  65,000                      1,822,809

SMC Corp.                         15,000                      2,533,974

Softbank Corp.                    27,700                      11,518,944



                                 SHARES                      VALUE (NOTE 1)

Sony Corp.                        77,500                     $ 12,380,626

Sumitomo Bank Ltd. Japan          578,000                     9,314,613

Sumitomo Metal Industries         557,000                     545,633
Ltd. (a)

Sumitomo Trust & Banking Ltd.     285,000                     2,917,743

Takasago Electric Industry        4,000                       303,481
Co.

Takeda Chemical Industries        183,000                     10,527,443
Ltd.

Takefuji Corp.                    8,500                       1,102,041

Takefuji Corp. (c)                20,000                      2,593,037

THK Co. Ltd.                      133,600                     4,375,280

Tokai Bank Ltd.                   432,000                     3,775,462

Toko, Inc.                        561,000                     2,774,694

Tokyo Electron Ltd.               14,000                      1,164,370

Tokyo Seimitsu Co. Ltd.           60,000                      7,323,890

Toyoda Gosei Co. Ltd.             141,000                     6,080,096

Toyota Motor Corp.                336,000                     11,649,076

Tsubaki Nakashima Co. Ltd.        82,000                      1,181,273

Union Tool Co.                    11,300                      1,208,951

World Co. Ltd.                    22,200                      2,249,316

Yamaha Motor Co. Ltd.             241,000                     1,962,718

Yamanouchi Pharmaceutical Co.     69,000                      3,134,406
Ltd.

Yamato Transport Co. Ltd.         81,000                      2,333,734

Yoshitomi Pharmaceutical          146,000                     1,991,069
Industries Ltd.

                                                              479,355,104

KOREA (SOUTH) - 3.5%

Housing & Commercial Bank (a)     42,400                      1,120,534

Korea Electric Power Corp.        114,400                     3,347,596

Korea Telecom Sponsored ADR       42,000                      1,480,500

Korea Tobacco & Ginseng Co.       37,600                      1,025,027
Ltd.

Lg Chemical Ltd.                  24,850                      752,026

Lg Electronics, Inc.              22,000                      720,801

Medison Co. Ltd.                  25,800                      258,108

Pohang Iron & Steel Co. Ltd.      10,500                      1,260,526

Samsung Corp.                     34,400                      544,894

Samsung Electro-Mechanics Co.     36,900                      1,784,244

Samsung Electronics Co. Ltd.      48,100                      8,020,011

Samsung Securities Co. Ltd.       20,800                      728,304

Shinhan Bank                      82,500                      873,489

Shinsegae Department Store        9,950                       546,649

Shinsegae Department Store        1,739                       30,735
rights 12/1/99 (a)

SK Telecom Co. Ltd.               720                         831,347

                                                              23,324,791

MALAYSIA - 0.1%

Amway Holding BHD                 144,000                     373,263

NEW ZEALAND - 0.3%

Fletcher Challenge Ltd.           129,700                     160,671
Building Division

Lion Nathan Ltd.                  216,100                     466,284

Telecom Corp. of New Zealand      212,000                     854,601
Ltd.

Warehouse Group Ltd. (The)        90,100                      349,940

                                                              1,831,496

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

PHILIPPINES - 0.0%

Oriental Petroleum & Mineral      7,771,657                  $ 775
Corp. Class B (a)

SINGAPORE - 2.5%

Chartered Semiconduct             3,500                       116,156
Manufacturing Ltd. ADR

City Developments Ltd.            104,000                     538,309

Datacraft Asia Ltd.               403,000                     1,853,800

DBS Group Holdings Ltd.           147,239                     1,666,021

DBS Land Ltd.                     237,000                     439,338

Natsteel Electronics Ltd.         243,000                     950,647

Overseas Union Bank Ltd.          386,452                     1,674,664

Singapore Airlines Ltd.           274,000                     2,902,438

Singapore Press Holdings Ltd.     86,694                      1,487,077

Singapore Technologies            529,000                     767,313
Engineering Ltd.

Singapore Telecommunications      772,000                     1,468,264
Ltd.

United Overseas Bank Ltd.         217,000                     1,645,621
(For. Reg.)

Venture Manufacturing             145,000                     1,291,604
Singapore Ltd.

                                                              16,801,252

TAIWAN - 3.0%

Advanced Semiconductor            492,000                     1,512,295
Engineering, Inc. (a)

Asustek Computer, Inc.            184,000                     1,931,652

China Steel Corp.                 1,027,000                   790,000

Far Eastern Textile Ltd.          963,000                     1,317,598

Formosa Plastic                   428,000                     856,810

Hon Hai Precision Industries      317,000                     2,168,632
Co. Ltd.

Nan Ya Plastics Corp.             522,000                     913,335

Ritek Corp.                       75,000                      491,803

Siliconware Precision             407,000                     731,368
Industries Co. Ltd.

Taishin International Bank        2,464,000                   1,406,003

Taiwan Semiconductor              1,080,130                   4,801,334
Manufacturing Co. Ltd.

United Microelectronics Corp.     1,103,000                   2,868,774

                                                              19,789,604

THAILAND - 0.6%

Advanced Info Service PCL         85,700                      998,447
(For. Reg.) (a)

BEC World PCL (For.Reg.) (a)      111,600                     693,437

PTT Exploration & Production      83,900                      612,551
Public Co.Ltd. (For.Reg.) (a)

Siam Cement PCL (For.Reg.) (a)    45,500                      1,177,994

Siam Makro PCL (For.Reg.)         200,100                     334,148

                                                              3,816,577

UNITED KINGDOM - 0.6%

HSBC Holdings PLC (Hong Kong)     293,184                     3,609,828
(Reg.)

TOTAL COMMON STOCKS                            626,692,016
(Cost $442,859,620)

PREFERRED STOCKS - 0.1%

                                 SHARES                      VALUE (NOTE 1)

CONVERTIBLE PREFERRED STOCKS
- 0.1%

THAILAND - 0.1%

Siam Commercial Bank PLC          631,100                    $ 714,838
5.25% (a)

NONCONVERTIBLE PREFERRED
STOCKS - 0.0%

TAIWAN - 0.0%

Taishin International Bank (a)    363,000                     114,439

TOTAL PREFERRED STOCKS                         829,277
(Cost $684,817)

CASH EQUIVALENTS - 6.5%



Central Cash Collateral Fund,     12,996,138                  12,996,138
5.26% (b)

Taxable Central Cash Fund,        29,603,427                  29,603,427
5.21% (b)

TOTAL CASH EQUIVALENTS                         42,599,565
(Cost $42,599,565)

TOTAL INVESTMENT PORTFOLIO -                                  670,120,858
101.6%
(Cost $486,144,002)

NET OTHER ASSETS - (1.6)%                                     (10,240,012)

NET ASSETS - 100%                             $ 659,880,846

LEGEND
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Security exempt from registration under Rule 144A of the
Securities
Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,593,037 or 0.4% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $557,505,583 and $344,592,705, respectively.
The fund participated in the security lending program. At period end, the value of securities loaned amounted to $12,355,928. The fund received cash collateral of $12,996,138 which was invested in the Central Cash Collateral Fund.
INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $487,010,408. Net unrealized appreciation aggregated $183,110,450, of which $191,597,264 related to appreciated investment securities and $8,486,814 related to depreciated investment securities.
At October 31, 1999, the fund had a capital loss carryforward of approximately $45,130,000 of which $12,149,000 and $32,981,000 will expire on October 31, 2005 and 2006, respectively.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Net Assets
BASIC INDUSTRIES              5.8%

CASH EQUIVALENTS              6.5

CONSTRUCTION & REAL ESTATE    3.4

DURABLES                      8.9

ENERGY                        0.1

FINANCE                       19.6

HEALTH                        3.7

INDUSTRIAL MACHINERY &        8.3
EQUIPMENT

MEDIA & LEISURE               2.8

NONDURABLES                   3.1

PRECIOUS METALS               0.2

RETAIL & WHOLESALE            3.4

SERVICES                      1.8

TECHNOLOGY                    22.7

TRANSPORTATION                1.2

UTILITIES                     10.1

PACIFIC BASIN
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1999

ASSETS

Investment in securities, at                 $ 670,120,858
value  (cost $486,144,002) -
 See accompanying schedule

Foreign currency held at                      4,631,618
value  (cost $4,631,618)

Receivable for investments                    4,043,421
sold

Receivable for fund shares                    5,564,156
sold

Dividends receivable                          1,036,745

Interest receivable                           106,512

Redemption fees receivable                    1,036

Other receivables                             10,146

 TOTAL ASSETS                                 685,514,492

LIABILITIES

Payable for investments        $ 10,826,822
purchased

Payable for fund shares         1,131,647
redeemed

Accrued management fee          423,496

Other payables and  accrued     255,543
expenses

Collateral on securities        12,996,138
loaned,  at value

 TOTAL LIABILITIES                            25,633,646

NET ASSETS                                   $ 659,880,846

Net Assets consist of:

Paid in capital                              $ 521,918,337

Distributions in excess of                    (43,795)
net investment income

Accumulated undistributed net                 (45,996,431)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   184,002,735
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 29,359,366                   $ 659,880,846
shares outstanding

NET ASSET VALUE and                           $22.48
redemption price per share
($659,880,846 (divided by)
29,359,366 shares)

Maximum offering price per                    $23.18
share (100/97.00 of $22.48)

STATEMENT OF OPERATIONS
 YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME                              $ 3,527,645
Dividends

Interest                                        723,262

Security lending                                28,870

                                                4,279,777

Less foreign taxes withheld                     (340,415)

 TOTAL INCOME                                   3,939,362

EXPENSES

Management fee Basic fee         $ 2,565,004

 Performance adjustment           670,293

Transfer agent fees               1,133,920

Accounting and security           199,333
lending fees

Non-interested trustees'          2,271
compensation

Custodian fees and expenses       163,157

Registration fees                 49,219

Audit                             44,178

Legal                             958

Miscellaneous                     118

 Total expenses before            4,828,451
reductions

 Expense reductions               (56,246)      4,772,205

NET INVESTMENT INCOME (LOSS)                    (832,843)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            54,887,737

 Foreign currency transactions    (77,941)      54,809,796

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            177,132,699

 Assets and liabilities in        36,519        177,169,218
foreign currencies

NET GAIN (LOSS)                                 231,979,014

NET INCREASE (DECREASE) IN                     $ 231,146,171
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION Sales                        $ 534,718
charges paid to FDC

 Sales charges - Retained by                   $ 533,043
FDC

 Deferred sales charge                         $ 9,916
witheld  by FDC

 Expense Reductions                            $ 45,152
  Directed brokerage
arrangements

  Custodian credits                             1,230

  Transfer agent credits                        9,864

                                               $ 56,246

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED OCTOBER 31, 1999  YEAR ENDED OCTOBER 31, 1998
ASSETS

Operations Net investment        $ (832,843)                  $ (321,268)
income (loss)

 Net realized gain (loss)         54,809,796                   (31,836,550)

 Change in net unrealized         177,169,218                  9,227,120
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       231,146,171                  (22,930,698)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (345,403)                    (4,350,839)
in excess of net investment
income

Share transactions Net            388,881,157                  63,798,234
proceeds from sales of shares

 Reinvestment of distributions    338,512                      4,301,574

 Cost of shares redeemed          (156,304,703)                (84,998,801)

 NET INCREASE (DECREASE) IN       232,914,966                  (16,898,993)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

Redemption fees                   701,135                      127,081

  TOTAL INCREASE (DECREASE)       464,416,869                  (44,053,449)
IN NET ASSETS

NET ASSETS

 Beginning of period              195,463,977                  239,517,426

 End of period (including        $ 659,880,846                $ 195,463,977
distributions in excess of
net investment income of
$43,795 and  $3,862,332,
respectively)

OTHER INFORMATION
Shares

 Sold                             21,838,288                   5,220,379

 Issued in reinvestment of        26,201                       352,299
distributions

 Redeemed                         (8,941,281)                  (7,003,769)

 Net increase (decrease)          12,923,208                   (1,431,091)


FINANCIAL HIGHLIGHTS

YEARS ENDED OCTOBER 31,          1999       1998       1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.89    $ 13.41    $ 14.65    $ 14.88    $ 19.96
period

Income from Investment
Operations

Net investment income (loss) C    (.04)      (.02)      (.01)      .05        .07

Net realized and unrealized       10.62      (1.26)     (1.16)     (.29)      (3.12)
gain (loss)

Total from investment             10.58      (1.28)     (1.17)     (.24)      (3.05)
operations

Less Distributions

 From net investment income       -          -          (.01)      -          -

In excess of net investment       (.02)      (.25)      (.07)      -          (.02)
income

From net realized gain            -          -          -          -          (2.02)

Total distributions               (.02)      (.25)      (.08)      -          (2.04)

Redemption fees added to paid     .03        .01        .01        .01        .01
in capital

Net asset value, end of period   $ 22.48    $ 11.89    $ 13.41    $ 14.65    $ 14.88

TOTAL RETURN A, B                 89.36%     (9.52)%    (7.97)%    (1.55)%    (15.87)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 659,881  $ 195,464  $ 239,517  $ 572,150  $ 317,635
(000 omitted)

Ratio of expenses to average      1.37%      1.73%      1.32%      1.26%      1.32% D
net assets

Ratio of expenses to average      1.36% E    1.72% E    1.31% E    1.24% E    1.32%
net assets after expense
reductions

Ratio of net investment           (.24)%     (.16)%     (.04)%     .30%       .44%
income (loss) to average net
assets

Portfolio turnover rate           101%       57%        42%        85%        65%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.
C NET INVESTMENT INCOME
(LOSS) PER SHARE HAS BEEN
CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING
THE PERIOD.
D FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S
EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT,
THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.


SOUTHEAST ASIA
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999     PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY SOUTHEAST ASIA            49.80%       -11.56%       29.83%

FIDELITY SOUTHEAST ASIA            45.31%       -14.21%       25.93%
(INCL. 3.00% SALES CHARGE)

MSCI Far East Free ex-Japan        52.06%       -22.24%       27.31%

Pacific Region ex-Japan            48.33%       -17.64%       n/a
Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on April 19, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International AC Far
East Free ex-Japan Index - a market capitalization-weighted index of stocks traded in Asian markets, excluding Japan. To measure how the fund's performance stacked up against its peers, you can compare it to the Pacific region ex-Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 86 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999   PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY SOUTHEAST ASIA          49.80%       -2.43%        4.07%

FIDELITY SOUTHEAST ASIA          45.31%       -3.02%        3.59%
(INCL. 3.00% SALES CHARGE)

MSCI Far East Free ex-Japan      52.06%       -4.91%        3.76%

Pacific Region ex-Japan          48.33%       -4.14%        n/a
Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Southeast Asia              MS FarEast x-JPN Fr Gross
             00351                       MS008
  1993/04/19       9700.00                    10000.00
  1993/04/30       9651.50                    10334.89
  1993/05/31      10078.30                    10929.98
  1993/06/30       9835.80                    10642.82
  1993/07/31       9826.10                    10715.96
  1993/08/31      10543.90                    11612.63
  1993/09/30      10873.70                    11974.11
  1993/10/31      12842.80                    14179.62
  1993/11/30      13240.50                    14084.20
  1993/12/31      15992.99                    17508.06
  1994/01/31      14696.78                    16312.13
  1994/02/28      14004.83                    15375.29
  1994/03/31      12221.33                    13702.83
  1994/04/30      12533.20                    14348.37
  1994/05/31      13069.22                    14960.14
  1994/06/30      12299.30                    14295.10
  1994/07/31      12952.27                    15093.47
  1994/08/31      14141.27                    16322.75
  1994/09/30      14131.52                    16059.95
  1994/10/31      14238.73                    16372.12
  1994/11/30      12845.07                    14812.82
  1994/12/31      12513.71                    14446.91
  1995/01/31      11198.01                    12897.43
  1995/02/28      12162.86                    14200.92
  1995/03/31      12318.79                    14269.05
  1995/04/30      12309.04                    14134.01
  1995/05/31      13712.45                    15856.11
  1995/06/30      13702.71                    15617.68
  1995/07/31      14053.56                    15864.27
  1995/08/31      13507.79                    15109.47
  1995/09/30      13683.21                    15371.66
  1995/10/31      13527.28                    15138.13
  1995/11/30      13293.38                    14979.13
  1995/12/31      14038.25                    15724.49
  1996/01/31      15771.98                    17165.65
  1996/02/29      15425.24                    17106.70
  1996/03/31      15296.45                    17244.40
  1996/04/30      15623.38                    17726.96
  1996/05/31      15682.82                    17554.45
  1996/06/30      15237.00                    17200.74
  1996/07/31      14038.25                    15961.51
  1996/08/31      14672.30                    16537.82
  1996/09/30      15147.84                    16955.48
  1996/10/31      14553.42                    16635.18
  1996/11/30      15603.56                    17587.62
  1996/12/31      15464.51                    17475.63
  1997/01/31      15454.22                    17729.59
  1997/02/28      15690.87                    17795.50
  1997/03/31      14620.81                    16822.86
  1997/04/30      14301.84                    16393.53
  1997/05/31      15124.97                    17225.98
  1997/06/30      15618.85                    17686.50
  1997/07/31      16123.01                    17772.64
  1997/08/31      14013.75                    14500.35
  1997/09/30      13231.78                    14391.39
  1997/10/31       9826.09                    10880.61
  1997/11/30       9754.06                    10188.55
  1997/12/31       9451.16                     9732.57
  1998/01/31       8882.44                     8912.96
  1998/02/28      10226.69                    10957.88
  1998/03/31      10195.67                    10690.41
  1998/04/30       9296.05                     9589.59
  1998/05/31       8044.86                     8104.40
  1998/06/30       7383.07                     7222.25
  1998/07/31       7269.33                     7021.87
  1998/08/31       6349.03                     5936.84
  1998/09/30       7093.54                     6576.50
  1998/10/31       8406.78                     8372.34
  1998/11/30       8944.48                     9134.88
  1998/12/31       8903.49                     9263.54
  1999/01/31       8582.17                     8960.88
  1999/02/28       8447.43                     8802.18
  1999/03/31       9204.07                     9791.62
  1999/04/30      11111.22                    12052.48
  1999/05/31      10738.08                    11510.53
  1999/06/30      12790.34                    13507.32
  1999/07/31      12634.86                    12989.96
  1999/08/31      12925.08                    13202.48
  1999/09/30      11909.32                    12145.78
  1999/10/29      12593.40                    12730.66
IMATRL PRASUN   SHR__CHT 19991031 19991111 124720 R00000000000082
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Southeast Asia Fund on April 19, 1993, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have been $12,593 - a 25.93% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC Far East Free-ex Japan Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have been $12,731 - a 27.31% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
SOUTHEAST ASIA
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Allan Liu, Portfolio Manager of Fidelity Southeast
Asia Fund
Q. HOW DID THE FUND PERFORM, ALLAN?
A. The fund did very well on an absolute basis but slightly trailed its benchmark during the period. For the 12 months that ended October 31, 1999, the fund returned 49.80%, compared to 52.06% for the Morgan Stanley Capital International AC Far East Free ex-Japan Index and 48.33% for the Pacific region ex-Japan funds average tracked by Lipper Inc.
Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?
A. The underperformance occurred during the first six months of the period, when I positioned the fund defensively due to the instability and increased risk I perceived in Southeast Asian equity markets. At that time, in addition to an emphasis on earnings and share-price growth, I also focused on companies with the best survival capability. When Southeast Asian stocks rallied strongly late in 1998 and early in 1999 - particularly in South Korea - the fund fell behind the index. However, the fund soundly beat the index during the last six months of the period, narrowing the performance gap from 11.79% as of April 30, 1999, to 2.26% at the end of the period.
Q. WHAT DID YOU DO DIFFERENTLY IN THE SECOND HALF OF THE PERIOD?
A. I invested more in companies that were positioned to benefit from the domestic recoveries occurring in many Southeast Asian countries and in manufacturers with strong export businesses. These included the stocks of domestic consumer, technology and electronics companies in Hong Kong, Korea, Taiwan and Singapore. I particularly favored companies that I felt could compete successfully on a global level.
Q. THE FINANCE COMPONENT OF THE FUND DECREASED FROM 28.6% OF NET ASSETS AT THE END OF APRIL TO 20.1% AT THE END OF THE PERIOD. WHY WAS THAT?
A. Early in the year, the fund had a heavier weighting of finance stocks because interest rates were dropping sharply, which tends to benefit companies in this sector. Once most of the drop in interest rates had occurred, however, I lightened up on the fund's finance holdings. As a result of the precarious financial condition of the region, many banks had badly damaged balance sheets requiring massive recapitalization - that is, issuing more shares of stock. When more shares of a stock are issued, there is dilution of earnings per share, which I felt did not bode well for those companies' stock prices.
Q. AFTER OVERWEIGHTING HONG KONG RELATIVE TO THE INDEX 12 MONTHS AGO, YOU SUBSEQUENTLY UNDERWEIGHTED THAT COUNTRY. CAN YOU EXPLAIN YOUR RATIONALE?
A. When the region began to recover, I felt that Hong Kong's fixed-rate currency system would inhibit its recovery. Currency depreciation - painful though it is in many respects - is one way a country can make itself more competitive, with cheaper asset prices that will attract foreign investors. Since Hong Kong has chosen to maintain a fixed-rate link to the U.S. dollar, currency depreciation is not a possible avenue of recovery. Instead, investors must wait for domestic asset prices in Hong Kong to fall to levels that seem attractive.
Q. WHAT STOCKS DID WELL FOR THE FUND?
A. Samsung Electronics, the fund's largest holding at the end of the period, did extremely well. The company is the world's most efficient producer of computer DRAM (dynamic random access memory) and was able to survive comfortably even when DRAM prices were at their lowest point. Another helpful holding was Taiwan Semiconductor, one of the most efficient manufacturers of semiconductors. The stock benefited from improved demand in the semiconductor market.
Q. WHAT STOCKS DISAPPOINTED YOU?
A. Swire Pacific weighed down the fund's return, based on the disappointing performance of its investments in office property. CLP Holdings, a Hong Kong utility, suffered when investors began to allocate more capital to non-defensive stocks. I sold both stocks.
Q. WHAT'S YOUR OUTLOOK, ALLAN?
A. Now that interest rates have fallen so dramatically, further gains in Southeast Asian share prices will be primarily earnings-driven. I will be watching to see which companies continue to put a high priority on decreasing debt and increasing operating efficiency and overall shareholder value. With better times may come a certain complacency on the part of some managements about implementing needed restructuring. I intend to emphasize the companies that are serious about continuing to improve.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET OR OTHER CONDITIONS. FOR MORE INFORMATION, SEE PAGE A-3.


FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of Southeast Asian issuers; the fund does not anticipate investing in Japan
START DATE: April 19, 1993
FUND NUMBER: 351
TRADING SYMBOL: FSEAX
SIZE: as of October 31, 1999, more than
$360 million
MANAGER: Allan Liu, since inception; manager, various funds for non-U.S. investors; analyst, Southeast Asian markets, 1987-1990; joined
Fidelity in 1987
(checkmark)
SOUTHEAST ASIA

INVESTMENT CHANGES




AS OF OCTOBER 31, 1999
United States 2.8%
United Kingdom 5.2%
Row: 1, Col: 1, Value: 28.1
Row: 1, Col: 2, Value: 1.6
Row: 1, Col: 3, Value: 19.7
Row: 1, Col: 4, Value: 8.5
Row: 1, Col: 5, Value: 1.9
Row: 1, Col: 6, Value: 12.8
Row: 1, Col: 7, Value: 17.0
Row: 1, Col: 8, Value: 2.4
Row: 1, Col: 9, Value: 5.2
Row: 1, Col: 10, Value: 2.8
Thailand 2.4%
Hong Kong 28.1%
Taiwan 17.0%
Indonesia 1.6%
Singapore 12.8%
Other 1.9%
Korea (South) 19.7%
Malaysia 8.5%
GEOGRAPHIC DIVERSIFICATION (%
OF FUND'S NET ASSETS)

AS OF APRIL 30, 1999
United States 5.8%
Row: 1, Col: 1, Value: 35.7
Row: 1, Col: 2, Value: 1.5
Row: 1, Col: 3, Value: 15.2
Row: 1, Col: 4, Value: 2.9
Row: 1, Col: 5, Value: 1.2
Row: 1, Col: 6, Value: 13.0
Row: 1, Col: 7, Value: 13.3
Row: 1, Col: 8, Value: 3.8
Row: 1, Col: 9, Value: 7.6
Row: 1, Col: 10, Value: 5.8
United Kingdom 7.6%
Thailand 3.8%
Hong Kong 35.7%
Taiwan 13.3%
Singapore 13.0%
Indonesia 1.5%
Other 1.2%
Malaysia 2.9%
Korea (South) 15.2%
PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF FUTURES CONTRACTS, IF
APPLICABLE.
ASSET ALLOCATION

                             % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                     MONTHS AGO

Stocks                        97.2                    94.2

Short-Term Investments  and   2.8                     5.8
Net Other Assets

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS
A PERCENTAGE OF THE FUND'S INVESTMENTS.

TOP TEN STOCKS AS OF OCTOBER
31, 1999

                                % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                        MONTHS AGO

Samsung Electronics Co. Ltd.     8.4                     3.4
(Korea (South), Electronics)

Hutchison Whampoa Ltd. (Hong     6.6                     7.2
Kong, Electrical Equipment)

HSBC Holdings PLC (Hong Kong)    5.2                     7.6
(Reg.) (United Kingdom, Banks)

Taiwan Semiconductor             4.7                     3.0
Manufacturing Co. Ltd.
(Taiwan, Electronics)

Cheung Kong Holdings Ltd.        4.2                     5.4
(Hong Kong, Real Estate)

China Telecom (Hong Kong)        3.8                     2.9
Ltd. (Hong Kong, Cellular)

Sun Hung Kai Properties Ltd.     3.2                     4.1
(Hong Kong, Real Estate)

Korea Electric Power Corp.       2.4                     3.1
(Korea (South), Electric
Utility)

Cable & Wireless HKT Ltd.        2.2                     3.3
(Hong Kong, Telephone
Services)

Hang Seng Bank Ltd.  (Hong       2.1                     2.7
Kong, Banks)

                                 42.8                    42.7

TOP TEN MARKET SECTORS AS OF
OCTOBER 31, 1999

                                % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                        MONTHS AGO

TECHNOLOGY                       31.1                    16.7

FINANCE                          20.1                    28.6

UTILITIES                        12.0                    15.0

CONSTRUCTION & REAL ESTATE       9.8                     15.0

INDUSTRIAL MACHINERY &           8.3                     8.1
EQUIPMENT

MEDIA & LEISURE                  4.1                     2.4

BASIC INDUSTRIES                 3.0                     2.2

NONDURABLES                      2.6                     2.5

DURABLES                         2.5                     1.5

TRANSPORTATION                   2.0                     1.2



SOUTHEAST ASIA

INVESTMENTS OCTOBER 31, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 96.8%

                                 SHARES                      VALUE (NOTE 1)

AUSTRALIA - 0.6%

LibertyOne Ltd.                   1,800,000                  $ 2,226,848

CHINA - 0.7%

China Southern Airlines Ltd.      1,600,000                   319,259
(a)

Great Wall Technology Co. (H      2,460,000                   1,504,248
Shares)

Shanghai Petrochemical Co.        2,400,000                   491,246
Ltd. Class H

Shenzhen Expressway Co. Ltd.      1,000,000                   149,331
Class H

                                                              2,464,084

HONG KONG - 28.1%

Cable & Wireless HKT Ltd.         3,448,000                   7,865,750

Cheung Kong Holdings Ltd.         1,685,000                   15,292,546

China Telecom (Hong Kong)         4,068,000                   13,729,500
Ltd. (a)

Dah Sing Financial Holdings       760,000                     3,032,956
Ltd.

Dao Heng Bank Group Ltd.          850,000                     3,906,411

Denway Investment Ltd. (a)        8,370,000                   915,873

Giordano International Ltd.       1,000,000                   1,062,049

Hang Seng Bank Ltd.               706,000                     7,679,840

Hutchison Whampoa Ltd.            2,367,000                   23,767,508

Johnson Electric Holdings         874,000                     4,725,541
Ltd.

Smartone Telecommunications       10,000                      35,273
Holdings Ltd.

Sun Hung Kai Properties Ltd.      1,410,310                   11,392,502

Television Broadcasts Ltd.        620,000                     3,312,307

Wharf Holdings Ltd.               325,942                     941,993

Wing Hang Bank Ltd.               1,079,000                   3,521,196

                                                              101,181,245

INDIA - 0.5%

Infosys Technologies Ltd.         5,850                       936,108

Pentafour Software & Exports      73,000                      1,013,795
Ltd. (a)

                                                              1,949,903

INDONESIA - 1.6%

Gudang Garam PT Perusahaan        780,000                     2,011,427

PT Lippo Bank Tbk (a)             46,000,000                  1,516,482

PT Lippo Bank Tbk:

rights 12/31/99 (a)               36,000,000                  0

warrants 5/1/02 (a)               36,000,000                  0

PT Telkomunikasi Indonesia        1,076,060                   512,409

Sampoerna, Hanjaya Mandala (a)    700,000                     1,630,768

                                                              5,671,086

KOREA (SOUTH) - 19.7%

Cheil Jedang Corp.                45,000                      2,588,580

Daelim Industrial Co.             99,945                      1,258,166

Dongwon Securities Co. Ltd.       20,000                      600,250

Hanwha Chemical Corp.             140,000                     1,266,361

Honam Petrochemical Corp.         16,000                      309,462

Housing & Commercial Bank (a)     95,300                      2,518,559

Hyundai Electronics               120,000                     1,995,832
Industries Co. Ltd. (a)

Hyundai Engineering &             8                           47
Construction Co. Ltd. (a)



                                 SHARES                      VALUE (NOTE 1)

Kookmin Bank                      58,000                     $ 904,210

Kookmin Bank rights 11/04/99      8,839                       53,793
(a)

Korea Chemical Co. Ltd.           8,500                       566,903

Korea Electric Power Corp.        300,000                     8,778,661

Korea Telecom                     80,100                      5,388,972

Korea Tobacco & Ginseng Co.       27,000                      736,057
Ltd.

Lg Chemical Ltd.                  52,000                      1,573,656

Lg Electronics, Inc.              90,000                      2,948,730

Pohang Iron & Steel Co. Ltd.      27,000                      3,241,352

Samsung Corp. sponsored GDR       21                          123
Unit (a)

Samsung Electronics Co. Ltd.      180,834                     30,151,573

Samsung Fire & Marine             26,220                      1,158,533
Insurance

Shinsegae Department Store        57,000                      3,131,556

Shinsegae Department Store        9,964                       176,104
rights 12/1/99 (a)

SK Telecom Co. Ltd.               1,526                       1,761,993

                                                              71,109,473

MALAYSIA - 8.5%

AMMB Holdings BHD                 200,000                     431,579

Berjaya Sports Toto BHD           708,833                     1,538,914

Commerce Asset Holding BHD        760,000                     1,680,000

Genting BHD                       500,000                     1,789,474

Hong Leong Industries BHD         100,000                     119,474

Jaya Tiasa Holdings BHD           715,000                     1,307,697

Lingui Development BHD            329,000                     337,658

Magnum Corp. BHD                  1,000,000                   789,474

Malayan Banking BHD               1,067,000                   3,622,184

Malaysian Pacific Industries      275,000                     1,194,079

New Straits Times Press BHD       300,000                     667,105
(a)

PhileoAllied BHD (a)              1,200,000                   862,105

Public Bank BHD (For. Reg.)       1,354,000                   1,432,389

Resorts World BHD                 880,000                     2,524,211

Rothmans of Pall Mall             227,000                     1,583,026
Malaysia BHD

Sungei Way Holdings BHD (a)       949,000                     609,358

Telekom Malaysia BHD              806,000                     2,481,632

Tenaga Nasional BHD               744,000                     1,713,158

UMW Holdings BHD                  100,000                     177,632

Unisem (M) BHD                    895,000                     3,650,658

United Engineers BHD (a)          850,000                     1,442,763

United Engineers BHD warrants     170,000                     44,737
10/28/02 (a)

WTK Holdings BHD                  283,000                     796,868

                                                              30,796,175

PHILIPPINES - 0.1%

Philippine Long Distance          24,000                      499,751
Telephone

SINGAPORE - 12.8%

Chartered Semiconduct             1,900                       63,056
Manufacturing Ltd. ADR

City Developments Ltd.            238,000                     1,231,899

Datacraft Asia Ltd.               1,430,000                   6,578,000

DBS Group Holdings Ltd.           389,605                     4,408,410

Delgro Corp. Ltd.                 200,000                     692,146

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

SINGAPORE - CONTINUED

Gul Technologies Singapore        1,400,000                  $ 1,280,770
Ltd.

JIT Holdings Ltd.                 1,230,000                   2,028,408

Natsteel Electronics Ltd.         697,000                     2,726,753

Oversea-Chinese Banking Corp.     529,200                     3,981,342
Ltd.

Pacific Century Region            160,000                     924,466
Developments Ltd. (a)

Pacific Internet Ltd.             100                         3,125

Singapore Airlines Ltd.           547,000                     5,794,282

Singapore Press Holdings Ltd.     230,076                     3,946,534

Singapore Technologies            1,106,175                   1,604,503
Engineering Ltd.

United Overseas Bank Ltd.         485,500                     3,681,794
(For. Reg.)

Venture Manufacturing             803,000                     7,152,814
Singapore Ltd.

                                                              46,098,302

TAIWAN - 17.0%

Advanced Semiconductor            410,000                     1,260,246
Engineering, Inc. (a)

Asustek Computer, Inc.            452,759                     4,753,113

Bank Sinopac                      4,324,113                   2,440,152

China Trust Co. Ltd. (a)          2,982,280                   2,735,950

Compal Electronics, Inc.          989,599                     3,322,582

Compeq Manufacturing Co. Ltd.     23,400                      119,508
(a)

CTCI Corp.                        460,000                     390,101

Eten Information System Co.       424,000                     1,022,573
Ltd.

Far Eastern Textile Ltd.          3,511,430                   4,804,416

Hon Hai Precision Industries      999,880                     6,840,289
Co. Ltd.

Kindom Construction Co. Ltd.      610,000                     367,308

Nan Ya Plastics Corp.             500,000                     874,842

Phoenixtec Power Co. Ltd.         494,480                     1,005,484

Siliconware Precision             1,464,000                   2,630,769
Industries Co. Ltd.

Systex Corp.                      899,000                     2,848,345

Taishin International Bank        600,000                     342,371

Taiwan Semiconductor              3,832,677                   17,036,805
Manufacturing Co. Ltd.

Ulead Systems, Inc.               506,000                     1,611,160

United Microelectronics Corp.     2,727,950                   7,095,078

                                                              61,501,092

THAILAND - 2.0%

Advanced Info Service PCL         58,000                      675,728
(For. Reg.) (a)

Kiatnakin Finance &               600,000                     722,330
Securities PCL (a)

Ministry of Finance of the        2,866,600                   1,001,918
Kingdom of Thailand (Siam
Commercial Bank PLC)
warrants 5/31/02 (a)

Shin Satellite PCL (a)            875,000                     475,728

Siam Cement PCL (For. Reg.)       90,000                      2,330,097
(a)

Siam Makro PCL (a)                39,800                      66,462

Siam Makro PCL (For. Reg.)        610,200                     1,018,975

Thai Farmers Bank PCL (For.       650,000                     917,152
Reg.) (a)

                                                              7,208,390



                                 SHARES                      VALUE (NOTE 1)

UNITED KINGDOM - 5.2%

HSBC Holdings PLC (Hong Kong)     1,513,550                  $ 18,635,584
(Reg.)

TOTAL COMMON STOCKS                            349,341,933
(Cost $249,503,647)

CONVERTIBLE PREFERRED STOCKS
- 0.4%



THAILAND - 0.4%

Siam Commercial Bank PLC          1,166,600                   1,321,392
5.25% (a) (Cost $824,305)

CASH EQUIVALENTS - 2.4%



Central Cash Collateral Fund,     2,784,950                   2,784,950
5.26% (b)

Taxable Central Cash Fund,        5,753,920                   5,753,920
5.21% (b)

TOTAL CASH EQUIVALENTS                         8,538,870
(Cost $8,538,870)

TOTAL INVESTMENT PORTFOLIO -                   359,202,195
99.6%
(Cost $258,866,822)

NET OTHER ASSETS - 0.4%                                       1,479,689

NET ASSETS - 100%                             $ 360,681,884

LEGEND
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $309,135,892 and $269,182,012, respectively.
The fund participated in the security lending program. At period end, the value of securities loaned amounted to $2,688,354. The fund received cash collateral of $2,784,950 which was invested in the Central Cash Collateral Fund.
The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $2,017,000. The weighted average interest rate was 5.48%. INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $259,789,342. Net unrealized appreciation aggregated $99,412,853, of which $106,628,237 related to appreciated investment securities and $7,215,384 related to depreciated investment securities.
At October 31, 1999, the fund had a capital loss carryforward of approximately $143,548,000 of which $32,651,000, $110,573,000 and
$324,000 will expire on October 31, 2005, 2006 and 2007, respectively. MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Net Assets
BASIC INDUSTRIES              3.0%

CASH EQUIVALENTS              2.4

CONSTRUCTION & REAL ESTATE    9.8

DURABLES                      2.5

ENERGY                        0.1

FINANCE                       20.1

HOLDING COMPANIES             0.1

INDUSTRIAL MACHINERY &        8.3
EQUIPMENT

MEDIA & LEISURE               4.1

NONDURABLES                   2.6

RETAIL & WHOLESALE            1.5

TECHNOLOGY                    31.1

TRANSPORTATION                2.0

UTILITIES                     12.0

SOUTHEAST ASIA
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1999

ASSETS

Investment in securities, at                $ 359,202,195
value  (cost $258,866,822) -
 See accompanying schedule

Foreign currency held at                     4,877,351
value  (cost $4,843,050)

Receivable for investments                   2,414,091
sold

Receivable for fund shares                   359,542
sold

Dividends receivable                         502,004

Interest receivable                          18,827

Redemption fees receivable                   902

Other receivables                            5,871

 TOTAL ASSETS                                367,380,783

LIABILITIES

Payable for investments        $ 1,915,282
purchased

Payable for fund shares         1,475,627
redeemed

Accrued management fee          277,128

Other payables and accrued      245,912
expenses

Collateral on securities        2,784,950
loaned,  at value

 TOTAL LIABILITIES                           6,698,899

NET ASSETS                                  $ 360,681,884

Net Assets consist of:

Paid in capital                             $ 404,233,757

Undistributed net investment                 566,245
income

Accumulated undistributed net                (144,491,480)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  100,373,362
(depreciation) on
investments  and assets and
liabilities in  foreign
currencies

NET ASSETS, for 29,687,778                  $ 360,681,884
shares outstanding

NET ASSET VALUE and                          $12.15
redemption price per share
($360,681,884 (divided by)
29,687,778 shares)

Maximum offering price per                   $12.53
share (100/97.00 of $12.15)

STATEMENT OF OPERATIONS
 YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME                              $ 5,012,805
Dividends

Interest                                        344,027

Security lending                                31,593

                                                5,388,425

Less foreign taxes withheld                     (240,264)

 TOTAL INCOME                                   5,148,161

EXPENSES

Management fee Basic fee         $ 2,190,265

 Performance adjustment           474,579

Transfer agent fees               1,001,891

Accounting and security           173,892
lending fees

Non-interested trustees'          1,054
compensation

Custodian fees and expenses       407,562

Registration fees                 47,786

Audit                             70,090

Legal                             944

Interest                          307

Miscellaneous                     924

 Total expenses before            4,369,294
reductions

 Expense reductions               (64,296)      4,304,998

NET INVESTMENT INCOME                           843,163

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            699,202

 Foreign currency transactions    (164,872)     534,330

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            103,806,641

 Assets and liabilities in        (2,959)       103,803,682
foreign currencies

NET GAIN (LOSS)                                 104,338,012

NET INCREASE (DECREASE) IN                     $ 105,181,175
NET ASSETS RESULTING FROM
OPERATIONS

OTHER INFORMATION                              $ 537,360
 Sales charges paid to FDC

 Sales charges - Retained by                   $ 536,707
FDC

 Expense reductions  Directed                  $ 62,950
brokerage arrangements

  Custodian credits                             1,064

  Transfer agent credits                        282

                                               $ 64,296

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET       YEAR ENDED OCTOBER 31, 1999  YEAR ENDED OCTOBER 31, 1998
ASSETS

Operations Net investment        $ 843,163                    $ 2,515,337
income

 Net realized gain (loss)         534,330                      (112,465,494)

 Change in net unrealized         103,803,682                  71,238,265
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       105,181,175                  (38,711,892)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (562,063)                    (1,459,446)
from net investment income

Share transactions Net            212,535,353                  131,309,522
proceeds from sales of shares

 Reinvestment of distributions    540,135                      1,428,081

 Cost of shares redeemed          (181,366,771)                (148,622,010)

 NET INCREASE (DECREASE) IN       31,708,717                   (15,884,407)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

Redemption fees                   1,014,716                    548,119

  TOTAL INCREASE (DECREASE)       137,342,545                  (55,507,626)
IN NET ASSETS

NET ASSETS

 Beginning of period              223,339,339                  278,846,965

 End of period (including        $ 360,681,884                $ 223,339,339
undistributed net investment
income of $566,245 and
$347,773, respectively)

OTHER INFORMATION
Shares

 Sold                             19,445,097                   15,599,765

 Issued in reinvestment of        63,997                       142,524
distributions

 Redeemed                         (17,300,454)                 (17,461,859)

 Net increase (decrease)          2,208,640                    (1,719,570)


FINANCIAL HIGHLIGHTS

YEARS ENDED OCTOBER 31,          1999       1998       1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 8.13     $ 9.55     $ 14.69    $ 13.88    $ 14.61
period

Income from Investment
Operations

Net investment income             .03 C      .09 C      .04 C, E   .14 C      .15

Net realized and unrealized       3.97       (1.48)     (4.62)     .87        (.91)
gain (loss)

Total from investment             4.00       (1.39)     (4.58)     1.01       (.76)
operations

Less Distributions

 From net investment income       (.02)      (.05)      (.10)      (.23)      -

In excess of net investment       -          -          (.07)      -          -
income

From net realized gain            -          -          (.40)      -          -

Total distributions               (.02)      (.05)      (.57)      (.23)      -

Redemption fees added to paid     .04        .02        .01        .03        .03
in capital

Net asset value, end of period   $ 12.15    $ 8.13     $ 9.55     $ 14.69    $ 13.88

TOTAL RETURN A, B                 49.80%     (14.44)%   (32.48)%   7.59%      (5.00)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 360,682  $ 223,339  $ 278,847  $ 755,346  $ 649,868
(000 omitted)

Ratio of expenses to average      1.46%      1.83%      1.32%      1.13%      1.10%
net assets

Ratio of expenses to average      1.43% D    1.79% D    1.32%      1.12% D    1.10%
net assets after expense
reductions

Ratio of net investment           .28%       1.07%      .22%       .95%       .90%
income to average net assets

Portfolio turnover rate           93%        95%        141%       102%       94%

A THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT
INCLUDE THE ONE TIME SALES
CHARGE.
C NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.
D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.
E INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND
WHICH AMOUNTED TO $.02 PER
SHARE.


NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Canada Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Hong Kong
and China Fund, Fidelity Japan Fund, Fidelity Japan Small Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund, and Fidelity Southeast Asia Fund (the funds) are funds of Fidelity Investment Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. On November 18, 1999, the Board of Trustees approved a change in the fund's name from Japan Small Companies to Japan Smaller Companies. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S.
dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. Each fund may be subject to foreign taxes on income and gains on investments which are accrued based upon each fund's understanding of the tax rules and regulations that exist in the markets in which they invest. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. Each fund accrues such taxes as applicable. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, foreign currency transactions/passive foreign investment companies (PFIC), market discount, net operating losses, capital loss carryforwards, and losses deferred due to wash sales. Certain funds also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income, distributions in excess of net investment income, accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in Canada, Emerging Markets, Hong Kong and China, Japan, Japan Smaller Companies, Latin America, Nordic, and Southeast Asia less than 90 days are subject to a short-term trading fee equal to 1.50% of the proceeds of the redeemed shares (1.00% for shares purchased prior to February 1, 1996 for
Canada and Japan). Shares held in Europe,
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
SHORT-TERM TRADING (REDEMPTION) FEES - CONTINUED
Europe Capital Appreciation, and Pacific Basin less than 90 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. These fees, which are retained by the funds, are accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. Certain funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the funds, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the funds may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the funds are recorded as either interest income or security lending income in the accompanying financial statements.
INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
RESTRICTED SECURITIES. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, no funds had investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to
 .5200% for the period. The annual individual fund fee rate is .45% for each fund. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee for Canada, Europe, Europe Capital Appreciation, Japan, Pacific Basin, and Southeast Asia is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on each fund's investment performance as compared to the appropriate index over a specified period of time. For the period, each fund's management fee was equivalent to the following annual rates expressed as a percentage of average net assets after the performance adjustment, if applicable:
Canada  .32%
Emerging Markets  .73%
Europe  .60%
Europe Capital Appreciation  .66%
Hong Kong and China  .73%
Japan  .86%
Japan Smaller Companies  .72%
Latin America  .73%
Nordic  .73% Pacific Basin  .92%
Southeast Asia  .89%
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SUB-ADVISER FEE. FMR, on behalf of the funds, entered into
sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research Far East Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investments Japan Limited (FIJ) (Emerging Markets, Hong Kong and China, Japan, Japan Smaller Companies, Pacific Basin, and Southeast Asia funds only.). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.
SALES LOAD. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the fund. FDC receives a sales charge of up to 3% for selling shares of each fund. For the period
July 1, 1998 to December 31, 1998, FDC voluntarily waived the sales charge on the sale of shares of the Europe Capital Appreciation Fund. Shares of Canada, Europe, and Pacific Basin purchased prior to October 12, 1990, are subject to a 1% deferred sales charge upon redemption. The amounts received and retained by FDC for sales charges and deferred sales charges are shown under the caption "Other Information" on each fund's Statement of Operations.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an
affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates as a percentage of the average net assets:
Canada  .39%
Emerging Markets  .48%
Europe  .25%
Europe Capital Appreciation  .26%
Hong Kong and China  .36%
Japan  .26%
Japan Smaller Companies  .19%
Latin America  .38%
Nordic  .31%
Pacific Basin  .32%
Southeast Asia  .33%
ACCOUNTING AND SECURITY LENDING FEES. FSC maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.
5. SECURITY LENDING.
Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Information regarding the value of securities loaned and the value of collateral at period end is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
6. BANK BORROWINGS.
Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding a fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
7. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse certain fund's operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above an annual rate of 2.00% of average net assets of each of the applicable funds.
FMR has directed certain portfolio trades to brokers who paid a portion of certain funds' expenses.
In addition, through arrangements with certain funds' custodian and transfer agent, credits realized on uninvested cash balances were used to reduce a portion of certain funds' expenses.
For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's Statement of Operations.
8. BENEFICIAL INTEREST.
At the end of the period, FMR and its affiliates were record owners of more than 5% of the outstanding shares of the following funds:
                         %
FUND                     OWNERSHIP
Japan Smaller Companies  7%
9. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of each applicable fund's schedule of investments.
10. LITIGATION.
The Latin America Fund is engaged in litigation against the obligor on the inflation adjusted debt of Siderurgica Brasileiras SA, contesting the calculation of the principal adjustment. The probability of success of this litigation cannot be predicted and the amount of recovery cannot be estimated. Any recovery from this litigation would inure to the benefit of the fund. As of period end, the Latin America Fund no longer holds Siderurgica Brasileiras SA debt securities.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Investment Trust and the Shareholders of:
 Fidelity Canada Fund,
 Fidelity Emerging Markets Fund,
 Fidelity Europe Fund,
 Fidelity Hong Kong and China Fund,
 Fidelity Japan Fund,
 Fidelity Japan Smaller Companies Fund,
 Fidelity Latin America Fund,
 Fidelity Nordic Fund,
 Fidelity Pacific Basin Fund,
 Fidelity Southeast Asia Fund,
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Canada Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Hong Kong and China Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund and Fidelity Southeast Asia Fund (funds of Fidelity Investment Trust) at October 31, 1999, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Investment Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
December 15, 1999
INDEPENDENT AUDITORS' REPORT


To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Europe Capital Appreciation Fund:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Fidelity Europe Capital Appreciation Fund as of October 31, 1999, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1998, and the financial highlights for each of the years in the four-year period ended October 31, 1998 were audited by other auditors whose report, dated December 14, 1998, expressed an unqualified opinion on those statements and financial highlights.
We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Fidelity Europe Capital Appreciation Fund at October 31, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended in conformity with generally accepted accounting principles.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 3, 1999
DISTRIBUTIONS


The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

 FUND                     PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS

Canada                    12/06/99 12/03/99    $.03       -
Europe                    12/06/99 12/03/99    $.18       $1.94
Europe Capital
Appreciation              12/13/99 12/10/99    $.13       $ .47
Hong Kong and China       12/06/99 12/03/99    $.17       -
Japan                     12/06/99 12/03/99    $.39       -
Japan Smaller Companies   12/13/99 12/10/99    $.15       -
Latin America             12/06/99 12/03/99    $.14       -
Nordic                    12/13/99 12/10/99    $.06       $ .45
Pacific Basin             12/13/99 12/10/99    $.26       -
Southeast Asia            12/06/99 12/03/99    $.02       -
Each fund hereby designates 100% of the long-term capital gains dividends distributed during the fiscal year as 20%-rate capital gains dividend.
A percentage of the dividends distributed during the fiscal year for the following fund qualifies for the dividends-received deduction for corporate shareholders:
Canada 39%
The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:
                    PAY DATE INCOME  TAXES
Canada              12/7/98   $.099 $.029
Europe              12/7/98   $.359 $.079
Hong Kong and China 12/7/98   $.336 $.016
Japan               12/7/98   $.039 $.009
Latin America       12/7/98   $.268 $.038
Latin America       1/2/99    $.023 $.003
Pacific Basin       12/14/98  $.034 $.014
Southeast Asia      12/7/98   $.036 $.016
The funds will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.




INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc.,
 London, England
Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan
Fidelity Investments Japan Ltd.
Fidelity International Investment Advisors
Fidelity International Investment Advisors
 (U.K.) Limited
OFFICERS
Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
Richard A. Spillane, Jr., VICE PRESIDENT
Allan Liu, VICE PRESIDENT, SOUTHEAST ASIA FUND
Kevin McCarey, VICE PRESIDENT, EUROPE CAPITAL APPRECIATION FUND
Brenda A. Reed, VICE PRESIDENT, JAPAN FUND
Patricia Satterthwaite, VICE PRESIDENT, LATIN AMERICA FUND
David Stewart, VICE PRESIDENT, EMERGING MARKETS FUND
Eric D. Roiter, SECRETARY
Richard A. Silver, TREASURER
Matthew N. Karstetter, DEPUTY TREASURER
John H. Costello, ASSISTANT TREASURER
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
Abigail P. Johnson
Ned C. Lautenbach
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIANS
The Chase Manhattan Bank
New York, NY
EMERGING MARKETS FUND, EUROPE FUND, EUROPE CAPITAL APPRECIATION FUND, JAPAN FUND, PACIFIC BASIN FUND, SOUTHEAST ASIA FUND
Brown Brothers Harriman & Co.
Boston, MA
CANADA FUND, HONG KONG AND CHINA FUND, JAPAN SMALLER COMPANIES FUND, LATIN AMERICA FUND, NORDIC FUND
FIDELITY'S INTERNATIONAL EQUITY FUNDS
Canada Fund
Diversified International Fund
Emerging Markets Fund
Europe Fund
Europe Capital Appreciation Fund
France Fund
Germany Fund
Global Balanced Fund
Hong Kong and China Fund
International Growth & Income Fund
International Value Fund
Japan Fund
Japan Smaller Companies Fund
Latin America Fund
Nordic Fund
Overseas Fund
Pacific Basin Fund
Southeast Asia Fund
United Kingdom Fund
Worldwide Fund
CORPORATE HEADQUARTERS
82 Devonshire Street
Boston, MA 02109
www.fidelity.com
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-6666
Account Assistance 1-800-544-6666
Product Information 1-800-544-6666
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
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